                                                   Registration Nos. 333-185761
                                                                      811-04867

    As filed with the Securities and Exchange Commission on April 30, 2013

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

    REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [X]


          Pre-effective Amendment No.    [ ]

          Post-Effective Amendment No.   [1]

                                    and/or

     REGISTRATION STATEMENT UNDER THE
     INVESTMENT COMPANY ACT OF 1940

              Amendment No.                  [6]                        [X]

                            SEPARATE ACCOUNT II OF
                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                             Houston, Texas 77019
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-4954
              (Depositor's Telephone Number, including Area Code)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.
                              (Name of Guarantor)
                         175 Water Street, 18th Floor
                           New York, New York 10038

                                (212) 770-7000
              (Guarantor's Telephone Number, including Area Code)

                           Jennifer P. Powell, Esq.
                           Associate General Counsel
                    American General Life Insurance Company
                           2919 Allen Parkway, L4-01
                           Houston, Texas 77019-2111
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)

   APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous.

   It is proposed that this filing will become effective

       [ ]immediately upon filing pursuant to paragraph (b)

       [X]on April 30, 2013 pursuant to paragraph (b)

       [ ]60 days after filing pursuant to paragraph (a)(1)

       [ ]on (date) pursuant to paragraph (a)(1) of Rule 485.

   If appropriate, check the following box:

       [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

EXECUTIVE ADVANTAGE(R)

GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by AMERICAN GENERAL LIFE INSURANCE COMPANY through its Separate Account II

                           THIS PROSPECTUS IS DATED
                                  MAY 1, 2013

American General Life Insurance Company ("AGL") is offering life insurance coverage under the Executive Advantage(R) group flexible premium variable universal life policy (the "Policy"). The Policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are those where an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the BENEFICIARY. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members. The description of the Policy in this prospectus is fully applicable to your certificate and the word "Policy" includes any such certificate.

For information on how to contact AGL, please see page 5.

The Index of Special Words and Phrases on page 54 will define many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in BOLD the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy. Please read this prospectus carefully and keep it for future reference.

The GUARANTEED ACCOUNT is part of our general account. You can use AGL's Separate Account II ("SEPARATE ACCOUNT") to invest in the Executive Advantage variable investment options. Currently, the Executive Advantage variable investment options each purchase shares of a corresponding Fund of:

..  AIM Variable Insurance Funds (Invesco Variable Insurance Funds) ("Invesco
   V.I.")
..  AllianceBernstein Variable Products Series Fund, Inc. ("AllianceBernstein
   VPS")
.. American Century(R) Variable Portfolios, Inc. ("American Century(R) VP") .. BlackRock Variable Series Funds, Inc. ("BlackRock")
..  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")
..  Franklin Templeton Variable Insurance Products Trust ("Franklin Templeton
   VIP")
..  Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT")
..  JPMorgan Insurance Trust ("JPMorgan IT")
..  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")
..  PIMCO Variable Insurance Trust ("PIMCO")
..  The Universal Institutional Funds, Inc. ("UIF")
..  VALIC Company I ("VALIC Co. I")
..  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 19 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying variable investment options that may interest you. You can request free copies from your AGL representative or from our ADMINISTRATIVE CENTER shown on page 5 of this prospectus.

BUYING THIS POLICY MIGHT NOT BE A GOOD WAY OF REPLACING YOUR EXISTING INSURANCE OR ADDING MORE INSURANCE IF YOU ALREADY OWN A FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY. YOU MAY WISH TO CONSULT WITH YOUR INSURANCE REPRESENTATIVE OR FINANCIAL ADVISER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION ("SEC") NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE POLICIES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY SIMILAR AGENCY. THEY ARE NOT A DEPOSIT OR OTHER OBLIGATION OF, NOR ARE THEY GUARANTEED OR ENDORSED BY, ANY BANK OR DEPOSITORY INSTITUTION. AN INVESTMENT IN A VARIABLE UNIVERSAL LIFE INSURANCE POLICY IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

THE POLICIES ARE NOT AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICIES IN ANY JURISDICTION WHERE THEY CANNOT BE LAWFULLY SOLD. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, OR ON SALES MATERIALS WE HAVE APPROVED OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

                               TABLE OF CONTENTS

THE MERGER...................................................................  6
POLICY BENEFITS/RISKS SUMMARY................................................  6
POLICY BENEFITS..............................................................  6
   DEATH BENEFIT.............................................................  6
       DEATH BENEFIT PROCEEDS................................................  6
       DEATH BENEFIT OPTIONS.................................................  6
   FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS..........  7
       FULL SURRENDERS.......................................................  7
       PARTIAL SURRENDERS....................................................  7
       TRANSFERS.............................................................  7
       LOANS.................................................................  7
   PREMIUMS..................................................................  7
       FLEXIBILITY OF PREMIUMS...............................................  7
       FREE LOOK.............................................................  8
   THE POLICY................................................................  8
       OWNERSHIP RIGHTS......................................................  8
       SEPARATE ACCOUNT......................................................  8
       GUARANTEED ACCOUNT....................................................  8
       ACCOUNT VALUE.........................................................  8
       PAYMENT OPTIONS.......................................................  8
       TAX BENEFITS..........................................................  8
   SUPPLEMENTAL BENEFITS AND RIDERS..........................................  8
POLICY RISKS.................................................................  9
   INVESTMENT RISK...........................................................  9
   RISK OF LAPSE.............................................................  9
   TAX RISKS.................................................................  9
   PARTIAL SURRENDER AND FULL SURRENDER RISKS................................ 10
   POLICY LOAN RISKS......................................................... 10
PORTFOLIO RISKS.............................................................. 10
TABLES OF CHARGES............................................................ 11
GENERAL INFORMATION.......................................................... 16
   AMERICAN GENERAL LIFE INSURANCE COMPANY................................... 16
   THE SEPARATE ACCOUNT...................................................... 17
   GUARANTEE OF INSURANCE OBLIGATIONS........................................ 17
   ADDITIONAL INFORMATION.................................................... 18
   COMMUNICATION WITH AGL.................................................... 18
       ADMINISTRATIVE CENTER................................................. 18
       GENERAL............................................................... 18
   APPLYING FOR A POLICY..................................................... 18
       OUR AGE REQUIREMENT FOR THE INSURED................................... 18
       THE MINIMUM FACE AMOUNT............................................... 18
       WE REQUIRE A MINIMUM INITIAL PREMIUM.................................. 18
       WHEN YOUR COVERAGE WILL BE EFFECTIVE.................................. 18
       GENERAL............................................................... 19
   VARIABLE INVESTMENT OPTIONS............................................... 19
   GUARANTEED INVESTMENT OPTION.............................................. 22
   GUARANTEED ACCOUNT VALUE.................................................. 22
   VOTING PRIVILEGES......................................................... 23
   ILLUSTRATIONS............................................................. 23

POLICY FEATURES.............................................................. 24
   DEATH BENEFITS............................................................ 24
       YOUR FACE AMOUNT OF INSURANCE......................................... 24
       YOUR DEATH BENEFIT.................................................... 24
       LIFE INSURANCE PROCEEDS............................................... 24
       PAYMENT OF LIFE INSURANCE PROCEEDS.................................... 24
       AMOUNT OF LIFE INSURANCE PROCEEDS..................................... 25
   TAX QUALIFICATION OPTIONS................................................. 25
   CHANGES IN DEATH BENEFIT OPTIONS.......................................... 25
       HOW TO REQUEST A CHANGE............................................... 25
       TAX CONSEQUENCES OF CHANGES IN INSURANCE COVERAGE..................... 26
   PREMIUM PAYMENTS.......................................................... 26
       RESTRICTIONS ON PREMIUM............................................... 26
       MINIMUM INITIAL PREMIUM............................................... 26
       PLANNED PERIODIC PREMIUM.............................................. 26
       ADDITIONAL PREMIUM.................................................... 26
       EFFECT OF PREMIUM PAYMENTS............................................ 27
       GRACE PERIOD.......................................................... 27
       PREMIUM ALLOCATIONS................................................... 27
       ALLOCATION RULES...................................................... 27
       CREDITING PREMIUM..................................................... 28
       FUTURE PREMIUM PAYMENTS............................................... 28
   PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER................... 28
   DETERMINING THE ACCOUNT VALUE............................................. 29
   ACCOUNT VALUE IN THE SUBACCOUNTS.......................................... 29
       ACCUMULATION UNIT VALUES.............................................. 29
       NET INVESTMENT FACTOR................................................. 30
       GUARANTEED ACCOUNT VALUE.............................................. 30
       NET ACCOUNT VALUE..................................................... 30
       CASH SURRENDER VALUE.................................................. 30
       NET CASH SURRENDER VALUE.............................................. 30
   TRANSFERS................................................................. 30
       MINIMUM AMOUNT OF TRANSFER............................................ 30
       FORM OF TRANSFER REQUEST.............................................. 31
       TRANSFERS FROM THE GUARANTEED ACCOUNT................................. 31
       DATE WE PROCESS YOUR TRANSFER REQUEST................................. 31
       NUMBER OF PERMITTED TRANSFERS/TRANSFER CHARGE......................... 31
   DOLLAR COST AVERAGING..................................................... 31
       PROCESSING YOUR AUTOMATIC DOLLAR COST AVERAGING TRANSFERS............. 31
   MARKET TIMING............................................................. 32
   RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS... 33
   CHANGING THE FACE AMOUNT OF INSURANCE..................................... 33
       CHANGES IN FACE AMOUNT................................................ 33
       INCREASES IN FACE AMOUNT.............................................. 33
       DECREASES IN FACE AMOUNT.............................................. 34
       CONSEQUENCES OF A CHANGE IN FACE AMOUNT............................... 34
   EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS......................... 34
       VALUATION DATES, TIMES, AND PERIODS................................... 34
       FUND PRICING.......................................................... 34
       DATE OF RECEIPT....................................................... 34
       COMMENCEMENT OF INSURANCE COVERAGE.................................... 34

       ISSUE DATE; POLICY MONTHS AND YEARS..................................... 35
       MONTHLY DEDUCTION DAYS.................................................. 35
       COMMENCEMENT OF INVESTMENT PERFORMANCE.................................. 35
       EFFECTIVE DATE OF OTHER PREMIUM PAYMENTS AND REQUESTS THAT YOU MAKE..... 35
   REPORTS TO POLICY OWNERS.................................................... 35
POLICY TRANSACTIONS............................................................ 36
   WITHDRAWING POLICY INVESTMENTS.............................................. 36
       FULL SURRENDER.......................................................... 36
       PARTIAL SURRENDER....................................................... 36
       LOANS................................................................... 37
       MAXIMUM LOAN AMOUNT..................................................... 37
       INTEREST................................................................ 37
       LOAN ACCOUNT............................................................ 37
       EFFECT OF A LOAN........................................................ 37
       OUTSTANDING LOAN........................................................ 37
       LOAN REPAYMENT.......................................................... 38
   MATURITY OF YOUR POLICY..................................................... 38
   TAX CONSIDERATIONS.......................................................... 38
POLICY PAYMENTS................................................................ 38
   PAYMENT OPTIONS............................................................. 38
       CHANGE OF PAYMENT OPTION................................................ 38
       TAX IMPACT.............................................................. 38
   THE BENEFICIARY............................................................. 38
   ASSIGNMENT OF A POLICY...................................................... 38
   PAYMENT OF PROCEEDS......................................................... 39
       GENERAL................................................................. 39
       DELAY OF GUARANTEED ACCOUNT OPTION PROCEEDS............................. 39
       DELAY FOR CHECK CLEARANCE............................................... 39
       DELAY OF SEPARATE ACCOUNT PROCEEDS...................................... 39
       DELAY TO CHALLENGE COVERAGE............................................. 39
       DELAY REQUIRED UNDER APPLICABLE LAW..................................... 40
ADDITIONAL RIGHTS THAT WE HAVE................................................. 40
VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS................. 40
       UNDERWRITING AND PREMIUM CLASSES........................................ 40
       POLICIES PURCHASED THROUGH INTERNAL ROLLOVERS........................... 40
       STATE LAW REQUIREMENTS.................................................. 41
       EXPENSES OR RISKS....................................................... 41
       UNDERLYING INVESTMENTS.................................................. 41
CHARGES UNDER THE POLICY....................................................... 41
   DEDUCTIONS FROM PREMIUM..................................................... 41
       MONTHLY DEDUCTION FROM ACCOUNT VALUE.................................... 41
       ADMINISTRATIVE CHARGE................................................... 42
       COST OF INSURANCE CHARGE................................................ 42
   DEDUCTIONS AND MONEY MARKET SUBACCOUNT...................................... 42
   NET AMOUNT AT RISK.......................................................... 42
       RATE CLASSES FOR INSUREDS............................................... 42
   LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS......... 43
   DEDUCTION FROM SEPARATE ACCOUNT ASSETS...................................... 44
   DEDUCTIONS UPON POLICY TRANSACTIONS......................................... 44
       TRANSFER CHARGE......................................................... 44
       SURRENDER CHARGE........................................................ 44

       SURRENDER CHARGE CALCULATION......................................... 44
       SURRENDER CHARGE BASED ON AN INCREASE OR DECREASE IN FACE AMOUNT..... 45
       PARTIAL SURRENDER CHARGE............................................. 45
       PARTIAL SURRENDER CHARGE DUE TO DECREASE IN FACE AMOUNT.............. 45
       PARTIAL SURRENDER PROCESSING FEE..................................... 45
       DISCOUNT PURCHASE PROGRAMS........................................... 45
OTHER POLICY PROVISIONS..................................................... 46
   RIGHT TO EXCHANGE........................................................ 46
   MORE ABOUT POLICY CHARGES................................................ 46
       PURPOSE OF OUR CHARGES............................................... 46
       GENERAL.............................................................. 47
   ACCOUNT VALUE............................................................ 47
       YOUR ACCOUNT VALUE................................................... 47
       YOUR INVESTMENT OPTIONS.............................................. 47
       THE GUARANTEED ACCOUNT............................................... 47
POLICY LAPSE AND REINSTATEMENT.............................................. 47
   REINSTATEMENT............................................................ 47
FEDERAL INCOME TAX CONSIDERATIONS........................................... 48
   TAX STATUS OF THE POLICY................................................. 48
   AGL...................................................................... 48
   DIVERSIFICATION AND INVESTOR CONTROL..................................... 49
   TAX TREATMENT OF THE POLICY.............................................. 49
   TAX TREATMENT OF POLICY BENEFITS IN GENERAL.............................. 50
   PRE-DEATH DISTRIBUTION................................................... 50
   POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS.................. 50
   MODIFIED ENDOWMENT CONTRACTS............................................. 50
   INTEREST ON LOANS........................................................ 51
   POLICY EXCHANGES AND MODIFICATIONS....................................... 51
   WITHHOLDING.............................................................. 51
   CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS.......... 51
   POSSIBLE CHARGE FOR AGL'S TAXES.......................................... 52
LEGAL PROCEEDINGS........................................................... 52
FINANCIAL STATEMENTS........................................................ 53
REGISTRATION STATEMENTS..................................................... 53
INDEX OF SPECIAL WORDS AND PHRASES.......................................... 54
APPENDIX A.................................................................. 56

CONTACT INFORMATION: HERE IS HOW YOU CAN CONTACT US ABOUT THE AGL EXECUTIVE ADVANTAGE POLICIES:

 ADMINISTRATIVE CENTER:                 HOME OFFICE:
 ----------------------                 -------------------------------------
 American General Life Insurance        American General Life Insurance
 Company                                Company
 405 King Street, 4/th/ Floor           2727-A Allen Parkway
 Wilmington, Delaware 19801             Houston, Texas 77019
 1-302-575-5245                         1-713-831-3443

                                  THE MERGER

   Effective December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL ("Merger"). Before the Merger, the Policies were issued by AGLD. Upon the Merger, all Policy obligations that had been those of AGLD became obligations of AGL. In this prospectus, the word "we" refers to AGL.

   The Merger did not affect the terms of, or the rights and obligations under your Policy, other than to reflect the change to the company that provides your Policy benefits from AGLD to AGL. You will receive a Policy endorsement from AGL that reflects the change from AGLD to AGL. The Merger also did not result in any adverse tax consequences for any Policy Owners.

   Until we update all the forms to reflect the AGLD merger into AGL, we may provide you with forms, statements or reports that still reflect AGLD as the issuer. You may also contact AGL. You can contact AGL at its Administrative Office, 405 King Street, 4th Floor, Wilmington, Delaware 19801 or call us at 1-302-575-5245.

                         POLICY BENEFITS/RISKS SUMMARY

   Any Policies issued January 1, 2009 and thereafter comply with the 2001 Commissioners' Standard Ordinary mortality and morbidity tables ("2001 CSO tables"). Please see "Tax Treatment of the Policy" on page 49.

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   You may allocate your ACCOUNT VALUE among the 35 variable investment options available under the Policy, each of which invests in an underlying fund (each available portfolio is referred to in this prospectus as a "Fund" and collectively, the "Funds"), and the Guaranteed Account, which credits a specified rate of interest. Your Account Value will vary based on the investment performance of the variable investment options you choose and interest credited in the Guaranteed Account.

DEATH BENEFIT

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and any accrued loan interest) to the Beneficiary when the INSURED person dies. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "FACE AMOUNT" of insurance.

..  Death Benefit Options: You must choose one of the two death benefit options when you apply for your Policy:
       .  Level Death Benefit Option or
       .  Increasing Death Benefit Option

   For the Level Death Benefit Option, the death benefit will be the greater of:
       .  Face Amount; or
       . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:
       .  Face Amount plus the Account Value; or
       . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Federal tax law may require us to increase the death benefit under any of the above death benefit options. See "Tax Qualification Options" on page 25.

FULL SURRENDERS, PARTIAL SURRENDERS, TRANSFERS, AND POLICY LOANS

.. FULL SURRENDERS: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans and any accrued loan interest, and less any surrender charge that then applies. We call this amount your NET CASH SURRENDER VALUE. A surrender charge may apply. See "Surrender Charge" on page 44. You cannot reinstate a surrendered Policy. A FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

..  PARTIAL SURRENDERS: We will not allow a partial surrender during the first
   Policy year or during the first 12 months following an increase in Face Amount. You may make two partial surrenders per year. A partial surrender must be at least $500 but may not exceed 90% of your Policy's Net Cash Surrender Value. We may deduct the applicable surrender charge on a partial surrender. Currently, we do not assess a processing charge for partial surrenders. A partial surrender may have adverse tax consequences.

.. TRANSFERS: Within certain limits, you may make transfers among the variable investment options and the Guaranteed Account. You may make up to twelve transfers of Account Value among the variable investment options in each Policy year without charge. We currently assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Guaranteed Account.

..  LOANS: You may take a loan from your Policy at any time after the first
   Policy year. The maximum loan amount you may take is 90% of your Policy's Net Cash Surrender Value. We charge you interest daily on any OUTSTANDING LOAN at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest charged on loans and the amount we credit on the equivalent amount held in the LOAN ACCOUNT) of a loan is 2% per year. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

PREMIUMS

.. FLEXIBILITY OF PREMIUMS: After you pay the initial premium, you can pay subsequent premiums at any time (prior to the Policy's maturity) and in any amount less than the maximum amount allowed under tax laws (but not less than $50). You can select a premium payment plan to pay planned periodic premiums annually. You are not required to pay premiums according to the plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. FREE LOOK: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund of the premiums paid.

       The free look period generally expires the later of:

    . 10 days after you receive the Policy, or . 45 days after you sign Part I of the application.

THE POLICY

.. OWNERSHIP RIGHTS: While the Insured person is living, you, as the OWNER of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy.

.. SEPARATE ACCOUNT: You may direct the money in your Policy to any of the available variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus. The value of your investment in a variable investment option depends on the investment results of the related Fund. We do not guarantee any minimum cash value for amounts allocated to the variable investment options. If the Fund investments go down, the value of a Policy can decline.

.. GUARANTEED ACCOUNT: You may place amounts in the Guaranteed Account where it earns interest at the rate of 4% annually. We may declare higher rates of interest, but are not obligated to do so.

.. ACCOUNT VALUE: Account Value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Guaranteed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. PAYMENT OPTIONS: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center. See "Payment Options" on page 38.

.. TAX BENEFITS: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance Policy is excludable from the gross income of the Beneficiary until there is a distribution. In addition, this means that under a qualifying life insurance Policy, cash value accumulates on a tax deferred basis and transfers of cash value among the available investment options under the Policy may be made tax free. Under a qualifying life insurance Policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

SUPPLEMENTAL BENEFITS AND RIDERS

We offer no supplemental benefits or riders with this Policy.

                                 POLICY RISKS

INVESTMENT RISK

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any CASH SURRENDER VALUE. Any applicable surrender charge may be large enough in the Policy's early years so that if you fully surrender your Policy you may receive no Cash Surrender Value. If you take multiple partial surrenders, your Account Value may not cover required charges and your Policy would lapse.

   If you invest your Account Value in one or more variable investment options, then you will be subject to the risk that the investment performance of the variable investment options will be unfavorable. You will also be subject to the risk that the Account Value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. WE DO NOT GUARANTEE A MINIMUM ACCOUNT VALUE.

   If you allocate NET PREMIUMS to the Guaranteed Account, then we credit your Account Value (in the Guaranteed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

RISK OF LAPSE

   If your Net Cash Surrender Value is not enough to pay the charges deducted against Account Value each month, your Policy may enter a 61-day GRACE PERIOD. We will notify you that the Policy will lapse (terminate without value) at the end of the Grace Period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the Cash Surrender Value.

   If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value. We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. If the Insured dies during the Grace Period, we will still pay the LIFE INSURANCE PROCEEDS to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

TAX RISKS

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   You should consult a qualified tax adviser for assistance in all Policy-related tax matters. See "Federal Income Tax Considerations" on page 48.

PARTIAL SURRENDER AND FULL SURRENDER RISKS

   The surrender charge under the Policy applies for the first 14 Policy years (and for a maximum of the first 14 Policy years after any increase in the Policy's Face Amount) in the event you surrender the Policy or decrease the Face Amount. The surrender charge may be considerable. Any Outstanding Loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no Net Cash Surrender Value if you surrender your Policy in the first few Policy years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Account Value in the near future. We designed the Policy to help meet long-term financial goals.

A PARTIAL SURRENDER OR FULL SURRENDER MAY HAVE ADVERSE TAX CONSEQUENCES.

POLICY LOAN RISKS

   A Policy loan, whether or not repaid, will affect Account Value over time because we subtract the amount of the loan from the variable investment options and/or Guaranteed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Guaranteed Account.

   We reduce the amount we pay on the Insured person's death by the amount of any Policy loan and your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the Net Cash Surrender Value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not previously been taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting us at the Administrative Center shown on page 5 of this prospectus.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy Owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   AGL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

   The following tables describe the transaction fees and expenses that are payable, at the time that you (1) buy a Policy, (2) surrender a Policy during the first 14 Policy years and the first 14 Policy years following an increase in the Policy's Face Amount, (3) change a Policy's Face Amount, or (4) transfer Account Value between investment options.

                                           TRANSACTION FEES
-------------------------------------------------------------------------------------------------------
                                                              MAXIMUM
         CHARGE            WHEN CHARGE IS DEDUCTED       GUARANTEED CHARGE            CURRENT CHARGE
------------------------   ------------------------   ------------------------   ------------------------

STATUTORY PREMIUM TAX      Upon receipt of each       3.5%/1/ of each premium    3.5%/1/ of each premium
CHARGE                     premium payment            payment                    payment

DAC TAX CHARGE             Upon receipt of each       1.0%                       0%
                           premium payment

PREMIUM EXPENSE CHARGE     Upon receipt of each       9.0% of the amount of      9.0% of the amount of
                           premium payment            each premium payment       each premium payment

--------
   /1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

                                           TRANSACTION FEES
----------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------------------------    ------------------------  ------------------------- ------------------------
SURRENDER CHARGE

   Maximum Charge/1/        Upon a partial surrender  $48 per $ 1,000 of Face   $0 per $ 1,000 of Face
                            or a full surrender of    Amount                    Amount
                            your Policy/2/

   Minimum Charge/3/        Upon a partial surrender  $13 per $ 1,000 of Face   $0 per $ 1,000 of Face
                            or a full surrender of    Amount                    Amount
                            your Policy/2/

   Example Charge - for     Upon a partial surrender  $26 per $ 1,000 of Face   $0 per $ 1,000 of Face
   the first Policy year    or a full surrender of    Amount                    Amount
   - for a 45 year old      your Policy/2/
   male, nonsmoker with
   a Face Amount of
   $100,000

--------
   /1/ The Maximum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Maximum Charge is for a male, smoker, age 55 at the Policy's ISSUE DATE, with a Face Amount of $100,000.

   /2/ The Policies have a Surrender Charge that applies for a maximum of the first 14 Policy years and for a maximum of the first 14 Policy years following an increase in the Policy's Face Amount. The Surrender Charge attributable to an increase in the Policy's Face Amount applies only to the increase in Face Amount. The Surrender Charge will vary based on the Insured person's sex, age, risk class, Policy year and Face Amount. The Surrender Charges shown in the table may not be typical of the charges you will pay. Page 3B of your Policy will indicate the guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   /3/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs during the Insured person's first Policy year. The Minimum Charge is for a female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

                                           TRANSACTION FEES
-------------------------------------------------------------------------------------------------------
                                                      MAXIMUM
CHARGE                     WHEN CHARGE IS DEDUCTED    GUARANTEED CHARGE          CURRENT CHARGE
------------------------   ------------------------   ------------------------   ------------------------
PARTIAL SURRENDER          Upon a partial surrender   The lesser of $25 or       $0
PROCESSING FEE             of your Policy             2.0% of the amount of
                                                      the partial surrender

TRANSFER FEE               Upon a transfer of         $25 for each transfer/1/   $25 for each transfer/1/
                           Account Value

POLICY OWNER ADDITIONAL    Upon each request for a    $25                        $0
ILLUSTRATION CHARGE        Policy illustration
                           after the first in a
                           Policy year

FLAT MONTHLY CHARGE        Monthly, at the            $10                        $7
                           beginning of each Policy
                           Month

FIRST YEAR                 Monthly, at the            $25                        $0
ADMINISTRATIVE CHARGE      beginning of each Policy
                           month during the first
                           Policy year

FACE AMOUNT INCREASE       Monthly, at the            $25                        $0
CHARGE                     beginning of each Policy
                           month for the 12 months
                           immediately following
                           the effective date of
                           the increase

--------
   /1/ The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                                           PERIODIC CHARGES
                                 (OTHER THAN FUND FEES AND EXPENSES)
----------------------------------------------------------------------------------------------------
CHARGE                      WHEN CHARGE IS DEDUCTED   MAXIMUM GUARANTEED CHARGE CURRENT CHARGE
------------------------    ------------------------  ------------------------- ------------------------
COST OF INSURANCE
CHARGE/1/

   Maximum Charge/2/        Monthly, at the           $83.33 per $1,000 of Net  $20.72 per $1,000 of Net
                            beginning of each Policy  Amount at Risk/3/         Amount at Risk
                            month

   Minimum Charge/4/        Monthly, at the           $0.08 per $1,000 of Net   $0.02 per $1,000 of Net
                            beginning of each Policy  Amount at Risk            Amount at Risk
                            month

   Example Charge for       Monthly, at the           $0.29 per $1,000 of Net   $0.05 per $1,000 of Net
   the first Policy year    beginning of each Policy  Amount at Risk            Amount at Risk
   - for a 45 year old      month
   male, nonsmoker,
   medically
   underwritten with a
   Face Amount of
   $100,000

MORTALITY AND EXPENSE
RISK CHARGE

   Policy years 1-4/5/      Daily                     annual effective rate of  annual effective rate of
                                                      1.0% of Account Value     0.65% of Account Value
                                                      invested in the variable  invested in the variable
                                                      investment options        investment options

POLICY LOAN INTEREST        Annually (on your Policy  8.0% of the Outstanding   8.0% of the Outstanding
CHARGE                      anniversary)              Loan balance              Loan balance

--------
   /1/ The Cost of Insurance Charge will vary based on the Insured Person's sex, age, risk class, Policy year and Face Amount. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 3C of your Policy will indicate the guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 23 of this prospectus.

   /2/ The Maximum Charge for both of the maximum guaranteed charge and the current charge occurs during the 12 months following the policy year in which the insured person attains age 99. The policy anniversary on which the insured person attains 100 is the Policy's maximum maturity date. The Maximum Charge is for a guaranteed issue male, smoker, age 70 at the Policy's Issue Date, with a Face Amount of $100,000.

   /3/ The Net Amount at Risk is the difference between the current death benefit under your Policy divided by 1.0032737 and your Account Value under the Policy.

   /4/ The Minimum Charge for both the maximum guaranteed charge and the current charge occurs in Policy year 1. The Minimum Charge is for a medically underwritten female, nonsmoker, age 18 at the Policy's Issue Date, with a Face Amount of $100,000.

   /5/ After the 4th Policy year, the maximum Mortality and Expense Charge will be as follows:

       Policy years 5-20 annual effective rate of 1.00% (guaranteed) and 0.20% (current)
       Policy years 21+ annual effective rate of 1.00% (guaranteed) and 0.15% (current)

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2012. Current and future expenses for the Funds may be higher or lower than those shown.

                        ANNUAL FUND FEES AND EXPENSES
              (EXPENSES THAT ARE DEDUCTED FROM THE FUND ASSETS)
 -----------------------------------------------------------------------------
 CHARGE                             MAXIMUM                    MINIMUM
 ------------------------   ------------------------   ------------------------
 TOTAL ANNUAL FUND                   1.61%                      0.00%
 OPERATING EXPENSES FOR
 ALL OF THE FUNDS
 (EXPENSES THAT ARE
 DEDUCTED FROM PORTFOLIO
 ASSETS INCLUDE
 MANAGEMENT FEES,
 DISTRIBUTION (12B-1)
 FEES, AND OTHER
 EXPENSES)/1/

Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.

    1 Currently 3 of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2014. The impact of contractual reimbursements or fee waivers is as follows:

                            CHARGE                         MAXIMUM MINIMUM
      ---------------------------------------------------- ------- -------
      Total Annual Fund Operating Expenses for all of the
      Funds After Contractual Reimbursement or Fee Waiver   1.61%   0.00%

                              GENERAL INFORMATION

AMERICAN GENERAL LIFE INSURANCE COMPANY

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 7019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AGL is regulated for the benefit of Policy Owners by the insurance regulator in its state of domicile and also by all state insurance departments where it is licensed to conduct business. AGL is required by its regulators to hold a specified amount of reserves in order to meet its contractual obligations to Policy Owners. Insurance regulations also require AGL to maintain additional surplus to protect against a financial impairment; the amount of which surplus is based on the risks inherent in AGL's operations.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional, and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG Common Stock, and the Department of the Treasury became AIG's majority shareholder, with approximately 92 percent of outstanding AIG Common Stock at that time. The Department of the Treasury, as selling shareholder, sold all of its shares of AIG Common Stock through six registered public offerings completed in 2011 and 2012, with the sale of the Department of the Treasury's last remaining AIG shares on December 14, 2012.

   The transactions described above do not alter our obligations to you. More information about AIG may be found in the regulatory filings AIG files from time to time with the U.S. Securities and Exchange Commission ("SEC") at www.sec.gov.

   We may occasionally publish in advertisements, sales literature and reports the ratings and other information assigned to the company by one or more independent rating organizations such as A.M. Best Company, Moody's, and Standard & Poor's. The purpose of the ratings is to reflect the rating organization's opinion of our financial strength and our ability to meet our contractual obligations to Policy Owners and should not be considered as bearing on the investment performance of assets held in the Separate Account.

   The ratings are not recommendations to purchase our life insurance or annuity products or to hold or sell these products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

THE SEPARATE ACCOUNT

   We established the Separate Account as a separate investment account on June 5, 1986. Before December 31, 2012, Separate Account II ("Separate Account") was a separate account of AGLD, named Variable Account II and originally established under Delaware law on June 5, 1986. On December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law. It may be used to support the policy and other variable life insurance policies, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws.

   We own the assets in the Separate Account. The Separate Account is divided into subaccounts. The Separate Account may include other subaccounts which are not available under the Policy.

   The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies, and AGL is obligated to pay all amounts due the Policy Owners under the Policies.

GUARANTEE OF INSURANCE OBLIGATIONS

   Insurance policy obligations under all policies issued by AGLD prior to December 29, 2006 at 4:00 p.m. Eastern time are guaranteed (the "Guarantee") by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), an affiliate of AGL.

   As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the Guarantee was terminated for prospectively issued policies. The Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The Guarantee will continue to cover Policies with an Issue Date earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full. Insurance obligations include, without limitation, Account Value invested in any available fixed investment option, death benefits, and income options. The Guarantee does not guarantee variable Account Value or the investment performance of the variable investment options available under the policies. The Guarantee provides that individual policy owners can enforce the Guarantee directly.

   Guarantees for policies issued prior to the Merger will continue after the Merger. As a result, the Merger of AGLD into AGL will not impact the insurance obligations under the Guarantee.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union, an affiliate of AGL, is an indirect wholly owned subsidiary of American International Group.

ADDITIONAL INFORMATION

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page of this prospectus describes how you can obtain a copy of the SAI.

COMMUNICATION WITH AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the Owner named in the Policy. Where a Policy has more than one Owner, each Owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy Owners. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. See AGL's addresses under "Contact Information" on page 5 of this prospectus.

   General. It is your responsibility to carefully review all documents you receive from us and immediately notify the Administrative Center of any potential inaccuracies. We will follow up on all inquiries. Depending on the facts and circumstances, we may retroactively adjust your Policy, provided you notify us of your concern within 30 days of receiving the transaction confirmation, statement or other document. Any other adjustments we deem warranted are made as of the time we receive notice of the potential error. If you fail to notify the Administrative Center of any potential mistakes or inaccuracies within 30 days of receiving any document, we will deem you to have ratified the transaction.

APPLYING FOR A POLICY

   To purchase a Policy, you must complete an application and submit it to us. You must specify certain information in the application, including the Face Amount and the death benefit option. We may also require information to determine if the Insured is an acceptable risk to us. We may require a medical examination of the Insured and ask for additional information.

   OUR AGE REQUIREMENT FOR THE INSURED. You may apply for a Policy to cover a person who is at least 18 but no more than 70 years of age.

   THE MINIMUM FACE AMOUNT. The Face Amount must be at least $50,000, for each Insured.

   WE REQUIRE A MINIMUM INITIAL PREMIUM. We require that you pay a minimum initial premium before we will issue the Policy. You may pay the minimum initial premium when you submit the application or at a later date.

   We will not issue a Policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

   WHEN YOUR COVERAGE WILL BE EFFECTIVE. Your Policy will become effective after:

   .   We accept your application;

   .   We receive an initial premium payment in an amount we determine; and

   .   We have completed our review of your application to our satisfaction.

   GENERAL. You should mail checks (or use express delivery, if you wish) for premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the Administrative Center shown under "Contact Information" on page 5 of this prospectus.

   You must make the following requests in writing:

       .  transfer of Account Value;
       .  loan;
       .  full surrender;
       .  partial surrender;
       .  change of Beneficiary or contingent Beneficiary;
       .  change of allocation percentages for premium payments;
       .  change of allocation percentages for Policy deductions;
       .  loan repayments or loan interest payments;
       . change of death benefit option or manner of death benefit payment; . change in Face Amount;
       . addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; and
       .  tax withholding elections.

   You should mail these requests (or use express delivery, if you wish) to the Administrative Center address shown under "Contact Information" on page 5 of this prospectus. You should also communicate notice of the Insured person's death, and related documentation, to our Administrative Center address.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of Owner or Beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center or from your AGL representative. Each communication must include your name, Policy number and, if you are not the Insured person, that person's name. We cannot process any requested action that does not include all required information.

VARIABLE INVESTMENT OPTIONS

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. One or more of the Funds may sell its shares to other funds. The name of each Fund describes its type (for example, money market fund, growth fund, equity fund, etc.) except for the Funds with footnotes next to their names. For these Funds, whose name does not describe its type, we provide the information immediately following the table. The text of the footnotes follows the table. Fund sub-advisers are shown in parentheses.

VARIABLE INVESTMENT OPTIONS            INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------  ---------------------------------------------------------
AllianceBernstein VPS Growth and       AllianceBernstein L.P.
Income Portfolio - Class A

AllianceBernstein VPS Growth           AllianceBernstein L.P.
Portfolio - Class A

AllianceBernstein VPS Large Cap        AllianceBernstein L.P.
Growth Portfolio - Class A

American Century(R) VP Income &        American Century Investment Management, Inc.
Growth Fund - Class I

American Century(R) VP International   American Century Investment Management, Inc.
Fund - Class I

BlackRock Basic Value V.I. Fund -      BlackRock Advisors, LLC (BlackRock Investment
Class I Shares/1/                      Management, LLC)

BlackRock Capital Appreciation V.I.    BlackRock Advisors, LLC (BlackRock Investment
Fund - Class I Shares                  Management, LLC)

BlackRock U.S. Government Bond V.I.    BlackRock Advisors, LLC (BlackRock Financial Management,
Fund - Class I Shares/2/               Inc.)

BlackRock Value Opportunities V.I.     BlackRock Advisors, LLC (BlackRock Investment
Fund - Class I Shares/3/               Management, LLC)

Fidelity(R) VIP Balanced Portfolio -   Fidelity Management & Research Company ("FMR")
Initial Class                          (FMR Co., Inc.)
                                       (Fidelity Investments Money Management, Inc.)
                                       (Other affiliates of FMR)

Fidelity(R) VIP Contrafund/7/          FMR
Portfolio - Initial Class/4/           (FMR Co., Inc.)
                                       (Other affiliates of FMR)

Fidelity(R) VIP Index 500 Portfolio -  FMR
Initial Class                          (FMR Co., Inc.)
                                       (Geode Capital Management, LLC)

Fidelity(R) VIP Money Market           FMR
Portfolio - Initial Class              (Fidelity Investments Money Management, Inc.)
                                       (Other affiliates of FMR)

Franklin Templeton VIP Templeton       Templeton Asset Management Ltd.
Developing Markets Securities
 Fund - Class 2/5/

Franklin Templeton VIP Templeton       Templeton Investment Counsel, LLC
Foreign Securities Fund -
 Class 2/6/

Franklin Templeton VIP Templeton       Templeton Global Advisors Limited (Templeton Asset
Growth Securities Fund - Class 2       Management Ltd.)

Goldman Sachs VIT Strategic            Goldman Sachs Asset Management International
International Equity Fund -
Institutional Shares/7/

Goldman Sachs VIT Structured U.S.      Goldman Sachs Asset Management, L.P.
Equity Fund - Institutional Shares/8/

Invesco V.I. American Value Fund -     Invesco Advisers, Inc.
Series I Shares/9/

Invesco V.I. High Yield Fund - Series  Invesco Advisers, Inc.
I Shares

JPMorgan IT Small Cap Core Portfolio   J.P. Morgan Investment Management Inc.
- Class 1 Shares

Neuberger Berman AMT Large Cap Value   Neuberger Berman Management LLC (Neuberger Berman
Portfolio - Class I Shares/10/         LLC)

PIMCO High Yield Portfolio -           Pacific Investment Management Company LLC
Administrative Class

PIMCO Long-Term U.S. Government        Pacific Investment Management Company LLC
Portfolio - Administrative Class

PIMCO Real Return Portfolio -          Pacific Investment Management Company LLC
Administrative Class/11/

PIMCO Short-Term Portfolio -           Pacific Investment Management Company LLC
Administrative Class

PIMCO Total Return Portfolio -         Pacific Investment Management Company LLC
Administrative Class

UIF Core Plus Fixed Income Portfolio   Morgan Stanley Investment Management Inc.
- Class I Shares

UIF Emerging Markets Equity Portfolio  Morgan Stanley Investment Management Inc.
- Class I Shares                       (Morgan Stanley Investment Management Limited)
                                       (Morgan Stanley Investment Management Company)

UIF Mid Cap Growth Portfolio - Class   Morgan Stanley Investment Management Inc.
I Shares

VALIC Co. I International Equities     VALIC* (PineBridge Investments LLC)
Fund/12/

VALIC Co. I Mid Cap Index Fund         VALIC* (SunAmerica Asset Management Corp.)

VALIC Co. I Small Cap Index Fund/13/   VALIC* (SunAmerica Asset Management Corp.)

VARIABLE INVESTMENT OPTIONS            INVESTMENT ADVISER (SUB-ADVISER, IF APPLICABLE)
-------------------------------------  -----------------------------------------------
Vanguard** VIF Total Bond Market                  The Vanguard Group, Inc.
Index Portfolio

Vanguard** VIF Total Stock Market                 The Vanguard Group, Inc.
Index Portfolio

--------
  /1/ The Fund type for BlackRock Basic Value V.I. Fund - Class I Shares is capital appreciation and secondarily, income.
  /2/ The Fund type for BlackRock U.S. Government Bond V.I. Fund - Class I Shares is maximizing total return, consistent with income generation and prudent investment management.
  /3/ The Fund type for BlackRock Value Opportunities V.I. Fund - Class I Shares is long-term growth of capital.
  /4/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class is long-term capital appreciation.
  /5/ The Fund type for Franklin Templeton VIP Templeton Developing Markets Securities Fund - Class 2 is long-term capital appreciation.
  /6/ The Fund type for Franklin Templeton VIP Templeton Foreign Securities Fund - Class 2 is long-term capital growth.
  /7/  The Fund type for Goldman Sachs VIT Strategic International Equity Fund
       - Institutional Shares is long-term growth of capital.
  /8/ The Fund type for Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares is long-term growth of capital and dividend income.
  /9/ The Fund type for Invesco V.I. American Value Fund B Series I Shares is providing above-average total return over a market cycle of three to five years by investing in common stocks and other equity securities.
  /10/ The Fund type for Neuberger Berman AMT Large Cap Value Portfolio is large cap value.
  /11/ The Fund type for PIMCO Real Return Portfolio - Administrative Class is
       maximum real return.
  /12/ The Fund type for VALIC Co. I International Equities Fund is long-term growth of capital through investments primarily in a diversified portfolio of equity and equity-related securities of foreign issuers.
  /13/ The Fund type for VALIC Co. I. Small Cap Index Fund is growth of capital through investment primarily in a diversified portfolio of common stocks that, as a group, the sub-adviser believes may provide investment results closely corresponding to the performance of the Russell 2000(R) Index.

    *  "VALIC" means The Variable Annuity Life Insurance Company.
    ** "Vanguard" is a trademark of The Vanguard Group, Inc.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   YOU CAN LEARN MORE ABOUT THE FUNDS, THEIR INVESTMENT POLICIES, RISKS, EXPENSES AND ALL OTHER ASPECTS OF THEIR OPERATIONS BY READING THEIR PROSPECTUSES. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of fund related information and responding to Policy Owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. From time to time some of these arrangements may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses that we are incurring are greater than we anticipated. If the expenses we incur are less than we anticipate, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 41.

   We also receive what is referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any Policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

   You may transfer Account Value into the Guaranteed Investment Option at any time. However, there are restrictions on the amount you may transfer out of the Guaranteed Investment Option in a Policy year. Please see "Transfers from the Guaranteed Account" on page 31.

GUARANTEED ACCOUNT VALUE

   On any VALUATION DATE, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

VOTING PRIVILEGES

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your Account Value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from Owners participating in that Fund through the Separate Account. Even if Policy Owners participating in that Fund choose not to provide voting instructions, we will vote the Fund's shares in the same proportions as the voting instructions which we actually receive. As a result, the instructions of a small number of Policy Owners could determine the outcome of matters subject to shareholder vote.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the Owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy Owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

ILLUSTRATIONS

   We may provide you with illustrations for your Policy's death benefit, Account Value, and Net Cash Surrender Value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your Account Value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed Insured person's age and rate class and (2) your selection of a death benefit option, Face Amount, planned periodic premiums and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a $25 fee for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

DEATH BENEFITS

   Your Face Amount of insurance. In your application to buy an Executive Advantage Policy, you tell us how much life insurance coverage you want. We call this the "Face Amount" of insurance.

   Investment performance affects the amount of your Policy's Account Value. We deduct all charges from your Account Value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid on a timely basis each month, the Face Amount of insurance payable under your Policy is unaffected by investment performance. See "Monthly Deduction From Account Value" on page 41.

   Your death benefit. You must choose one of the two death benefit options at the time we issue your Policy.

   .   Level Death Benefit Option; or

   .   Increasing Death Benefit Option.

       For the Level Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want to minimize your cost of insurance.

   For the Increasing Death Benefit Option, the death benefit will be the greater of:

   .   Face Amount plus the Account Value; or

   . Account Value on the date of death multiplied by the appropriate minimum death benefit factor.

   You should consider this death benefit option if you want your death benefit to increase with your Account Value.

   Life Insurance Proceeds. During the Policy term, we will pay the Life Insurance Proceeds to the Beneficiary after the Insured's death. To make payment, we must receive at our Administrative Center:

    .  satisfactory proof of the Insured's death; and

    .  the Policy.

   Payment of Life Insurance Proceeds. We will pay the Life Insurance Proceeds generally within seven days after we receive the information we require. We will pay the Life Insurance Proceeds to the Beneficiary in one lump sum or, if elected, under a payment option. Payment of the Life Insurance Proceeds may also be affected by other provisions of the Policy.

   We will pay interest on the Life Insurance Proceeds from the date of the Insured's death to the date of payment as required by applicable state law.

   Amount of Life Insurance Proceeds. We will determine the Life Insurance Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

   . the amount of the death benefit determined according to the death benefit option selected; minus

   .   the Outstanding Loan, if any, and accrued loan interest; minus

   .   any overdue monthly deductions if the Insured dies during a Grace Period.

TAX QUALIFICATION OPTIONS

   Section 7702 of the CODE provides alternative testing procedures for meeting the definition of life insurance. Each Policy must qualify under one of these two tests and you may select the test we use for ensuring your Policy meets the definition of life insurance.

   Under both tests under Section 7702, there is a minimum death benefit required at all times. This is equal to the Account Value multiplied by the appropriate minimum death benefit factor. These factors depend on the tax qualification option and may be based on the ATTAINED AGE, sex and rate class of the Insured. A table of the applicable factors is located in the Policy.

   The two tax qualification options are:

   .   Guideline Premium/Cash Value Corridor Test.

   .   Cash Value Accumulation Test.

   You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

CHANGES IN DEATH BENEFIT OPTIONS

   If you have selected the Level Death Benefit Option you may change to the Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

   How to request a change. You may change your death benefit option by providing your agent with a written request or by writing us at our Administrative Center. We may require that you submit satisfactory evidence of insurability to us.

   If you request a change from the Level Death Benefit Option to the Increasing Death Benefit Option, we will decrease the Face Amount by an amount equal to your Account Value on the date the change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

   If you request a change from the Increasing Death Benefit Option to the Level Death Benefit Option, we will increase the Face Amount by an amount equal to your Account Value on the date the change takes effect. Such decreases and increases in the Face Amount are made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

   Once approved, we will issue new Policy information pages and attach a copy of your application for change. We reserve the right to decline to make any changes that we determine would cause the Policy to fail to qualify as life insurance under our interpretation of the Code.

   The change will take effect on the next MONTHLY ANNIVERSARY that coincides with or next follows the date we approve your request.

   Tax consequences of changes in insurance coverage. Please read "Federal Income Tax Considerations" starting on page 48 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

PREMIUM PAYMENTS

   The Policy allows you to select the timing and amount of premium payments within limits. Send premium payments to our Administrative Center.

   Restrictions on Premium. We may not accept any premium payment:

   .   If it is less than $50;

   . If the premium would cause the Policy to fail to qualify as a life insurance contract as defined in Section 7702 of the Code, we will refund any portion of any premium that causes the Policy to fail. In addition, we will monitor the Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a modified endowment contract under the Code; or

   . If the premium would increase the amount of our risk under your Policy by an amount greater than that premium amount. In such cases, we may require satisfactory evidence of insurability before accepting that premium.

   Minimum Initial Premium. We will calculate the minimum initial premium. The amount is based on a number of factors, including the age, sex, and underwriting class of the proposed Insured and the desired Face Amount.

   Planned Periodic Premium. When you apply for a Policy, you select a plan for paying annual level premiums. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the Policy is increased or decreased.

   You are not required to pay premiums in accordance with this plan. Rather, you can pay more or less than the planned periodic premium or skip a planned periodic premium entirely.

   At any time you can change the amount and frequency of the planned periodic premium by sending a written notice to our Administrative Center.

   Additional Premium. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

   Depending on the Account Value at the time of an increase in the Face Amount and the amount of the increase requested, an additional premium may be needed to prevent your Policy from terminating.

   Effect of Premium Payments. In general, paying all planned periodic premiums may not prevent your Policy from lapsing. In addition, if you fail to pay any planned periodic premium, your Policy will not necessarily lapse.

   Your Policy will lapse only when the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction. This could happen if the Net Cash Surrender Value has decreased because:

   . of the negative return or insufficient return earned by one or more of the subaccounts you selected; or

   . of any combination of the following -- you have Outstanding Loans, you have taken partial surrenders, we have deducted Policy expenses, or you have made insufficient premium payments to offset the monthly deduction.

   Grace Period. In order for insurance coverage to remain in force, the Net Cash Surrender Value on each Monthly Anniversary must be equal to or greater than the total monthly deductions for that Monthly Anniversary. If it is not, you have a Grace Period of 61 days during which the Policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash Surrender Value is less than the total monthly deductions then due. If we do not receive a sufficient premium before the end of the Grace Period, the Policy will terminate without value.

   We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state that a Grace Period of 61 days has begun.

   The amount of premium required to prevent your Policy from terminating is equal to the amount needed to increase the Net Cash Surrender Value sufficiently to cover total monthly deductions for the next three (3) Monthly Anniversaries.

   If the Insured dies during the Grace Period, we will still pay the Life Insurance Proceeds to the Beneficiary. The amount we pay will reflect a reduction for the unpaid monthly deductions due on or before the date of the Insured's death.

   If your Policy lapses with an Outstanding Loan you may have taxable income.

   Premium Allocations. In the application, you specify the percentage of Net Premium to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

   For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Center. The change will apply to all premium received with or after your notice.

   Allocation Rules. Your allocation instructions must meet the following requirements:

   .   Each allocation percentage must be a whole number;

   .   Any allocation to a subaccount must be at least 5%; and

   .   the sum of your allocations must equal 100%.

   Crediting Premium. Your initial Net Premium will be credited to your Account Value as of the POLICY DATE. We will credit and invest subsequent Net Premiums on the date we receive the premium or notice of deposit at our Administrative Center. We will process premiums at the price next computed after receipt of premium. Premiums received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Premiums received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   If any premium requires us to accept additional risk, we will allocate this amount to the Money Market subaccount until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the Policy, we will allocate it in accordance with your allocation percentages.

   Future Premium Payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   The Policy allows you to choose how to invest your Account Value. Your Account Value will increase or decrease based on:

   .   The returns earned by the subaccounts you select.

   .   Interest credited on amounts allocated to the Guaranteed Account.

   We will determine your Policy benefits based upon your Account Value. If your Account Value is insufficient, your Policy may terminate. If the Net Cash Surrender Value on a Monthly Anniversary is less than the amount of that date's monthly deduction, the Policy will be in default and a Grace Period will begin.

PREMIUM PAYMENTS AND TRANSACTION REQUESTS IN GOOD ORDER

   We will accept the Policy Owner's instructions to allocate premium payments to investment options, to make redemptions (including loans) or to transfer values among the Policy Owner's investment options, contingent upon the Policy Owner's providing us with instructions in good order. This means that the Policy Owner's request must be accompanied by sufficient detail to enable us to allocate, redeem or transfer assets properly.

   When we receive a premium payment or transaction request in good order, it will be treated as described under "Effective date of other premium payments and requests that you make" on page 35 of this prospectus. If we receive an instruction that is not in good order, the requested action will not be completed, and any premium payments that cannot be allocated will be held in a non-interest bearing account until we receive all necessary information.

   We will attempt to obtain Policy Owner guidance on requests not received in good order for up to five business days following receipt. For instance, one of our representatives may telephone the Policy Owner to determine the intent of a request. If a Policy Owner's request is still not in good order after five business days, we will cancel the request, and return any unallocated premiums to the Policy Owner along with the date the request was canceled.

DETERMINING THE ACCOUNT VALUE

   On the Policy Date, your Account Value is equal to your initial Net Premium. If the Policy Date and the ISSUE DATE are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

   On each Valuation Date thereafter, your Account Value is equal to:

   .   Your Account Value held in the subaccounts; and

   .   Your Account Value held in the Guaranteed Account.

   Your Account Value will reflect:

   .   the premiums you pay;

   .   the returns earned by the subaccounts you select;

   .   the interest credited on amounts allocated to the Guaranteed Account;

   .   any loans or partial surrender; and

   .   the Policy expenses we deduct.

ACCOUNT VALUE IN THE SUBACCOUNTS

   We measure your Account Value in the subaccounts by the value of the subaccounts' accumulation units we credit to your Policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your Policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

   The number of subaccount accumulation units we credit to your Policy will:

   . increase when Net Premium is allocated to the subaccount, amounts are transferred to the subaccount and loan repayments are credited to the subaccount; or

   . decrease when the allocated portion of the monthly deduction is taken from the subaccount, a loan is taken from the subaccount, an amount is transferred from the subaccount, or a partial surrender, including the partial surrender charges, is taken from the subaccount.

   Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior VALUATION PERIOD multiplied by the Net Investment Factor for the current Valuation Period.

   Net Investment Factor. The net investment factor is an index we use to measure the investment return earned by a subaccount during a Valuation Period. It is based on the change in net asset value of the portfolio shares held by the subaccount, and reflects any dividend or capital gain distributions on the portfolio shares and may include the deduction of the daily mortality and expense risk charge.

   Guaranteed Account Value. On any Valuation Date, the Guaranteed Account portion of your Policy Account Value equals:

   .   the total of all Net Premium, allocated to the Guaranteed Account, plus

   .   any amounts transferred to the Guaranteed Account, plus

   . interest credited on the amounts allocated and transferred to the Guaranteed Account, less

   .   the amount of any transfers from the Guaranteed Account, less

   . the amount of any partial surrender, including the partial surrender charges, taken from the Guaranteed Account, less

   . the allocated portion of the monthly deduction deducted from the Guaranteed Account, plus

   .   the amount of the Loan Account.

   If you take a loan, we transfer the amount of the loan to the Loan Account held in the Guaranteed Account. The value of your Loan Account includes transfers to and from the Loan Account as you take and repay loans and interest credited on the Loan Account.

   Net Account Value. The net Account Value on a Valuation Date is the Account Value less Outstanding Loans on that date.

   Cash Surrender Value. The Cash Surrender Value on a Valuation Date is the Account Value reduced by any surrender charge that would be assessed if you surrendered the Policy on that date.

   Net Cash Surrender Value. The Net Cash Surrender Value on a Valuation Date is the amount you would receive on a surrender of your Policy and is equal to:

   .   the Cash Surrender Value, less

   .   the Outstanding Loan on that date.

TRANSFERS

   You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the dollar cost averaging program, must satisfy the following requirements:

   . Minimum amount of transfer -- You must transfer at least $250 or, the balance in the subaccount or the Guaranteed Account, if less;

   . Form of transfer request -- You must make a written request unless you have established prior authorization to make transfers by other means we make available;

   . Transfers from the Guaranteed Account -- The maximum you may transfer in a Policy year is equal to 25% of your Account Value in the Guaranteed Account (not including the Loan Account) as of the date the transfer takes effect.

   Date We Process Your Transfer Request. We must receive your transfer request at our Administrative Center. We process transfers at the price next computed after we receive your transfer request. Transfer requests received by 4:00 p.m., Eastern time, on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 p.m., Eastern time, on a Valuation Date will be processed as of the next Valuation Date.

   Number of Permitted Transfers/Transfer Charge. We do not currently limit the number of transfers you may make. However, for each transfer in excess of 12 during a Policy year, we will charge you $25 for each additional transfer. All transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy year. Transfers in connection with the dollar cost averaging program will not count against the 12 free transfers in any Policy year. We reserve the right to increase or decrease the number of free transfers allowed in any Policy year.

DOLLAR COST AVERAGING

   Dollar cost averaging is a systematic method of investing at regular intervals. By investing at regular intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

   If you choose this program, we will make automatic monthly transfers of your Account Value from the Money Market subaccount into other subaccounts for a specified dollar amount or a specified number of months (not exceeding twenty-four months). Unless you tell us otherwise, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount. You must have $2,000 in the Money Market subaccount to elect dollar cost averaging. We will apply any additional premium payments you make after electing this program to the Money Market subaccount for purposes of dollar cost averaging your investment. You may maintain only one dollar cost averaging instruction with us at a time.

   There is currently no charge for this program. Transfers in connection with dollar cost averaging will not count against your free transfers in a Policy year. We reserve the right to suspend or modify this program at any time.

   Processing your automatic dollar cost averaging transfers. We will begin to process your automatic transfers:

   . On the first Monthly Anniversary following the end of the period to examine and cancel if you request dollar cost averaging when you apply for your Policy.

   . On the second Monthly Anniversary following receipt of your request at our Administrative Center if you elect the program after you apply for the Policy.

   We will stop processing automatic transfers if:

   .   The funds in the Money Market subaccount have been depleted;

   . We receive your written request at our Administrative Center to cancel future transfers;

   .   We receive notification of death of the Insured; or

   .   Your Policy goes into the Grace Period.

   Dollar cost averaging may lessen the impact of market fluctuations on your investment. Using dollar cost averaging does not guarantee investment gains or protect against loss in a declining market.

MARKET TIMING

   The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

   . dilution in the value of Fund shares underlying investment options of other Policy Owners;

   .   interference with the efficient management of the Fund's portfolio; and

   .   increased administrative costs.

   We have policies and procedures affecting your ability to make transfers within your Policy. A transfer can be your allocation of all or a portion of a new premium payment to an investment option. You can also transfer your accumulation value in one investment option (all or a portion of the value) to another investment option.

   We are required to monitor the Policies to determine if a Policy Owner requests:

   . a transfer out of a variable investment option within two calendar weeks of an earlier transfer into that same variable investment option; or

   . a transfer into a variable investment option within two calendar weeks of an earlier transfer out of that same variable investment option; or

   . a transfer out of a variable investment option followed by a transfer into that same variable investment option, more than twice in any one calendar quarter; or

   . a transfer into a variable investment option followed by a transfer out of that same variable investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy Owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with notice to prevent market timing efforts that could be harmful to other Policy Owners or beneficiaries. Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy Owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy Owner's subsequent violation of this policy will result in the suspension of Policy transfer privileges for six months.

   In most cases, transfers into and out of the money market investment option are not considered market timing; however, we examine all of the above transactions without regard to any transfer into or out of the money market investment option. We treat such transactions as if they are transfers directly into and out of the same variable investment option. For instance:

    (1)if a Policy Owner requests a transfer out of any variable investment option into the money market investment option, and

    (2)the same Policy Owner, within two calendar weeks requests a transfer out of the money market investment option back into that same variable investment option, then

    (3)the second transaction above is considered market timing.

   Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances, and we will treat all Policy Owners the same.

   In addition, Policy Owners incur a $25 charge for each transfer in excess of 12 each Policy year.

RESTRICTIONS INITIATED BY THE FUNDS AND INFORMATION SHARING OBLIGATIONS

   The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy Owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers into the Fund by a particular Policy Owner. We will follow the Fund's instructions. The availability of transfers from any investment option offered under the Policy is unaffected by the Fund's policies and procedures.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

   In order to prevent market timing, the Funds have the right to request information regarding Policy Owner transaction activity. If a Fund requests, we will provide mutually agreed upon information regarding Policy Owner transactions in the Fund.

CHANGING THE FACE AMOUNT OF INSURANCE

   Changes in Face Amount. At any time after the first Policy anniversary while your Policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your Policy to fail to qualify as life insurance under the Code.

   Increases in Face Amount. Any request for an increase:

   .   Must be for at least $10,000;

   . May not be requested in the same Policy year as another request for an increase; and

   .   May not be requested after the Insured has Attained Age 65.

   A written application must be submitted to our Administrative Center along with satisfactory evidence of insurability. You must return the Policy so we can amend it to reflect the increase. The increase in Face Amount will become effective on the Monthly Anniversary on or next following the date the increase is approved, and the Account Value will be adjusted to the extent necessary to reflect a monthly deduction as of the effective date based on the increase in Face Amount. Increasing the Face Amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   Decreases in Face Amount. Any request for a decrease:

   .   Must be at least $5,000;

   . Must not cause the Face Amount after the decrease to be less than the minimum Face Amount at which we would issue a Policy; and

   . During the first five Policy years, the Face Amount may not be decreased by more than 10% of the initial Face Amount. If the Face Amount is decreased during the first 14 Policy years or within 14 Policy years of an increase in Face Amount, a surrender charge may be applicable.

   Consequences of a Change in Face Amount. Both increases and decreases in Face Amount may impact the surrender charge. In addition, an increase or decrease in Face Amount may impact the status of the Policy as a modified endowment contract.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each Valuation Date, which usually is 4:00 p.m. Eastern time. We call this our "close of business." We call the time from the close of business on one Valuation Date to the close of business of the next Valuation Date a "Valuation Period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in good order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any Valuation Date, however, we consider that we have received it on the day following that Valuation Date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to determine whether to issue a Policy to you and, if so, what the Insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the Owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the Insured person's health or risk of death.

   Issue Date; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign an appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Issue Date." Policy months and years are measured from the Issue Date. To preserve a younger age at issue for the Insured person, we may assign an Issue Date to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your Account Value at the close of business on the Issue Date and at the end of each subsequent Valuation Period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the Account Value resulting from your initial premium payment on the later of (a) the Issue Date, or (b) the date all requirements needed to place the Policy in force have been reviewed and found to be satisfactory, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the Account Value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the Valuation Period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

   . Increases you request in the Face Amount of insurance, reinstatements of a Policy that has lapsed, and changes in death benefit option take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

   . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum Net Amount at Risk;

   . If you exercise the right to return your Policy described on page 8 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mailed it to us, the day it is postmarked; and

   . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the
       Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

REPORTS TO POLICY OWNERS

   You will receive a confirmation within seven days of the transaction of:

   .   the receipt of any premium;

   .   any change of allocation of premiums;

   .   any transfer between subaccounts;

   .   any loan, interest repayment, or loan repayment;

   .   any partial surrender;

   . any return of premium necessary to comply with applicable maximum receipt of any premium payment;

   .   any exercise of your right to cancel;

   .   an exchange of the Policy;

   .   full surrender of the Policy.

   Within 30 days after each Policy anniversary we will send you an annual statement. The statement will show the Life Insurance Proceeds currently payable, and the current Account Value, Cash Surrender Value, and the Outstanding Loan. The statement will also show premiums paid, all charges deducted during the Policy year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

                              POLICY TRANSACTIONS

   The transactions we describe below may have different effects on the Account Value, death benefit, Face Amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features," on page 24. Certain transactions also include charges. For information regarding other charges, see "Charges Under the Policy" on page 41.

WITHDRAWING POLICY INVESTMENTS

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the Account Value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "Net Cash Surrender Value." Because of the surrender charge, it is unlikely that an Executive Advantage Policy will have any Net Cash Surrender Value during at least the first year. A full surrender may have adverse tax consequences.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's Net Cash Surrender Value. A partial surrender must be at least $500. We will automatically reduce your Policy's Account Value by the amount of your withdrawal and any related charge. A partial surrender may have adverse tax consequences.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of Account Value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $0.

   Loans. You may request a loan against your Policy at any time after the first Policy year while the Policy has a Net Cash Surrender Value. We limit the minimum and maximum amount of loan you may take. If we issued the Policy under a corporate owned arrangement, unless we agree otherwise, a loan will be applied pro rata over all Insureds under the Policy.

   You must submit a written request for a loan to the Administrative Center. Loans will be processed as of the date we receive the request at our Administrative Center. Loan proceeds generally will be sent to you within seven days.

   Maximum Loan Amount. After the first Policy year the maximum loan amount is 90% of your Net Cash Surrender Value.

   Interest. We charge interest daily on any Outstanding Loan at a declared annual rate not in excess of 8%. The maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the Outstanding Loan.

   Loan Account. You may direct us to take an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

   When a loan is repaid, an amount equal to the repayment will be transferred from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

   Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

   In addition, loans from modified endowment contracts may be treated for tax purposes as distributions of income.

   If the Life Insurance Proceeds become payable while a loan is outstanding, the Outstanding Loan will be deducted in calculating the Life Insurance Proceeds.

   If the Outstanding Loan exceeds the Cash Surrender Value on any Monthly Anniversary, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day Grace Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

   Outstanding Loan. The Outstanding Loan on a Valuation Date equals:

   . All loans that have not been repaid (including past due unpaid interest added to the loan), plus

   .   accrued interest not yet due.

   Loan Repayment. You may repay all or part of your Outstanding Loan at any time while the Insured is living and the Policy is in force. Loan repayments must be sent to our Administrative Center and will be credited as of the date received.

MATURITY OF YOUR POLICY

   If the Insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the Net Cash Surrender Value of the Policy, and the Policy will end.

TAX CONSIDERATIONS

   Please refer to "Federal Income Tax Considerations" on page 48 for information about the possible tax consequences to you when you receive any loan, surrender, maturity benefit or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

PAYMENT OPTIONS

   The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy, such as on a surrender or death, other than in a lump sum. Any agent authorized to sell this Policy can explain these options upon request.

   Change of payment option. You may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, the Policy Owner or the Beneficiary may have tax consequences. The Policy Owner or the Beneficiary should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

THE BENEFICIARY

   You name your Beneficiary when you apply for a Policy. The Beneficiary is entitled to the insurance benefits of the Policy. You may change the Beneficiary during the lifetime of the Insured person unless your previous designation of Beneficiary provides otherwise. In this case the previous Beneficiary must give us permission to change the Beneficiary and then we will accept your instructions. A new Beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no Beneficiary is living when the Insured person dies, we will pay the insurance proceeds to the Owner or the Owner's estate.

ASSIGNMENT OF A POLICY

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the Beneficiary, you should consult a qualified tax adviser before making an assignment.

PAYMENT OF PROCEEDS

   General. We will pay any death benefit, maturity benefit, Net Cash Surrender Value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the Insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Guaranteed Account option proceeds. We have the right, however, to defer payment or transfers of amounts out of our Guaranteed Account option for up to six months. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

   Delay for check clearance. We reserve the right to defer payment of that portion of your Account Value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your Account Value that is allocated to the Separate Account, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority such that disposal of securities or determination of the Account Value is not reasonably practicable;

    .  the SEC by order so permits for the protection of investors; or

    . we are on notice that this policy is the subject of a court proceeding, an arbitration, a regulatory matter or other legal action.

   Transfers and allocations of Account Value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the Insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in Face Amount) after the change has been in effect for two years during the Insured person's lifetime.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

   . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your Account Value for that option to below $500;

   . transfer the entire balance in proportion to any other investment options you then are using, if the Account Value in an investment option is below $500 for any other reason;

   . replace the underlying Fund that any investment option uses with another fund, subject to SEC and other required regulatory approvals;

   . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

   . operate Separate Account under the direction of a committee or discharge such a committee at any time;

   . operate Separate Account, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

   . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any Net Cash Surrender Value, death benefit, Account Value, or other accrued rights or benefits.

   VARIATIONS IN POLICY OR INVESTMENT OPTION TERMS AND CONDITIONS

   We have the right to make some variations in the terms and conditions of a Policy or its investment options. Any variations will be made only in accordance with uniform rules that we establish. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy Owner approval and SEC and other regulatory approvals. Here are some of the potential variations:

   Underwriting and premium classes. See, "Rate Classes for Insureds" on page 42.

   Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   Underlying investments. You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using.

                           CHARGES UNDER THE POLICY

   Periodically, we will deduct expenses related to your Policy. We will deduct these:

   .   from premium, Account Value and from subaccount assets; and

   .   upon certain transactions.

   The amount of these expenses are described in your Policy as either guaranteed or current. We will never charge more than the guaranteed amount. We may in our discretion deduct on a current basis less than the guaranteed amount.

DEDUCTIONS FROM PREMIUM

   We may deduct a sales charge from each premium to cover costs associated with the issuance of the Policy as well as administrative services we perform. This charge will never exceed 9% of the premium.

   The sales charge partially compensates us for the expense of selling and distributing the Policy, printing prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the Policy with no sales charge or a reduced sales charge.

   We may deduct a charge for taxes as an explicit percentage of premium based upon state and local tax rates within the Insured's state of residence. We may also deduct a charge for federal deferred acquisition cost ("DAC") taxes as an explicit percentage of premium at a rate not to exceed 1% of premium.

   In place of the lump sum deductions described above for sales charges and taxes, we may offer optional methods of payment at the time you apply for a Policy.

   Monthly Deduction From Account Value. On the Policy Date and each Monthly Anniversary thereafter, we make a deduction from the Account Value. The amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

   We will deduct charges on each Monthly Anniversary for:

   .   the administration of your Policy;

   .   the cost of insurance for your Policy; and

   .   the cost associated with mortality and expense risks.

   Administrative Charge. This charge compensates us for administrative expenses associated with the Policy. These expenses relate to premium billing and collection, record keeping, processing claims, loans, Policy changes, reporting and overhead costs, processing applications, establishing Policy records, and sending regulatory mailings and responding to Policy Owners' requests. This charge will be no more than $10 per month for all Policy years. We may reduce this charge. The current charge is $7.00 per month. There may be an additional monthly administrative charge during the first Policy year and the 12 months after an increase in Face Amount per Insured. This additional charge will not exceed $25 a month per Insured.

   Cost of Insurance Charge. This charge compensates us for providing insurance coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from Policy to Policy and from month to month. For any Policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the Policy on that Monthly Anniversary.

DEDUCTIONS AND MONEY MARKET SUBACCOUNT

During periods of low short-term interest rates, and in part due to deductions that are assessed as frequently as daily, the yield of the Money Market subaccount may become extremely low and possibly negative. If the daily dividends paid by the underlying Fund for the Money Market subaccount are less than the deductions, the Money Market subaccount's unit value will decrease. In the case of negative yields, your accumulation value in the Money Market subaccount will lose value.

NET AMOUNT AT RISK

   The Net Amount at Risk is calculated as (a) minus (b) where:

   (a) is the current death benefit at the beginning of the Policy month divided by 1.0032737; and

   (b) is the current total Account Value.

   However, if the death benefit is a percentage of the Account Value of the Policy, then the Net Amount at Risk is the death benefit minus the amount in the Account Value of the Policy at that time.

   Rate Classes for Insureds. We currently rate Insureds in one of following basic rate classifications based on our underwriting:

   .   nonsmoker

   .   smoker

   .   substandard for those involving a higher mortality risk

   At our discretion we may offer this Policy on a guaranteed issue basis.

   We place the Insured in a rate class when we issue the Policy based on our underwriting determination. This original rate class applies to the initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

   If there have been increases in the Face Amount, we may use different cost of insurance rates for the increased portions of the Face Amount. For purposes of calculating the cost of insurance charge after the Face Amount has been increased, the Account Value will be applied to the initial Face Amount first and then to any subsequent increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

   In order to maintain the Policy in compliance with Section 7702 of the Code, under certain circumstances an increase in Account Value will cause an automatic increase in the Life Insurance Proceeds. The Attained Age and rate class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

   The guaranteed cost of insurance charges at any given time for a substandard Policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the Policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

   Our current cost of insurance rates may be less than the guaranteed rates. Our current cost of insurance rates will be determined based on our expectations as to future mortality and persistency experience. These rates may change from time to time. In our discretion, the current charge may be increased in any amount up to the maximum guaranteed charge shown in the table.

   Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker rate class are generally lower than rates for an Insured of the same age and sex in a smoker rate class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker rate class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard rate class.

LEGAL CONSIDERATIONS RELATING TO SEX-DISTINCT PREMIUMS AND BENEFITS

   Mortality tables for the Policy generally distinguish between males and females. Thus, premiums and benefits under the Policy covering males and females of the same age will generally differ.

   We will, however, issue the Policy based on unisex mortality tables if required by state law. Employers and employee organizations considering purchase of a Policy should consult their legal advisers to determine whether purchase of a Policy based on sex-distinct actuarial tables is consistent with Title VII of the Civil Rights Act of 1964 or other applicable law.

DEDUCTION FROM SEPARATE ACCOUNT ASSETS

   Mortality and Expense Risk Charge. We deduct a mortality and expense risk fee from your Account Value in the subaccounts for assuming certain mortality and expense risks under the Policy. This charge does not apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual effective rate of 0.65% of net assets for Policy years one through four, 0.20% for years five through twenty, and 0.15% thereafter. The guaranteed charge is at an annual effective rate of 1.00% of Separate Account assets. Although, we may increase or decrease the charge at our sole discretion, it is guaranteed not to exceed an annual effective rate of 1.00% of your Account Value in the subaccounts for the duration of your Policy.

   The mortality risk we assume is that the Insured under a Policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all policies. AGL receives this charge to pay for these mortality and expense risks.

DEDUCTIONS UPON POLICY TRANSACTIONS

   Transfer Charge. We will charge a $25 transfer charge on any transfer of Account Value among the subaccounts and the Guaranteed Account in excess of the 12 free transfers permitted each Policy year. If the charge is imposed, we will deduct it from the amount requested to be transferred before allocation to the new subaccount(s) and shown in the confirmation of the transaction. AGL receives this charge to help pay for the expense of making the requested transfer.

   Surrender Charge. If the Policy is surrendered or there is a decrease in Face Amount during the first 14 Policy years, we may deduct a surrender charge based on the initial Face Amount. If a Policy is surrendered or there is a decrease in Face Amount within 14 years after an increase in Face Amount, we will deduct a surrender charge based on the increase in Face Amount. The surrender charge will be deducted before any surrender proceeds are paid. AGL receives this charge to help recover sales expenses.

   Surrender Charge Calculation. In general, the surrender charge is based on the premiums you pay. The Surrender Charge will be no greater than the product of (a) times (b) times (c) where:

   (a) is equal to the Face Amount divided by $1,000;

   (b) is equal to a surrender charge factor per $1,000 based on the Insured's age, sex and underwriting class; and

   (c) is a factor based on the Policy year when the surrender occurs as described in the following table:

                              POLICY YEAR  FACTOR
                              -----------  ------
                                  1         100%
                                  2         100%
                                  3         100%
                                  4         100%
                                  5         100%
                                  6         90%
                                  7         80%
                                  8         70%
                                  9         60%
                                 10         50%
                                 11         40%
                                 12         30%
                                 13         20%
                                 14         10%
                                 15+         0%

   A table of the maximum initial surrender charge factors per $1,000 of Face Amount is shown in Appendix A. We reserve the right to charge less than the maximum amount, no amount at all, or even a negative amount which would have the effect of increasing the Policy's Cash Surrender Value.

   Surrender Charge Based On An Increase Or Decrease In Face Amount. An increase in Face Amount of the Policy may result in an additional surrender charge during the 14 Policy years immediately following the increase. The additional surrender charge period will begin on the effective date of the increase. If the Face Amount of the Policy is reduced before the end of the 14th Policy year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the Policy. They will then be applied to prior increases in Face Amount of the Policy in the reverse order in which such increases took place, and then to the initial Face Amount of the Policy.

   Partial Surrender Charge. We may deduct a partial surrender charge:

   .   upon a partial surrender; and

   .   if you decrease your Policy's Face Amount.

   We deduct the partial surrender charge from the subaccounts or the Guaranteed Account in the same proportion as we deduct the amounts for your partial surrender.

   Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the Policy prior to the decrease).

   Partial Surrender Processing Fee. We reserve the right to deduct an administrative processing fee upon a partial surrender of up to $25 or 2% of amount surrendered, whichever is less in order to help pay for the expense of making a partial surrender. The current charge is $0.

   Discount Purchase Programs. The amount of the surrender charge and other charges under the Policy may be reduced or eliminated when sales of the Policy are made to individuals or to groups of individuals in a manner that in our opinion results in expense savings. For purchases made by our officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the Policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the Policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

                            OTHER POLICY PROVISIONS

RIGHT TO EXCHANGE

   You may exchange this Policy to a flexible premium fixed benefit life insurance Policy on the life of the Insured without evidence of insurability. This exchange may be made:

   .   within 24 months after the Issue Date while the Policy is in force; or

   .   within 24 months of any increase in Face Amount of the Policy; or

   . within 60 days of the effective date of a material change in the investment Policy of a subaccount, or within 60 days of the notification of such change, if later. In the event of such a change, we will notify you and give you information on the options available.

   When an exchange is requested, we accomplish the exchange by transferring all of the Account Value to the Guaranteed Account. There is no charge for this transfer. Once this option is exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new Policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

MORE ABOUT POLICY CHARGES

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

   . mortality risks (such as the risk that Insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

   . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

   . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

   . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the Insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

   AGL may also make available to Policy Owners other universal life insurance policies with different features and different charges. Please ask your AGL representative about our other policies.

ACCOUNT VALUE

   Your Account Value. From each premium payment you make, we deduct the charges that we describe on page 41 under "Deductions from Premium." We invest the rest in one or more of the available investment options listed on page 19 of this prospectus, as well as the Guaranteed Account. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "Account Value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 41 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative, from our Home Office or from the Administrative Center (both locations and the telephone numbers are shown under "Contact Information" on page 5 of this prospectus).

   The Guaranteed Account. The Guaranteed Account is an account within the general account of the company. Our general account assets are used to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, we have sole discretion over the investment of the assets of the general account.

   We have not registered interests in the Guaranteed Account under the Securities Act of 1933 or as an investment company under the Investment Company Act of 1940.

   The staff of the SEC has not reviewed our disclosure on the Guaranteed Account. Our disclosure regarding the Guaranteed Account must comply with generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

                        POLICY LAPSE AND REINSTATEMENT

REINSTATEMENT

   If the Policy has ended without value, you may reinstate Policy benefits while the Insured is alive if you:

   . Request reinstatement of Policy benefits within three years (unless otherwise specified by state law) from the end of the Grace Period;

   .   Provide evidence of insurability satisfactory to us;

   . Make a payment of an amount sufficient to cover (i) the total monthly administrative charges from the beginning of the Grace Period to the effective date of reinstatement; (ii) total monthly deductions for three months, calculated from the effective date of reinstatement; and
       (iii) the premium expense charge and any increase in surrender charges associated with this payment. We will determine the amount of this required payment as if no interest or investment performance were credited to or charged against your Account Value; and

   .   Repay or reinstate any loan which existed on the date the Policy ended.

   The effective date of the reinstatement of Policy benefits will be the next Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the Policy lapsed.

   We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

                       FEDERAL INCOME TAX CONSIDERATIONS

   Discussions regarding the tax treatment of any life insurance policy are intended for general purposes only and are not intended as tax advice, either general or individualized, nor should they be interpreted to provide any predictions or guarantees of a particular tax treatment. This discussion generally is based on current federal income tax law and interpretations, and may include areas of those rules that are more or less clear or certain. We cannot predict whether the Internal Revenue Code (the "Code") will change. Tax laws are subject to legislative modification, and while many such modifications will have only a prospective application, it is important to recognize that a change could have retroactive effect as well. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should seek competent tax or legal advice, as you deem necessary or appropriate, regarding your own circumstances.

TAX STATUS OF THE POLICY

   A Policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the Policy meets the definition of a life insurance contract under Section 7702 of the Code at issue. You bear the risk that the Policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

AGL

   We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

DIVERSIFICATION AND INVESTOR CONTROL

   Under Section 817(h) of the code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account II, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has provided only limited guidance describing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account II may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account II, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account II. However, we reserve the right to make changes that we deem necessary to insure that the Policy qualifies as a life insurance contract.

TAX TREATMENT OF THE POLICY

   Section 7702 of the Code sets forth a detailed definition of a life insurance contract for federal tax purposes. The Treasury Department has not issued final regulations so that the extent of the official guidance as to how
Section 7702 is to be applied is quite limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, that Policy would not qualify for the favorable tax treatment normally provided to a life insurance contract.

   With respect to a Policy issued on the basis of a standard rate class, we believe that such a Policy should meet the Section 7702 definition of a life insurance contract.

   With respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), there is less certainty, in particular as to how the mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a Policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the Policy.

   If subsequent guidance issued under Section 7702 leads us to conclude that a Policy does not (or may not) satisfy Section 7702, we will take appropriate and necessary steps for the purpose of bringing the Policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict Policy transactions if we determine such action to be necessary to qualify the Policy as a life insurance contract under Section 7702.

   As of January 1, 2009 all new life insurance policies are required to use the updated 2001 CSO tables for Internal Revenue Code 7702 and 7702A compliance. If NO material non-contractual changes are made to the Policy, the maximum guaranteed cost of insurance rates for this policy will remain based on the 1980 Commissioners' Standard Ordinary mortality and morbidity tables.

TAX TREATMENT OF POLICY BENEFITS IN GENERAL

   This discussion assumes that each Policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the Policy should generally be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a Policy's Account Value should not be taxed until there has been a distribution from the Policy such as a surrender, partial surrender or lapse with loan.

PRE-DEATH DISTRIBUTION

   The tax treatment of any distribution you receive before the Insured's death depends on whether the Policy is classified as a modified endowment contract.

POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACTS

   . If you surrender the Policy or allow it to lapse, you will not be taxed except to the extent the amount you receive is in excess of the premiums you paid less the untaxed portion of any prior withdrawals. For this purpose, you will be treated as receiving any portion of the Net Cash Surrender Value used to repay Policy debt. The tax consequences of a surrender may differ if you take the proceeds under an income payment settlement option.

   . Generally, you will be taxed on a withdrawal to the extent the amount you receive exceeds the premiums you paid for the Policy less the untaxed portion of any prior withdrawals. However, under some limited circumstances, in the first 15 Policy years, all or a portion of a withdrawal may be taxed if the cash value exceeds the total premiums paid less the untaxed portions of any prior withdrawals, even if total withdrawals do not exceed total premiums paid.

   . Loans you take against the Policy are ordinarily treated as debt and are not considered distributions subject to tax.

MODIFIED ENDOWMENT CONTRACTS

   . The rules change if the Policy is classified as a modified endowment contract ("MEC"). The Policy could be classified as a MEC if premiums substantially in excess of scheduled premiums are paid or a decrease in the Face Amount of insurance is made. An increase in the Face Amount of insurance may also cause the Policy to be classified as a MEC. The rules on whether a Policy will be treated as a MEC are very complex and cannot be fully described in this summary. You should consult a qualified tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC. We will monitor your Policy and will attempt to notify you on a timely basis if your Policy is in jeopardy of becoming a MEC.

   . If the Policy is classified as a MEC, then amounts you receive under the Policy before the Insured's death, including loans and withdrawals, are included in income to the extent that the cash value before surrender charges exceeds the premiums paid for the Policy, increased by the amount of any loans previously included in income, and reduced by any untaxed amounts previously received other than the amount of any loans excludable from income. An assignment of a MEC is taxable in the same way. These rules also apply to pre-death distributions, including loans, made during the two-year period before the time that the Policy became a MEC.

   . Any taxable income on pre-death distributions (including full surrenders) is subject to a penalty of 10% unless the amount is received on or after age 59 1/2, on account of your becoming disabled or as a life annuity. It is presently unclear how the penalty tax provisions apply to the Policies owned by businesses.

   . All MECs issued by us to you during the same calendar year are treated as a single Policy for purposes of applying these rules.

INTEREST ON LOANS

   Except in special circumstances, interest paid on a loan under a Policy which is owned by an individual is treated as personal interest under the Code and thus will not be tax deductible. In addition, the deduction of interest that is incurred on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also Section 264 of the Code may preclude business owners from deducting premium payments.)

POLICY EXCHANGES AND MODIFICATIONS

   Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a loan, a partial surrender, a surrender, a change in ownership, or an assignment of the Policy may have adverse federal income tax consequences. In addition, the federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds will depend on the circumstances of each Owner or Beneficiary. You should consult your own competent, professional tax advisor if you have any questions.

WITHHOLDING

   We are required to withhold federal income taxes on the taxable portion of any amounts received under the Policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number on the appropriate forms. Special withholding rules apply to payments made to non-resident aliens.

   You are liable for payment of federal income taxes on the taxable portion of any amounts received under the Policy. You may be subject to penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

CONTRACTS ISSUED IN CONNECTION WITH TAX QUALIFIED PENSION PLANS

   Prior to purchase of a Policy in connection with a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

POSSIBLE CHARGE FOR AGL'S TAXES

   At the present time, we do not deduct any charges for any federal, state, or local income taxes. However, we do currently deduct charges for state and federal premium based taxes and the federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the Policy.

                               LEGAL PROCEEDINGS

   The Company received and responded to industry-wide regulatory inquiries, including a multi-state audit and market conduct examination covering compliance with unclaimed property laws and a directive from the New York Department of Financial Services regarding claims settlement practices and other related state regulatory inquiries. AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to a regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7.0 million of this amount. Although the Company has enhanced its claims practices to include use of the Social Security Administration Death Master File (SSDMF), it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

   In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by American General Life and Accident Insurance Company (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

   In addition, the Company invested a total of $490.7 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions. The Company received back a total amount of $567.2 million from these investments. In August 2010, a court-appointed Receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. The Receiver asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme.

   There are no pending legal proceedings affecting the Separate Account. Various lawsuits against AGL and US Life have arisen in the ordinary course of business. In addition, various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of AGL and US Life, such as through financial examinations, market conduct exams or regulatory inquiries.

   As of April 30, 2013, the Company believes it is not likely that contingent liabilities arising from the above matters will have a material adverse effect on the financial condition of the Company.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL, the Separate Account and National Union can be found in the Statement of Additional Information. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware, 19801 or call us at 1-302-575-5245. The financial statements have also been filed with the SEC and can be obtained through its website at http://www.sec.gov.

                            REGISTRATION STATEMENTS

   Registration statements under the Securities Act of 1933, as amended, related to the Policies offered by this prospectus are on file with the SEC. This prospectus does not contain all of the information contained in the registration statements and exhibits. For further information regarding the Separate Account, AGL and its general account, the variable investment options and the Policy, please refer to the registration statements and exhibits.

                      INDEX OF SPECIAL WORDS AND PHRASES

We have capitalized some special terms we use in this document. We have defined these terms here.

Account Value. The total amount in the Separate Account and Guaranteed Account attributable to your Policy.

Administrative Center. 405 King Street, 4th Floor, Wilmington, Delaware 19801.

Attained Age. The Insured's age as of the Policy Date plus the number of completed Policy years since the Policy Date.

Beneficiary. The person(s) who is entitled to the Life Insurance Proceeds under the Policy.

Cash Surrender Value. Account Value less any applicable surrender charge that would be deducted upon surrender.

Code. The Internal Revenue Code of 1986, as amended.

Face Amount. The amount of insurance specified by the Owner and the base for calculating the death benefit.

Grace Period. The period of time beginning on a Monthly Anniversary during which the Policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

Guaranteed Account. An account within the general account which consists of all of our assets other than the assets of the Separate Account and any of our other separate investment accounts.

Insured. A person whose life is covered under the Policy. At the time of application, the Insured must be 70 years of age or younger, unless we agree otherwise.

Issue Date. The date the Policy is actually issued. It may be later than the Policy Date.

Life Insurance Proceeds. The amount payable to a Beneficiary if the Insured dies while coverage under the Policy is in force.

Loan Account. The portion of the Account Value held in the Guaranteed Account as collateral for loans.

Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th, or 31st and a month has no such day, the Monthly Anniversary is deemed to be the last day of that month.

Net Cash Surrender Value. The Cash Surrender Value less any Outstanding Loan.

Net Premium. Any premium paid less any expense charges deducted from the premium payment.

Outstanding Loan. The total amount of Policy loans, including both principal and accrued interest.

Owner. The person who purchased the Policy as shown in the application, unless later changed.

Policy Date. The date as of which we have received the initial premium and an application in good order. If a Policy is issued, life insurance coverage is effective as of the Policy Date.

Valuation Date. Each day the New York Stock Exchange is open for trading.

Valuation Period. A period commencing with the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on any Valuation Date and ending as of the close of the New York Stock Exchange on the next succeeding Valuation Date.

Separate Account. Separate Account II, a separate investment account of ours.

                                  APPENDIX A

                       MAXIMUM INITIAL SURRENDER CHARGE
                  PER $1,000 OF INITIAL SPECIFIED FACE AMOUNT

          ISSUE AGE          SEX        SMOKER STATUS   SURRENDER CHARGE
          ---------     --------------  --------------  ----------------
              25             Male         Nonsmoker          $16.00
              35             Male         Nonsmoker          20.00
              45             Male         Nonsmoker          26.00
              55             Male         Nonsmoker          38.00
              65             Male         Nonsmoker          46.00
              75             Male         Nonsmoker          44.00
              25             Male           Smoker           18.00
              35             Male           Smoker           23.00
              45             Male           Smoker           32.00
              55             Male           Smoker           48.00
              65             Male           Smoker           47.00
              75             Male           Smoker           46.00
              25            Female        Nonsmoker          14.00
              35            Female        Nonsmoker          18.00
              45            Female        Nonsmoker          23.00
              55            Female        Nonsmoker          33.00
              65            Female        Nonsmoker          45.00
              75            Female        Nonsmoker          44.00
              25            Female          Smoker           16.00
              35            Female          Smoker           20.00
              45            Female          Smoker           26.00
              55            Female          Smoker           37.00
              65            Female          Smoker           46.00
              75            Female          Smoker           44.00

                  THIS DOCUMENT IS NOT PART OF ANY PROSPECTUS

                                                                     Rev 4/2013
                                PRIVACY NOTICE

FACTS WHAT DOES AMERICAN GENERAL LIFE COMPANIES ("AGLC") DO WITH YOUR PERSONAL INFORMATION?

WHY? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

WHAT? The types of personal information we collect and share depend on the product or service you have with us. This information can include:
              .   Social Security number and Medical Information
              .   Income and Credit History
              .   Payment History and Employment Information
              When you are NO LONGER our customer, we continue to share your information as described in this notice.

HOW? All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons AGLC chooses to share; and whether you can limit this sharing.

                                                     DOES AGLC  CAN YOU LIMIT
REASONS WE CAN SHARE YOUR PERSONAL INFORMATION        SHARE?    THIS SHARING?
----------------------------------------------       ---------  ---------------

FOR OUR EVERYDAY BUSINESS PURPOSES-- such as to
process your transactions, maintain your
account(s), respond to court orders and legal
investigations, or report to credit bureaus            Yes            No

FOR OUR MARKETING PURPOSES-- to offer our products
and services to you                                    Yes            No

FOR JOINT MARKETING WITH OTHER FINANCIAL COMPANIES     Yes            No

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your transactions and experiences    No       We don't share

FOR OUR AFFILIATES' EVERYDAY BUSINESS PURPOSES--
information about your creditworthiness                No       We don't share
FOR NONAFFILIATES TO MARKET TO YOU                     No       We don't share

    QUESTIONS?  CALL 1-302-575-5245

Page 2                                                               Rev 4/2013

WHO WE ARE

WHO IS PROVIDING   American General Life Companies (a complete list is
THIS NOTICE?       described below)

WHAT WE DO

HOW DOES AGLC      To protect your personal information from unauthorized
PROTECT MY         access and use, we use security measures that comply with
PERSONAL           federal law. These measures include computer safeguards and
INFORMATION?       secured files and buildings. We restrict access to
                   employees, representatives, agents, or selected third parties who have been trained to handle nonpublic personal information.

HOW DOES AGLC      We collect your personal information, for example, when you
COLLECT MY         .   apply for insurance or pay insurance premiums
PERSONAL           .   file an insurance claim or give us your income
INFORMATION?           information
                   .   provide employment information
                   We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

WHY CAN'T I LIMIT  Federal law gives you the right to limit only
ALL SHARING?       .   sharing for affiliates' everyday business
                       purposes--information about your creditworthiness
                   .   affiliates from using your information to market to you
                   .   sharing for nonaffiliates to market to you
                   State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

DEFINITIONS

AFFILIATES         Companies related by common ownership or control. They can be financial and nonfinancial companies.
                   .   OUR AFFILIATES INCLUDE THE MEMBER COMPANIES OF AMERICAN
                       INTERNATIONAL GROUP, INC.

NONAFFILIATES      Companies not related by common ownership or control. They can be financial and nonfinancial companies.
                   .   AMERICAN GENERAL LIFE COMPANIES DOES NOT SHARE WITH
                       NONAFFILIATES SO THEY CAN MARKET TO YOU.

JOINT MARKETING    A formal agreement between nonaffiliated financial
                   companies that together market financial products or services to you.
                   .   OUR JOINT MARKETING PARTNERS INCLUDE COMPANIES WITH
                       WHICH WE JOINTLY OFFER INSURANCE PRODUCTS, SUCH AS A
                       BANK.

OTHER IMPORTANT INFORMATION

THIS NOTICE IS PROVIDED BY AMERICAN GENERAL LIFE COMPANIES FOR AMERICAN GENERAL LIFE INSURANCE COMPANY AND THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK.

CALIFORNIA, NEW MEXICO AND VERMONT RESIDENTS ONLY:
Following the law of your state, we will not disclose nonpublic personal financial information about you to nonaffiliated third parties (other than as permitted by law) unless you authorize us to make that disclosure. Your authorization must be in writing. If you wish to authorize us to disclose your nonpublic personal financial information to nonaffiliated third parties, you may write to us: 405 King Street, 4th Floor, Wilmington, DE 19801.

NEVADA RESIDENTS ONLY:
We are providing this notice pursuant to Nevada state law NRS 228.600. You may elect to be placed on our internal Do Not Call list by calling 1-302-575-5245. Nevada law requires that we also provide you with the following contact information: Bureau of Consumer Protection, Office of the Nevada Attorney General, 555 E. Washington Street, Suite 3900, Las Vegas, NV 89101; Phone number: 702-486-3132; email: BCPIFO@ag.state.nv.us. You may contact our customer service department by calling 1-302-575-5245 or write to us at: 405 King Street, 4/th/ Floor, Wilmington, DE 19801, or email us at customerservice@aglife.com to obtain further information concerning the provisions of this section.

You have the right to see and, if necessary, correct personal data. This requires a written request, both to see your personal data and to request correction. We do not have to change our records if we do not agree with your correction, but we will place your statement in our file. If you would like a more detailed description of our information practices and your rights, please write to us: 405 King Street, 4/th/ Floor, Wilmington, DE 19801.

AMERICAN GENERAL
Life Companies

For additional information about the Executive Advantage(R) Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2013. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 405 King Street, 4th Floor, Wilmington, Delaware 19801 or call us at 1-302-575-5245. You may also obtain the SAI from your AGL representative through which the Policies may be purchased. Additional information about the Executive Advantage Policies, including personalized illustrations of death benefits, cash surrender values, and account values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy Owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Office of Investor Education and Advocacy in Washington, D.C. Inquiries on the operations of the Office of Investor Education and Advocacy may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Office of Investor Education and Advocacy of the SEC, 100 F Street N.E., Washington, D.C. 20549.

Policies issued by:
AMERICAN GENERAL LIFE INSURANCE COMPANY
2727-A Allen Parkway, Houston, Texas 77019

EXECUTIVE ADVANTAGE GROUP FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
Policy Form Number     11GVULD997 (sex distinct)
Endorsement Form Number 13GVUL08 (sex distinct)
Merger Endorsement Form Number L8204

Not available in the state of New York

DISTRIBUTED BY AMERICAN GENERAL EQUITY SERVICES CORPORATION
Member FINRA

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. AGL does not solicit business in the state of New York. The Policies are not available in all states.

 (C) 2013. AMERICAN INTERNATIONAL                      ICA File No. 811-04867
 GROUP, INC. ALL RIGHTS RESERVED

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT II

                            EXECUTIVE ADVANTAGE(R)

           GROUP FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE
                                   POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

            405 KING STREET, 4TH FLOOR, WILMINGTON, DELAWARE 19801

                           TELEPHONE: 1-302-575-5245

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2013

   This Statement of Additional Information ("SAI") is not a prospectus. It should read in conjunction with the prospectus for American General Life Insurance Company Separate Account II (the "Separate Account" or "Separate Account II") dated May 1, 2013, describing the Executive Advantage group flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The description of the Policy or Policies in the related prospectus is fully applicable to your certificate and the use of the word "Policy" or "Policies" in this SAI includes such certificate. The prospectus sets forth information that a prospective investor should know before investing. For a copy of the prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL" or "Company") at the address or telephone number given above. Each term used in this SAI that is defined in the related prospectus has the same meaning as the prospectus' definition.

                               TABLE OF CONTENTS

     GENERAL INFORMATION..............................................  3

        AGL...........................................................  3
        Separate Account II...........................................  3
        National Union Fire Insurance Company of Pittsburgh, Pa.......  4

     SERVICES.........................................................  4

     DISTRIBUTION OF THE POLICIES.....................................  4

     PERFORMANCE INFORMATION..........................................  6

     ADDITIONAL INFORMATION ABOUT THE POLICIES........................  6

            Gender neutral policies...................................  6
            Cost of insurance rates...................................  6
            Special purchase plans....................................  6
            Underwriting procedures and cost of insurance charges.....  7
            Certain arrangements......................................  7
        Guaranteed Investment Option..................................  7
        Adjustments to Death Benefit..................................  8
            Suicide...................................................  8
            Wrong age or gender.......................................  8
            Death during grace period.................................  8

     ACTUARIAL EXPERT.................................................  8

     MATERIAL CONFLICTS...............................................  8

     FINANCIAL STATEMENTS.............................................  9

        Separate Account Financial Statements.........................  9
        AGL Consolidated Financial Statements.........................  9
        National Union Statutory Basis Financial Statements........... 10
        American International Group, Inc. Financial Information...... 10

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL "). AGL is a stock life insurance company organized under the laws of the State of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"), a Delaware corporation.

   AIG is a leading international insurance organization serving customers in more than 130 countries. AIG companies serve commercial, institutional and individual customers through one of the most extensive worldwide property-casualty networks of any insurer. In addition, AIG companies are leading providers of life insurance and retirement services in the United States. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

   American General Life Companies, www.americangeneral.com, is the marketing name for a group of affiliated domestic life insurers, including AGL. The commitments under the Contracts are AGL's, and AIG has no legal obligation to back those commitments.

   On December 31, 2012, American General Life Insurance Company of Delaware ("AGLD"), an affiliate of AGL, merged with and into AGL. Prior to this date, the Policies were issued by AGLD.

SEPARATE ACCOUNT II

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account II. Separate Account II is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. Prior to December 31, 3012, Separate Account II ("Separate Account") was a separate account of AGLD, created on June 5, 1986. On
December 31, 2012, and in conjunction with the merger of AGL and AGLD, the Separate Account was transferred to and became a separate account of AGL under Texas law.

   For record keeping and financial reporting purposes, Separate Account II is divided into 91 separate "divisions," 35 of which are available under the Policies offered by the Policy prospectus as variable "investment options." Eight of these 35 divisions and the remaining 56 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account II are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

   All references in this SAI to National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") apply only to Policies with a date of issue prior to December 29, 2006 at 4:00 p.m. Eastern time.

   National Union is a stock property-casualty insurance company incorporated under the laws of the Commonwealth of Pennsylvania on February 14, 1901. National Union's principal executive office is located at 175 Water Street, 18th Floor, New York, New York 10038. National Union is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. National Union is an indirect wholly-owned subsidiary of AIG and an affiliate of AGL.

                                   SERVICES

   The Policies were issued by AGLD. AGLD and American General Life Companies, LLC ("AGLC") were previously parties to a services agreement. AGL and AGLC (prior to its merger) were both wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC was a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address was 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provided shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2011 and 2010, AGLD paid AGLC for these services $71,358,073 and $65,099,382, respectively.

   AGLC was merged into AGL at the end of 2011. AGL now provides all services previously provided by AGLC. During 2012 AGLD paid AGL for these services $73,144,378.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   As of the date of this SAI, the principal underwriter and distributor of the Policies for the Separate Account is American General Equity Services Corporation ("AGESC"). AGESC, an affiliate of AGL, is located at 2727-A Allen Parkway, Houston, Texas 77019. On February 4, 2013, AGESC entered into an agreement of merger with SunAmerica Capital Services, Inc. ("SACS"), which provides that upon the occurrence of certain conditions AGESC will merge with and into SACS (the "Merger"). It is anticipated that the closing date of the Merger will be on or about May 31, 2013. Upon such date, SACS will become the distributor of the Policies for the Separate Account. SACS, also an affiliate of AGL, is located at Harborside Financial Center, 3200 Plaza 5, Jersey City, New Jersey 07311-4922.

   AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC and SACS are registered broker-dealers under the Securities Exchange Act of 1934, as amended and a member of the Financial Industry Regulatory Authority ("FINRA"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable universal life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of FINRA.

   Commissions may be paid based on premiums paid for Policies sold. Other expense reimbursements, allowances, and overrides may also be paid. Registered representatives who meet certain productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 24% of premiums paid in the first Policy year up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 11% of premiums paid in Policy years 2 through 4 up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 4% of premiums paid in Policy years 5 through 7 up to the Target Premium and 4% of premiums in excess of the Target Premium;

    . 3% of premiums paid in Policy years 8 through 15 up to the Target Premium and 2% of premiums in excess of the Target Premium;

    . 2% of premiums paid beginning in the 16th Policy year up to the Target Premium and 2% of premiums paid beginning in the 16th Policy year in excess of the Target Premium;

    . Trail commission of 0.20% annual in Policy years 8 through 15, of each Policy's accumulation value (reduced by any outstanding loans); and

    . Trail commission of 0.10% annual beginning in the 16th Policy year, of each Policy's accumulation value (reduced by any outstanding loans).

      Target Premium is the maximum amount of premium to which the first year commission rate applies.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of the Separate Account in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable universal life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   The purpose of this section is to provide you with information to help clarify certain discussion found in the related prospectus. Many topics, such as Policy sales loads and increases in your Policy's death benefit, have been fully described in the related prospectus. For any topics that we do not discuss in this SAI, please see the related prospectus.

   GENDER NEUTRAL POLICIES. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer the Policies for sale in situations which, under current law, require gender-neutral premiums or benefits.

   COST OF INSURANCE RATES. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   SPECIAL PURCHASE PLANS. Special purchase plans provide for variations in, or elimination of, certain Policy charges, and would be available to a defined group of individuals. We currently do not provide for or support any special purchase plans.

   UNDERWRITING PROCEDURES AND COST OF INSURANCE CHARGES. Cost of insurance charges for the Policies will not be the same for all Policy owners. The chief reason is that the principle of pooling and distribution of mortality risks is based upon the assumption that each Policy owner pays a cost of insurance charge related to the insured's mortality risk which is actuarially determined based upon factors such as age, sex and risk class of the insured and the face amount size band of the Policy. In the context of life insurance, a uniform mortality charge (the "cost of insurance charge") for all insureds would discriminate unfairly in favor of those insureds representing greater mortality risks to the disadvantage of those representing lesser risks. Accordingly, although there will be a uniform "public offering price" for all Policy owners, because premiums are flexible and amounts allocated to the Separate Account will be subject to some charges that are the same for all owners, there will be a different "price" for each actuarial category of Policy owners because different cost of insurance rates will apply. The "price" will also vary based on net amount at risk. The Policies will be offered and sold pursuant to this cost of insurance schedule and our underwriting standards and in accordance with state insurance laws. Such laws prohibit unfair discrimination among insureds, but recognize that premiums must be based upon factors such as age, sex, health and occupation. A table showing the maximum cost of insurance charges will be delivered as part of the Policy.

   Our underwriting procedures are designed to treat applicants for Policies in a uniform manner. Collection of required medical information is conducted in a confidential manner. We maintain underwriting standards designed to avoid unfair or inconsistent decisions about which underwriting class should apply to a particular proposed insured person. In some group or employment- related situations, we may offer what we call simplified or guaranteed issue underwriting classes. These underwriting classes provide for brief or no medical underwriting. Our offer to insure a person under either class results in cost of insurance charges that are the same for each insured person.

   CERTAIN ARRANGEMENTS. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. These amounts will not be paid by the Funds or Policy owners.

GUARANTEED INVESTMENT OPTION

   Under the Policy, you may currently allocate your Account Value to the Guaranteed Account. In addition, if you request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account. Unlike the Separate Account, the assets in the Guaranteed Account may be used to pay any liabilities of AGL in addition to those arising from the Policies.

   We may treat each allocation and transfer separately for purposes of crediting interest and making deductions from the Guaranteed Account.

   All of your Account Value held in the Guaranteed Account will earn interest at a rate we determine in our sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

   We will deduct any transfers, partial surrenders or any policy expenses from the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

   If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

ADJUSTMENTS TO DEATH BENEFIT

   SUICIDE. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   WRONG AGE OR GENDER. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   DEATH DURING GRACE PERIOD. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Frederick J. Garland, Jr., who is Vice President of AGL. An opinion on actuarial matters given by Wayne A. Barnard, Senior Vice President of AGL, is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable universal life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

   .   state insurance law or federal income tax law changes;

   .   investment management of an investment portfolio changes; or

   . voting instructions given by owners of variable universal life insurance policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). One or more of the investment portfolios may sell its shares to other investment portfolios. Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP, located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, is the independent registered public accounting firm for Separate Account II and AGL. PricewaterhouseCoopers LLP is also the independent registered public accounting firm of AIG and National Union.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

   The financial statements of Separate Account II as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AGL CONSOLIDATED FINANCIAL STATEMENTS

   The consolidated financial statements of AGL as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

NATIONAL UNION STATUTORY BASIS FINANCIAL STATEMENTS

   The statutory financial statements of National Union as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

AMERICAN INTERNATIONAL GROUP, INC. FINANCIAL INFORMATION

   On March 30, 2011, American International Group, Inc. and the Company entered into an Unconditional Capital Maintenance Agreement. As a result, the financial statements of American International Group, Inc. are incorporated by reference below. American International Group, Inc. does not underwrite any contracts referenced herein.

   The following financial statements are incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements and Financial Statement Schedules and management's assessment of the effectiveness of internal control over financial reporting (which is included in Management's Report on Internal Control over Financial Reporting) which appears in American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012

   The following financial statements are also incorporated by reference in the Statement of Additional Information in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of said firm as experts in auditing and accounting:

   . Consolidated Financial Statements of AIA Group Limited incorporated by reference to American International Group, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2012.

   American International Group, Inc. does not underwrite any insurance policy referenced herein.

   The financial statements of the life companies listed above should be considered only as bearing on the ability of AGL to meet its obligations under the contracts.

   You should only consider the statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union") that we include in the Statement of Additional Information as bearing on the ability of National Union, as guarantor, to meet its obligations under the guarantee of insurance obligations under Policies issued prior to December 29, 2006, at 4:00 p.m. Eastern Time ("Point of Termination"). Policies with an issue date after the Point of Termination are not covered by the National Union guarantee.

LOGO OF AMERICAN GENERAL LIFE COMPANIES





                                                            Separate Account II
                                              Variable Universal Life Insurance




                                                                           2012

                                                                  ANNUAL REPORT

                                                              December 31, 2012

[LOGO OF PRICEWATERHOUSECOOPERS]

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
American General Life Insurance Company and Policy Owners of
Separate Account II of the American General Life Insurance Company

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 1 of Separate Account II of the American General Life Insurance Company at December 31, 2012, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of American General Life Insurance Company; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investment securities at December 31, 2012 by correspondence with the mutual fund companies, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

April 26, 2013

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2012

                                                                              Due from (to)
                                                               Investment    American General
                                                             securities - at  Life Insurance
Sub-accounts                                                   fair value        Company       NET ASSETS
----------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                     $    224,445        $    -      $    224,445
AllianceBernstein Global Thematic Growth Portfolio - Class A     1,001,592             -         1,001,592
AllianceBernstein Growth and Income Portfolio - Class A          1,385,253             -         1,385,253
AllianceBernstein Growth Portfolio - Class A                     1,401,808             -         1,401,808
AllianceBernstein Intermediate Bond Portfolio - Class A             45,892             -            45,892
AllianceBernstein Large Cap Growth Portfolio - Class A             855,895             -           855,895
AllianceBernstein Money Market Portfolio - Class A                       -             -                 -
AllianceBernstein Real Estate Investment Portfolio - Class A       698,884             -           698,884
AllianceBernstein Small Cap Growth Portfolio - Class A             297,604             -           297,604
American Century VP Capital Appreciation Fund - Class I            274,338             -           274,338
American Century VP Income & Growth Fund - Class I                 147,344             -           147,344
Anchor Series Trust Asset Allocation Portfolio - Class 1           326,252             -           326,252
Anchor Series Trust Capital Appreciation Portfolio - Class 1     2,642,155             -         2,642,155
Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                          480,814             -           480,814
Anchor Series Trust Growth Portfolio - Class 1                     979,015             -           979,015
Anchor Series Trust Natural Resources Portfolio - Class 1          781,918             -           781,918
BlackRock Basic Value V.I. Fund - Class I                                -             -                 -
Dreyfus Stock Index Fund, Inc. - Initial Shares                  3,675,742             -         3,675,742
Fidelity VIP Asset Manager Portfolio - Initial Class             1,014,293             -         1,014,293
Fidelity VIP Contrafund Portfolio - Initial Class                2,143,824             -         2,143,824
Fidelity VIP Growth Portfolio - Initial Class                    2,914,841             -         2,914,841
Fidelity VIP High Income Portfolio - Initial Class                 570,454             -           570,454
Fidelity VIP Index 500 Portfolio - Initial Class                         -             -                 -
Fidelity VIP Investment Grade Bond Portfolio - Initial Class       815,368             -           815,368
Fidelity VIP Money Market Portfolio - Initial Class              2,316,155             -         2,316,155
Fidelity VIP Overseas Portfolio - Initial Class                    288,940             -           288,940
Invesco Van Kampen V.I. Capital Growth Fund - Series I             439,489             -           439,489
Invesco V.I. International Growth Fund - Series I                  805,983             -           805,983
JPMorgan Insurance Trust Core Bond Portfolio - Class 1             102,342             -           102,342
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1           129,536             -           129,536
Neuberger Berman AMT Large Cap Value Portfolio - Class I           129,196             -           129,196
Neuberger Berman AMT Short Duration Bond Portfolio - Class I       113,807             -           113,807
Oppenheimer Global Securities Fund/VA - Non-Service Shares         461,879             -           461,879
Oppenheimer Main Street Fund/VA - Non-Service Shares               387,649             -           387,649
PIMCO VIT Real Return Portfolio - Administrative Class             150,716             -           150,716
PIMCO VIT Total Return Portfolio - Administrative Class                  -             -                 -
SunAmerica Aggressive Growth Portfolio - Class 1                 1,491,228             -         1,491,228
SunAmerica Alliance Growth Portfolio - Class 1                   2,555,696             -         2,555,696
SunAmerica Balanced Portfolio - Class 1                            915,982             -           915,982
SunAmerica Blue Chip Growth Portfolio - Class 1                     37,013             -            37,013
SunAmerica Capital Growth Portfolio - Class 1                       33,954             -            33,954
SunAmerica Cash Management Portfolio - Class 1                   1,368,385             -         1,368,385
SunAmerica Corporate Bond Portfolio - Class 1                      413,960             -           413,960
SunAmerica Davis Venture Value Portfolio - Class 1               1,506,782             -         1,506,782
SunAmerica "Dogs" of Wall Street Portfolio - Class 1               274,960             -           274,960
SunAmerica Emerging Markets Portfolio - Class 1                    751,577             -           751,577
SunAmerica Equity Opportunities Portfolio - Class 1                338,374             -           338,374
SunAmerica Fundamental Growth Portfolio - Class 1                  708,328             -           708,328
SunAmerica Global Bond Portfolio - Class 1                         415,757             -           415,757
SunAmerica Global Equities Portfolio - Class 1                     371,446             -           371,446
SunAmerica Growth Opportunities Portfolio - Class 1                103,146             -           103,146

                            See accompanying notes.

                                   VA II - 2

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF ASSETS AND LIABILITIES - CONTINUED
DECEMBER 31, 2012

                                                                              Due from (to)
                                                               Investment    American General
                                                             securities - at  Life Insurance
Sub-accounts                                                   fair value        Company      NET ASSETS
--------------------------------------------------------------------------------------------------------
SunAmerica Growth-Income Portfolio - Class 1                   $1,844,702        $      -     $1,844,702
SunAmerica High-Yield Bond Portfolio - Class 1                    261,308               -        261,308
SunAmerica International Diversified Equities Portfolio -
  Class 1                                                         404,912               -        404,912
SunAmerica International Growth and Income Portfolio -
  Class 1                                                         588,159               -        588,159
SunAmerica Marsico Focused Growth Portfolio - Class 1             559,798               -        559,798
SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                         477,949               -        477,949
SunAmerica MFS Total Return Portfolio - Class 1                   736,777               -        736,777
SunAmerica Mid-Cap Growth Portfolio - Class 1                   1,995,636               -      1,995,636
SunAmerica Real Estate Portfolio - Class 1                        471,376               -        471,376
SunAmerica Technology Portfolio - Class 1                          89,716               -         89,716
SunAmerica Telecom Utility Portfolio - Class 1                    392,256               -        392,256
SunAmerica Total Return Bond Portfolio - Class 1                  298,511               -        298,511
UIF Mid Cap Growth Portfolio - Class I Shares                     200,435               -        200,435
VALIC Company I International Equities Fund                       792,006               -        792,006
VALIC Company I Small Cap Index Fund                              169,117               -        169,117
Van Eck VIP Emerging Markets Fund - Initial Class                 335,465               -        335,465
Van Eck VIP Global Hard Assets Fund - Initial Class               242,879               -        242,879
Vanguard VIF Total Bond Market Index Portfolio                          -               -              -

                            See accompanying notes.

                                   VA II - 3

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

                                      A           B          A+B=C         D             E             F             C+D+E+F

                                            Mortality and                                        Net change in
                                  Dividends  expense risk     NET     Net realized Capital gain    unrealized       INCREASE
                                    from         and       INVESTMENT gain (loss)  distributions  appreciation  (DECREASE) IN NET
                                   mutual   administrative   INCOME        on       from mutual  (depreciation) ASSETS RESULTING
Sub-accounts                        funds      charges       (LOSS)   investments      funds     of investments  FROM OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced
  Wealth Strategy Portfolio -
  Class A                          $ 4,632     $ (2,001)    $  2,631   $   1,600     $      -       $ 21,831        $ 26,062
AllianceBernstein Global
  Thematic Growth Portfolio -
  Class A                                -       (9,132)      (9,132)    (34,995)           -        173,542         129,415
AllianceBernstein Growth and
  Income Portfolio - Class A        22,233      (12,751)       9,482      54,333            -        155,063         218,878
AllianceBernstein Growth
  Portfolio - Class A                  836      (13,552)     (12,716)     54,082            -        148,560         189,926
AllianceBernstein Intermediate
  Bond Portfolio - Class A           2,039         (425)       1,614          73        1,385           (768)          2,304
AllianceBernstein Large Cap
  Growth Portfolio - Class A         2,541       (7,018)      (4,477)     13,385            -        109,138         118,046
AllianceBernstein Money
  Market Portfolio - Class A             8         (504)        (496)          -            -              -            (496)
AllianceBernstein Real Estate
  Investment Portfolio -Class A      7,257       (4,914)       2,343       3,612       77,988         34,578         118,521
AllianceBernstein Small Cap
  Growth Portfolio - Class A             -       (2,893)      (2,893)     28,261       10,854         14,107          50,329
American Century VP Capital
  Appreciation Fund - Class I            -       (2,061)      (2,061)      1,471       15,230         23,201          37,841
American Century VP
  Income & Growth Fund -
  Class I                            3,196       (1,171)       2,025       4,857            -         12,870          19,752
Anchor Series Trust Asset
  Allocation Portfolio - Class 1     9,804       (2,406)       7,398       1,729            -         24,327          33,454
Anchor Series Trust Capital
  Appreciation Portfolio -
  Class 1                                -      (19,758)     (19,758)     55,922      110,412        390,181         536,757
Anchor Series Trust
  Government and Quality
  Bond Portfolio - Class 1          10,773       (3,599)       7,174       3,338        6,400         (2,861)         14,051
Anchor Series Trust Growth
  Portfolio - Class 1                5,491       (7,163)      (1,672)    (21,370)           -        142,170         119,128
Anchor Series Trust Natural
  Resources Portfolio - Class 1      8,641       (5,976)       2,665    (111,320)      74,693         55,378          21,416
BlackRock Basic Value V.I.
  Fund - Class I                         -            -            -           -            -              -               -
Dreyfus Stock Index Fund, Inc.
  - Initial Shares                  74,051      (31,132)      42,919      52,147      175,513        206,838         477,417
Fidelity VIP Asset Manager
  Portfolio - Initial Class         15,497       (8,646)       6,851       6,270        7,420         91,119         111,660
Fidelity VIP Contrafund
  Portfolio - Initial Class         28,610      (15,267)      13,343      43,016            -        250,390         306,749
Fidelity VIP Growth Portfolio -
  Initial Class                     17,692      (26,005)      (8,313)     63,012            -        328,038         382,737
Fidelity VIP High Income
  Portfolio - Initial Class         32,048       (4,118)      27,930      (4,151)           -         36,739          60,518
Fidelity VIP Index 500 Portfolio
  - Initial Class                        -            -            -           -            -              -               -
Fidelity VIP Investment Grade
  Bond Portfolio - Initial Class    18,895       (6,281)      12,614      (2,922)      21,078          4,045          34,815
Fidelity VIP Money Market
  Portfolio - Initial Class          2,760      (16,686)     (13,926)          -            -              -         (13,926)
Fidelity VIP Overseas Portfolio
  - Initial Class                    5,435       (2,450)       2,985      (1,855)         935         47,831          49,896
Franklin Templeton Templeton
  Foreign Securities Fund -
  Class 2                                -            -            -           -            -              -               -
Invesco V.I. Capital
  Appreciation Fund - Series I           -       (1,249)      (1,249)     45,690            -         18,316          62,757
Invesco V.I. International
  Growth Fund - Series I            11,542       (6,544)       4,998       6,870            -         92,108         103,976
Invesco Van Kampen V.I.
  Capital Growth Fund -
  Series I                               -       (2,495)      (2,495)     (1,556)           -        (10,135)        (14,186)
JPMorgan Insurance Trust
  Core Bond Portfolio - Class 1      5,086         (842)       4,244         127            -            670           5,041
JPMorgan Insurance Trust
  U.S. Equity Portfolio -
  Class 1                            1,866         (942)         924       1,893            -         16,410          19,227
Neuberger Berman AMT Large
  Cap Value Portfolio - Class I        549       (1,008)        (459)      1,428            -         18,763          19,732
Neuberger Berman AMT Short
  Duration Bond Portfolio -
  Class I                            3,048         (800)       2,248      (1,007)           -          2,846           4,087
Oppenheimer Global Securities
  Fund/VA - Non-Service
  Shares                             9,280       (3,335)       5,945       5,075            -         74,809          85,829
Oppenheimer Main Street
  Fund/VA - Non-Service
  Shares                             3,673       (2,971)         702      16,039            -         44,712          61,453
PIMCO VIT Real Return
  Portfolio - Administrative
  Class                              1,564         (147)       1,417         220        7,682          2,818          12,137
PIMCO VIT Total Return
  Portfolio - Administrative
  Class                                  -            -            -           -            -              -               -
SunAmerica Aggressive
  Growth Portfolio - Class 1             -      (11,763)     (11,763)     44,639            -        185,454         218,330
SunAmerica Alliance Growth
  Portfolio - Class 1               13,076      (20,461)      (7,385)     99,104            -        320,091         411,810
SunAmerica Balanced Portfolio
  - Class 1                         12,477       (6,730)       5,747       8,146            -         88,358         102,251
SunAmerica Blue Chip Growth
  Portfolio - Class 1                    -         (352)        (352)      1,357            -          3,677           4,682
SunAmerica Capital Growth
  Portfolio - Class 1                  143         (250)        (107)        241            -          3,792           3,926
SunAmerica Cash
  Management Portfolio -
  Class 1                                -      (10,856)     (10,856)     (2,756)           -           (705)        (14,317)
SunAmerica Corporate Bond
  Portfolio - Class 1               21,645       (3,076)      18,569       1,858        4,007         16,530          40,964
SunAmerica Davis Venture
  Value Portfolio - Class 1         11,923      (11,542)         381      20,797       86,414         66,707         174,299
SunAmerica "Dogs" of Wall
  Street Portfolio - Class 1         5,585       (1,981)       3,604       4,512            -         23,507          31,623
SunAmerica Emerging Markets
  Portfolio - Class 1                4,420       (5,986)      (1,566)    (44,037)           -        180,218         134,615
SunAmerica Equity
  Opportunities Portfolio -
  Class 1                            3,477       (2,669)         808      10,529            -         40,150          51,487
SunAmerica Fundamental
  Growth Portfolio - Class 1             -       (5,474)      (5,474)     16,592            -         91,230         102,348
SunAmerica Global Bond
  Portfolio - Class 1               33,888       (3,245)      30,643       5,893        2,678        (25,812)         13,402

                            See accompanying notes.

                                   VA II - 4

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF OPERATIONS - CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2012

                                   A           B          A+B=C         D             E             F             C+D+E+F

                                         Mortality and                                        Net change in
                               Dividends  expense risk     NET     Net realized Capital gain    unrealized       INCREASE
                                 from         and       INVESTMENT gain (loss)  distributions  appreciation  (DECREASE) IN NET
                                mutual   administrative   INCOME        on       from mutual  (depreciation) ASSETS RESULTING
Sub-accounts                     funds      charges       (LOSS)   investments      funds     of investments  FROM OPERATIONS
------------                   --------- -------------- ---------- ------------ ------------- -------------- -----------------
SunAmerica Global Equities
  Portfolio - Class 1           $ 2,672     $ (2,728)    $    (56)   $   470       $     -       $ 57,354        $ 57,768
SunAmerica Growth
  Opportunities Portfolio -
  Class 1                             -         (817)        (817)     2,635         3,257         11,448          16,523
SunAmerica Growth-Income
  Portfolio - Class 1            32,714      (14,125)      18,589     56,819        16,284        135,514         227,206
SunAmerica High-Yield Bond
  Portfolio - Class 1            14,952       (1,830)      13,122      1,527             -         21,768          36,417
SunAmerica International
  Diversified Equities
  Portfolio - Class 1             3,853       (2,968)         885     (5,769)            -         64,933          60,049
SunAmerica International
  Growth and Income Portfolio
  - Class 1                      13,451       (4,313)       9,138     (2,951)            -        100,348         106,535
SunAmerica Marsico Focused
  Growth Portfolio - Class 1      1,819       (4,587)      (2,768)    12,426        18,752         31,214          59,624
SunAmerica MFS Massachusetts
  Investors Trust Portfolio -
  Class 1                         3,471       (3,462)           9      7,558             -         69,094          76,661
SunAmerica MFS Total Return
  Portfolio - Class 1            20,412       (5,545)      14,867     10,828             -         48,175          73,870
SunAmerica Mid-Cap Growth
  Portfolio - Class 1                 -      (15,511)     (15,511)    45,351             -        265,496         295,336
SunAmerica Real Estate
  Portfolio - Class 1             5,149       (3,636)       1,513     27,030             -         44,862          73,405
SunAmerica Technology
  Portfolio - Class 1                 -         (698)        (698)       994             -          5,292           5,588
SunAmerica Telecom Utility
  Portfolio - Class 1            13,463       (2,900)      10,563      6,500             -         28,609          45,672
SunAmerica Total Return Bond
  Portfolio - Class 1             8,323       (2,096)       6,227      2,220         1,710          7,522          17,679
UIF Mid Cap Growth Portfolio
  - Class I Shares                    -         (200)        (200)      (107)       23,264         (6,874)         16,083
VALIC Company I International
  Equities Fund                  20,792         (732)      20,060     (1,063)            -         96,439         115,436
VALIC Company I Small Cap
  Index Fund                      2,122         (161)       1,961        294             -         21,257          23,512
Van Eck VIP Emerging Markets
  Fund - Initial Class                -       (2,798)      (2,798)    (4,815)            -         85,080          77,467
Van Eck VIP Global Hard
  Assets Fund - Initial Class     1,531       (2,270)        (739)    (5,317)       21,482         (9,834)          5,592
Vanguard VIF Total Bond
  Market Index Portfolio              -            -            -          -             -              -               -

                            See accompanying notes.

                                   VA II - 5

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS
DECEMBER 31, 2012

                                                                        Net Asset
                                                                        Value Per Value of Shares Cost of Shares
Sub-accounts                                                   Shares     Share    at Fair Value       Held      Level /(1)/
----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein Balanced Wealth Strategy Portfolio -
  Class A                                                        18,519  $12.12     $  224,445      $  206,498       1
AllianceBernstein Global Thematic Growth Portfolio - Class A     59,336   16.88      1,001,592       1,081,632       1
AllianceBernstein Growth and Income Portfolio - Class A          66,344   20.88      1,385,253       1,109,566       1
AllianceBernstein Growth Portfolio - Class A                     60,371   23.22      1,401,808       1,172,496       1
AllianceBernstein Intermediate Bond Portfolio - Class A           3,731   12.30         45,892          46,332       1
AllianceBernstein Large Cap Growth Portfolio - Class A           27,459   31.17        855,895         736,043       1
AllianceBernstein Money Market Portfolio - Class A                                                                   1
AllianceBernstein Real Estate Investment Portfolio - Class A     57,052   12.25        698,884         672,240       1
AllianceBernstein Small Cap Growth Portfolio - Class A           15,696   18.96        297,604         251,889       1
American Century VP Capital Appreciation Fund - Class I          18,868   14.54        274,338         260,178       1
American Century VP Income & Growth Fund - Class I               21,354    6.90        147,344         124,374       1
Anchor Series Trust Asset Allocation Portfolio - Class 1         23,062   14.15        326,252         298,205       1
Anchor Series Trust Capital Appreciation Portfolio - Class 1     65,117   40.58      2,642,155       2,314,036       1
Anchor Series Trust Government and Quality Bond Portfolio -
  Class 1                                                        30,870   15.58        480,814         473,118       1
Anchor Series Trust Growth Portfolio - Class 1                   44,747   21.88        979,015         881,982       1
Anchor Series Trust Natural Resources Portfolio - Class 1        34,583   22.61        781,918       1,086,762       1
Dreyfus Stock Index Fund, Inc. - Initial Shares                 115,372   31.86      3,675,742       3,331,171       1
Fidelity VIP Asset Manager Portfolio - Initial Class             66,862   15.17      1,014,293         970,788       1
Fidelity VIP Contrafund Portfolio - Initial Class                81,083   26.44      2,143,824       1,864,906       1
Fidelity VIP Growth Portfolio - Initial Class                    69,318   42.05      2,914,841       2,466,880       1
Fidelity VIP High Income Portfolio - Initial Class               98,185    5.81        570,454         571,120       1
Fidelity VIP Investment Grade Bond Portfolio - Initial Class     62,432   13.06        815,368         836,978       1
Fidelity VIP Money Market Portfolio - Initial Class           2,316,155    1.00      2,316,155       2,316,155       1
Fidelity VIP Overseas Portfolio - Initial Class                  17,958   16.09        288,940         285,332       1
Invesco V.I. Capital Appreciation Fund - Series I                                                                    1
Invesco V.I. International Growth Fund - Series I                26,839   30.03        805,983         736,123       1
Invesco Van Kampen V.I. Capital Growth Fund - Series I           12,114   36.28        439,489         449,624       1
JPMorgan Insurance Trust Core Bond Portfolio - Class 1            8,688   11.78        102,342         100,262       1
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1          7,343   17.64        129,536         110,056       1
Neuberger Berman AMT Large Cap Value Portfolio - Class I         11,138   11.60        129,196         118,171       1
Neuberger Berman AMT Short Duration Bond Portfolio -
  Class I                                                        10,393   10.95        113,807         115,843       1
Oppenheimer Global Securities Fund/VA - Non-Service
  Shares                                                         14,190   32.55        461,879         409,034       1
Oppenheimer Main Street Fund/VA - Non-Service Shares             16,172   23.97        387,649         326,817       1
PIMCO VIT Real Return Portfolio - Administrative Class           10,577   14.25        150,716         143,826       1
SunAmerica Aggressive Growth Portfolio - Class 1                132,250   11.28      1,491,228       1,241,040       1
SunAmerica Alliance Growth Portfolio - Class 1                   98,876   25.85      2,555,696       2,178,811       1
SunAmerica Balanced Portfolio - Class 1                          56,886   16.10        915,982         797,426       1
SunAmerica Blue Chip Growth Portfolio - Class 1                   4,803    7.71         37,013          33,995       1
SunAmerica Capital Growth Portfolio - Class 1                     3,524    9.64         33,954          29,259       1
SunAmerica Cash Management Portfolio - Class 1                  128,898   10.62      1,368,385       1,372,939       1
SunAmerica Corporate Bond Portfolio - Class 1                    29,780   13.90        413,960         403,274       1
SunAmerica Davis Venture Value Portfolio - Class 1               65,329   23.06      1,506,782       1,443,574       1
SunAmerica "Dogs" of Wall Street Portfolio - Class 1             28,962    9.49        274,960         223,569       1
SunAmerica Emerging Markets Portfolio - Class 1                  92,218    8.15        751,577         798,759       1
SunAmerica Equity Opportunities Portfolio - Class 1              25,372   13.34        338,374         284,464       1
SunAmerica Fundamental Growth Portfolio - Class 1                39,153   18.09        708,328         629,064       1
SunAmerica Global Bond Portfolio - Class 1                       35,343   11.76        415,757         433,448       1
SunAmerica Global Equities Portfolio - Class 1                   25,631   14.49        371,446         341,734       1
SunAmerica Growth Opportunities Portfolio - Class 1              13,025    7.92        103,146          89,742       1
SunAmerica Growth-Income Portfolio - Class 1                     78,702   23.44      1,844,702       1,494,798       1
SunAmerica High-Yield Bond Portfolio - Class 1                   44,422    5.88        261,308         246,804       1
SunAmerica International Diversified Equities Portfolio -
  Class 1                                                        46,019    8.80        404,912         393,636       1
SunAmerica International Growth and Income Portfolio -
  Class 1                                                        65,239    9.02        588,159         551,654       1
SunAmerica Marsico Focused Growth Portfolio - Class 1            57,790    9.69        559,798         514,790       1
SunAmerica MFS Massachusetts Investors Trust Portfolio -
  Class 1                                                        29,656   16.12        477,949         398,670       1

                            See accompanying notes.

                                   VA II - 6

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

SCHEDULES OF PORTFOLIO INVESTMENTS - CONTINUED
DECEMBER 31, 2012

                                                             Net Asset
                                                             Value Per Value of Shares Cost of Shares
Sub-accounts                                         Shares    Share    at Fair Value       Held      Level /(1)/
-----------------------------------------------------------------------------------------------------------------
SunAmerica MFS Total Return Portfolio - Class 1       46,993  $15.68     $  736,777      $  676,403       1
SunAmerica Mid-Cap Growth Portfolio - Class 1        161,327   12.37      1,995,636       1,740,888       1
SunAmerica Real Estate Portfolio - Class 1            32,285   14.60        471,376         386,451       1
SunAmerica Technology Portfolio - Class 1             30,790    2.91         89,716          86,774       1
SunAmerica Telecom Utility Portfolio - Class 1        32,321   12.14        392,256         338,287       1
SunAmerica Total Return Bond Portfolio - Class 1      32,067    9.31        298,511         290,901       1
UIF Mid Cap Growth Portfolio - Class I Shares         18,611   10.77        200,435         213,977       1
VALIC Company I International Equities Fund          128,572    6.16        792,006         791,057       1
VALIC Company I Small Cap Index Fund                  10,855   15.58        169,117         146,859       1
Van Eck VIP Emerging Markets Fund - Initial Class     24,849   13.50        335,465         333,594       1
Van Eck VIP Global Hard Assets Fund - Initial Class    8,338   29.13        242,879         285,474       1

/(1)/Represents the level within the fair value hierarchy under which the portfolio is classified as defined in ASC 820 and described in Note 3 to the financial statements.

                            See accompanying notes.

                                   VA II - 7

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Sub-accounts
                                                   ----------------------------------------------------------------------------
                                                    AllianceBernstein   AllianceBernstein  AllianceBernstein  AllianceBernstein
                                                     Balanced Wealth     Global Thematic       Growth and     Growth Portfolio -
                                                   Strategy Portfolio - Growth Portfolio - Income Portfolio -      Class A
                                                         Class A             Class A            Class A
FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
   Net investment income (loss)                    $  2,631             $   (9,132)        $    9,482             $  (12,716)
   Net realized gain (loss) on investments            1,600                (34,995)            54,333                 54,082
   Capital gain distributions from mutual funds           -                      -                  -                      -
   Net change in unrealized appreciation
     (depreciation) of investments                   21,831                173,542            155,063                148,560
                                                   --------             ----------         ----------             ----------
Increase (decrease) in net assets resulting from
  operations                                         26,062                129,415            218,878                189,926
                                                   --------             ----------         ----------             ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option              23,727                 49,692            109,867                103,320
   Cost of insurance                                (32,012)              (105,860)          (144,356)              (154,639)
   Policy loans                                        (467)                (7,591)           (10,978)                (5,915)
   Death benefits                                         -                 (1,346)            (7,483)                (7,583)
   Withdrawals                                       (7,669)              (135,251)          (154,246)              (236,635)
                                                   --------             ----------         ----------             ----------
Increase (decrease) in net assets resulting from
  principal transactions                            (16,421)              (200,356)          (207,196)              (301,452)
                                                   --------             ----------         ----------             ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               9,641                (70,941)            11,682               (111,526)
NET ASSETS:
   Beginning of year                                214,804              1,072,533          1,373,571              1,513,334
                                                   --------             ----------         ----------             ----------
   End of year                                     $224,445             $1,001,592         $1,385,253             $1,401,808
                                                   ========             ==========         ==========             ==========

FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                    $  3,393             $   (3,758)        $    8,421             $  (14,333)
   Net realized gain (loss) on investments              510                 (1,971)            24,015                 12,824
   Capital gain distributions from mutual funds           -                      -                  -                      -
   Net change in unrealized appreciation
     (depreciation) of investments                  (11,690)              (333,170)            42,063                  9,756
                                                   --------             ----------         ----------             ----------
Increase (decrease) in net assets resulting from
  operations                                         (7,787)              (338,899)            74,499                  8,247
                                                   --------             ----------         ----------             ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option              31,448                115,742            113,190                127,125
   Cost of insurance                                (29,286)              (119,845)          (145,665)              (158,119)
   Policy loans                                      (3,269)                (7,669)             8,009                (17,293)
   Death benefits                                         -                      -                  -                      -
   Withdrawals                                         (716)               (87,896)          (308,373)               (79,628)
                                                   --------             ----------         ----------             ----------
Increase (decrease) in net assets resulting from
  principal transactions                             (1,823)               (99,668)          (332,839)              (127,915)
                                                   --------             ----------         ----------             ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (9,610)              (438,567)          (258,340)              (119,668)
NET ASSETS:
   Beginning of year                                224,414              1,511,100          1,631,911              1,633,002
                                                   --------             ----------         ----------             ----------
   End of year                                     $214,804             $1,072,533         $1,373,571             $1,513,334
                                                   ========             ==========         ==========             ==========

                            See accompanying notes.

                                   VA II - 8

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                          AllianceBernstein   AllianceBernstein   AllianceBernstein   AllianceBernstein
                                          Intermediate Bond   Large Cap Growth      Money Market         Real Estate
                                         Portfolio - Class A Portfolio - Class A Portfolio - Class A     Investment
                                                                                                     Portfolio - Class A
FOR THE YEAR ENDED DECEMBER 31, 2012
OPERATIONS:
   Net investment income (loss)                $ 1,614            $ (4,477)           $    (496)          $  2,343
   Net realized gain (loss) on
     investments                                    73              13,385                    -              3,612
   Capital gain distributions from
     mutual funds                                1,385                   -                    -             77,988
   Net change in unrealized
     appreciation (depreciation) of
     investments                                  (768)            109,138                    -             34,578
                                               -------            --------            ---------           --------
Increase (decrease) in net assets
  resulting from operations                      2,304             118,046                 (496)           118,521
                                               -------            --------            ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      3,376              59,906             (168,053)            25,553
   Cost of insurance                            (6,053)            (72,007)              (7,241)           (30,938)
   Policy loans                                   (878)             16,675                    -              5,321
   Death benefits                                    -              (3,197)                   -             (1,501)
   Withdrawals                                  (3,379)            (17,861)                   -             (8,489)
                                               -------            --------            ---------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (6,934)            (16,484)            (175,294)           (10,054)
                                               -------            --------            ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (4,630)            101,562             (175,790)           108,467
NET ASSETS:
   Beginning of year                            50,522             754,333              175,790            590,417
                                               -------            --------            ---------           --------
   End of year                                 $45,892            $855,895            $       -           $698,884
                                               =======            ========            =========           ========

FOR THE YEAR ENDED DECEMBER 31, 2011
OPERATIONS:
   Net investment income (loss)                $ 2,044            $ (4,098)           $  (1,426)          $  4,369
   Net realized gain (loss) on
     investments                                   (72)              5,410                    -                505
   Capital gain distributions from
     mutual funds                                  191                   -                    -             66,063
   Net change in unrealized
     appreciation (depreciation) of
     investments                                   707             (33,723)                   -            (23,856)
                                               -------            --------            ---------           --------
Increase (decrease) in net assets
  resulting from operations                      2,870             (32,411)              (1,426)            47,081
                                               -------            --------            ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      2,870              88,950              194,561             19,355
   Cost of insurance                            (5,951)            (69,043)             (20,617)           (27,110)
   Policy loans                                     23                 384             (148,517)            (5,880)
   Death benefits                                    -                   -                    -                  -
   Withdrawals                                  (1,672)            (55,294)                   -            (24,345)
                                               -------            --------            ---------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (4,730)            (35,003)              25,427            (37,980)
                                               -------            --------            ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (1,860)            (67,414)              24,001              9,101
NET ASSETS:
   Beginning of year                            52,382             821,747              151,789            581,316
                                               -------            --------            ---------           --------
End of year                                    $50,522            $754,333            $ 175,790           $590,417
                                               =======            ========            =========           ========

                            See accompanying notes.

                                   VA II - 9

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Sub-accounts
                                                    ---------------------------------------------------------------------------
                                                                         American Century   American Century    Anchor Series
                                                     AllianceBernstein      VP Capital        VP Income &        Trust Asset
                                                     Small Cap Growth   Appreciation Fund -  Growth Fund -       Allocation
                                                    Portfolio - Class A       Class I           Class I      Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                          $  (2,893)          $ (2,061)          $  2,025          $  7,398
   Net realized gain (loss) on investments                  28,261              1,471              4,857             1,729
   Capital gain distributions from mutual funds             10,854             15,230                  -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                          14,107             23,201             12,870            24,327
                                                         ---------           --------           --------          --------
Increase (decrease) in net assets resulting from
  operations                                                50,329             37,841             19,752            33,454
                                                         ---------           --------           --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-
     accounts or fixed rate option                          13,623             12,431             13,119            12,653
   Cost of insurance                                       (16,177)           (14,753)           (12,375)          (20,551)
   Policy loans                                             (2,732)            (3,809)            (2,487)           (1,976)
   Death benefits                                                -             (1,459)                 -                 -
   Withdrawals                                            (126,255)            (4,638)           (21,022)                -
                                                         ---------           --------           --------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (131,541)           (12,228)           (22,765)           (9,874)
                                                         ---------           --------           --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (81,212)            25,613             (3,013)           23,580

NET ASSETS:
   Beginning of year                                       378,816            248,725            150,357           302,672
                                                         ---------           --------           --------          --------
   End of year                                           $ 297,604           $274,338           $147,344          $326,252
                                                         =========           ========           ========          ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                          $  (3,536)          $ (2,072)          $  1,252          $  6,097
   Net realized gain (loss) on investments                   4,068                825              3,140             1,483
   Capital gain distributions from mutual funds                  -                  -                  -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                           9,895            (18,926)               375            (6,786)
                                                         ---------           --------           --------          --------
Increase (decrease) in net assets resulting from
  operations                                                10,427            (20,173)             4,767               794
                                                         ---------           --------           --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-
     accounts or fixed rate option                          65,631             20,820             13,706            11,694
   Cost of insurance                                       (18,029)           (13,835)           (11,268)          (21,151)
   Policy loans                                              2,651                (82)              (103)            1,009
   Death benefits                                                -                  -             (1,655)                -
   Withdrawals                                             (28,547)           (18,548)           (24,398)           (4,681)
                                                         ---------           --------           --------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                    21,706            (11,645)           (23,718)          (13,129)
                                                         ---------           --------           --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     32,133            (31,818)           (18,951)          (12,335)

NET ASSETS:
   Beginning of year                                       346,683            280,543            169,308           315,007
                                                         ---------           --------           --------          --------
   End of year                                           $ 378,816           $248,725           $150,357          $302,672
                                                         =========           ========           ========          ========

                            See accompanying notes.

                                  VA II - 10

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                          Sub-accounts
                                         ------------------------------------------------------------------------------
                                            Anchor Series       Anchor Series                           Anchor Series
                                            Trust Capital     Trust Government      Anchor Series       Trust Natural
                                            Appreciation      and Quality Bond      Trust Growth          Resources
                                         Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)              $  (19,758)          $   7,174          $   (1,672)         $    2,665
   Net realized gain (loss) on
     investments                                 55,922               3,338             (21,370)           (111,320)
   Capital gain distributions from
     mutual funds                               110,412               6,400                   -              74,693
   Net change in unrealized
     appreciation (depreciation) of
     investments                                390,181              (2,861)            142,170              55,378
                                             ----------           ---------          ----------          ----------
Increase (decrease) in net assets
  resulting from operations                     536,757              14,051             119,128              21,416
                                             ----------           ---------          ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                     153,615              75,449              98,812              48,633
   Cost of insurance                           (191,841)            (71,882)            (92,291)            (66,439)
   Policy loans                                   7,094             (40,238)               (984)              9,529
   Death benefits                                     -                   -                (473)             (2,659)
   Withdrawals                                 (294,580)            (20,607)            (75,422)            (54,704)
                                             ----------           ---------          ----------          ----------
Increase (decrease) in net assets
  resulting from principal transactions        (325,712)            (57,278)            (70,358)            (65,640)
                                             ----------           ---------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS         211,045             (43,227)             48,770             (44,224)

NET ASSETS:
   Beginning of year                          2,431,110             524,041             930,245             826,142
                                             ----------           ---------          ----------          ----------
   End of year                               $2,642,155           $ 480,814          $  979,015          $  781,918
                                             ==========           =========          ==========          ==========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)              $  (21,698)          $  10,545          $     (299)         $     (850)
   Net realized gain (loss) on
     investments                                 40,805              (9,778)            (25,296)            (13,658)
   Capital gain distributions from
     mutual funds                                     -               2,059                   -             248,273
   Net change in unrealized
     appreciation (depreciation) of
     investments                               (220,105)             30,835             (51,552)           (459,010)
                                             ----------           ---------          ----------          ----------
Increase (decrease) in net assets
  resulting from operations                    (200,998)             33,661             (77,147)           (225,245)
                                             ----------           ---------          ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub-accounts or fixed rate
     option                                      25,154                (503)             44,133              68,666
   Cost of insurance                           (199,735)            (74,783)            (94,819)            (74,307)
   Policy loans                                 (38,910)                778              (9,806)             (1,348)
   Death benefits                                  (924)                  -                   -                (556)
   Withdrawals                                 (132,100)           (110,772)            (42,761)            (44,177)
                                             ----------           ---------          ----------          ----------
Increase (decrease) in net assets
  resulting from principal transactions        (346,515)           (185,280)           (103,253)            (51,722)
                                             ----------           ---------          ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (547,513)           (151,619)           (180,400)           (276,967)

NET ASSETS:
   Beginning of year                          2,978,623             675,660           1,110,645           1,103,109
                                             ----------           ---------          ----------          ----------
   End of year                               $2,431,110           $ 524,041          $  930,245          $  826,142
                                             ==========           =========          ==========          ==========

                            See accompanying notes.

                                  VA II - 11

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                   Sub-accounts
                                                   ---------------------------------------------------------------------------
                                                                                                               Fidelity VIP
                                                    BlackRock Basic    Dreyfus Stock    Fidelity VIP Asset      Contrafund
                                                   Value V.I. Fund - Index Fund, Inc. - Manager Portfolio - Portfolio - Initial
                                                        Class I        Initial Shares      Initial Class           Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $       -         $   42,919         $    6,851          $   13,343
   Net realized gain (loss) on investments                     -             52,147              6,270              43,016
   Capital gain distributions from mutual funds                -            175,513              7,420                   -
   Net change in unrealized appreciation
     (depreciation) of investments                             -            206,838             91,119             250,390
                                                       ---------         ----------         ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                                   -            477,417            111,660             306,749
                                                       ---------         ----------         ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                        -            264,976            119,102             125,024
   Cost of insurance                                           -           (318,799)           (92,653)           (168,016)
   Policy loans                                                -            191,971            (16,778)                493
   Death benefits                                              -             (3,774)            (3,318)             (2,792)
   Withdrawals                                                 -           (240,456)           (92,561)           (143,203)
                                                       ---------         ----------         ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                       -           (106,082)           (86,208)           (188,494)
                                                       ---------         ----------         ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                        -            371,335             25,452             118,255

NET ASSETS:
   Beginning of year                                           -          3,304,407            988,841           2,025,569
                                                       ---------         ----------         ----------          ----------
   End of year                                         $       -         $3,675,742         $1,014,293          $2,143,824
                                                       =========         ==========         ==========          ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $      33         $   33,304         $   11,751          $    5,638
   Net realized gain (loss) on investments                (5,940)            24,599                 80              16,467
   Capital gain distributions from mutual funds                -             22,788              5,025                   -
   Net change in unrealized appreciation
     (depreciation) of investments                       (10,857)           (43,307)           (52,367)           (110,113)
                                                       ---------         ----------         ----------          ----------
Increase (decrease) in net assets resulting from
  operations                                             (16,764)            37,384            (35,511)            (88,008)
                                                       ---------         ----------         ----------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                       (2)           328,842             91,754             134,486
   Cost of insurance                                      (2,726)          (310,393)           (96,515)           (165,034)
   Policy loans                                                -            (74,530)            (3,211)            (19,537)
   Death benefits                                              -             (1,746)                 -              (1,923)
   Withdrawals                                          (173,774)          (147,201)           (28,501)           (439,706)
                                                       ---------         ----------         ----------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (176,502)          (205,028)           (36,473)           (491,714)
                                                       ---------         ----------         ----------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (193,266)          (167,644)           (71,984)           (579,722)

NET ASSETS:
   Beginning of year                                     193,266          3,472,051          1,060,825           2,605,291
                                                       ---------         ----------         ----------          ----------
   End of year                                         $       -         $3,304,407         $  988,841          $2,025,569
                                                       =========         ==========         ==========          ==========

                            See accompanying notes.

                                  VA II - 12

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                  Sub-accounts
                                                    ------------------------------------------------------------------------
                                                                                                               Fidelity VIP
                                                       Fidelity VIP    Fidelity VIP High  Fidelity VIP Index Investment Grade
                                                    Growth Portfolio - Income Portfolio -  500 Portfolio -   Bond Portfolio -
                                                      Initial Class      Initial Class      Initial Class     Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $   (8,313)         $ 27,930          $       -          $ 12,614
   Net realized gain (loss) on investments                  63,012            (4,151)                 -            (2,922)
   Capital gain distributions from mutual funds                  -                 -                  -            21,078
   Net change in unrealized appreciation
     (depreciation) of investments                         328,038            36,739                  -             4,045
                                                        ----------          --------          ---------          --------
Increase (decrease) in net assets resulting from
  operations                                               382,737            60,518                  -            34,815
                                                        ----------          --------          ---------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-
     accounts or fixed rate option                         172,281           156,992                  -           164,252
   Cost of insurance                                      (241,014)          (50,156)                 -           (70,671)
   Policy loans                                             (1,185)           22,431                  -            30,850
   Death benefits                                                -            (1,084)                 -              (347)
   Withdrawals                                            (211,298)          (74,370)                 -           (74,453)
                                                        ----------          --------          ---------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (281,216)           53,813                  -            49,631
                                                        ----------          --------          ---------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    101,521           114,331                  -            84,446

NET ASSETS:
   Beginning of year                                     2,813,320           456,123                  -           730,922
                                                        ----------          --------          ---------          --------
   End of year                                          $2,914,841          $570,454          $       -          $815,368
                                                        ==========          ========          =========          ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $  (14,868)         $ 27,633          $    (208)         $ 17,462
   Net realized gain (loss) on investments                  14,861            (2,688)            (5,340)           (6,006)
   Capital gain distributions from mutual funds             10,119                 -              3,550            19,340
   Net change in unrealized appreciation
     (depreciation) of investments                         (28,589)           (8,993)            (6,102)           13,876
                                                        ----------          --------          ---------          --------
Increase (decrease) in net assets resulting from
  operations                                               (18,477)           15,952             (8,100)           44,672
                                                        ----------          --------          ---------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-
     accounts or fixed rate option                         243,006            60,646                (14)           72,059
   Cost of insurance                                      (239,568)          (45,287)            (2,044)          (69,220)
   Policy loans                                             (4,282)          (17,178)                 -           (10,080)
   Death benefits                                           (1,831)                -                  -                 -
   Withdrawals                                             (70,279)          (30,208)          (145,703)          (59,207)
                                                        ----------          --------          ---------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                   (72,954)          (32,027)          (147,761)          (66,448)
                                                        ----------          --------          ---------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    (91,431)          (16,075)          (155,861)          (21,776)

NET ASSETS:
   Beginning of year                                     2,904,751           472,198            155,861           752,698
                                                        ----------          --------          ---------          --------
   End of year                                          $2,813,320          $456,123          $       -          $730,922
                                                        ==========          ========          =========          ========

                            See accompanying notes.

                                  VA II - 13

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                              Sub-accounts
                                                                         ------------------------------------------------------
                                                                                                                   Franklin
                                                                                                                   Templeton
                                                                         Fidelity VIP Money    Fidelity VIP    Templeton Foreign
                                                                         Market Portfolio - Overseas Portfolio Securities Fund -
                                                                           Initial Class     - Initial Class        Class 2
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                                              $  (13,926)        $   2,985          $       -
   Net realized gain (loss) on investments                                            -            (1,855)                 -
   Capital gain distributions from mutual funds                                       -               935                  -
   Net change in unrealized appreciation (depreciation) of
     investments                                                                      -            47,831                  -
                                                                             ----------         ---------          ---------
Increase (decrease) in net assets resulting from operations                     (13,926)           49,896                  -
                                                                             ----------         ---------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or fixed
     rate option                                                                766,594            23,636                  -
   Cost of insurance                                                           (201,051)          (21,447)                 -
   Policy loans                                                                 (57,197)            2,386                  -
   Death benefits                                                                     -                 -                  -
   Withdrawals                                                                 (206,091)          (22,443)                 -
                                                                             ----------         ---------          ---------
Increase (decrease) in net assets resulting from principal transactions         302,255           (17,868)                 -
                                                                             ----------         ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                         288,329            32,028                  -

NET ASSETS:
   Beginning of year                                                          2,027,826           256,912                  -
                                                                             ----------         ---------          ---------
   End of year                                                               $2,316,155         $ 288,940          $       -
                                                                             ==========         =========          =========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                                              $  (14,709)        $   1,320          $   3,149
   Net realized gain (loss) on investments                                            -               460             (5,193)
   Capital gain distributions from mutual funds                                       -               639                  -
   Net change in unrealized appreciation (depreciation) of
     investments                                                                      -           (60,524)           (13,684)
                                                                             ----------         ---------          ---------
Increase (decrease) in net assets resulting from operations                     (14,709)          (58,105)           (15,728)
                                                                             ----------         ---------          ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other Sub-accounts or fixed
     rate option                                                                 99,303            21,572                 (3)
   Cost of insurance                                                           (193,098)          (25,376)            (2,898)
   Policy loans                                                                      31            (1,005)                 -
   Death benefits                                                                     -                 -                  -
   Withdrawals                                                                 (204,937)          (39,412)          (185,063)
                                                                             ----------         ---------          ---------
Increase (decrease) in net assets resulting from principal transactions        (298,701)          (44,221)          (187,964)
                                                                             ----------         ---------          ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        (313,410)         (102,326)          (203,692)

NET ASSETS:
   Beginning of year                                                          2,341,236           359,238            203,692
                                                                             ----------         ---------          ---------
   End of year                                                               $2,027,826         $ 256,912          $       -
                                                                             ==========         =========          =========

                            See accompanying notes.

                                  VA II - 14

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                Sub-accounts
                                                   ---------------------------------------------------------------------
                                                                        Invesco V.I.    Invesco Van        JPMorgan
                                                   Invesco V.I. Capital International   Kampen V.I.     Insurance Trust
                                                   Appreciation Fund -  Growth Fund - Capital Growth       Core Bond
                                                         Series I         Series I    Fund - Series I Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $  (1,249)        $   4,998      $ (2,495)         $  4,244
   Net realized gain (loss) on investments                 45,690             6,870        (1,556)              127
   Capital gain distributions from mutual funds                 -                 -             -                 -
   Net change in unrealized appreciation
     (depreciation) of investments                         18,316            92,108       (10,135)              670
                                                        ---------         ---------      --------          --------
Increase (decrease) in net assets resulting from
  operations                                               62,757           103,976       (14,186)            5,041
                                                        ---------         ---------      --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                  (450,710)           89,162       492,129            (3,190)
   Cost of insurance                                      (12,252)          (57,995)      (25,866)          (10,619)
   Policy loans                                              (227)            4,436        (2,949)               95
   Death benefits                                               -                 -          (684)                -
   Withdrawals                                            (17,481)          (53,008)       (8,955)           (1,044)
                                                        ---------         ---------      --------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (480,670)          (17,405)      453,675           (14,758)
                                                        ---------         ---------      --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (417,913)           86,571       439,489            (9,717)

NET ASSETS:
   Beginning of year                                      417,913           719,412             -           112,059
                                                        ---------         ---------      --------          --------
   End of year                                          $       -         $ 805,983      $439,489          $102,342
                                                        =========         =========      ========          ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $  (3,237)        $   6,405                        $  4,170
   Net realized gain (loss) on investments                  1,751             7,737                            (822)
   Capital gain distributions from mutual funds                 -                 -                               -
   Net change in unrealized appreciation
     (depreciation) of investments                        (38,598)          (76,237)                          2,495
                                                        ---------         ---------      --------          --------
Increase (decrease) in net assets resulting from
  operations                                              (40,084)          (62,095)                          5,843
                                                        ---------         ---------      --------          --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                    46,384            40,804                          35,283
   Cost of insurance                                      (38,092)          (62,250)                         (8,643)
   Policy loans                                            (3,001)            7,107                              40
   Death benefits                                               -                 -                          (1,490)
   Withdrawals                                            (20,746)         (120,720)                        (15,868)
                                                        ---------         ---------      --------          --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (15,455)         (135,059)                          9,322
                                                        ---------         ---------      --------          --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (55,539)         (197,154)                         15,165

NET ASSETS:
   Beginning of year                                      473,452           916,566                          96,894
                                                        ---------         ---------      --------          --------
   End of year                                          $ 417,913         $ 719,412                        $112,059
                                                        =========         =========      ========          ========

                            See accompanying notes.

                                  VA II - 15

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                  Sub-accounts
                                                   -------------------------------------------------------------------------
                                                                                              Neuberger
                                                        JPMorgan            Neuberger         Berman AMT       Oppenheimer
                                                     Insurance Trust       Berman AMT       Short Duration  Global Securities
                                                       U.S. Equity       Large Cap Value   Bond Portfolio -  Fund/VA - Non-
                                                   Portfolio - Class 1 Portfolio - Class I     Class I       Service Shares
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                         $    924            $   (459)          $  2,248         $  5,945
   Net realized gain (loss) on investments                 1,893               1,428             (1,007)           5,075
   Capital gain distributions from mutual funds                -                   -                  -                -
   Net change in unrealized appreciation
     (depreciation) of investments                        16,410              18,763              2,846           74,809
                                                        --------            --------           --------         --------
Increase (decrease) in net assets resulting from
  operations                                              19,227              19,732              4,087           85,829
                                                        --------            --------           --------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   10,466               5,499             19,792           29,437
   Cost of insurance                                      (8,534)            (14,738)           (12,580)         (44,309)
   Policy loans                                              (74)                 41                 (2)          13,441
   Death benefits                                              -              (1,378)                 -           (1,398)
   Withdrawals                                            (5,309)            (16,949)           (23,864)         (83,626)
                                                        --------            --------           --------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                  (3,451)            (27,525)           (16,654)         (86,455)
                                                        --------            --------           --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   15,776              (7,793)           (12,567)            (626)

NET ASSETS:
   Beginning of year                                     113,760             136,989            126,374          462,505
                                                        --------            --------           --------         --------
   End of year                                          $129,536            $129,196           $113,807         $461,879
                                                        ========            ========           ========         ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                         $    554            $ (1,139)          $  4,008         $  2,938
   Net realized gain (loss) on investments                   886               1,758                  4            2,887
   Capital gain distributions from mutual funds                -                   -                  -                -
   Net change in unrealized appreciation
     (depreciation) of investments                        (4,139)            (18,734)            (4,487)         (52,617)
                                                        --------            --------           --------         --------
Increase (decrease) in net assets resulting from
  operations                                              (2,699)            (18,115)              (475)         (46,792)
                                                        --------            --------           --------         --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   10,000              15,278              7,596           30,448
   Cost of insurance                                      (7,467)            (14,341)           (12,625)         (43,834)
   Policy loans                                           (2,819)               (479)            (2,341)          (7,304)
   Death benefits                                              -                   -                  -                -
   Withdrawals                                                 -              (5,439)           (13,767)         (24,661)
                                                        --------            --------           --------         --------
Increase (decrease) in net assets resulting from
  principal transactions                                    (286)             (4,981)           (21,137)         (45,351)
                                                        --------            --------           --------         --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (2,985)            (23,096)           (21,612)         (92,143)

NET ASSETS:
   Beginning of year                                     116,745             160,085            147,986          554,648
                                                        --------            --------           --------         --------
   End of year                                          $113,760            $136,989           $126,374         $462,505
                                                        ========            ========           ========         ========

                            See accompanying notes.

                                  VA II - 16

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                Sub-accounts
                                                   ----------------------------------------------------------------------
                                                    Oppenheimer     PIMCO VIT Real    PIMCO VIT Total       SunAmerica
                                                    Main Street   Return Portfolio - Return Portfolio -     Aggressive
                                                   Fund/VA - Non-   Administrative     Administrative   Growth Portfolio -
                                                   Service Shares       Class              Class             Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                       $    702       $     1,417         $       -          $  (11,763)
   Net realized gain (loss) on investments              16,039               220                 -              44,639
   Capital gain distributions from mutual funds              -             7,682                 -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                      44,712             2,818                 -             185,454
                                                      --------       -----------         ---------          ----------
Increase (decrease) in net assets resulting from
  operations                                            61,453            12,137                 -             218,330
                                                      --------       -----------         ---------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                 36,304                 -                 -             123,358
   Cost of insurance                                   (28,414)           (2,869)                -            (140,901)
   Policy loans                                         12,551                 -                 -             (17,284)
   Death benefits                                       (1,447)                -                 -                (527)
   Withdrawals                                         (96,780)                -                 -            (141,128)
                                                      --------       -----------         ---------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                               (77,786)           (2,869)                -            (176,482)
                                                      --------       -----------         ---------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (16,333)            9,268                 -              41,848

NET ASSETS:
   Beginning of year                                   403,982           141,448                 -           1,449,380
                                                      --------       -----------         ---------          ----------
   End of year                                        $387,649       $   150,716         $       -          $1,491,228
                                                      ========       ===========         =========          ==========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                       $    324       $    36,108         $   3,554          $  (11,264)
   Net realized gain (loss) on investments               1,894            74,441            (6,013)             11,308
   Capital gain distributions from mutual funds              -             4,099                 5                   -
   Net change in unrealized appreciation
     (depreciation) of investments                      (5,553)           68,671             9,063             (43,017)
                                                      --------       -----------         ---------          ----------
Increase (decrease) in net assets resulting from
  operations                                            (3,335)          183,319             6,609             (42,973)
                                                      --------       -----------         ---------          ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                 48,096               (11)                -             199,608
   Cost of insurance                                   (26,807)          (31,409)           (3,233)           (132,595)
   Policy loans                                         (3,677)                -                 -              (4,582)
   Death benefits                                       (3,408)                -                 -                (919)
   Withdrawals                                         (19,044)       (2,158,599)         (245,632)            (96,783)
                                                      --------       -----------         ---------          ----------
Increase (decrease) in net assets resulting from
  principal transactions                                (4,840)       (2,190,019)         (248,865)            (35,271)
                                                      --------       -----------         ---------          ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (8,175)       (2,006,700)         (242,256)            (78,244)

NET ASSETS:
   Beginning of year                                   412,157         2,148,148           242,256           1,527,624
                                                      --------       -----------         ---------          ----------
   End of year                                        $403,982       $   141,448         $       -          $1,449,380
                                                      ========       ===========         =========          ==========

                            See accompanying notes.

                                  VA II - 17

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                       SunAmerica          SunAmerica       SunAmerica Blue       SunAmerica
                                                     Alliance Growth   Balanced Portfolio     Chip Growth       Capital Growth
                                                   Portfolio - Class 1      Class 1       Portfolio - Class 1 Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $   (7,385)          $  5,747           $   (352)            $  (107)
   Net realized gain (loss) on investments                 99,104              8,146              1,357                 241
   Capital gain distributions from mutual funds                 -                  -                  -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                        320,091             88,358              3,677               3,792
                                                       ----------           --------           --------             -------
Increase (decrease) in net assets resulting from
  operations                                              411,810            102,251              4,682               3,926
                                                       ----------           --------           --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   (10,601)            73,715                132               1,771
   Cost of insurance                                     (290,240)           (72,047)            (2,447)             (1,805)
   Policy loans                                              (535)            (7,046)                (2)                  -
   Death benefits                                          (1,984)               (39)                 -                   -
   Withdrawals                                           (258,928)           (15,721)            (7,499)                  -
                                                       ----------           --------           --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                 (562,288)           (21,138)            (9,816)                (34)
                                                       ----------           --------           --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (150,478)            81,113             (5,134)              3,892

NET ASSETS:
   Beginning of year                                    2,706,174            834,869             42,147              30,062
                                                       ----------           --------           --------             -------
   End of year                                         $2,555,696           $915,982           $ 37,013             $33,954
                                                       ==========           ========           ========             =======
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $   (7,943)          $  9,024           $   (258)            $  (231)
   Net realized gain (loss) on investments                 29,623              2,537              2,176                  89
   Capital gain distributions from mutual funds                 -                  -                  -                   -
   Net change in unrealized appreciation
     (depreciation) of investments                       (108,198)               730             (4,229)               (488)
                                                       ----------           --------           --------             -------
Increase (decrease) in net assets resulting from
  operations                                              (86,518)            12,291             (2,311)               (630)
                                                       ----------           --------           --------             -------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   208,998             81,208             (1,050)              1,717
   Cost of insurance                                     (276,885)           (66,847)            (2,178)             (1,620)
   Policy loans                                           (75,814)            (2,728)                (2)                  -
   Death benefits                                          (3,197)            (2,219)                 -                   -
   Withdrawals                                           (240,288)           (12,123)           (32,557)                  -
                                                       ----------           --------           --------             -------
Increase (decrease) in net assets resulting from
  principal transactions                                 (387,186)            (2,709)           (35,787)                 97
                                                       ----------           --------           --------             -------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (473,704)             9,582            (38,098)               (533)

NET ASSETS:
   Beginning of year                                    3,179,878            825,287             80,245              30,595
                                                       ----------           --------           --------             -------
   End of year                                         $2,706,174           $834,869           $ 42,147             $30,062
                                                       ==========           ========           ========             =======

                            See accompanying notes.

                                  VA II - 18

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                                                                                   SunAmerica
                                                     SunAmerica Cash       SunAmerica       SunAmerica Davis     "Dogs" of Wall
                                                       Management        Corporate Bond       Venture Value    Street Portfolio -
                                                   Portfolio - Class 1 Portfolio - Class 1 Portfolio - Class 1      Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $  (10,856)          $ 18,569           $      381           $  3,604
   Net realized gain (loss) on investments                 (2,756)             1,858               20,797              4,512
   Capital gain distributions from mutual funds                 -              4,007               86,414                  -
   Net change in unrealized appreciation
     (depreciation) of investments                           (705)            16,530               66,707             23,507
                                                       ----------           --------           ----------           --------
Increase (decrease) in net assets resulting from
  operations                                              (14,317)            40,964              174,299             31,623
                                                       ----------           --------           ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   485,060             25,909               76,763             19,983
   Cost of insurance                                     (229,046)           (28,250)            (111,724)           (13,435)
   Policy loans                                            (5,619)            (4,563)              (6,269)               230
   Death benefits                                               -                  -                 (612)                 -
   Withdrawals                                           (427,695)           (10,663)            (139,881)            (9,931)
                                                       ----------           --------           ----------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (177,300)           (17,567)            (181,723)            (3,153)
                                                       ----------           --------           ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (191,617)            23,397               (7,424)            28,470

NET ASSETS:
   Beginning of year                                    1,560,002            390,563            1,514,206            246,490
                                                       ----------           --------           ----------           --------
   End of year                                         $1,368,385           $413,960           $1,506,782           $274,960
                                                       ==========           ========           ==========           ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $  (11,537)          $ 22,642           $    9,095           $  3,569
   Net realized gain (loss) on investments                   (981)               182                8,790              2,715
   Capital gain distributions from mutual funds                 -              1,888                    -                  -
   Net change in unrealized appreciation
     (depreciation) of investments                         (3,297)            (5,516)            (103,288)            19,856
                                                       ----------           --------           ----------           --------
Increase (decrease) in net assets resulting from
  operations                                              (15,815)            19,196              (85,403)            26,140
                                                       ----------           --------           ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                   611,421             73,457               77,069             24,914
   Cost of insurance                                     (200,267)           (22,408)            (115,297)           (11,333)
   Policy loans                                           (14,970)            (1,756)             (22,629)            (1,578)
   Death benefits                                               -                  -                 (721)                 -
   Withdrawals                                           (210,023)           (21,649)            (106,509)            (8,325)
                                                       ----------           --------           ----------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                  186,161             27,644             (168,087)             3,678
                                                       ----------           --------           ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   170,346             46,840             (253,490)            29,818

NET ASSETS:
   Beginning of Year                                    1,389,656            343,723            1,767,696            216,672
                                                       ----------           --------           ----------           --------
   End of year                                         $1,560,002           $390,563           $1,514,206           $246,490
                                                       ==========           ========           ==========           ========

                            See accompanying notes.

                                  VA II - 19

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                                    Sub-accounts
                                                   -----------------------------------------------------------------------------
                                                                           SunAmerica          SunAmerica
                                                       SunAmerica            Equity           Fundamental         SunAmerica
                                                    Emerging Markets      Opportunities    Growth Portfolio -     Global Bond
                                                   Portfolio - Class 1 Portfolio - Class 1      Class 1       Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                        $   (1,566)          $    808           $  (5,474)          $ 30,643
   Net realized gain (loss) on investments                (44,037)            10,529              16,592              5,893
   Capital gain distributions from mutual funds                 -                  -                   -              2,678
   Net change in unrealized appreciation
     (depreciation) of investments                        180,218             40,150              91,230            (25,812)
                                                       ----------           --------           ---------           --------
Increase (decrease) in net assets resulting from
  operations                                              134,615             51,487             102,348             13,402
                                                       ----------           --------           ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                    38,103            (10,988)             87,281             67,400
   Cost of insurance                                      (61,744)           (24,920)           (120,390)           (35,130)
   Policy loans                                             1,076              2,139                 351            (40,235)
   Death benefits                                               -                (59)             (1,466)              (720)
   Withdrawals                                           (189,228)            (4,301)            (41,312)           (76,635)
                                                       ----------           --------           ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (211,793)           (38,129)            (75,536)           (85,320)
                                                       ----------           --------           ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   (77,178)            13,358              26,812            (71,918)

NET ASSETS:
   Beginning of year                                      828,755            325,016             681,516            487,675
                                                       ----------           --------           ---------           --------
   End of year                                         $  751,577           $338,374           $ 708,328           $415,757
                                                       ==========           ========           =========           ========
FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                        $   (1,957)          $   (484)          $  (5,602)          $  6,831
   Net realized gain (loss) on investments                (10,213)               691               9,625              2,878
   Capital gain distributions from mutual funds                 -                  -                   -              6,273
   Net change in unrealized appreciation
     (depreciation) of investments                       (305,739)            (2,858)            (46,111)             3,630
                                                       ----------           --------           ---------           --------
Increase (decrease) in net assets resulting from
  operations                                             (317,909)            (2,651)            (42,088)            19,612
                                                       ----------           --------           ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to) other
     Sub- accounts or fixed rate option                     8,235             31,801              82,806             94,935
   Cost of insurance                                      (76,843)           (22,410)           (112,883)           (36,372)
   Policy loans                                              (394)               166                 214             (2,050)
   Death benefits                                            (884)                 -                   -                  -
   Withdrawals                                            (36,723)            (1,848)            (77,716)            (5,066)
                                                       ----------           --------           ---------           --------
Increase (decrease) in net assets resulting from
  principal transactions                                 (106,609)             7,709            (107,579)            51,447
                                                       ----------           --------           ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                  (424,518)             5,058            (149,667)            71,059

NET ASSETS:
   Beginning of year                                    1,253,273            319,958             831,183            416,616
                                                       ----------           --------           ---------           --------
   End of year                                         $  828,755           $325,016           $ 681,516           $487,675
                                                       ==========           ========           =========           ========

                            See accompanying notes.

                                  VA II - 20

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                           Sub-accounts
                                         -------------------------------------------------------------------------------
                                              SunAmerica          SunAmerica          SunAmerica       SunAmerica High-
                                           Global Equities          Growth           Growth-Income        Yield Bond
                                         Portfolio -  Class 1    Opportunities    Portfolio - Class 1 Portfolio - Class 1
                                                              Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                $    (56)           $   (817)          $   18,589           $ 13,122
   Net realized gain (loss) on
     investments                                    470               2,635               56,819              1,527
   Capital gain distributions from
     mutual funds                                     -               3,257               16,284                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 57,354              11,448              135,514             21,768
                                               --------            --------           ----------           --------
   Increase (decrease) in net assets
     resulting from operations                   57,768              16,523              227,206             36,417
                                               --------            --------           ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      38,669             (10,312)              67,350             11,643
   Cost of insurance                            (34,433)             (4,211)            (137,326)           (16,202)
   Policy loans                                  (4,213)                  -               (3,363)             2,033
   Death benefits                                     -                   -                 (965)                 -
   Withdrawals                                  (92,303)                  -             (126,241)            (1,559)
                                               --------            --------           ----------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (92,280)            (14,523)            (200,545)            (4,085)
                                               --------            --------           ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (34,512)              2,000               26,661             32,332
NET ASSETS:
   Beginning of year                            405,958             101,146            1,818,041            228,976
                                               --------            --------           ----------           --------
   End of year                                 $371,446            $103,146           $1,844,702           $261,308
                                               ========            ========           ==========           ========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                $    956            $   (752)          $    3,477           $ 17,811
   Net realized gain (loss) on
     investments                                  2,008                 498               18,327                356
   Capital gain distributions from
     mutual funds                                     -                   -                    -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (53,625)             (2,216)             103,905            (10,438)
                                               --------            --------           ----------           --------
   Increase (decrease) in net assets
     resulting from operations                  (50,661)             (2,470)             125,709              7,729
                                               --------            --------           ----------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      23,666              13,942               71,938             34,409
   Cost of insurance                            (37,222)             (3,785)            (133,535)           (14,741)
   Policy loans                                  (4,614)                  -              (21,732)               (61)
   Death benefits                                  (718)                  -                    -                  -
   Withdrawals                                   (8,106)                  -              (94,380)           (13,255)
                                               --------            --------           ----------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (26,994)             10,157             (177,709)             6,352
                                               --------            --------           ----------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (77,655)              7,687              (52,000)            14,081

NET ASSETS:
Beginning of year                               483,613              93,459            1,870,041            214,895
                                               --------            --------           ----------           --------
End of year                                    $405,958            $101,146           $1,818,041           $228,976
                                               ========            ========           ==========           ========

                            See accompanying notes.

                                  VA II - 21

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                          Sub-accounts
                                         -----------------------------------------------------------------------------
                                              SunAmerica          SunAmerica         SunAmerica       SunAmerica MFS
                                            International       International     Marsico Focused      Massachusetts
                                             Diversified          Growth and     Growth Portfolio -   Investors Trust
                                         Equities Portfolio - Income Portfolio -      Class 1       Portfolio - Class 1
                                               Class 1             Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)               $     885           $   9,138           $ (2,768)          $      9
   Net realized gain (loss) on
     investments                                 (5,769)             (2,951)            12,426              7,558
   Capital gain distributions from
     mutual funds                                     -                   -             18,752                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 64,933             100,348             31,214             69,094
                                              ---------           ---------           --------           --------
   Increase (decrease) in net assets
     resulting from operations                   60,049             106,535             59,624             76,661
                                              ---------           ---------           --------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      10,116              55,740             16,485             28,838
   Cost of insurance                            (50,352)            (55,363)           (42,013)           (35,781)
   Policy loans                                  (4,474)              8,077            (10,329)            (7,334)
   Death benefits                                  (500)                  -                  -               (482)
   Withdrawals                                  (15,939)            (80,122)           (48,967)           (20,197)
                                              ---------           ---------           --------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (61,149)            (71,668)           (84,824)           (34,956)
                                              ---------           ---------           --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          (1,100)             34,867            (25,200)            41,705
NET ASSETS:
   Beginning of year                            406,012             553,292            584,998            436,244
                                              ---------           ---------           --------           --------
   End of year                                $ 404,912           $ 588,159           $559,798           $477,949
                                              =========           =========           ========           ========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)               $   6,534           $  14,525           $ (2,549)          $   (274)
   Net realized gain (loss) on
     investments                                  2,846               7,602              1,623              2,650
   Capital gain distributions from
     mutual funds                                     -                   -                  -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (86,934)           (114,902)           (12,018)           (14,457)
                                              ---------           ---------           --------           --------
   Increase (decrease) in net assets
     resulting from operations                  (77,554)            (92,775)           (12,944)           (12,081)
                                              ---------           ---------           --------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      (1,916)             33,548             37,157             30,033
   Cost of insurance                            (54,231)            (55,794)           (38,045)           (34,992)
   Policy loans                                   1,345              (1,349)               437            (10,122)
   Death benefits                                  (480)                  -                  -                  -
   Withdrawals                                  (20,152)            (52,220)            (8,528)            (2,113)
                                              ---------           ---------           --------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (75,434)            (75,815)            (8,979)           (17,194)
                                              ---------           ---------           --------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS        (152,988)           (168,590)           (21,923)           (29,275)

NET ASSETS:
   Beginning of year                            559,000             721,882            606,921            465,519
                                              ---------           ---------           --------           --------
   End of year                                $ 406,012           $ 553,292           $584,998           $436,244
                                              =========           =========           ========           ========

                            See accompanying notes.

                                  VA II - 22

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                          Sub-accounts
                                         -----------------------------------------------------------------------------
                                           SunAmerica MFS      SunAmerica Mid-    SunAmerica Real       SunAmerica
                                            Total Return         Cap Growth      Estate Portfolio -     Technology
                                         Portfolio - Class 1 Portfolio - Class 1      Class 1       Portfolio - Class 1
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)               $  14,867          $  (15,511)         $   1,513           $   (698)
   Net realized gain (loss) on
     investments                                 10,828              45,351             27,030                994
   Capital gain distributions from
     mutual funds                                     -                   -                  -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 48,175             265,496             44,862              5,292
                                              ---------          ----------          ---------           --------
Increase (decrease) in net assets
  resulting from operations                      73,870             295,336             73,405              5,588
                                              ---------          ----------          ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      88,328              91,683             27,896              6,897
   Cost of insurance                           (103,254)           (184,085)           (39,063)            (3,136)
   Policy loans                                  (5,624)              9,284              8,259              1,935
   Death benefits                                     -                (972)                 -                  -
   Withdrawals                                  (25,762)           (190,982)           (51,465)            (1,573)
                                              ---------          ----------          ---------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (46,312)           (275,072)           (54,373)             4,123
                                              ---------          ----------          ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS          27,558              20,264             19,032              9,711
NET ASSETS:
   Beginning of year                            709,219           1,975,372            452,344             80,005
                                              ---------          ----------          ---------           --------
   End of year                                $ 736,777          $1,995,636          $ 471,376           $ 89,716
                                              =========          ==========          =========           ========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)               $  14,042          $  (16,433)         $     897           $   (851)
   Net realized gain (loss) on
     investments                                  7,976              24,783             12,430               (210)
   Capital gain distributions from
     mutual funds                                     -                   -                  -                  -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                (13,892)           (142,510)            23,036             (6,824)
                                              ---------          ----------          ---------           --------
Increase (decrease) in net assets
  resulting from operations                       8,126            (134,160)            36,363             (7,885)
                                              ---------          ----------          ---------           --------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      87,205              99,427            (36,349)             1,718
   Cost of insurance                           (102,188)           (186,143)           (35,018)            (2,727)
   Policy loans                                  (3,988)            (13,829)            (4,516)             1,478
   Death benefits                                     -              (2,716)                 -                  -
   Withdrawals                                  (70,497)           (127,299)           (54,670)           (27,080)
                                              ---------          ----------          ---------           --------
Increase (decrease) in net assets
  resulting from principal transactions         (89,468)           (230,560)          (130,553)           (26,611)
                                              ---------          ----------          ---------           --------
TOTAL INCREASE (DECREASE) IN NET ASSETS         (81,342)           (364,720)           (94,190)           (34,496)

NET ASSETS:
   Beginning of year                            790,561           2,340,092            546,534            114,501
                                              ---------          ----------          ---------           --------
   End of year                                $ 709,219          $1,975,372          $ 452,344           $ 80,005
                                              =========          ==========          =========           ========

                            See accompanying notes.

                                  VA II - 23

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                        Sub-accounts
                                         --------------------------------------------------------------------------
                                              SunAmerica       SunAmerica Total      UIF Mid Cap     VALIC Company I
                                           Telecom Utility        Return Bond     Growth Portfolio -  International
                                         Portfolio -  Class 1 Portfolio - Class 1   Class I Shares    Equities Fund
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)                $ 10,563            $  6,227            $   (200)       $   20,060
   Net realized gain (loss) on
     investments                                  6,500               2,220                (107)           (1,063)
   Capital gain distributions from
     mutual funds                                     -               1,710              23,264                 -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 28,609               7,522              (6,874)           96,439
                                               --------            --------            --------        ----------
Increase (decrease) in net assets
  resulting from operations.............         45,672              17,679              16,083           115,436
                                               --------            --------            --------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      10,477              36,652                   -                (1)
   Cost of insurance                            (18,482)            (36,101)             (3,868)          (14,185)
   Policy loans                                  (2,147)                177                   -                 -
   Death benefits                                     -                   -                   -                 -
   Withdrawals                                  (15,646)                  -                   -                 -
                                               --------            --------            --------        ----------
Increase (decrease) in net assets
  resulting from principal transactions         (25,798)                728              (3,868)          (14,186)
                                               --------            --------            --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          19,874              18,407              12,215           101,250
NET ASSETS:
   Beginning of year                            372,382             280,104             188,220           690,756
                                               --------            --------            --------        ----------
   End of year                                 $392,256            $298,511            $200,435        $  792,006
                                               ========            ========            ========        ==========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)                $  5,977            $  2,662            $    475        $   20,657
   Net realized gain (loss) on
     investments                                  1,851                 812                 239           (16,612)
   Capital gain distributions from
     mutual funds                                     -               3,025                  85                 -
   Net change in unrealized
     appreciation (depreciation) of
     investments                                 10,809                 498             (15,344)         (139,485)
                                               --------            --------            --------        ----------
Increase (decrease) in net assets
  resulting from operations                      18,637               6,997             (14,545)         (135,440)
                                               --------            --------            --------        ----------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                      31,305             194,781                  (2)                -
   Cost of insurance                            (17,192)            (17,416)             (3,402)          (17,277)
   Policy loans                                    (122)                133                   -                 -
   Death benefits                                  (762)                  -                   -                 -
   Withdrawals                                   (7,597)                  -                   -          (302,007)
                                               --------            --------            --------        ----------
Increase (decrease) in net assets
  resulting from principal transactions           5,632             177,498              (3,404)         (319,284)
                                               --------            --------            --------        ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS          24,269             184,495             (17,949)         (454,724)

NET ASSETS:
   Beginning of year                            348,113              95,609             206,169         1,145,480
                                               --------            --------            --------        ----------
   End of year                                 $372,382            $280,104            $188,220        $  690,756
                                               ========            ========            ========        ==========

                            See accompanying notes.

                                  VA II - 24

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS - CONTINUED
FOR THE YEARS ENDED DECEMBER 31, 2012 AND 2011

                                                                     Sub-accounts
                                         -------------------------------------------------------------------
                                         VALIC Company I     Van Eck VIP       Van Eck VIP    Vanguard VIF
                                         Small Cap Index   Emerging Markets    Global Hard  Total Bond Market
                                              Fund       Fund - Initial Class Assets Fund -  Index Portfolio
                                                                              Initial Class
FOR THE YEAR ENDED DECEMBER 31, 2012

OPERATIONS:
   Net investment income (loss)             $   1,961         $  (2,798)        $   (739)       $       -
   Net realized gain (loss) on
     investments                                  294            (4,815)          (5,317)               -
   Capital gain distributions from
     mutual funds                                   -                 -           21,482                -
   Net change in unrealized
     appreciation (depreciation) of
     investments                               21,257            85,080           (9,834)               -
                                            ---------         ---------         --------        ---------
Increase (decrease) in net assets
  resulting from operations                    23,512            77,467            5,592                -
                                            ---------         ---------         --------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                         -            18,030            9,094                -
   Cost of insurance                           (3,123)          (31,497)         (21,770)               -
   Policy loans                                     -               236            2,483                -
   Death benefits                                   -              (738)            (711)               -
   Withdrawals                                      -            (7,811)          (2,236)               -
                                            ---------         ---------         --------        ---------
Increase (decrease) in net assets
  resulting from principal transactions        (3,123)          (21,780)         (13,140)               -
                                            ---------         ---------         --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS        20,389            55,687           (7,548)               -

NET ASSETS:
   Beginning of year                          148,728           279,778          250,427                -
                                            ---------         ---------         --------        ---------
   End of year                              $ 169,117         $ 335,465         $242,879        $       -
                                            =========         =========         ========        =========

FOR THE YEAR ENDED DECEMBER 31, 2011

OPERATIONS:
   Net investment income (loss)             $     953         $     529         $    860        $   5,347
   Net realized gain (loss) on
     investments                              (15,987)           (9,471)             632             (254)
   Capital gain distributions from
     mutual funds                                   -                 -            3,951            1,511
   Net change in unrealized
     appreciation (depreciation) of
     investments                              (27,908)         (101,097)         (60,857)           1,796
                                            ---------         ---------         --------        ---------
Increase (decrease) in net assets
  resulting from operations                   (42,942)         (110,039)         (55,414)           8,400
                                            ---------         ---------         --------        ---------
PRINCIPAL TRANSACTIONS:
   Net premiums and transfers from (to)
     other Sub- accounts or fixed rate
     option                                        (2)           21,839           14,591               (1)
   Cost of insurance                           (6,984)          (35,690)         (26,739)          (2,235)
   Policy loans                                     -            (7,762)            (282)               -
   Death benefits                                   -                 -                -                -
   Withdrawals                               (287,829)          (17,824)         (15,589)        (172,724)
                                            ---------         ---------         --------        ---------
Increase (decrease) in net assets
  resulting from principal transactions      (294,815)          (39,437)         (28,019)        (174,960)
                                            ---------         ---------         --------        ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS      (337,757)         (149,476)         (83,433)        (166,560)

NET ASSETS:
   Beginning of year                          486,485           429,254          333,860          166,560
                                            ---------         ---------         --------        ---------
   End of year                              $ 148,728         $ 279,778         $250,427        $       -
                                            =========         =========         ========        =========

                            See accompanying notes.

                                  VA II - 25

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - ORGANIZATION

Variable Account II (the "Account") was established by American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) (the "Company") on June 5, 1986, to fund individual and group flexible premium variable universal life insurance policies issued by the Company. On
December 31, 2012, American General Life Insurance Company of Delaware merged into an affiliate company. American General Life Insurance Company. The Company is an indirect, wholly-owned subsidiary of AIG. The Executive Advantage(R) policy is currently offered by the Account. Gallery Life, Gemstone Life, Polaris Life, Polaris Survivorship Life, and the Variable Universal Life Policy are no longer offered. The Company is an indirect, wholly-owned subsidiary of American International Group, Inc. The Account is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940, as amended.

On December 31, 2012, the Account name was changed from Variable Account II to Separate Account I.

The Account is divided into "Sub-accounts" that invest in independently managed mutual fund portfolios ("Funds"). The Funds available to policy owners through the various Sub-accounts are as follows:

     AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS): (2)
             Invesco V.I. Capital Appreciation Fund - Series I (3)
               Invesco V.I. High Yield Fund - Series I (1) (12)
             Invesco V.I. International Growth Fund - Series I (4)
       Invesco Van Kampen V.I. High Yield Fund - Series I (1) (10) (12)
        Invesco Van Kampen V.I. Mid Cap Value Fund - Series I (1) (11)
          Invesco Van Kampen V.I. Capital Growth Fund - Series I (16)

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC. ("ALLIANCEBERNSTEIN"):
        AllianceBernstein Balanced Wealth Strategy Portfolio - Class A
         AllianceBernstein Global Thematic Growth Portfolio - Class A
            AllianceBernstein Growth and Income Portfolio - Class A
                 AllianceBernstein Growth Portfolio - Class A
            AllianceBernstein Intermediate Bond Portfolio - Class A
        AllianceBernstein International Growth Portfolio - Class A (1)
            AllianceBernstein Large Cap Growth Portfolio - Class A
            AllianceBernstein Money Market Portfolio - Class A (1)
         AllianceBernstein Real Estate Investment Portfolio - Class A
            AllianceBernstein Small Cap Growth Portfolio - Class A

      AMERICAN CENTURY VARIABLE PORTFOLIOS, INC. ("AMERICAN CENTURY VP"):
            American Century VP Capital Appreciation Fund - Class I
              American Century VP Income & Growth Fund - Class I
             American Century VP International Fund - Class I (1)

                             ANCHOR SERIES TRUST:
           Anchor Series Trust Asset Allocation Portfolio - Class 1
         Anchor Series Trust Capital Appreciation Portfolio - Class 1
      Anchor Series Trust Government and Quality Bond Portfolio - Class 1
                Anchor Series Trust Growth Portfolio - Class 1
           Anchor Series Trust Natural Resources Portfolio - Class 1

             BLACKROCK VARIABLE SERIES FUNDS, INC. ("BLACKROCK"):
                   BlackRock Basic Value V.I. Fund - Class I
          BlackRock Capital Appreciation V.I. Fund - Class I (1) (6)
          BlackRock U.S. Government Bond V.I. Fund - Class I (1) (13)
             BlackRock Value Opportunities V.I. Fund - Class I (1)

                    CREDIT SUISSE TRUST ("CREDIT SUISSE"):
        Credit Suisse International Equity Flex III Portfolio (1) (14)
              Credit Suisse U.S. Equity Flex I Portfolio (1) (15)

                DREYFUS STOCK INDEX FUND, INC. - INITIAL SHARES

                                  VA II - 26

SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED


         FIDELITY(R) VARIABLE INSURANCE PRODUCTS ("FIDELITY(R) VIP"):
          Fidelity(R) VIP Asset Manager/SM/ Portfolio - Initial Class
            Fidelity(R) VIP Balanced Portfolio - Initial Class (1)
            Fidelity(R) VIP Contrafund(R) Portfolio - Initial Class
               Fidelity(R) VIP Growth Portfolio - Initial Class
             Fidelity(R) VIP High Income Portfolio - Initial Class
              Fidelity(R) VIP Index 500 Portfolio - Initial Class
        Fidelity(R) VIP Investment Grade Bond Portfolio - Initial Class
            Fidelity(R) VIP Money Market Portfolio - Initial Class
              Fidelity(R) VIP Overseas Portfolio - Initial Class

 FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST ("FRANKLIN TEMPLETON"):
 Franklin Templeton Templeton Developing Markets Securities Fund - Class 2 (1)
       Franklin Templeton Templeton Foreign Securities Fund - Class 2(1) Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 (1) (5)
       Franklin Templeton Templeton Growth Securities Fund - Class 2 (1)

         GOLDMAN SACHS VARIABLE INSURANCE TRUST ("GOLDMAN SACHS VIT"):
 Goldman Sachs VIT Strategic International Equity Fund - Institutional Shares
     Goldman Sachs VIT Structured U.S. Equity Fund - Institutional Shares

                           JPMORGAN INSURANCE TRUST:
            JPMorgan Insurance Trust Core Bond Portfolio - Class 1
        JPMorgan Insurance Trust Small Cap Core Portfolio - Class 1 (1)
           JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1

     NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST ("NEUBERGER BERMAN AMT"):
           Neuberger Berman AMT Large Cap Value Portfolio - Class I Neuberger Berman AMT Short Duration Bond Portfolio - Class I

              OPPENHEIMER VARIABLE ACCOUNT FUNDS ("OPPENHEIMER"):
          Oppenheimer Global Securities Fund/VA - Non-Service Shares
             Oppenheimer Main Street Fund/VA - Non-Service Shares

                 PIMCO VARIABLE INSURANCE TRUST ("PIMCO VIT"):
           PIMCO VIT High Yield Portfolio - Administrative Class (1)
   PIMCO VIT Long-Term U.S. Government Portfolio - Administrative Class (1)
            PIMCO VIT Real Return Portfolio - Administrative Class
           PIMCO VIT Short-Term Portfolio - Administrative Class (1)
            PIMCO VIT Total Return Portfolio - Administrative Class

                    SUNAMERICA SERIES TRUST ("SUNAMERICA"):
             SunAmerica "Dogs" of Wall Street Portfolio - Class 1
               SunAmerica Aggressive Growth Portfolio - Class 1
                SunAmerica Alliance Growth Portfolio - Class 1
                    SunAmerica Balanced Portfolio - Class 1
                SunAmerica Blue Chip Growth Portfolio - Class 1
                 SunAmerica Capital Growth Portfolio - Class 1
                SunAmerica Cash Management Portfolio - Class 1
                 SunAmerica Corporate Bond Portfolio - Class 1
              SunAmerica Davis Venture Value Portfolio - Class 1
                SunAmerica Emerging Markets Portfolio - Class 1
              SunAmerica Equity Opportunities Portfolio - Class 1
               SunAmerica Fundamental Growth Portfolio - Class 1
                  SunAmerica Global Bond Portfolio - Class 1
                SunAmerica Global Equities Portfolio - Class 1
              SunAmerica Growth Opportunities Portfolio - Class 1

                                  VA II - 27

SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

              SUNAMERICA SERIES TRUST ("SUNAMERICA"): - CONTINUED
                 SunAmerica Growth-Income Portfolio - Class 1
                SunAmerica High-Yield Bond Portfolio - Class 1
       SunAmerica International Diversified Equities Portfolio - Class 1
        SunAmerica International Growth and Income Portfolio - Class 1
             SunAmerica Marsico Focused Growth Portfolio - Class 1
       SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
                SunAmerica MFS Total Return Portfolio - Class 1
                 SunAmerica Mid-Cap Growth Portfolio - Class 1
                  SunAmerica Real Estate Portfolio - Class 1
                   SunAmerica Technology Portfolio - Class 1
                SunAmerica Telecom Utility Portfolio - Class 1
               SunAmerica Total Return Bond Portfolio - Class 1

               THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UIF"):
           UIF Core Plus Fixed Income Portfolio - Class I Shares (1)
          UIF Emerging Markets Equity Portfolio - Class I Shares (1)
                 UIF Mid Cap Growth Portfolio - Class I Shares

                               VALIC COMPANY I:
                  VALIC Company I International Equities Fund
                    VALIC Company I Mid Cap Index Fund (1)
                     VALIC Company I Small Cap Index Fund

                      VAN ECK VIP TRUST ("VAN ECK"): (7)
             Van Eck VIP Emerging Markets Fund - Initial Class (8)
            Van Eck VIP Global Hard Assets Fund - Initial Class (9)

           VANGUARD(R) VARIABLE INSURANCE FUND ("VANGUARD(R) VIF"):
             Vanguard(R) VIF Total Bond Market Index Portfolio (1)
            Vanguard(R) VIF Total Stock Market Index Portfolio (1)

(1)Sub-accounts had no activity in current year.
(2)Effective April 30, 2010, AIM Variable Insurance Funds changed its name to AIM Variable Insurance Funds (Invesco Variable Insurance Funds).
(3)Effective April 30, 2010, AIM V.I. Capital Appreciation Fund - Series I changed its name to Invesco V.I. Capital Appreciation Fund - Series I.
(4)Effective April 30, 2010, AIM V.I. International Growth Fund - Series I changed its name to Invesco V.I. International Growth Fund - Series I.
(5)Effective April 30, 2010, Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 was closed and liquidated.
(6)Effective May 1, 2010, BlackRock Fundamental Growth V.I. Fund - Class I changed its name to BlackRock Capital Appreciation V.I. Fund - Class I.
(7)Effective May 1, 2010, Van Eck Worldwide Insurance Trust changed its name to Van Eck VIP Trust.
(8)Effective May 1, 2010, Van Eck Worldwide Emerging Markets Fund - Initial Class changed its name to Van Eck VIP Emerging Markets Fund - Initial Class.
(9)Effective May 1, 2010, Van Eck Worldwide Hard Assets Fund - Initial Class changed its name to Van Eck VIP Global Hard Assets Fund - Initial Class.
(10)Effective June 1, 2010, UIF High Yield Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. High Yield Fund - Series I.
(11)Effective June 1, 2010, UIF U.S. Mid Cap Value Portfolio - Class I Shares was acquired by Invesco Van Kampen V.I. Mid Cap Value Fund - Series I.
(12)Effective April 29, 2011, Invesco Van Kampen V.I. High Yield Fund - Series I was acquired by Invesco V.I. High Yield Fund - Series I.

                                  VA II - 28

SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 1 - ORGANIZATION - CONTINUED

(13)Effective October 1, 2011, BlackRock Government Income V.I. Fund - Class I changed its name to BlackRock U.S. Government Bond V.I. Fund - Class I.
(14)Effective October 21, 2011, Credit Suisse International Equity Flex III Portfolio was closed and liquidated.
(15)Effective October 21, 2011, Credit Suisse U.S. Equity Flex I Portfolio was closed and liquidated.
(16)Effective April 30, 2012, Invesco Van Kampen V.I. American Franchise Fund - Series I, commenced operations.
(17)Effective May 1, 2012, Neuberger AMT Partners Portfolio - Class I changed its name to Neuberger Berman AMT Large Cap Value Portfolio - Class I

SunAmerica Asset Management Corp., an affiliate of the Company, serves as the investment advisor to Anchor Series Trust and SunAmerica Series Trust.

The Variable Annuity Life Insurance Company, an affiliate of the Company, serves as the investment advisor to VALIC Company I.

In addition to the Sub-accounts above, policy owners may allocate funds to a fixed account that is part of the Company's general account. Policy owners should refer to the appropriate policy prospectus and prospectus supplements for a complete description of the available Funds and the fixed account.

The assets of the Account are segregated from the Company's other assets. The operations of the Account are part of the Company.

Net premiums from the policies are allocated to the Sub-accounts and invested in the funds in accordance with policy owner instructions. The premiums are recorded as principal transactions in the Statements of Changes in Net Assets.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND BASIS OF PRESENTATION

The accompanying financial statements of the Account have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The accounting principals followed by the Account and the methods of applying those principles are presented below.

USE OF ESTIMATES - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the year. Actual results could differ from those estimates.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions which represent purchases and sales of investments are accounted for on the trade date at fair value. Realized gains and losses from security transactions are determined on the basis of first-in first-out. Dividend income and distributions of capital gains are recorded on the ex-dividend date and reinvested upon receipt.

POLICY LOANS - When a policy loan is made, the loan amount is transferred to the Company from the policy owner's selected investment Sub-account(s), and held as collateral. Interest on this collateral amount is credited to the policy. Loan repayments are invested in the policy owner's selected investment Sub-account(s), after they are first used to repay all loans taken from the declared fixed interest account option.

FEDERAL INCOME TAXES - The Company is taxed as a life insurance company under the Internal Revenue Code and includes operations of the Account in determining its federal income tax liability. As a result, the Account is not taxed as a "Regulated Investment Company" under subchapter M of the Internal Revenue Code. Under existing federal income tax law, the investment income and capital gains from sales of investments realized by the Account are not taxable. Therefore, no federal income tax provision has been made.

ACCUMULATION UNIT - This is a measuring unit used to calculate the policy owner's interest. Such units are valued on each day that the New York Stock Exchange ("NYSE") is open for business to reflect investment performance and the prorated daily deduction for mortality and expense risk charges.

                                  VA II - 29

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 3 - FAIR VALUE MEASUREMENTS


Assets and liabilities recorded at fair value in the Account balance sheet are measured and classified in a hierarchy for disclosure purposes consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values as discussed below. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Account's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgments. In making the assessment, the Account considers factors specific to the asset or liability.

Level 1-- Fair value measurements that are quoted prices (unadjusted) in active markets that the Account has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Account does not adjust the quoted price for such instruments. Assets and liabilities measured at fair value on a recurring basis and classified as Level 1 include government and agency securities, actively traded listed common stocks and derivative contracts, most Account assets and most mutual funds.

Level 2-- Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liability in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals. Assets and liabilities measured at fair value on a recurring basis and classified as Level 2 generally include certain government securities, most investment-grade and high-yield corporate bonds, certain asset backed securities, certain listed equities, state, municipal and provincial obligations, hybrid securities, and derivative contracts.

Level 3-- Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Assets and liabilities measured at fair value on a recurring basis and classified as Level 3 principally include certain fixed income securities and equities.

The Account assets measured at fair value as of December 31, 2012 consist of investments in registered mutual funds that generally trade daily and are measured at fair value using quoted prices in active markets for identical assets, which are classified as Level 1. See the Schedule of Portfolio Investments for the table presenting information about assets measured at fair value on a recurring basis at December 31, 2012, and respective hierarchy levels. As all assets of the Account are classified as Level 1, no reconciliation of Level 3 assets and change in unrealized gains (losses) for Level 3 assets still held as of December 31, 2012, is presented.

NOTE 4 - POLICY CHARGES

DEDUCTIONS FROM PREMIUM PAYMENTS - The deductions from each premium payment are for state premium taxes and for other expenses associated with selling and distributing the policy. A summary of premium expense charges for each policy follows:

 POLICIES                 PREMIUM EXPENSE CHARGES

 Variable Universal Life 5% of each premium payment plus the state specific Policy and Gallery Life premium taxes.

 Executive Advantage      The maximum charge is 9% of each premium payment.

 Gemstone Life            5% of each premium payment up to the target premium
                          amount plus 2% of any premium paid in excess of the target premium amount for policy years 1-10. 3% of each premium payment up to the target premium amount plus 2% of any premium paid in excess of the target premium amount beginning in policy year 11. The maximum charge is 8% of each premium payment.

 Polaris Life and         Currently 5% for the first 10 policy years and 3%
 Polaris Survivorship     thereafter. The maximum charge allowed is 8% of each
 Life                     premium payment.

MORTALITY AND EXPENSE RISK AND ADMINISTRATIVE CHARGES - Deductions for administrative expenses and mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and paid to the Company from the daily net asset value of the Sub-accounts. A summary of the charges by policy follows:

                                  VA II - 30

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 4 - POLICY CHARGES - CONTINUED


                               MORTALITY AND EXPENSE RISK AND MORTALITY AND EXPENSE RISK AND
                               ADMINISTRATIVE CHARGES CURRENT     ADMINISTRATIVE CHARGES
POLICIES                            MINIMUM ANNUAL RATE            MAXIMUM ANNUAL RATE
--------                       ------------------------------ ------------------------------
Variable Universal Life
  Policy and Gallery Life                   0.90%                          0.90%
Executive Advantage                         0.10%                          1.00%
Gemstone Life                               0.75%                          0.90%
Polaris Life and Polaris
  Survivorship Life                         0.75%                          0.90%

MONTHLY ADMINISTRATIVE AND EXPENSE CHARGES - Monthly administrative charges are paid to the Company for the administrative services provided under the current policies. The Company may charge a maximum fee of $15 for the monthly administrative charge. The Company may deduct an additional monthly expense charge for expenses associated with acquisition, administrative and underwriting of your policy. The monthly expense charge is applied against each $1,000 of base coverage. This charge varies according to the ages, gender and the premium classes of both of the contingent insurers, as well as the amount of coverage.

There may be an additional monthly administrative charge during the first policy year and the 12 months after an increase in face amount per insured. This charge will not exceed $25 a month per insured. The monthly administrative and expense charges are paid by redemption of units outstanding. Monthly administrative and expense charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

COST OF INSURANCE CHARGE - Since determination of both the insurance rate and the Company's net amount at risk depends upon several factors, the cost of insurance deduction may vary from month to month. Policy accumulation value, specified amount of insurance and certain characteristics of the insured person are among the variables included in the calculation for the monthly cost of insurance deduction. The cost of insurance charges are paid by redemption of units outstanding. Cost of insurance charges are included in the Statements of Changes in Net Assets under principal transactions.

OPTIONAL RIDER CHARGES - Monthly charges are deducted if the policy owner selects additional benefit riders. The charges for any rider selected will vary by policy within a range based on either the personal characteristics of the insured person or the specific coverage chosen under the rider. The rider charges are paid by redemption of units outstanding. Optional rider charges are included with cost of insurance in the Statements of Changes in Net Assets under principal transactions.

TRANSFER CHARGES - A transfer charge of $25 may be assessed for each transfer in excess of twelve each policy year. Transfer requests are subject to the Company's published rules concerning market timing. A policy owner who violates these rules will for a period of time (typically six months), have certain restrictions placed on transfers. The transfer charges are paid by redemption of units outstanding. Transfer charges are included with net premiums and transfers from (to) other sub-accounts or fixed rate option in the Statements of Changes in Net Assets under principal transactions.

SURRENDER CHARGE - A surrender charge may be applicable to certain withdrawal amounts and is payable to the Company. The amount of the surrender charge is based on a table of charges and the premiums paid under the policy or the face amount of the policy (including increases and decreases in the face amount of the policy). For any partial surrender, the Company may charge a maximum transaction fee per policy equal to the lesser of 2% of the amount withdrawn or $25. The surrender and partial withdrawal charges are paid by redemption of units outstanding. Surrender and partial withdrawal charges are included with withdrawals in the Statements of Changes in Net Assets under principal transactions.

POLICY LOAN - A loan may be requested against the policy while the policy has a net cash surrender value. The daily interest charge on the loan is paid to the Company for the expenses of administering and providing policy loans. The interest charge is collected through any loan repayment from the policyholder.

                                  VA II - 31

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                       Proceeds from
Sub-accounts                                                         Cost of Purchases     Sales
------------                                                         ----------------- -------------
AllianceBernstein Balanced Wealth Strategy Portfolio - Class A           $ 25,307        $ 39,097
AllianceBernstein Global Thematic Growth Portfolio - Class A               63,991         273,479
AllianceBernstein Growth and Income Portfolio - Class A                    90,874         288,588
AllianceBernstein Growth Portfolio - Class A                               43,175         357,344
AllianceBernstein Intermediate Bond Portfolio - Class A                     5,884           9,819
AllianceBernstein Large Cap Growth Portfolio - Class A                     80,807         101,769
AllianceBernstein Money Market Portfolio - Class A                             10         175,800
AllianceBernstein Real Estate Investment Portfolio - Class A              108,663          38,387
AllianceBernstein Small Cap Growth Portfolio - Class A                     20,156         143,737
American Century VP Capital Appreciation Fund - Class I                    27,012          26,071
American Century VP Income & Growth Fund - Class I                         13,774          34,509
Anchor Series Trust Asset Allocation Portfolio - Class 1                   22,042          24,518
Anchor Series Trust Capital Appreciation Portfolio - Class 1              249,749         484,807
Anchor Series Trust Government and Quality Bond Portfolio - Class 1        74,436         118,139
Anchor Series Trust Growth Portfolio - Class 1                             69,617         141,646
Anchor Series Trust Natural Resources Portfolio - Class 1                 184,047         172,329
BlackRock Basic Value V.I. Fund - Class I
Dreyfus Stock Index Fund, Inc. - Initial Shares                           595,674         483,325
Fidelity VIP Asset Manager Portfolio - Initial Class                      109,180         181,117
Fidelity VIP Contrafund Portfolio - Initial Class                         180,337         355,489
Fidelity VIP Growth Portfolio - Initial Class                             124,604         414,133
Fidelity VIP High Income Portfolio - Initial Class                        261,888         180,144
Fidelity VIP Index 500 Portfolio - Initial Class
Fidelity VIP Investment Grade Bond Portfolio - Initial Class              236,252         152,928
Fidelity VIP Money Market Portfolio - Initial Class                       827,427         539,098
Fidelity VIP Overseas Portfolio - Initial Class                            21,797          35,744
Franklin Templeton Templeton Foreign Securities Fund - Class 2
Invesco V.I. Capital Appreciation Fund - Series I                           7,531         489,451
Invesco V.I. International Growth Fund - Series I                         127,085         139,491
Invesco Van Kampen V.I. Capital Growth Fund - Series I                    481,210          30,030
JPMorgan Insurance Trust Core Bond Portfolio - Class 1                     14,327          24,841
JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                   10,323          12,850
Neuberger Berman AMT Large Cap Value Portfolio - Class I                    7,227          35,210
Neuberger Berman AMT Short Duration Bond Portfolio - Class I               23,237          37,644
Oppenheimer Global Securities Fund/VA - Non-Service Shares                 64,301         144,811
Oppenheimer Main Street Fund/VA - Non-Service Shares                       39,461         116,546
PIMCO VIT Real Return Portfolio - Administrative Class                      9,246           3,017
PIMCO VIT Total Return Portfolio - Administrative Class
SunAmerica Aggressive Growth Portfolio - Class 1                           87,122         275,367
SunAmerica Alliance Growth Portfolio - Class 1                            150,298         719,971
SunAmerica Balanced Portfolio - Class 1                                    56,423          71,813
SunAmerica Blue Chip Growth Portfolio - Class 1                             3,464          13,633
SunAmerica Capital Growth Portfolio - Class 1                               1,796           1,937
SunAmerica Cash Management Portfolio - Class 1                            771,072         959,228
SunAmerica Corporate Bond Portfolio - Class 1                              53,594          48,585
SunAmerica Davis Venture Value Portfolio - Class 1                        172,439         267,367
SunAmerica "Dogs" of Wall Street Portfolio - Class 1                       24,889          24,437
SunAmerica Emerging Markets Portfolio - Class 1                            79,720         293,079
SunAmerica Equity Opportunities Portfolio - Class 1                        28,395          65,716
SunAmerica Fundamental Growth Portfolio - Class 1                          73,929         154,940
SunAmerica Global Bond Portfolio - Class 1                                158,598         210,596

                                  VA II - 32

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 5 - PURCHASES AND SALES OF INVESTMENTS - CONTINUED

For the year ended December 31, 2012, the aggregate cost of purchases and proceeds from the sales of investments were:

                                                                                     Proceeds from
Sub-accounts                                                       Cost of Purchases     Sales
------------                                                       ----------------- -------------
SunAmerica Global Equities Portfolio - Class 1                           26,993         119,329
SunAmerica Growth Opportunities Portfolio - Class 1                       6,854          18,935
SunAmerica Growth-Income Portfolio - Class 1                           $132,856        $298,528
SunAmerica High-Yield Bond Portfolio - Class 1                           38,469          29,433
SunAmerica International Diversified Equities Portfolio - Class 1        31,832          92,097
SunAmerica International Growth and Income Portfolio - Class 1           89,403         151,933
SunAmerica Marsico Focused Growth Portfolio - Class 1                    63,165         132,003
SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1         28,251          63,198
SunAmerica MFS Total Return Portfolio - Class 1                          94,701         126,147
SunAmerica Mid-Cap Growth Portfolio - Class 1                           115,460         406,045
SunAmerica Real Estate Portfolio - Class 1                               81,137         133,996
SunAmerica Technology Portfolio - Class 1                                18,809          15,385
SunAmerica Telecom Utility Portfolio - Class 1                           34,173          49,409
SunAmerica Total Return Bond Portfolio - Class 1                         51,626          42,961
UIF Mid Cap Growth Portfolio - Class I Shares                            23,265           4,068
VALIC Company I International Equities Fund                              20,792          14,917
VALIC Company I Small Cap Index Fund                                      2,123           3,284
Van Eck VIP Emerging Markets Fund - Initial Class                        11,799          36,376
Van Eck VIP Global Hard Assets Fund - Initial Class                      36,448          28,846

                                  VA II - 33

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS


Summary of Changes in Units for the year ended December 31, 2012.

                                                                         Accumulation Units Accumulation Units Net Increase
Sub-accounts                                                                   Issued            Redeemed       (Decrease)
------------                                                             ------------------ ------------------ ------------
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              1,667             (2,769)         (1,102)
2   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              1,132             (1,469)           (337)
3   AllianceBernstein Global Thematic Growth Portfolio - Class A                7,756            (15,569)         (7,813)
6   AllianceBernstein Global Thematic Growth Portfolio - Class A                4,816            (17,013)        (12,197)
3   AllianceBernstein Growth and Income Portfolio - Class A                     4,998            (11,166)         (6,168)
5   AllianceBernstein Growth and Income Portfolio - Class A                         -                  -               -
3   AllianceBernstein Growth Portfolio - Class A                                6,803            (19,674)        (12,871)
1   AllianceBernstein Intermediate Bond Portfolio - Class A                       331               (877)           (546)
1   AllianceBernstein Large Cap Growth Portfolio - Class A                      3,873             (5,255)         (1,382)
2   AllianceBernstein Large Cap Growth Portfolio - Class A                        500               (639)           (139)
6   AllianceBernstein Large Cap Growth Portfolio - Class A                      8,610             (7,674)            936
2   AllianceBernstein Money Market Portfolio - Class A                              -            (14,020)        (14,020)
2   AllianceBernstein Real Estate Investment Portfolio - Class A                    -                  -               -
6   AllianceBernstein Real Estate Investment Portfolio - Class A                1,262             (1,583)           (321)
1   AllianceBernstein Small Cap Growth Portfolio - Class A                      1,121             (8,251)         (7,130)
6   American Century VP Capital Appreciation Fund - Class I                     1,472             (2,272)           (800)
6   American Century VP Income & Growth Fund - Class I                          1,395             (3,333)         (1,938)
4   Anchor Series Trust Asset Allocation Portfolio - Class 1                    1,083             (1,648)           (565)
4   Anchor Series Trust Capital Appreciation Portfolio - Class 1                8,409            (21,953)        (13,544)
6   Anchor Series Trust Capital Appreciation Portfolio - Class 1                6,128            (10,102)         (3,974)
4   Anchor Series Trust Government and Quality Bond Portfolio - Class 1         4,650             (7,922)         (3,272)
4   Anchor Series Trust Growth Portfolio - Class 1                              6,199            (12,284)         (6,085)
6   Anchor Series Trust Growth Portfolio - Class 1                              2,847             (1,955)            892
4   Anchor Series Trust Natural Resources Portfolio - Class 1                   1,990             (3,299)         (1,309)
6   Anchor Series Trust Natural Resources Portfolio - Class 1                   1,300             (1,481)           (181)
5   BlackRock Basic Value V.I. Fund - Class I                                       -                  -               -
1   Dreyfus Stock Index Fund, Inc. - Initial Shares                            18,227            (20,856)         (2,629)
6   Dreyfus Stock Index Fund, Inc. - Initial Shares                             7,454            (10,951)         (3,497)
1   Fidelity VIP Asset Manager Portfolio - Initial Class                        3,042             (5,448)         (2,406)
6   Fidelity VIP Asset Manager Portfolio - Initial Class                        4,939             (6,715)         (1,776)
1   Fidelity VIP Contrafund Portfolio - Initial Class                           4,944             (9,300)         (4,356)
5   Fidelity VIP Contrafund Portfolio - Initial Class                               -                  -               -
5   Fidelity VIP Contrafund Portfolio - Initial Class                               -               (658)           (658)
6   Fidelity VIP Contrafund Portfolio - Initial Class                           8,164            (12,813)         (4,649)
1   Fidelity VIP Growth Portfolio - Initial Class                               8,536            (18,815)        (10,279)
6   Fidelity VIP Growth Portfolio - Initial Class                               8,961            (11,775)         (2,814)
1   Fidelity VIP High Income Portfolio - Initial Class                          5,750             (5,260)            490
6   Fidelity VIP High Income Portfolio - Initial Class                          7,694             (5,474)          2,220
5   Fidelity VIP Index 500 Portfolio - Initial Class                                -                  -               -
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                3,034             (6,362)         (3,328)
6   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                8,719             (1,732)          6,987
1   Fidelity VIP Money Market Portfolio - Initial Class                         7,668            (15,079)         (7,411)
3   Fidelity VIP Money Market Portfolio - Initial Class                        55,933            (11,750)         44,183
6   Fidelity VIP Money Market Portfolio - Initial Class                        23,388            (25,735)         (2,347)
1   Fidelity VIP Overseas Portfolio - Initial Class                             1,686             (2,646)           (960)
5   Franklin Templeton Templeton Foreign Securities Fund - Class 2                  -                  -               -
1   Invesco Van Kampen V.I. Capital Growth Fund - Series I                     33,020             (3,210)         29,810
6   Invesco Van Kampen V.I. Capital Growth Fund - Series I                     16,923             (1,445)         15,478
1   Invesco V.I. Capital Appreciation Fund - Series I                               -            (28,080)        (28,080)
6   Invesco V.I. Capital Appreciation Fund - Series I                               -            (19,690)        (19,690)
1   Invesco V.I. International Growth Fund - Series I                           2,809             (4,271)         (1,462)
6   Invesco V.I. International Growth Fund - Series I                           6,313             (5,600)            713
6   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                      1,164             (2,322)         (1,158)
6   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                      739               (932)           (193)
6   Neuberger Berman AMT Large Cap Value Portfolio - Class I                    1,229             (3,333)         (2,104)

                                  VA II - 34

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2012.

                                                                       Accumulation Units Accumulation Units Net Increase
Sub-accounts                                                                 Issued            Redeemed       (Decrease)
------------                                                           ------------------ ------------------ ------------
6   Neuberger Berman AMT Short Duration Bond Portfolio - Class I              1,870             (3,216)         (1,346)
6   Oppenheimer Global Securities Fund/VA - Non-Service Shares                5,895            (12,604)         (6,709)
6   Oppenheimer Main Street Fund/VA - Non-Service Shares                      4,683            (11,272)         (6,589)
5   PIMCO VIT Real Return Portfolio - Administrative Class                        -                  -               -
5   PIMCO VIT Real Return Portfolio - Administrative Class                        -               (211)           (211)
5   PIMCO VIT Total Return Portfolio - Administrative Class                       -                  -               -
4   SunAmerica Aggressive Growth Portfolio - Class 1                         15,223            (30,119)        (14,896)
6   SunAmerica Aggressive Growth Portfolio - Class 1                          5,197             (7,842)         (2,645)
4   SunAmerica Alliance Growth Portfolio - Class 1                           27,986            (76,552)        (48,566)
6   SunAmerica Alliance Growth Portfolio - Class 1                            4,136            (12,817)         (8,681)
4   SunAmerica Balanced Portfolio - Class 1                                   4,206             (5,810)         (1,604)
6   SunAmerica Balanced Portfolio - Class 1                                   3,737             (3,902)           (165)
4   SunAmerica Blue Chip Growth Portfolio - Class 1                             559             (1,942)         (1,383)
4   SunAmerica Capital Growth Portfolio - Class 1                               274               (279)             (5)
4   SunAmerica Cash Management Portfolio - Class 1                           69,539            (84,421)        (14,882)
4   SunAmerica Corporate Bond Portfolio - Class 1                             1,741             (2,489)           (748)
4   SunAmerica Davis Venture Value Portfolio - Class 1                        7,039            (15,098)         (8,059)
4   SunAmerica "Dogs" of Wall Street Portfolio - Class 1                      1,446             (1,654)           (208)
4   SunAmerica Emerging Markets Portfolio - Class 1                           4,481            (12,910)         (8,429)
4   SunAmerica Equity Opportunities Portfolio - Class 1                       2,921             (5,803)         (2,882)
4   SunAmerica Fundamental Growth Portfolio - Class 1                        12,413            (21,670)         (9,257)
4   SunAmerica Global Bond Portfolio - Class 1                                6,181             (8,286)         (2,105)
6   SunAmerica Global Bond Portfolio - Class 1                                  976             (3,660)         (2,684)
4   SunAmerica Global Equities Portfolio - Class 1                            4,797            (13,775)         (8,978)
4   SunAmerica Growth Opportunities Portfolio - Class 1                         708             (2,852)         (2,144)
4   SunAmerica Growth-Income Portfolio - Class 1                              7,355            (19,296)        (11,941)
6   SunAmerica Growth-Income Portfolio - Class 1                              9,007            (15,412)         (6,405)
4   SunAmerica High-Yield Bond Portfolio - Class 1                            1,570             (1,801)           (231)
4   SunAmerica International Diversified Equities Portfolio - Class 1         4,743            (11,383)         (6,640)
4   SunAmerica International Growth and Income Portfolio - Class 1            9,448            (15,769)         (6,321)
6   SunAmerica Marsico Focused Growth Portfolio - Class 1                     5,326            (11,558)         (6,232)
4   SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1          3,687             (6,663)         (2,976)
4   SunAmerica MFS Total Return Portfolio - Class 1                           6,209             (8,781)         (2,572)
4   SunAmerica Mid-Cap Growth Portfolio - Class 1                            10,060            (24,915)        (14,855)
6   SunAmerica Mid-Cap Growth Portfolio - Class 1                            14,825            (26,015)        (11,190)
4   SunAmerica Real Estate Portfolio - Class 1                                3,393             (5,193)         (1,800)
4   SunAmerica Technology Portfolio - Class 1                                 7,371             (5,783)          1,588
4   SunAmerica Telecom Utility Portfolio - Class 1                            2,425             (4,399)         (1,974)
4   SunAmerica Total Return Bond Portfolio - Class 1                          1,938             (1,926)             12
5   UIF Mid Cap Growth Portfolio - Class I Shares                                 -               (304)           (304)
5   VALIC Company I International Equities Fund                                   -                  -               -
5   VALIC Company I International Equities Fund                                   -             (1,683)         (1,683)
5   VALIC Company I Small Cap Index Fund                                          -                  -               -
5   VALIC Company I Small Cap Index Fund                                          -               (267)           (267)
1   Van Eck VIP Emerging Markets Fund - Initial Class                         1,109             (2,021)           (912)
1   Van Eck VIP Global Hard Assets Fund - Initial Class                         534               (899)           (365)
5   Vanguard VIF Total Bond Market Index Portfolio                                -                  -               -

Footnotes
    1  Variable Universal Life Policy product.
    2  Gallery Life product.
    3 Variable Universal Life Policy product or Gallery Life product. 4 Polaris product or Polaris Survivorship product.
    5  Executive Advantage product.
    6  Gemstone Life product.

                                  VA II - 35

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                         Accumulation Units Accumulation Units Net Increase
Sub-accounts                                                                   Issued            Redeemed       (Decrease)
------------                                                             ------------------ ------------------ ------------
1   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              2,216              (2,706)          (490)
2   AllianceBernstein Balanced Wealth Strategy Portfolio - Class A              1,118                (754)           364
3   AllianceBernstein Global Thematic Growth Portfolio - Class A                8,238             (13,220)        (4,982)
6   AllianceBernstein Global Thematic Growth Portfolio - Class A                6,617              (7,741)        (1,124)
3   AllianceBernstein Growth and Income Portfolio - Class A                     5,983             (11,259)        (5,276)
5   AllianceBernstein Growth and Income Portfolio - Class A                         -             (17,621)       (17,621)
3   AllianceBernstein Growth Portfolio - Class A                                7,617             (13,554)        (5,937)
1   AllianceBernstein Intermediate Bond Portfolio - Class A                       258                (643)          (385)
1   AllianceBernstein Large Cap Growth Portfolio - Class A                      5,758              (6,043)          (285)
2   AllianceBernstein Large Cap Growth Portfolio - Class A                        479                (330)           149
6   AllianceBernstein Large Cap Growth Portfolio - Class A                      3,469              (7,817)        (4,348)
2   AllianceBernstein Money Market Portfolio - Class A                         15,465             (13,444)         2,021
2   AllianceBernstein Real Estate Investment Portfolio - Class A                    1                  (1)             -
6   AllianceBernstein Real Estate Investment Portfolio - Class A                1,604              (2,933)        (1,329)
1   AllianceBernstein Small Cap Growth Portfolio - Class A                      4,685              (3,480)         1,205
6   American Century VP Income & Growth Fund - Class I                          1,345              (3,462)        (2,117)
4   Anchor Series Trust Asset Allocation Portfolio - Class 1                   17,937             (18,743)          (806)
4   Anchor Series Trust Capital Appreciation Portfolio - Class 1               96,052            (110,350)       (14,298)
6   Anchor Series Trust Capital Appreciation Portfolio - Class 1                5,152             (10,827)        (5,675)
4   Anchor Series Trust Government and Quality Bond Portfolio - Class 1        39,200             (50,280)       (11,080)
4   Anchor Series Trust Growth Portfolio - Class 1                             54,735             (63,256)        (8,521)
6   Anchor Series Trust Growth Portfolio - Class 1                              2,365              (2,316)            49
4   Anchor Series Trust Natural Resources Portfolio - Class 1                  10,272             (11,018)          (746)
6   Anchor Series Trust Natural Resources Portfolio - Class 1                   2,965              (3,343)          (378)
5   BlackRock Basic Value V.I. Fund - Class I                                       -             (19,913)       (19,913)
1   Dreyfus Stock Index Fund, Inc. - Initial Shares                            13,691             (21,356)        (7,665)
6   Dreyfus Stock Index Fund, Inc. - Initial Shares                             6,993              (8,314)        (1,321)
1   Fidelity VIP Asset Manager Portfolio - Initial Class                        2,724              (4,461)        (1,737)
6   Fidelity VIP Asset Manager Portfolio - Initial Class                        3,030              (2,699)           331
1   Fidelity VIP Contrafund Portfolio - Initial Class                           4,806             (10,187)        (5,381)
5   Fidelity VIP Contrafund Portfolio - Initial Class                               -             (23,312)       (23,312)
5   Fidelity VIP Contrafund Portfolio - Initial Class                               -                (559)          (559)
6   Fidelity VIP Contrafund Portfolio - Initial Class                           5,790             (11,465)        (5,675)
1   Fidelity VIP Growth Portfolio - Initial Class                              11,369             (13,941)        (2,572)
6   Fidelity VIP Growth Portfolio - Initial Class                               4,999              (6,814)        (1,815)
1   Fidelity VIP High Income Portfolio - Initial Class                          2,821              (3,287)          (466)
6   Fidelity VIP High Income Portfolio - Initial Class                          1,478              (2,774)        (1,296)
5   Fidelity VIP Index 500 Portfolio - Initial Class                                -             (13,818)       (13,818)
1   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                4,103              (5,307)        (1,204)
6   Fidelity VIP Investment Grade Bond Portfolio - Initial Class                1,737              (4,182)        (2,445)
1   Fidelity VIP Money Market Portfolio - Initial Class                        14,365             (28,080)       (13,715)
6   Fidelity VIP Money Market Portfolio - Initial Class                        22,334             (30,113)        (7,779)
1   Fidelity VIP Overseas Portfolio - Initial Class                             1,788              (4,152)        (2,364)
5   Franklin Templeton Templeton Foreign Securities Fund - Class 2                  1             (21,498)       (21,497)
1   Invesco V.I. Capital Appreciation Fund - Series I                           2,778              (3,650)          (872)
6   Invesco V.I. Capital Appreciation Fund - Series I                           3,055              (3,871)          (816)
1   Invesco V.I. International Growth Fund - Series I                           3,474              (8,368)        (4,894)
6   Invesco V.I. International Growth Fund - Series I                           2,232              (5,080)        (2,848)
6   JPMorgan Insurance Trust Core Bond Portfolio - Class 1                      3,696              (2,984)           712
6   JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1                      882                (878)             4
6   Neuberger Berman AMT Partners Portfolio - Class I                           1,535              (1,855)          (320)

                                  VA II - 36

SEPARATE ACCOUNT II
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 6 - SUMMARY OF CHANGES IN UNITS - CONTINUED

Summary of Changes in Units for the year ended December 31, 2011.

                                                                       Accumulation Units Accumulation Units Net Increase
Sub-accounts                                                                 Issued            Redeemed       (Decrease)
------------                                                           ------------------ ------------------ ------------
6   Neuberger Berman AMT Short Duration Bond Portfolio - Class I                771              (2,453)         (1,682)
6   Oppenheimer Global Securities Fund/VA - Non-Service Shares                5,077              (8,687)         (3,610)
6   Oppenheimer Main Street Fund/VA - Non-Service Shares                      6,166              (6,642)           (476)
5   PIMCO VIT Real Return Portfolio - Administrative Class                        -            (178,326)       (178,326)
5   PIMCO VIT Real Return Portfolio - Administrative Class                        -                (179)           (179)
5   PIMCO VIT Total Return Portfolio - Administrative Class                       -             (19,517)        (19,517)
4   SunAmerica Aggressive Growth Portfolio - Class 1                        143,532            (148,943)         (5,411)
6   SunAmerica Aggressive Growth Portfolio - Class 1                          9,119              (7,246)          1,873
4   SunAmerica Alliance Growth Portfolio - Class 1                          239,225            (280,095)        (40,870)
6   SunAmerica Alliance Growth Portfolio - Class 1                            5,343              (7,826)         (2,483)
4   SunAmerica Balanced Portfolio - Class 1                                  47,030             (47,173)           (143)
6   SunAmerica Balanced Portfolio - Class 1                                   3,488              (3,618)           (130)
4   SunAmerica Blue Chip Growth Portfolio - Class 1                           7,549             (12,788)         (5,239)
4   SunAmerica Capital Growth Portfolio - Class 1                             2,054              (2,041)             13
4   SunAmerica Cash Management Portfolio - Class 1                          139,196            (123,769)         15,427
4   SunAmerica Corporate Bond Portfolio - Class 1                            16,216             (14,946)          1,270
4   SunAmerica Davis Venture Value Portfolio - Class 1                       66,817             (74,817)         (8,000)
4   SunAmerica "Dogs" of Wall Street Portfolio - Class 1                     17,462             (17,183)            279
4   SunAmerica Emerging Markets Portfolio - Class 1                          35,610             (39,609)         (3,999)
4   SunAmerica Equity Opportunities Portfolio - Class 1                      26,226             (25,552)            674
4   SunAmerica Fundamental Growth Portfolio - Class 1                        94,341            (107,888)        (13,547)
4   SunAmerica Global Bond Portfolio - Class 1                               15,535             (15,372)            163
6   SunAmerica Global Bond Portfolio - Class 1                                3,795              (1,000)          2,795
4   SunAmerica Global Equities Portfolio - Class 1                           37,947             (40,479)         (2,532)
4   SunAmerica Growth Opportunities Portfolio - Class 1                      12,592             (10,813)          1,779
4   SunAmerica Growth-Income Portfolio - Class 1                             85,864             (97,368)        (11,504)
6   SunAmerica Growth-Income Portfolio - Class 1                              6,090             (13,892)         (7,802)
4   SunAmerica High-Yield Bond Portfolio - Class 1                           10,995             (10,609)            386
4   SunAmerica International Diversified Equities Portfolio - Class 1        38,250             (45,962)         (7,712)
4   SunAmerica International Growth and Income Portfolio - Class 1           54,107             (60,396)         (6,289)
6   SunAmerica Marsico Focused Growth Portfolio - Class 1                     4,124              (4,822)           (698)
4   SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1         44,207             (45,780)         (1,573)
4   SunAmerica MFS Total Return Portfolio - Class 1                          44,941             (50,439)         (5,498)
4   SunAmerica Mid-Cap Growth Portfolio - Class 1                            97,122            (109,424)        (12,302)
6   SunAmerica Mid-Cap Growth Portfolio - Class 1                            12,227             (22,729)        (10,502)
4   SunAmerica Real Estate Portfolio - Class 1                               21,381             (26,499)         (5,118)
4   SunAmerica Technology Portfolio - Class 1                                42,237             (53,526)        (11,289)
4   SunAmerica Telecom Utility Portfolio - Class 1                           31,662             (31,235)            427
4   SunAmerica Total Return Bond Portfolio - Class 1                         13,410              (5,038)          8,372
5   UIF Mid Cap Growth Portfolio - Class I Shares                                 -                (258)           (258)
5   VALIC Company I International Equities Fund                                   -             (39,405)        (39,405)
5   VALIC Company I International Equities Fund                                   -              (1,428)         (1,428)
5   VALIC Company I Small Cap Index Fund                                          -             (29,634)        (29,634)
5   VALIC Company I Small Cap Index Fund                                          1                (227)           (226)
1   Van Eck VIP Emerging Markets Fund - Initial Class                         1,894              (3,629)         (1,735)
1   Van Eck VIP Global Hard Assets Fund - Initial Class                         854              (1,562)           (708)
5   Vanguard VIF Total Bond Market Index Portfolio                                -             (14,380)        (14,380)

                                  VA II - 37

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                       For the year ended December 31
           -----------------------------------  ----------------------------------------------------------------------
                                                Investment Income
                      Unit Value                     Ratio                    Expense Ratio          Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------   ----------------------   ----------------------
AllianceBernstein Balanced Shares Portfolio - Class A /(6)/
-----------------------------------------------------------
2008             - $    -            $        -  8.44%    to     9.15%   0.90%                    -15.98%

AllianceBernstein Balanced Wealth Strategy Portfolio - Class A /(6)/
--------------------------------------------------------------------
2012        18,531 $12.11            $  224,445  2.11%                   0.90%                     12.61%
2011        19,970  10.76               214,804  2.44%                   0.90%                     -3.68%
2010        20,096  11.17               224,414  2.76%    to    29.72%   0.90%                      9.62%
2009        26,420  10.19               269,135  0.77%    to     1.22%   0.90%                     23.76%
2008        17,357   8.23               142,865  0.00%                   0.90%                    -17.69%

AllianceBernstein Global Bond Portfolio - Class A /(5)/
-------------------------------------------------------
2008             - $    -            $        - 22.27%                   0.90%                      5.10%

AllianceBernstein Global Thematic Growth Portfolio - Class A
------------------------------------------------------------
2012        83,606 $ 6.57 to  $16.04 $1,001,592  0.00%                   0.75%    to     0.90%     12.50%   to     12.67%
2011       103,616   5.83 to   14.26  1,072,533  0.60%                   0.75%    to     0.90%    -23.92%   to    -23.80%
2010       109,722   7.65 to   18.74  1,511,100  1.53%                   0.75%    to     0.90%     17.87%   to     18.05%
2009       121,255   6.48 to   15.90  1,417,960  0.00%                   0.75%    to     0.90%     52.11%   to     52.34%
2008       131,585   4.25 to   10.45  1,026,747  0.00%                   0.75%    to     0.90%    -47.84%   to    -47.76%

AllianceBernstein Growth and Income Portfolio - Class A
-------------------------------------------------------
2012        39,824 $34.78            $1,385,253  1.61%                   0.90%                     16.47%
2011        45,992  10.76 to   29.87  1,373,571  1.44%                   0.20%    to     0.90%      5.37%   to      6.10%
2010        68,889  10.14 to   28.34  1,631,911  0.00%                   0.20%    to     0.90%     12.08%   to     12.87%
2009        77,004   8.99 to   25.29  1,654,602  3.79%    to     4.02%   0.20%    to     0.90%     19.74%   to     20.58%
2008        91,577   7.08 to   21.12  1,683,840  2.10%    to     2.90%   0.20%    to     0.90%    -41.14%   to    -40.72%

AllianceBernstein Growth Portfolio - Class A
--------------------------------------------
2012        58,922 $23.79            $1,401,808  0.06%                   0.90%                     12.87%
2011        71,793  21.08             1,513,334  0.00%                   0.90%                      0.34%
2010        77,730  21.01             1,633,002  0.26%                   0.90%                     14.03%
2009        86,813  18.42             1,599,456  0.00%                   0.90%                     32.04%
2008       104,344  13.95             1,455,971  0.00%                   0.90%                    -42.99%

AllianceBernstein High Yield Portfolio - Class A/(5)/
-----------------------------------------------------
2008             - $    -     $               -  0.00%                   0.90%                     -0.79%

AllianceBernstein Intermediate Bond Portfolio - Class A /(5)/
-------------------------------------------------------------
2012         3,476 $13.20            $   45,892  4.23%                   0.90%                      5.10%
2011         4,022  12.56                50,522  4.87%                   0.90%                      5.68%
2010         4,407  11.89                52,382  5.27%                   0.90%                      8.22%
2009         3,931  10.98                43,169  3.46%                   0.90%                     17.45%
2008         4,855   9.35                45,397  0.00%                   0.90%                     -6.49%

                                  VA II - 38

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                     For the year ended December 31
           ----------------------------------  ----------------------------------------------------------------------
                                               Investment Income
                     Unit Value                    Ratio                     Expense Ratio          Total Return
           Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------ ----------------  ---------- ----------------------   ----------------------   ----------------------
AllianceBernstein Large Cap Growth Portfolio - Class A
------------------------------------------------------
2012       72,875 $ 9.05 to  $15.61  $855,895  0.32%                    0.75%    to     0.90%     15.34%   to     15.52%
2011       73,460   7.83 to   13.54   754,333  0.35%                    0.75%    to     0.90%     -3.91%   to     -3.77%
2010       77,944   8.14 to   14.09   821,747  0.44%    to     0.54%    0.75%    to     0.90%      9.11%   to      9.28%
2009       77,598   7.45 to   12.91   760,756  0.14%    to     0.15%    0.75%    to     0.90%     36.29%   to     36.49%
2008       84,958   5.46 to    9.47   623,471  0.00%                    0.75%    to     0.90%    -40.20%   to    -40.11%

AllianceBernstein Money Market Portfolio - Class A
--------------------------------------------------
2012            - $    -             $      -  0.01%                    0.00%                      0.00%
2011       14,020  12.54              175,790  0.01%                    0.90%                     -0.88%
2010       11,999  12.65              151,789  0.02%                    0.90%                     -0.89%
2009        1,689  12.76               21,559  0.25%                    0.90%                     -0.73%
2008        5,760  12.86               74,058  2.79%                    0.90%                      0.98%

AllianceBernstein Real Estate Investment Portfolio - Class A
------------------------------------------------------------
2012       19,957 $33.26 to  $35.02  $698,884  1.13%                    0.75%    to     0.90%     20.10%   to     20.28%
2011       20,278  27.69 to   29.12   590,417  1.49%                    0.75%    to     0.90%      8.06%   to      8.22%
2010       21,607  25.63 to   26.90   581,316  0.72%    to     1.37%    0.75%    to     0.90%     25.21%   to     25.40%
2009       21,659  20.47 to   21.45   464,664  2.50%    to     3.02%    0.75%    to     0.90%     28.30%   to     28.49%
2008       25,177  15.95 to   16.70   420,331  1.90%    to     2.04%    0.75%    to     0.90%    -36.26%   to    -36.17%

AllianceBernstein Small Cap Growth Portfolio - Class A
------------------------------------------------------
2012       15,809 $18.82             $297,604  0.00%                    0.90%                     13.99%
2011       22,939  16.51              378,816  0.00%                    0.90%                      3.53%
2010       21,734  15.95              346,683  0.00%                    0.90%                     35.68%
2009       24,179  11.76              284,273  0.00%                    0.90%                     40.49%
2008       29,187   8.37              244,260  0.00%                    0.90%                    -46.03%

AllianceBernstein Utility Income Portfolio - Class A /(10)/
-----------------------------------------------------------
2009            - $    -             $      -  8.66%                    0.75%                      8.93%
2008       21,061   9.74              205,197  3.16%                    0.75%                    -37.06%

American Century VP Capital Appreciation Fund - Class I
-------------------------------------------------------
2012       18,255 $15.03             $274,338  0.00%                    0.75%                     15.13%
2011       19,055  13.05              248,725  0.00%                    0.75%                     -7.20%
2010       19,944  14.07              280,543  0.00%                    0.75%                     30.31%
2009       12,477  10.79              134,685  0.67%                    0.75%                     36.05%
2008       10,325   7.93               81,919  0.00%                    0.75%                    -46.59%

American Century VP Income & Growth Fund - Class I
--------------------------------------------------
2012       11,954 $12.33             $147,344  2.15%                    0.75%                     13.89%
2011       13,892  10.82              150,357  1.51%                    0.75%                      2.34%
2010       16,009  10.58              169,308  1.50%                    0.75%                     13.29%
2009       17,665   9.33              164,902  4.27%                    0.75%                     17.21%
2008       19,220   7.96              153,066  2.15%                    0.75%                    -35.08%

                                  VA II - 39

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                 For the year ended December 31
           -----------------------------------  ---------------------------------------------------------------------
                                                  Investment Income
                      Unit Value                        Ratio                Expense Ratio          Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------  ----------------------   ----------------------
Anchor Series Trust Asset Allocation Portfolio - Class 1
--------------------------------------------------------
2012        18,359 $17.77            $  326,252          3.12%          0.75%                     11.11%
2011        18,924  15.99               302,672          2.73%          0.75%                      0.17%
2010        19,730  15.97               315,007          2.53%          0.75%                     13.01%
2009        22,748  14.13               321,399          3.48%          0.75%                     21.39%
2008        40,448  11.64               470,794          3.42%          0.75%                    -23.62%

Anchor Series Trust Capital Appreciation Portfolio - Class 1
------------------------------------------------------------
2012       142,163 $15.57 to  $21.08 $2,642,155          0.00%          0.75%                     22.97%
2011       159,681  12.67 to   17.14  2,431,110          0.00%          0.75%                     -7.74%
2010       179,654  13.73 to   18.58  2,978,623          0.12%          0.75%                     21.82%
2009       190,935  11.27 to   15.25  2,606,372          0.00%          0.75%                     35.74%
2008       245,353   8.30 to   11.24  2,514,877          0.00%          0.75%                    -40.80%

Anchor Series Trust Government and Quality Bond Portfolio - Class 1
-------------------------------------------------------------------
2012        26,641 $18.05            $  480,814          2.14%          0.75%                      3.02%
2011        29,913  17.52               524,041          2.45%          0.75%                      6.29%
2010        40,993  16.48               675,660          4.33%          0.75%                      4.20%
2009        46,533  15.82               736,030          4.36%          0.75%                      3.49%
2008        58,861  15.28               899,660          4.57%          0.75%                      3.56%

Anchor Series Trust Growth Portfolio - Class 1
----------------------------------------------
2012        74,752 $11.80 to  $13.77 $  979,015          0.58%          0.75%                     13.11%
2011        79,944  10.43 to   12.17    930,245          0.73%          0.75%                     -6.95%
2010        88,416  11.21 to   13.08  1,110,645          0.66%          0.75%                     13.29%
2009        95,010   9.89 to   11.55  1,047,098          0.95%          0.75%                     37.36%
2008       133,591   7.20 to    8.41  1,084,015          0.79%          0.75%                    -40.86%

Anchor Series Trust Natural Resources Portfolio - Class 1
---------------------------------------------------------
2012        18,872 $36.49 to  $46.06 $  781,918          1.07%          0.75%                      2.75%
2011        20,363  35.51 to   44.83    826,142          0.72%          0.75%                    -20.86%
2010        21,487  44.87 to   56.65  1,103,109          0.85%          0.75%                     15.33%
2009        22,292  38.91 to   49.12    998,885          1.48%          0.75%                     56.88%
2008        29,464  24.80 to   31.31    846,311          1.18%          0.75%                    -50.17%

BlackRock Basic Value V.I. Fund - Class I
-----------------------------------------
2012             - $    -            $        -          0.00%          0.00%                      0.00%
2011             -   9.45                     -          0.30%          0.20%                     -2.64%
2010        19,913   9.71               193,266          1.59%          0.20%                     12.58%
2009        20,299   8.62               175,001          2.05%          0.20%                     30.88%
2008        20,700   6.59 to   10.05    136,361          2.43%          0.20%    to     0.65%    -37.18%   to    -34.13%

                                  VA II - 40

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                      For the year ended December 31
           -----------------------------------  ----------------------------------------------------------------------
                                                Investment Income
                      Unit Value                    Ratio                     Expense Ratio          Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------   ----------------------   ----------------------
Dreyfus Stock Index Fund, Inc. - Initial Shares
-----------------------------------------------
2012       174,303 $11.87 to  $28.26 $3,675,742 2.12%                    0.75%    to     0.90%     14.70%   to     14.87%
2011       180,429  10.33 to   24.63  3,304,407 1.85%                    0.75%    to     0.90%      0.97%   to      1.12%
2010       189,415  10.22 to   24.40  3,472,051 1.73%    to     1.76%    0.75%    to     0.90%     13.81%   to     13.98%
2009       197,620   8.96 to   21.44  3,200,300 1.90%    to     1.98%    0.75%    to     0.90%     25.20%   to     25.39%
2008       227,770   7.15 to   17.12  2,973,977 2.14%    to     2.21%    0.75%    to     0.90%    -37.71%   to    -37.61%

Fidelity VIP Asset Manager Portfolio - Initial Class
----------------------------------------------------
2012        48,264 $14.71 to  $25.92 $1,014,293 1.55%                    0.75%    to     0.90%     11.47%   to     11.64%
2011        52,446  13.17 to   23.25    988,841 2.02%                    0.75%    to     0.90%     -3.43%   to     -3.29%
2010        53,852  13.62 to   24.08  1,060,825 1.66%                    0.75%    to     0.90%     13.24%   to     13.41%
2009        56,118  12.01 to   21.26    990,924 2.31%                    0.75%    to     0.90%     27.96%   to     28.15%
2008        60,288   9.37 to   16.62    849,376 2.69%                    0.75%    to     0.90%    -29.36%   to    -29.25%

Fidelity VIP Contrafund Portfolio - Initial Class
-------------------------------------------------
2012       115,432 $12.07 to  $24.93 $2,143,824 1.37%                    0.10%    to     0.90%     15.37%   to     16.30%
2011       125,095  10.38 to   21.61  2,025,569 0.94%                    0.10%    to     0.90%     -3.40%   to     -2.62%
2010       160,022  10.66 to   22.37  2,605,291 0.84%    to     2.09%    0.10%    to     0.90%     16.17%   to     25.76%
2009       239,270   9.61 to   19.26  3,044,674 1.32%    to     1.47%    0.20%    to     0.90%     34.49%   to     35.44%
2008       236,440   7.11 to   14.32  2,309,457 1.00%    to     1.48%    0.20%    to     0.90%    -43.03%   to    -42.63%

Fidelity VIP Growth Portfolio - Initial Class
---------------------------------------------
2012       154,955 $ 9.95 to  $24.88 $2,914,841 0.62%                    0.75%    to     0.90%     13.66%   to     13.83%
2011       168,048   8.74 to   21.89  2,813,320 0.38%                    0.75%    to     0.90%     -0.69%   to     -0.54%
2010       172,435   8.79 to   22.04  2,904,751 0.27%                    0.75%    to     0.90%     23.06%   to     23.25%
2009       179,689   7.13 to   17.91  2,435,498 0.42%                    0.75%    to     0.90%     27.14%   to     27.33%
2008       196,670   5.60 to   14.09  2,148,511 0.84%                    0.75%    to     0.90%    -47.64%   to    -47.56%

Fidelity VIP High Income Portfolio - Initial Class
--------------------------------------------------
2012        28,300 $19.75 to  $20.42 $  570,454 6.24%                    0.75%    to     0.90%     13.20%   to     13.37%
2011        25,590  17.42 to   18.04    456,123 6.80%                    0.75%    to     0.90%      3.10%   to      3.26%
2010        27,352  16.87 to   17.49    472,198 7.10%                    0.75%    to     0.90%     12.80%   to     12.97%
2009        33,813  14.93 to   15.51    517,843 8.08%                    0.75%    to     0.90%     42.67%   to     42.88%
2008        37,026  10.45 to   10.87    397,433 9.25%                    0.75%    to     0.90%    -25.66%   to    -25.55%

Fidelity VIP Index 500 Portfolio - Initial Class
------------------------------------------------
2012             - $    -            $        - 0.00%                    0.00%                      0.00%
2011             -  11.49                     - 0.00%                    0.20%                      1.84%
2010        13,818  11.28 to   15.81    155,861 1.92%                    0.20%    to     0.65%     14.28%   to     14.79%
2009        14,068   9.83 to   13.83    138,231 2.46%                    0.20%    to     0.65%     25.79%   to     26.35%
2008        14,328   7.34 to   11.00    111,419 0.61%                    0.20%    to     0.65%    -37.41%   to    -37.12%

                                  VA II - 41

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                  For the year ended December 31
           -----------------------------------  ----------------------------------------------------------------------
                                                Investment Income
                      Unit Value                   Ratio                     Expense Ratio          Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------  ----------------------   ----------------------
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
------------------------------------------------------------
2012        38,647 $18.31 to  $24.03 $  815,368  2.44%       0.75%      to          0.90%          4.95%   to      5.11%
2011        34,988  17.42 to   22.89    730,922  3.19%       0.75%      to          0.90%          6.37%   to      6.53%
2010        38,637  16.35 to   21.52    752,698  3.34%       0.75%      to          0.90%          6.84%   to      7.00%
2009        48,893  15.28 to   20.14    905,771  8.69%       0.75%      to          0.90%         14.69%   to     14.86%
2008        54,366  13.30 to   17.56    868,177  4.17%       0.75%      to          0.90%         -4.12%   to     -3.97%

Fidelity VIP Money Market Portfolio - Initial Class
---------------------------------------------------
2012       192,787 $ 9.95 to  $14.85 $2,316,155  0.13%       0.75%      to          0.90%         -0.76%   to     -0.53%
2011       158,362  11.80 to   14.97  2,027,826  0.11%       0.75%      to          0.90%         -0.79%   to     -0.64%
2010       179,856  11.87 to   15.09  2,341,236  0.18%       0.75%      to          0.90%         -0.66%   to     -0.51%
2009       158,477  11.93 to   15.19  2,094,995  0.77%       0.75%      to          0.90%         -0.18%   to     -0.03%
2008       177,442  11.94 to   15.21  2,375,847  3.02%       0.75%      to          0.90%          2.10%   to      2.25%

Fidelity VIP Overseas Portfolio - Initial Class
-----------------------------------------------
2012        15,021 $19.24            $  288,940  1.99%       0.90%                                19.66%
2011        15,981  16.08               256,912  1.39%       0.90%                               -17.91%
2010        18,345  19.58               359,238  1.19%       0.90%                                12.10%
2009        23,691  17.47               413,830  1.80%       0.90%                                25.40%
2008        32,797  13.93               456,874  2.65%       0.90%                               -44.31%

Franklin Templeton Franklin Money Market Fund - Class 1 /(7)/
-------------------------------------------------------------
2008             - $    -            $        -  2.44%       0.45%                                 0.90%

Franklin Templeton Templeton Foreign Securities Fund - Class 2
--------------------------------------------------------------
2012             - $    -            $        -  0.00%       0.00%                                 0.00%
2011             -   8.45                     -  3.36%       0.20%                               -10.81%
2010        21,497   9.48               203,692  1.77%       0.20%                                 8.19%
2009        21,915   8.76               191,933  3.07%       0.20%                                36.77%
2008        22,350   6.40 to   10.11    143,120  2.43%       0.20%      to          0.65%        -40.76%   to    -35.96%

Franklin Templeton Templeton Global Asset Allocation Fund - Class 1 /(11)/
--------------------------------------------------------------------------
2010             - $    -            $        - 11.22%       0.75%                                 3.74%
2009        28,151  15.85               446,108  8.90%       0.75%                                21.30%
2008        28,845  13.06               376,848 11.00%       0.75%                               -25.53%

Invesco V.I. Capital Appreciation Fund - Series I
-------------------------------------------------
2012             - $    -            $        -  0.00%       0.00%                                 0.00%
2011        47,770   6.92 to   10.03    417,913  0.16%       0.75%      to          0.90%         -8.73%   to     -8.60%
2010        49,458   7.57 to   10.99    473,452  0.72%       0.75%      to          0.90%         14.45%   to     14.63%
2009        50,821   6.61 to    9.60    424,617  0.62%       0.75%      to          0.90%         19.99%   to     20.17%
2008        54,284   5.50 to    8.00    382,790  0.00%       0.75%      to          0.90%        -43.01%   to    -42.92%

Invesco Van Kampen V.I. Capital Growth Fund - Series I
------------------------------------------------------
2012        45,288 $ 9.70 to  $ 9.71 $  439,489  0.00%       0.75%      to          0.90%         -2.99%   to     -2.89%

                                  VA II - 42

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                For the year ended December 31
           ----------------------------------  ---------------------------------------------------------------------
                                                 Investment Income
                     Unit Value                        Ratio                Expense Ratio          Total Return
           Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------ ----------------  ---------- ----------------------  ----------------------   ----------------------
Invesco V.I. International Growth Fund - Series I
-------------------------------------------------
2012       43,180 $16.44 to  $20.44  $805,983           1.51%          0.75%    to     0.90%     14.49%   to     14.67%
2011       43,929  14.34 to   17.85   719,412           1.67%          0.75%    to     0.90%     -7.58%   to     -7.44%
2010       51,671  15.49 to   19.31   916,566           2.24%          0.75%    to     0.90%     11.85%   to     12.02%
2009       54,806  13.83 to   17.27   876,613           1.41%          0.75%    to     0.90%     34.03%   to     34.23%
2008       64,578  10.30 to   12.88   771,456           0.50%          0.75%    to     0.90%    -40.92%   to    -40.83%

JPMorgan Bond Portfolio /(8)/
-----------------------------
2009            - $    -             $      -          11.94%          0.75%                     -1.64%
2008       11,176  10.77              120,362           9.07%          0.75%                    -16.58%

JPMorgan Insurance Trust Core Bond Portfolio - Class 1 /(8)/
------------------------------------------------------------
2012        8,005 $12.78             $102,342           4.74%          0.75%                      4.54%
2011        9,163  12.23              112,059           4.69%          0.75%                      6.66%
2010        8,451  11.47               96,894           3.47%          0.75%                      8.42%
2009       10,178  10.58              107,642           0.00%          0.75%                      5.76%

JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1 /(9)/
--------------------------------------------------------------
2012        7,591 $17.07             $129,536           1.53%          0.75%                     16.77%
2011        7,784  14.61              113,760           1.23%          0.75%                     -2.60%
2010        7,780  15.00              116,745           0.84%          0.75%                     12.73%
2009        8,351  13.31              111,158           0.00%          0.75%                     33.11%

JPMorgan U.S. Large Cap Core Equity Portfolio /(9)/
---------------------------------------------------
2009            - $    -             $      -           4.97%          0.75%                     -1.30%
2008       10,255   6.78               69,526           1.33%          0.75%                    -34.47%

Neuberger Berman AMT Large Cap Value Portfolio - Class I
--------------------------------------------------------
2012        9,267 $13.94             $129,196           0.41%          0.75%                     15.73%
2011       11,371  12.05              136,989           0.00%          0.75%                    -12.02%
2010       11,691  13.69              160,085           0.70%          0.75%                     14.80%
2009       11,741  11.93              140,047           2.17%          0.75%                     54.91%
2008       17,886   7.70              137,716           0.65%          0.75%                    -52.75%

Neuberger Berman AMT Short Duration Bond Portfolio - Class I
------------------------------------------------------------
2012        8,805 $12.93             $113,807           2.54%          0.75%                      3.82%
2011       10,151  12.45              126,374           3.66%          0.75%                     -0.46%
2010       11,833  12.51              147,986           5.17%          0.75%                      4.50%
2009       12,595  11.97              150,745           8.65%          0.75%                     12.48%
2008       10,881  10.64              115,782           4.56%          0.75%                    -14.08%

                                  VA II - 43

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED


A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                 For the year ended December 31
           -----------------------------------  ----------------------------------------------------------------------
                                                Investment Income
                      Unit Value                   Ratio                     Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------  ----------------------   ----------------------
Oppenheimer Global Securities Fund/VA - Non-Service Shares
----------------------------------------------------------
2012        32,695 $14.13            $  461,879 2.01%       0.75%                                 20.36%
2011        39,404  11.74               462,505 1.36%       0.75%                                 -8.97%
2010        43,014  12.89               554,648 1.42%       0.75%                                 15.10%
2009        47,123  11.20               527,921 2.22%       0.75%                                 38.73%
2008        53,478   8.08               431,867 1.53%       0.75%                                -40.64%

Oppenheimer Main Street Fund/VA - Non-Service Shares
----------------------------------------------------
2012        31,550 $12.29            $  387,649 0.93%       0.75%                                 16.00%
2011        38,139  10.59               403,982 0.82%       0.75%                                 -0.76%
2010        38,615  10.67               412,157 1.15%       0.75%                                 15.24%
2009        50,767   9.26               470,198 1.87%       0.75%                                 27.33%
2008        57,343   7.27               417,120 1.62%       0.75%                                -38.93%

PIMCO VIT Real Return Portfolio - Administrative Class
------------------------------------------------------
2012        10,726 $14.05            $  150,716 1.07%       0.10%                                  8.65%
2011        10,937  12.62 to   12.93    141,448 3.40%       0.10%       to          0.20%         11.44%   to    11.55%
2010       189,442  11.32 to   13.19  2,148,148 1.44%       0.10%       to          0.45%          2.89%   to     7.89%
2009       216,159  10.50 to   12.26  2,328,964 3.04%       0.20%       to          0.45%         17.83%   to    18.12%
2008       213,380   8.89 to   11.07  1,937,932 3.69%       0.20%       to          0.65%        -11.15%   to    -7.45%

PIMCO VIT Total Return Portfolio - Administrative Class
-------------------------------------------------------
2012             - $    -            $        - 0.00%       0.00%                                  0.00%
2011             -  12.83                     - 3.19%       0.20%                                  3.40%
2010        19,517  12.41               242,256 2.45%       0.20%                                  7.89%
2009        19,887  11.50               228,797 5.27%       0.20%                                 13.81%
2008        20,272  10.11 to   12.13    204,927 4.78%       0.20%       to          0.65%          1.09%   to     4.32%

SunAmerica Aggressive Growth Portfolio - Class 1
------------------------------------------------
2012       148,192 $ 8.16 to  $10.68 $1,491,228 0.00%       0.75%                                 15.35%
2011       165,733   7.07 to    9.26  1,449,380 0.00%       0.75%                                 -2.71%
2010       169,271   7.27 to    9.52  1,527,624 0.00%       0.75%                                 20.26%
2009       173,292   6.04 to    7.91  1,296,608 0.14%       0.75%                                 39.43%
2008       170,282   4.33 to    5.68    915,539 0.65%       0.75%                                -52.99%

SunAmerica Alliance Growth Portfolio - Class 1
----------------------------------------------
2012       254,032 $ 9.96 to  $10.08 $2,555,696 0.50%       0.75%                                 15.73%
2011       311,279   8.61 to    8.71  2,706,174 0.50%       0.75%                                 -3.03%
2010       354,632   8.88 to    8.98  3,179,878 0.80%       0.75%                                  9.42%
2009       371,977   8.11 to    8.21  3,048,459 0.60%       0.75%                                 39.98%
2008       410,595   5.80 to    5.86  2,404,044 0.16%       0.75%                                -41.18%

SunAmerica Balanced Portfolio - Class 1
---------------------------------------
2012        76,394 $11.62 to  $12.17 $  915,982 1.43%       0.75%                                 12.28%
2011        78,163  10.35 to   10.84    834,869 1.84%       0.75%                                  1.51%
2010        78,436  10.20 to   10.68    825,287 1.81%       0.75%                                 11.00%
2009        94,413   9.19 to    9.62    895,056 3.00%       0.75%                                 23.10%
2008       128,726   7.46 to    7.81    994,589 3.34%       0.75%                                -26.45%

                                  VA II - 44

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                      At December 31                               For the year ended December 31
           ------------------------------------ -------------------------------------------------------------------
                                                  Investment Income
                      Unit Value                        Ratio                  Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
           ------- ----------------- ---------- ----------------------  ----------------------  ----------------------
SunAmerica Blue Chip Growth Portfolio - Class 1
-----------------------------------------------
2012         5,299      $ 6.99       $   37,013          0.00%                   0.75%                   10.74%
2011         6,682        6.31           42,147          0.17%                   0.75%                   -6.29%
2010        11,921        6.73           80,245          0.28%                   0.75%                   11.68%
2009        11,303        6.03           68,128          0.29%                   0.75%                   35.82%
2008        15,760        4.44           69,944          0.55%                   0.75%                  -39.46%

SunAmerica Capital Growth Portfolio - Class 1
---------------------------------------------
2012         4,028      $ 8.43       $   33,954          0.45%                   0.75%                   13.07%
2011         4,033        7.45           30,062          0.00%                   0.75%                   -2.05%
2010         4,020        7.61           30,595          0.00%                   0.75%                    8.42%
2009         5,619        7.02           39,446          0.00%                   0.75%                   42.42%
2008         9,895        4.93           48,772          0.00%                   0.75%                  -45.57%

SunAmerica Cash Management Portfolio - Class 1
----------------------------------------------
2012       115,571      $11.84       $1,368,385          0.00%                   0.75%                   -0.99%
2011       130,453       11.96        1,560,002          0.00%                   0.75%                   -1.02%
2010       115,026       12.08        1,389,656          0.00%                   0.75%                   -0.98%
2009       195,351       12.20        2,383,428          2.53%                   0.75%                   -0.70%
2008       198,311       12.29        2,436,538          2.93%                   0.75%                    0.42%

SunAmerica Corporate Bond Portfolio - Class 1
---------------------------------------------
2012        17,273      $23.97       $  413,960          5.38%                   0.75%                   10.58%
2011        18,021       21.67          390,563          6.90%                   0.75%                    5.62%
2010        16,751       20.52          343,723          7.57%                   0.75%                   10.14%
2009        20,101       18.63          374,483          6.92%                   0.75%                   29.99%
2008        15,476       14.33          221,803          4.49%                   0.75%                   -8.47%

SunAmerica Davis Venture Value Portfolio - Class 1
--------------------------------------------------
2012        64,867      $23.23       $1,506,782          0.79%                   0.75%                   11.87%
2011        72,926       20.76        1,514,206          1.31%                   0.75%                   -4.94%
2010        80,926       21.84        1,767,696          0.71%                   0.75%                   11.35%
2009        84,538       19.62        1,658,434          1.42%                   0.75%                   32.51%
2008       116,856       14.80        1,730,056          1.73%                   0.75%                  -38.62%

SunAmerica "Dogs" of Wall Street Portfolio - Class 1
----------------------------------------------------
2012        16,291      $16.88       $  274,960          2.14%                   0.75%                   12.97%
2011        16,499       14.94          246,490          2.28%                   0.75%                   11.84%
2010        16,220       13.36          216,672          2.83%                   0.75%                   15.87%
2009        15,124       11.53          174,353          3.99%                   0.75%                   19.25%
2008        21,755        9.67          210,320          3.34%                   0.75%                  -27.14%

SunAmerica Emerging Markets Portfolio - Class 1
-----------------------------------------------
2012        28,128      $26.72       $  751,577          0.56%                   0.75%                   17.86%
2011        36,557       22.67          828,755          0.60%                   0.75%                  -26.64%
2010        40,556       30.90        1,253,273          1.34%                   0.75%                   17.63%
2009        42,594       26.27        1,118,933          0.00%                   0.75%                   75.33%
2008        59,199       14.98          886,971          1.79%                   0.75%                  -56.94%

                                  VA II - 45

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                For the year ended December 31
           -----------------------------------  -------------------------------------------------------------------
                                                  Investment Income
                      Unit Value                        Ratio                  Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------  ----------------------  ----------------------
SunAmerica Equity Opportunities Portfolio - Class 1
---------------------------------------------------
2012        25,279 $13.39            $  338,374          1.05%                   0.75%                   15.98%
2011        28,161  11.54               325,016          0.58%                   0.75%                   -0.85%
2010        27,487  11.64               319,958          0.69%                   0.75%                   16.22%
2009        27,800  10.02               278,455          1.19%                   0.75%                   31.11%
2008        34,960   7.64               267,085          1.57%                   0.75%                  -38.93%

SunAmerica Fundamental Growth Portfolio - Class 1
-------------------------------------------------
2012        84,709 $ 8.36            $  708,328          0.00%                   0.75%                   15.29%
2011        93,966   7.25               681,516          0.00%                   0.75%                   -6.19%
2010       107,513   7.73               831,183          0.00%                   0.75%                   16.13%
2009       115,572   6.66               769,354          0.00%                   0.75%                   34.96%
2008       131,731   4.93               649,762          0.00%                   0.75%                  -45.25%

SunAmerica Global Bond Portfolio - Class 1
------------------------------------------
2012        22,470 $17.48 to  $19.09 $  415,757          7.50%                   0.75%                    3.11%
2011        27,259  16.95 to   18.51    487,675          2.23%                   0.75%                    4.96%
2010        24,301  16.15 to   17.64    416,616          4.40%                   0.75%                    5.49%
2009        25,083  15.31 to   16.72    407,758          2.81%                   0.75%                    6.69%
2008        38,928  14.35 to   15.67    592,223          3.58%                   0.75%                    4.88%

SunAmerica Global Equities Portfolio - Class 1
----------------------------------------------
2012        33,508 $11.09            $  371,446          0.69%                   0.75%                   16.01%
2011        42,486   9.56               405,958          0.99%                   0.75%                  -11.05%
2010        45,018  10.74               483,613          1.65%                   0.75%                   13.49%
2009        46,646   9.47               441,540          2.53%                   0.75%                   28.43%
2008        58,075   7.37               428,034          2.36%                   0.75%                  -43.81%

SunAmerica Growth Opportunities Portfolio - Class 1
---------------------------------------------------
2012        14,868 $ 6.94            $  103,146          0.00%                   0.75%                   16.69%
2011        17,012   5.95               101,146          0.00%                   0.75%                   -3.09%
2010        15,233   6.14                93,459          0.00%                   0.75%                   23.41%
2009        11,943   4.97                59,376          0.00%                   0.75%                   17.37%
2008        17,092   4.24                72,397          0.00%                   0.75%                  -36.36%

SunAmerica Growth-Income Portfolio - Class 1
--------------------------------------------
2012       163,740 $10.78 to  $11.62 $1,844,702          1.79%                   0.75%                   12.89%
2011       182,086   9.55 to   10.29  1,818,041          0.94%                   0.75%                    7.53%
2010       201,392   8.88 to    9.57  1,870,041          0.93%                   0.75%                   10.67%
2009       194,075   8.02 to    8.65  1,630,318          1.38%                   0.75%                   27.22%
2008       224,461   6.30 to    6.80  1,482,523          1.17%                   0.75%                  -43.33%

SunAmerica High-Yield Bond Portfolio - Class 1
----------------------------------------------
2012        13,234 $19.75            $  261,308          6.10%                   0.75%                   16.11%
2011        13,465  17.01               228,976          8.78%                   0.75%                    3.50%
2010        13,079  16.43               214,895         12.36%                   0.75%                   13.75%
2009        15,773  14.44               227,834          9.48%                   0.75%                   40.96%
2008        13,854  10.25               141,964         11.73%                   0.75%                  -32.66%

                                  VA II - 46

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                                For the year ended December 31
           -----------------------------------  -------------------------------------------------------------------
                                                  Investment Income
                      Unit Value                        Ratio                  Expense Ratio         Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/ Lowest to Highest /(3)/
           ------- ----------------  ---------- ----------------------  ----------------------  ----------------------
SunAmerica International Diversified Equities Portfolio - Class 1
-----------------------------------------------------------------
2012        39,555 $10.24            $  404,912          0.95%                   0.75%                   16.47%
2011        46,195   8.79               406,012          2.13%                   0.75%                  -15.24%
2010        53,907  10.37               559,000          3.56%                   0.75%                    7.69%
2009        57,796   9.63               556,550          1.21%                   0.75%                   28.18%
2008        75,503   7.51               567,220          3.52%                   0.75%                  -39.92%

SunAmerica International Growth and Income Portfolio - Class 1
--------------------------------------------------------------
2012        47,728 $12.32            $  588,159          2.36%                   0.75%                   20.38%
2011        54,049  10.24               553,292          3.05%                   0.75%                  -14.44%
2010        60,338  11.96               721,882          3.78%                   0.75%                    6.30%
2009        66,782  11.25               751,624          0.00%                   0.75%                   26.80%
2008        73,158   8.88               649,356          2.74%                   0.75%                  -46.31%

SunAmerica Marsico Focused Growth Portfolio - Class 1
-----------------------------------------------------
2012        40,488 $13.83            $  559,798          0.32%                   0.75%                   10.42%
2011        46,720  12.52               584,998          0.33%                   0.75%                   -2.17%
2010        47,418  12.80               606,921          0.39%                   0.75%                   16.53%
2009        50,075  10.98               549,988          0.81%                   0.75%                   29.73%
2008        55,696   8.47               471,549          0.52%                   0.75%                  -41.26%

SunAmerica MFS Massachusetts Investors Trust Portfolio - Class 1
----------------------------------------------------------------
2012        37,463 $12.76            $  477,949          0.76%                   0.75%                   18.26%
2011        40,439  10.79               436,244          0.70%                   0.75%                   -2.64%
2010        42,012  11.08               465,519          0.90%                   0.75%                   10.36%
2009        46,350  10.04               465,368          1.36%                   0.75%                   25.79%
2008        44,657   7.98               356,447          1.09%                   0.75%                  -32.94%

SunAmerica MFS Total Return Portfolio - Class 1
-----------------------------------------------
2012        40,488 $18.20            $  736,777          2.82%                   0.75%                   10.48%
2011        43,060  16.47               709,219          2.63%                   0.75%                    1.17%
2010        48,558  16.28               790,561          3.18%                   0.75%                    9.22%
2009        58,342  14.91               869,682          3.54%                   0.75%                   17.59%
2008        73,915  12.68               936,964          3.38%                   0.75%                  -22.60%

SunAmerica Mid-Cap Growth Portfolio - Class 1
---------------------------------------------
2012       192,745 $ 7.84 to  $12.93 $1,995,636          0.00%                   0.75%                   15.19%
2011       218,790   6.80 to   11.23  1,975,372          0.00%                   0.75%                   -6.63%
2010       241,594   7.29 to   12.02  2,340,092          0.00%                   0.75%                   24.52%
2009       240,995   5.85 to    9.66  1,862,425          0.00%                   0.75%                   41.36%
2008       281,282   4.14 to    6.83  1,582,403          0.00%                   0.75%                  -43.79%

SunAmerica Real Estate Portfolio - Class 1
------------------------------------------
2012        15,438 $30.53            $  471,376          1.11%                   0.75%                   16.36%
2011        17,238  26.24               452,344          0.89%                   0.75%                    7.34%
2010        22,356  24.45               546,534          1.84%                   0.75%                   19.00%
2009        19,732  20.54               405,340          1.88%                   0.75%                   28.82%
2008        25,194  15.95               401,775          3.59%                   0.75%                  -44.32%

                                  VA II - 47

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                     At December 31                      For the year ended December 31
           ----------------------------------   ----------------------------------------------------------------------
                                                Investment Income
                     Unit Value                     Ratio                     Expense Ratio          Total Return
            Units  Lowest to Highest Net Assets Lowest to Highest /(1)/  Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------- ---------------   ---------- ----------------------   ----------------------   ----------------------
SunAmerica Technology Portfolio - Class 1
-----------------------------------------
2012        34,400 $ 2.61            $   89,716 0.00%                    0.75%                      6.96%
2011        32,812   2.44                80,005 0.00%                    0.75%                     -6.09%
2010        44,101   2.60               114,501 0.00%                    0.75%                     19.37%
2009        41,921   2.17                91,178 0.00%                    0.75%                     49.28%
2008        65,192   1.46                94,982 0.00%                    0.75%                    -51.50%

SunAmerica Telecom Utility Portfolio - Class 1
----------------------------------------------
2012        28,520 $13.75            $  392,256 3.52%                    0.75%                     12.63%
2011        30,494  12.21               372,382 2.42%                    0.75%                      5.47%
2010        30,067  11.58               348,113 2.76%                    0.75%                     12.74%
2009        29,283  10.27               300,739 5.27%                    0.75%                     31.08%
2008        30,913   7.84               242,205 2.67%                    0.75%                    -37.91%

SunAmerica Total Return Bond Portfolio - Class 1
------------------------------------------------
2012        13,101 $22.78            $  298,511 2.88%                    0.75%                      6.47%
2011        13,089  21.40               280,104 2.08%                    0.75%                      5.57%
2010         4,717  20.27                95,609 1.92%                    0.75%                      5.55%
2009         2,959  19.20                56,833 1.66%                    0.75%                     10.76%
2008         4,195  17.34                72,733 3.19%                    0.75%                      4.29%

UIF Mid Cap Growth Portfolio - Class I Shares
---------------------------------------------
2012        15,467 $12.96            $  200,435 0.00%                    0.10%                      8.58%
2011        15,771  11.93               188,220 0.35%                    0.10%                     -7.21%
2010        16,029  12.86  to  13.97    206,169 0.00%                    0.10%    to     0.45%     30.68%   to     31.72%
2009        47,743  10.60               506,282 0.00%                    0.45%                     56.95%
2008        43,869   6.76               296,394 0.64%                    0.45%                    -47.01%

VALIC Company I International Equities Fund
-------------------------------------------
2012        85,686 $ 9.24            $  792,006 2.80%                    0.10%                     16.91%
2011        87,369   7.41  to   7.91    690,756 2.38%                    0.10%    to     0.20%    -13.27%   to    -13.19%
2010       128,202   8.55  to   9.58  1,145,480 0.41%                    0.10%    to     0.45%      7.98%   to     24.39%
2009       295,929   7.90  to   8.87  2,585,680 2.85%                    0.20%    to     0.45%     29.02%   to     29.34%
2008       248,541   6.10  to  11.81  1,677,157 5.02%                    0.20%    to     0.65%    -43.76%   to    -38.95%

VALIC Company I Small Cap Index Fund
------------------------------------
2012        13,598 $12.44            $  169,117 1.34%                    0.10%                     15.94%
2011        13,865  10.58  to  10.73    148,728 0.49%                    0.10%    to     0.20%     -4.50%   to     -4.40%
2010        43,725  11.08  to  11.22    486,485 0.46%    to     1.32%    0.10%    to     0.45%     25.98%   to     30.13%
2009        77,246   8.77  to   8.79    678,593 1.77%                    0.20%    to     0.45%     27.65%   to     27.97%
2008        71,576   6.86  to  11.00    492,030 2.16%                    0.20%    to     0.65%    -34.90%   to    -31.44%

                                  VA II - 48

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

A summary of units outstanding, unit values, and net assets for the variable life policies and the investment income ratios, expense ratios (excluding expenses of the underlying Sub-accounts) and total returns for each of the five years in the period ended December 31, 2012 are as follows:

                    At December 31                         For the year ended December 31
           ---------------------------------   ---------------------------------------------------------------------
                                                 Investment Income
                    Unit Value                         Ratio                Expense Ratio         Total Return
           Units  Lowest to Highest Net Assets Lowest to Highest /(1)/ Lowest to Highest /(2)/  Lowest to Highest /(3)/
           ------ ---------------   ---------- ----------------------  ----------------------   ----------------------
Van Eck VIP Emerging Markets Fund - Initial Class
-------------------------------------------------
2012       12,513 $26.81             $335,465           0.00%          0.90%                     28.64%
2011       13,425  20.84              279,778           1.13%          0.90%                    -26.40%
2010       15,160  28.32              429,254           0.52%          0.90%                     25.70%
2009       14,436  22.53              325,188           0.18%          0.90%                    111.27%
2008       18,209  10.66              194,144           0.00%          0.90%                    -65.10%

Van Eck VIP Global Hard Assets Fund - Initial Class
---------------------------------------------------
2012        6,458 $37.61             $242,879           0.62%          0.90%                      2.46%
2011        6,823  36.71              250,427           1.26%          0.90%                    -17.20%
2010        7,531  44.33              333,860           0.42%          0.90%                     28.08%
2009       13,178  34.61              456,095           0.28%          0.90%                     56.12%
2008       17,599  22.17              390,151           0.36%          0.90%                    -46.61%

Vanguard VIF Total Bond Market Index Portfolio
----------------------------------------------
2012            - $    -             $      -           0.00%          0.00%                      0.00%
2011            -  12.44                    -           6.68%          0.20%                      7.44%
2010       14,380  11.58              166,560           3.58%          0.20%                      6.29%
2009       14,655  10.90              159,705           4.28%          0.20%                      5.73%
2008       14,941  10.31  to  11.98   154,002           4.24%          0.20%    to     0.65%      3.07%    to    4.55%

/(1)/These amounts represent the dividends, excluding capital gain distributions from mutual funds, received by the Sub-account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reduction in the unit value. The recognition of investment income by the Sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-accounts invest. In 2012 these amounts represent the aggregate ratio of each underlying fund, rather than a range as presented in prior years.

/(2)/These amounts represent the annualized policy expenses of the Account, consisting primarily of mortality and expense risk charges, for each year indicated. These ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/(3)/These amounts represent the total return for the years indicated, including changes in the value of the underlying Sub-account, and reflect deductions for those expenses that result in a direct reduction to unit values. The total return does not include policy charges deducted directly from account values. For the years ended December 31, 2012, 2010, 2009, 2008, and 2007, a total return was calculated using the initial unit value for the Sub-account if the Sub-account became an available investment option during the year and the underlying Fund was not available at the beginning of the year.

/(4)/Effective April 30, 2007, Dreyfus VIF Small Company Stock Portfolio -
     Initial Shares was closed and liquidated.

/(5)/Effective April 25, 2008, AllianceBernstein Global Bond Portfolio -
     Class A and AllianceBernstein High Yield Portfolio - Class A were acquired by AllianceBernstein U.S. Government/High Grade Securities Portfolio - Class A, which subsequently changed its name to AllianceBernstein Intermediate Bond Portfolio - Class A.

/(6)/Effective September 26, 2008, AllianceBernstein Balanced Shares - Class A was acquired by AllianceBernstein Balanced Wealth Strategy Portfolio - Class A.

/(7)/Effective April 24, 2009, Franklin Templeton Franklin Money Market Fund -
     Class 1 was closed and liquidated.

/(8)/Effective April 24, 2009, JPMorgan Bond Portfolio was acquired by JPMorgan
     Insurance Trust Core Bond Portfolio - Class 1.

                                  VA II - 49

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 7 - FINANCIAL HIGHLIGHTS - CONTINUED

/(9)/Effective April 24, 2009, JPMorgan U.S. Large Cap Core Equity Portfolio was acquired by JPMorgan Insurance Trust Diversified Equity Portfolio - Class 1, which subsequently changed its name to JPMorgan Insurance Trust U.S. Equity Portfolio - Class 1.

/(10)/Effective September 25, 2009, AllianceBernstein Utility Income Portfolio
      - Class A was closed and liquidated.

/(11)/Effective April 30, 2010, Franklin Templeton Templeton Global Asset
      Allocation Fund - Class 1 was closed and liquidated.

                                  VA II - 50

SEPARATE ACCOUNT II
OF THE AMERICAN GENERAL LIFE INSURANCE COMPANY
NOTES TO FINANCIAL STATEMENTS - CONTINUED

NOTE 8 - OTHER MATTERS


The Company is a subsidiary of American International Group. Information on American International Group is publicly available in its regulatory filings with the U.S. Securities and Exchange Commission ("SEC").

                                  VA II - 51

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                  INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                                 Page
                                                                                                Numbers
                                                                                                -------
Report of Independent Registered Public Accounting Firm                                               1
Consolidated Balance Sheets - December 31, 2012 and 2011                                         2 to 3
Consolidated Statements of Income - Years Ended December 31, 2012, 2011 and 2010                      4
Consolidated Statements of Comprehensive Income - Years Ended December 31, 2012, 2011 and 2010        5
Consolidated Statements of Equity - Years Ended December 31, 2012, 2011 and 2010                      6
Consolidated Statements of Cash Flows - Years Ended December 31, 2012, 2011 and 2010             7 to 8
Notes to Consolidated Financial Statements                                                      9 to 82

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of American General Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income, of comprehensive income, of equity and of cash flows present fairly, in all material respects, the financial position of American General Life Insurance Company and its subsidiaries (the "Company"), an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG"), at December 31, 2012 and 2011, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2012 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As discussed in Note 1 to the consolidated financial statements, effective December 31, 2012, the Company merged with several AIG affiliated insurance companies, with the Company being the surviving legal entity.

As discussed in Note 2 to the consolidated financial statements, as of January 1, 2012, the Company retrospectively adopted a new accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts.

/s/ PricewaterhouseCoopers LLP

Houston, TX
April 27, 2013

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

                                                                                              December 31,
                                                                                         ----------------------
                                                                                           2012       2011
                                                                                         -------- -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                             (In Millions)
ASSETS
Investments:
   Fixed maturity securities, available for sale, at fair value
     (amortized cost: 2012 - $92,439; 2011 - $92,072)                                    $104,320   $ 99,585
   Fixed maturity securities, trading, at fair value                                           --        953
   Hybrid securities, at fair value
     (cost: 2012 - $1,326; 2011 - $210)                                                     1,327        186
   Equity securities, available for sale, at fair value
     (cost: 2012 - $54; 2011 - $82)                                                            83        155
   Equity securities, trading, at fair value                                                  562         --
   Mortgage and other loans receivable
     (net of allowance: 2012 - $155; 2011 - $233)                                           8,245      8,418
   Policy loans                                                                             1,587      1,642
   Investment real estate
     (net of accumulated depreciation of: 2012 - $176; 2011 - $166)                           519        328
   Partnerships and other invested assets                                                   6,750      6,736
   Aircraft
     (net of accumulated depreciation and impairment of: 2012 - $1,158; 2011 - $1,056)        984      1,095
   Short-term investments
     (portion measured at fair value: 2012 - $3,193; 2011 - $1,450)                         4,793      3,206
   Derivative assets, at fair value                                                           756        672
                                                                                         --------   --------
Total investments                                                                         129,926    122,976
Cash                                                                                          325        292
Restricted cash                                                                                72         95
Investment in AIG
  (cost: 2012 - $10; 2011 - $10)                                                                4          3
Accrued investment income                                                                   1,117      1,137
Amounts due from related parties                                                              241         91
Reinsurance receivables                                                                     1,758      1,842
Deferred policy acquisition costs and value of business acquired                            4,497      5,095
Deferred sales inducements                                                                    354        555
Income taxes receivable                                                                       438         --
Other assets                                                                                  954        830
Separate account assets, at fair value                                                     27,942     25,103
                                                                                         --------   --------
TOTAL ASSETS                                                                             $167,628   $158,019
                                                                                         ========   ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                    CONSOLIDATED BALANCE SHEETS (Continued)


                                                                                           December 31,
                                                                                      -------------------------
                                                                                        2012          2011
                                                                                       --------   -------------
                                                                                                  (as adjusted,
                                                                                                   see Note 1)
                                                                                      (In Millions, except share
                                                                                               data)
LIABILITIES AND EQUITY
Liabilities:
   Future policy benefits                                                             $ 29,642      $ 28,148
   Policyholder contract deposits                                                       72,925        74,445
   Policy claims and benefits payable                                                      738           821
   Other policyholders' funds                                                            2,007         2,026
   Income taxes payable to parent                                                           --             2
   Deferred income taxes payable                                                         1,706         1,184
   Notes payable - to affiliates, net                                                      142           201
   Notes payable - to third parties, net                                                   158           175
   Amounts due to related parties                                                          135           111
   Securities lending payable                                                            1,466            --
   Derivative liabilities, at fair value                                                   967           717
   Other liabilities                                                                     3,639         2,424
   Separate account liabilities                                                         27,942        25,103
                                                                                       --------     --------
TOTAL LIABILITIES                                                                      141,467       135,357
                                                                                       --------     --------
COMMITMENTS AND CONTINGENT LIABILITIES (SEE NOTE 13)
AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY:
   Preferred stock, $100 par value, 8,500 shares authorized, issued and outstanding          1             1
   Common stock, $10 par value, 600,000 shares authorized, issued and outstanding            6             6
   Additional paid-in capital                                                           25,368        27,250
   Accumulated deficit                                                                  (5,274)       (8,291)
   Accumulated other comprehensive income                                                5,893         3,536
                                                                                       --------     --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY                              25,994        22,502
                                                                                       --------     --------
NONCONTROLLING INTERESTS                                                                   167           160
                                                                                       --------     --------
TOTAL EQUITY                                                                            26,161        22,662
                                                                                       --------     --------
TOTAL LIABILITIES AND EQUITY                                                          $167,628      $158,019
                                                                                       ========     ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                              Years ended December 31,
                                                                                        -----------------------------------
                                                                                          2012       2011          2010
                                                                                        -------  ------------- -------------
                                                                                                 (as adjusted, (as adjusted,
                                                                                                  see Note 1)   see Note 1)
                                                                                                   (In Millions)
REVENUES:
   Premiums and other considerations                                                    $ 1,616     $ 1,615       $ 1,632
   Net investment income                                                                  7,001       6,440         7,213
   Net realized investment gains (losses):
       Total other-than-temporary impairments on available for sale securities             (127)       (434)         (615)
       Portion of other-than-temporary impairments on available for sale fixed
         maturity securities recognized in accumulated other comprehensive income          (170)        (32)         (145)
                                                                                        -------     -------       -------
       Net other-than-temporary impairments on available for sale securities
         recognized in net income                                                          (297)       (466)         (760)
       Other realized investment gains                                                      844         248           356
                                                                                        -------     -------       -------
          Total net realized investment gains (losses)                                      547        (218)         (404)
   Insurance charges                                                                      1,334       1,365         1,416
   Other income:
       Variable annuity fees                                                                629         517           471
       Commissions                                                                          540         507           450
       Investment advisory fees                                                             316         297           259
       Rental income from aircraft operating leases                                         192         197           196
       Other                                                                                633         452           483
                                                                                        -------     -------       -------
TOTAL REVENUES                                                                           12,808      11,172        11,716
                                                                                        -------     -------       -------
BENEFITS AND EXPENSES:
   Policyholder benefits                                                                  4,247       3,875         3,507
   Interest credited on policyholder contract deposits                                    2,820       2,575         2,697
   Amortization of deferred policy acquisition costs and value of business acquired         665         982           992
   Amortization of deferred sales inducements                                               114         205           179
   General and administrative expenses, net of deferrals                                  1,666       1,528         1,579
   Commissions, net of deferrals                                                            894         758           699
                                                                                        -------     -------       -------
TOTAL BENEFITS AND EXPENSES                                                              10,406       9,923         9,653
                                                                                        -------     -------       -------
INCOME BEFORE INCOME TAX BENEFIT                                                          2,402       1,249         2,063
INCOME TAX EXPENSE (BENEFIT):
   Current                                                                                   29        (170)          (15)
   Deferred                                                                                (651)       (543)       (1,115)
                                                                                        -------     -------       -------
TOTAL INCOME TAX BENEFIT                                                                   (622)       (713)       (1,130)
                                                                                        -------     -------       -------
NET INCOME                                                                                3,024       1,962         3,193
LESS: NET INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                              7         (35)            7
                                                                                        -------     -------       -------
NET INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                              $ 3,017     $ 1,997       $ 3,186
                                                                                        =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

                                                                                           Years ended December 31,
                                                                                     -----------------------------------
                                                                                       2012       2011          2010
                                                                                     -------  ------------- -------------
                                                                                              (as adjusted, (as adjusted,
                                                                                               see Note 1)   see Note 1)
                                                                                                (In Millions)
NET INCOME                                                                           $ 3,024     $ 1,962       $ 3,193
OTHER COMPREHENSIVE INCOME:
   Net unrealized gains of fixed maturity investments on which other-than-temporary credit impairments were taken - net of reclassification
     adjustments                                                                       1,452         325         1,267
   Deferred income tax expense on above changes                                         (545)       (111)         (447)
   Net unrealized gains on all other invested assets arising during the current
     period - net of reclassification adjustments                                      3,143       3,087         3,012
   Deferred income tax expense on above changes                                       (1,015)     (1,104)       (1,096)
   Adjustment to deferred policy acquisition costs, value of business acquired and
     deferred sales inducements                                                         (716)       (385)         (615)
   Deferred income tax benefit on above changes                                          257         134           216
   Insurance loss recognition                                                           (336)     (1,478)         (234)
   Deferred income tax benefit on above changes                                          119         519            81
   Foreign currency translation adjustments                                               (3)          3             7
   Deferred income tax (expense) benefit on above changes                                  1          (1)           (3)
                                                                                     -------     -------       -------
OTHER COMPREHENSIVE INCOME                                                             2,357         989         2,188
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME                                                                   5,381       2,951         5,381
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO NONCONTROLLING INTERESTS                       7         (35)            7
                                                                                     -------     -------       -------
COMPREHENSIVE INCOME ATTRIBUTABLE TO AMERICAN GENERAL LIFE INSURANCE                 $ 5,374     $ 2,986       $ 5,374
                                                                                     =======     =======       =======

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY

                                                                              Years ended December 31,
                                                                        -----------------------------------
                                                                          2012       2011          2010
                                                                        -------  ------------- -------------
                                                                                 (as adjusted, (as adjusted,
                                                                                  see Note 1)   see Note 1)
                                                                                   (In Millions)
PREFERRED STOCK:
   Balance at beginning and end of year                                 $     1    $      1      $      1
COMMON STOCK:
   Balance at beginning and end of year                                       6           6             6
ADDITIONAL PAID-IN CAPITAL:
   Balance at beginning of year                                          27,250      29,026        29,170
       Capital contributions from Parent (see Note 14)                       --          16             6
       Return of capital                                                 (1,882)     (1,792)         (150)
                                                                        -------    --------      --------
   Balance at end of year                                                25,368      27,250        29,026
                                                                        -------    --------      --------
ACCUMULATED DEFICIT:
   Balance at beginning of year                                          (8,291)    (10,290)      (12,533)
       Cumulative effect of accounting change, net of tax                    --          --          (943)
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                 (8,291)    (10,290)      (13,476)
       Net income attributable to AGL                                     3,017       1,997         3,186
       Other                                                                 --           2            --
                                                                        -------    --------      --------
   Balance at end of year                                                (5,274)     (8,291)      (10,290)
                                                                        -------    --------      --------
ACCUMULATED OTHER COMPREHENSIVE INCOME:
   Balance at beginning of year                                           3,536       2,547           338
       Cumulative effect of accounting change, net of tax                    --          --            21
                                                                        -------    --------      --------
   Adjusted balance at beginning of year                                  3,536       2,547           359
       Other comprehensive income                                         2,357         989         2,188
                                                                        -------    --------      --------
   Balance at end of year                                                 5,893       3,536         2,547
                                                                        -------    --------      --------
TOTAL AMERICAN GENERAL LIFE INSURANCE SHAREHOLDER'S EQUITY               25,994      22,502        21,290
                                                                        -------    --------      --------
NONCONTROLLING INTERESTS:
   Balance at beginning of year                                             160         195           188
       Net income (loss) attributable to noncontrolling interests             7         (35)            7
                                                                        -------    --------      --------
   Balance at end of year                                                   167         160           195
                                                                        -------    --------      --------
TOTAL EQUITY                                                            $26,161    $ 22,662      $ 21,485
                                                                        =======    ========      ========

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                         Years ended December 31,
                                                                                   ------------------------------------
                                                                                     2012        2011          2010
                                                                                   --------  ------------- -------------
                                                                                             (as adjusted, (as adjusted,
                                                                                              see Note 1)   see Note 1)
                                                                                               (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  3,024    $  1,962      $  3,193
ADJUSTMENTS TO RECONCILE NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES:
Interest credited on policyholder contract deposits                                   2,820       2,575         2,697
Fees charged for policyholder contract deposits                                      (1,137)     (1,191)       (1,140)
Amortization of deferred policy acquisition costs and value of business acquired        665         982           992
Amortization of deferred sales inducements                                              114         205           179
Net realized investment (gains) losses                                                 (547)        218           404
Foreign exchange transaction (gains) losses                                              (1)         --            --
Equity in income of partnerships and other invested assets                             (314)       (201)         (316)
Depreciation and amortization                                                            31          39            43
Flight equipment depreciation                                                           102         110           121
Amortization (accretion) of net premium/discount on investments                        (774)       (638)         (828)
Provision for deferred income taxes                                                    (651)       (581)       (1,551)
Unrealized (gains) losses in earnings - net                                             102          (4)         (349)
Capitalized interest                                                                    (36)       (138)         (162)
CHANGE IN:
   Trading securities, at fair value                                                     --           2            --
   Accrued investment income                                                             20         (83)          (32)
   Amounts due to/from related parties                                                 (126)        220             2
   Reinsurance receivables                                                               84          64            69
   Deferral of deferred policy acquisition costs and value of business acquired        (604)       (679)         (537)
   Deferral of sales inducements                                                         (5)        (10)           (9)
   Income taxes currently receivable/payable                                           (449)       (155)          855
   Other assets                                                                         (71)         13          (176)
   Future policy benefits                                                               922         865           346
   Other policyholders' funds                                                           (19)        (56)          (74)
   Other liabilities                                                                    266          (8)          514
Other, net                                                                              152         (82)          135
                                                                                   --------    --------      --------
       NET CASH PROVIDED BY OPERATING ACTIVITIES                                      3,568       3,429         4,376
                                                                                   --------    --------      --------
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of:
   Fixed maturity securities, available for sale                                    (18,902)    (28,181)      (26,248)
   Equity securities                                                                   (562)        (17)          (28)
   Mortgage and other loans                                                            (961)     (1,224)         (831)
   Flight equipment                                                                     (11)        (14)           (9)
   Acquired businesses, net                                                             (48)         --            --
   Other investments, excluding short-term investments                               (4,215)     (1,469)       (1,498)
Sales of:
   Fixed maturity securities, available for sale                                     15,386      10,505        19,160
   Equity securities                                                                     36         133           130
   Mortgage and other loans                                                             397          --           200
   Flight equipment                                                                       7         102            --
   Divested businesses, net                                                              35          --            --
   Other investments, excluding short-term investments                                2,167       2,067         1,304
Redemptions and maturities of:
   Fixed maturity securities, available for sale                                      6,043       7,677         6,390
   Mortgage and other loans                                                             875         572         1,137
   Other investments, excluding short-term investments                                  598         274           313
Purchases of property, equipment and software                                           (24)        (24)          (23)
Sales of property, equipment and software                                                 1           1            --
Change in restricted cash                                                                23           4           (22)
Change in short-term investments                                                     (1,587)      8,879        (2,816)
                                                                                   --------    --------      --------
       NET CASH USED IN INVESTING ACTIVITIES                                       $   (742)   $   (715)     $ (2,841)
                                                                                   --------    --------      --------

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
               CONSOLIDATED STATEMENTS OF CASH FLOWS (Continued)


                                                                    Years ended December 31,
                                                              -----------------------------------
                                                                2012       2011          2010
                                                              -------  ------------- -------------
                                                                       (as adjusted, (as adjusted,
                                                                        see Note 1)   see Note 1)
                                                                         (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account deposits                                 $ 5,011     $ 8,243       $ 5,909
Policyholder account withdrawals                               (4,830)     (5,798)       (4,694)
Net exchanges to/(from) separate accounts                        (756)       (361)         (211)
Claims and annuity payments                                    (2,572)     (2,723)       (2,259)
Proceeds from repurchase agreements                               857          --            --
Repayment of notes payable                                       (202)       (159)         (232)
Federal Home Loan Bank borrowings                                  60          --            --
Security deposits on flight equipment                             (12)        (11)           39
Change in securities lending payable                            1,466          --            --
Cash overdrafts                                                    67          28            68
Return of capital                                              (1,882)     (1,792)         (150)
                                                              -------     -------       -------
   NET CASH USED IN FINANCING ACTIVITIES                       (2,793)     (2,573)       (1,530)
                                                              -------     -------       -------
INCREASE IN CASH                                                   33         141             5
CASH AT BEGINNING OF PERIOD                                       292         151           146
                                                              -------     -------       -------
CASH AT END OF PERIOD                                         $   325     $   292       $   151
                                                              =======     =======       =======
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                             $   132     $   201       $   164
Interest (received) paid                                      $    25     $   (11)      $  (157)
Non-cash activity:
Sales inducements credited to policyholder contract deposits  $    66     $   110       $   108
Other various non-cash contributions                          $    --     $    15       $     3

          See accompanying notes to consolidated financial statements

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American General Life Insurance Company ("AGL" or the "Company"), including its wholly-owned subsidiaries, is a wholly-owned subsidiary of AGC Life Insurance Company ("AGC Life" or the "Parent"), which is in turn an indirect, wholly owned subsidiary of American International Group, Inc. ("AIG").

The Company is a leading provider of individual term and universal life insurance solutions to middle-income and high-net-worth customers, as well as a leading provider of fixed deferred annuities to bank customers. Primary products include term life insurance, universal and whole life insurance, accident and health insurance, fixed and variable annuities, indexed deferred annuities, fixed payout annuities, private placement variable annuities, structured settlement contracts, terminal funding annuities, immediate annuities, corporate-owned life insurance, bank-owned life insurance, guaranteed investment contracts ("GICs") and group benefits. The Company distributes its products through Matrix Direct and various independent marketing organizations, independent and career insurance agents, financial institutions, structured settlement brokers and benefit consultants. The Company, through its subsidiaries Integra Business Processing Solutions, Inc. ("Integra"), AIG Enterprise Services ("AIGES"), SunAmerica Asset Management Corp. ("SAAMCo") and AGL's wholly owned broker-dealer subsidiary American General Equity Services Corporation ("AGESC"), also provides support services to certain affiliated insurance companies.

SAAMCo and its wholly owned distributor, SunAmerica Capital Services, Inc. ("SACS"), and its wholly owned servicing agent, SunAmerica Fund Services, Inc. ("SFS"), represent the Company's asset management operations. These companies earn fee income by managing, distributing and administering a diversified family of mutual funds, and variable annuity subaccounts offered within the Company's variable annuity products, distributing their retail mutual funds and providing professional management of individual, corporate and pension plan portfolios.

The operations of the Company are influenced by many factors, including general economic conditions, financial condition of AIG, monetary and fiscal policies of the federal government and policies of state and other regulatory authorities. The level of sales of the Company's insurance and financial products is influenced by many factors, including general market rates of interest, the strength, weakness and volatility of equity markets and terms and conditions of competing products. The Company is exposed to the risks normally associated with a portfolio of fixed income securities, namely interest rate, option, liquidity and credit risks. The Company controls its exposure to these risks by, among other things, closely monitoring and managing the duration and cash flows of its assets and liabilities, monitoring and limiting prepayments and extension risk in its portfolio, maintaining a large percentage of its portfolio in highly liquid securities, engaging in a disciplined process of underwriting, and reviewing and monitoring credit risk. The Company also is exposed to market risk, policyholder behavior risk and mortality/longevity risk. Market volatility may result in increased risks related to death and living guaranteed benefits on the variable annuity products, as well as reduced fee income on variable product assets held in separate accounts. These guaranteed benefits are sensitive to equity market conditions.

On December 31, 2012, the Company merged with several other insurance companies within AIG's Life and Retirement segment, with AGL being the surviving company, to implement a more efficient legal entity structure, while continuing to market products and services under currently existing brands. The merged companies, American General Life Insurance Company of Delaware ("AGLD"), American General Assurance Company ("AGAC"), American General Life and Accident ("AGLA"), Western National Life Insurance Company ("WNL"), SunAmerica Annuity and Life Assurance Company ("SAAL") and SunAmerica Life Insurance Company ("SALIC") were also indirect, wholly-owned subsidiaries of AIG. Also on December 31, 2012, the ownership of The Variable Annuity Life Insurance Company ("VALIC") was transferred from AGL to AGC Life. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements include the financial position, operating results and cash flows of AGLD, AGAC, AGLA, WNL, SAAL and SALIC and exclude VALIC for all periods presented.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


On November 30, 2012, AIG, as the ultimate parent, finalized a stock purchase agreement with a third party and sold all of the common stock of American General Property Insurance Company ("AGPIC"), a subsidiary of AGLA, and American General Indemnity Company ("AGIC"), a subsidiary of AGAC, for approximately $35 million cash. The operating results of AGPIC and AGIC are included in the statements of income through the date of the sale.

On November 30, 2012, AIG Advisor Group Inc., an indirect, wholly-owned subsidiary of SALIC, acquired Woodbury Financial Services from the Hartford Financial Services Group Inc. Woodbury Financial Services is a leading independent broker-dealer. The purchase price was approximately $48 million.

Effective December 31, 2011, American General Life Companies ("AGLC"), a subsidiary of AGL, merged with AGL, the surviving entity. The merger represented a transaction among entities under common control. Assets and liabilities transferred between entities under common control are accounted for at historical cost. The accompanying consolidated financial statements were not impacted by this transaction as AGLC was previously consolidated with AGL prior to this merger.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PREPARATION OF FINANCIAL STATEMENTS

The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") and include the accounts of the Company, including its wholly owned subsidiaries and variable interest entities ("VIE") in which the Company has partial ownership interests. All significant intercompany accounts and transactions are eliminated in consolidation. Certain prior period items have been reclassified to conform to the current period's presentation.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the application of accounting policies that often involve a significant degree of judgment. The Company considers the accounting policies that are most dependent on the application of estimates and assumptions to be those relating to items considered by management in the determination of:

    .  future policy benefits for life and accident and health contracts;

    .  policyholder contract deposits;

    . recoverability of assets, including deferred policy acquisition costs ("DAC") and reinsurance;

    .  estimated gross profits ("EGPs") for investment-oriented products;

    .  other-than-temporary impairments;

    . income tax assets and liabilities, including recoverability of deferred tax assets and the predictability of future tax operating profitability of the character necessary to realize deferred tax assets; and

    .  fair value measurement of certain financial assets and liabilities.

These accounting estimates require the use of assumptions about matters, some of which are highly uncertain at the time of estimation. To the extent actual experience differs from the assumptions used, the Company's consolidated financial condition, results of operations and cash flows could be materially affected.

Out of Period Adjustments

In 2012, the Company recorded the effect of out of period adjustments which decreased pre-tax income by $109 million. The out of period adjustments are primarily related to certain GIC contracts being incorrectly set up at issuance in the Company's administration system. The Company also recorded the net effect of an out of period adjustment which decreased equity by $30 million. The out of period adjustment was related to an update in the methodology which the company uses to calculate the shadow DAC amortization on a certain block of business. As a result of this correction, shadow DAC was previously understated by $46 million. The Company has evaluated these corrections taking into account both qualitative and quantitative factors and considered the impact of these

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

corrections to 2012 as well as the materiality to the prior periods in which they originated. Management believes these corrections are not material to the accompanying 2012 financial statements.

Consolidation of Variable Interest Entities

The consolidated financial statements include the accounts of AGL, our controlled subsidiaries (generally through a greater than 50 percent ownership of voting rights of a voting interest entity), and VIEs in which we are the primary beneficiary. Equity investments in corporate entities that we do not consolidate, but in which we hold 20 percent to 50 percent of the voting rights and investments in partnership and partnership-like entities for which we have more than minor influence over operating and financial policies, are accounted for under the equity method unless we have elected the fair value option.

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 2003-1 Trust ("Castle 1 Trust"), a Delaware statutory trust established on July 31, 2003. In 2004, the Company purchased
80.1 percent of the non-voting preferred equity issued by Castle 2003-2 Trust ("Castle 2 Trust"), a Delaware statutory trust established on November 21, 2003. See Notes 6 and 16.

The business of Castle 1 Trust, Castle 2 Trust and their wholly owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. The accounts of Castle 1 Trust and Castle 2 Trust have been included in these consolidated financial statements.

The Company also consolidates its investment in various limited partnerships.

INSURANCE CONTRACTS

The insurance contracts accounted for in these consolidated financial statements include both long-duration and short-duration contracts.

Long-duration contracts include traditional whole life, term life, limited payment, endowment, guaranteed renewable term life, participating life, universal life, variable universal life, fixed and variable annuities, equity-indexed annuities, single premium immediate annuities, structured settlements, terminal funding annuities, and GICs. Long-duration contracts generally require the performance of various functions and services over a period of more than one year. The contract provisions generally cannot be changed or canceled by the insurer during the contract period; however, many contracts issued by the Company allow the insurer to revise certain elements used in determining premium rates or policy benefits, subject to guarantees stated in the contracts.

Short-duration contracts include group life, accident and health and credit insurance policies. These contracts provide insurance protection for a fixed period of short-duration which enables the insurer to cancel or adjust the provisions of the contract at the end of any contract period, such as adjusting the amount of premiums charged or coverage provided.

INVESTMENTS

Fixed Maturity and Equity Securities

Bonds held to maturity are carried at amortized cost when the Company has the ability and positive intent to hold these securities until maturity. When the Company does not have the ability or positive intent to hold bonds until maturity, these securities are classified as available for sale or as trading and are carried at fair value. None of our fixed maturity securities met the criteria for held to maturity classification at December 31, 2012 or 2011.

Fixed maturity and equity securities classified as available-for-sale are carried at fair value. Unrealized gains and losses from available for sale investments in fixed maturity and equity securities are reported as a separate component of accumulated other comprehensive income, net of deferred taxes and an adjustment to DAC and deferred sales inducements, in shareholder's equity. Realized gains and losses on the sale of investments are recognized in income at the date of sale and are determined by using the specific cost identification method.

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Interest on fixed maturity securities is recorded as income when earned and is adjusted for any amortization of premium or accretion of discount. Premiums and discounts arising from the purchase of bonds classified as available for sale are treated as yield adjustments over their estimated holding periods, until maturity, or call date, if applicable. Dividend income on equity securities is generally recognized as income on the ex-dividend date. For investments in certain residential mortgage-backed securities ("RMBS"), commercial mortgage-backed securities ("CMBS"), collateralized debt obligations ("CDO") and asset backed securities ("ABS"), (collectively, structured securities), recognized yields are updated based on current information regarding the timing and amount of expected undiscounted future cash flows. For high credit quality structured securities, effective yields are recalculated based on actual payments received and updated prepayment expectations, and the amortized cost is adjusted to the amount that would have existed had the new effective yield been applied since acquisition with a corresponding charge or credit to net investment income. For structured securities that are not high credit quality, effective yields are recalculated and adjusted prospectively based on changes in expected undiscounted future cash flows. For purchased credit impaired ("PCI") securities, at acquisition, the difference between the undiscounted expected future cash flows and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over the securities' remaining lives on a level-yield basis. Subsequently, effective yields recognized on PCI securities are recalculated and adjusted prospectively to reflect changes in the contractual benchmark interest rates on variable rate securities and any significant increases in undiscounted expected future cash flows arising due to reasons other than interest rate changes.

The Company may elect to measure any hybrid financial instrument at fair value, with changes in fair value recognized in net investment income, if the hybrid instrument contains an embedded derivative that would otherwise be required to be bifurcated and accounted for separately. The election to measure the hybrid instrument at fair value is made on an instrument-by-instrument basis at the acquisition or issuance date and is irrevocable.

Fixed maturity and equity securities classified as trading securities are carried at fair value. Trading securities include the Company's previous economic interest in Maiden Lane II LLC ("ML II"), which is carried at fair value. For discussion on ML II, see Notes 3 and 4. Realized and unrealized gains and losses on trading securities are reported in net investment income.

Impairment Policy

Fixed Maturity Securities

If the Company intends to sell a fixed maturity security or it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis and the fair value of the security is below amortized cost, an other-than-temporary impairment has occurred and the amortized cost is written down to current fair value, with a corresponding charge to earnings. When assessing the Company's intent to sell a fixed maturity security, or whether it is more likely than not that the Company will be required to sell a fixed maturity security before recovery of its amortized cost basis, management evaluates relevant facts and circumstances including, but not limited to, decisions to reposition the Company's investment portfolio, sales of securities to meet cash flow needs and sales of securities to take advantage of favorable pricing.

For all other fixed maturity securities for which a credit impairment has occurred, the amortized cost is written down to the estimated recovery value with a corresponding charge to earnings. Changes in fair value compared to recovery value, if any, are charged to unrealized appreciation (depreciation) of fixed maturity investments on which other-than-temporary credit impairments are taken (a component of accumulated other comprehensive income).

When estimating future cash flows for a structured fixed maturity security (e.g., RMBS, CMBS, CDO, ABS), management considers historical performance of underlying assets and available market information as well as bond-specific structural considerations, such as credit enhancement and priority of payment structure of the security. In addition, the process of estimating future cash flows includes, but is not limited to, the following critical inputs, which vary by asset class:

    .  Current delinquency rates;

    .  Expected default rates and the timing of such defaults;

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


    .  Loss severity and the timing of any recovery; and

    .  Expected prepayment speeds.

For corporate, municipal and sovereign fixed maturity securities determined to be credit impaired, management considers the fair value as the recovery value when available information does not indicate that another value is more relevant or reliable. When management identifies information that supports a recovery value other than the fair value, the determination of a recovery value considers scenarios specific to the issuer and the security, and may be based upon estimates of outcomes of corporate restructurings, political and macroeconomic factors, stability and financial strength of the issuer, the value of any secondary sources of repayment and the disposition of assets.

The Company considers severe price declines in its assessment of potential credit impairments. The Company may also modify its modeled outputs for certain securities when it determines that price declines are indicative of factors not comprehended by the cash flow models.

In periods subsequent to the recognition of an other-than-temporary impairment charge for available for sale fixed maturity securities that are not foreign exchange related, the Company generally prospectively accretes into earnings the difference between the new amortized cost and the expected undiscounted recovery value over the remaining expected holding period of the security.

Equity Securities

The Company evaluates its available for sale equity securities, equity method and cost method investments for impairment by considering such securities as candidates for other-than-temporary impairment if they meet any of the following criteria:

    . The security has traded at a significant (25 percent or more) discount to cost for an extended period of time (nine consecutive months or longer);

    . A discrete credit event has occurred resulting in (i) the issuer defaulting on a material outstanding obligation; (ii) the issuer seeking protection from creditors under the bankruptcy laws or any similar laws intended for court-supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    . The Company has concluded that it may not realize a full recovery on its investment, regardless of the occurrence of one of the foregoing events.

The determination that an equity security is other-than-temporarily impaired requires the judgment of management and consideration of the fundamental condition of the issuer, its near-term prospects and all the relevant facts and circumstances. The above criteria also consider circumstances of a rapid and severe market valuation decline in which the Company could not reasonably assert that the impairment period would be temporary (severity losses).

Mortgage and Other Loans Receivable

Mortgage and other loans receivable primarily include commercial mortgage loans on real estate (net of related collateral), bank loans and guaranteed loans. Mortgage loans are classified as loans held for investment or loans held for sale.

Loans classified as "held for investment" are those that the Company has the intent and ability to hold for the foreseeable future, or until maturity or payoff. Mortgage loans held for investment are carried at unpaid principal balances less valuation allowances and deferred fees or expenses and plus or minus adjustments for the accretion or amortization of discount or premium. Interest income on such loans is accrued as earned. Interest income, amortization of premiums and discounts and prepayment fees are reported in net investment income in the consolidated statements of income. Non-refundable loan origination fees and certain incremental direct origination

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

costs are offset and the resulting net amount is deferred and amortized in net investment income over the life of the related loan as an adjustment of the loan's yield. Loan commitment fees are generally deferred and recognized in net investment income as an adjustment of yield over the related life of the loan or upon expiration of the commitment if the commitment expires unexercised.

The Company does not currently hold any loans classified as held for sale.

Impairment of mortgage and other loans receivable is based on certain risk factors, including past due status. For commercial mortgage loans, impaired value is based on the fair value of underlying collateral, which is determined based on the expected net future cash flows of the collateral, less estimated costs to sell. An allowance is typically established for the difference between the impaired value of the loan and its current carrying amount. Additional allowance amounts are established for incurred but not specifically identified impairments, based on the analysis of internal risk ratings and current loan values. Internal risk ratings are assigned based on the consideration of risk factors including debt service coverage, loan-to-value ratio or the ratio of the loan balance to the estimated value of the property, property occupancy, profile of the borrower and of the major property tenants, economic trends in the market where the property is located, and condition of the property. These factors and the resulting risk ratings also provide a basis for determining the level of monitoring performed at both the individual loan and the portfolio level. When all or a portion of a commercial mortgage loan is deemed uncollectible, the uncollectible portion of the carrying value of the loan is charged off against the allowance. Interest income on such impaired loans is recognized as cash is received.

Policy Loans

Policy loans are carried at unpaid principal amount. There is no allowance for policy loans because these loans serve to reduce the death benefit paid when the death claim is made and the balances are effectively collateralized by the cash surrender value of the policy.

Investment Real Estate

Real estate is classified as held for investment or available for sale, based on management's intent. Real estate held for investment is carried at cost, less accumulated depreciation and impairment write-downs. Properties acquired through foreclosure and held for sale are carried at the lower of its carrying amount or fair value less estimated costs to sell the property.

The Company's investments in real estate are periodically evaluated for recoverability whenever changes in circumstances indicate the carrying amount of an asset may be impaired. When impairment indicators are present, the Company compares expected investment cash flows to carrying value. When the expected cash flows are less than the carrying value, the investments are written down to fair value with a corresponding charge to earnings.

Partnerships and Other Invested Assets

Partnerships in which AIG holds less than a three percent interest (five percent in 2011) are carried at fair value and the change in fair value is recognized as a component of accumulated other comprehensive income. With respect to partnerships in which AIG holds in the aggregate a three percent or greater interest or less than three percent interest but in which AIG has more than a minor influence over the operations of the investee, the Company's carrying value is its share of the net asset value of the partnerships. The changes in such net asset values, accounted for under the equity method, are recorded in earnings through net investment income. In applying the equity method of accounting, the Company consistently uses the most recently available financial information provided by the general partner or manager of each of these investments, which is generally one to three months prior to the end of the Company's reporting period. The financial statements of these investees are generally audited annually.

The Company's partnership investments are evaluated for impairment consistent with the evaluation of equity securities for impairments as discussed above. Such evaluation considers market conditions, events and volatility that may impact the recoverability of the underlying investments within these partnerships and is based on the nature of the underlying investments and specific inherent risks. Such risks may evolve based on the nature of the underlying investments.

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Other invested assets include the Company's carrying value of its ownership in the Federal Home Loan Bank ("FHLB") of Dallas and mutual funds. Mutual funds consist of seed money for mutual funds and investments in retail mutual funds used as investment vehicles for the Company's variable annuity separate accounts and are carried at market value.

Aircraft

Aircraft owned by Castle 1 Trust and Castle 2 Trust are recorded at cost (adjusted for any impairment charges), net of accumulated depreciation. Depreciation is generally computed on a straight-line basis to a residual value of approximately 15 percent of the cost of the asset over its estimated useful life of 25 years. Certain major additions and modifications to aircraft may be capitalized. The residual value estimates are reviewed periodically to ensure continued appropriateness. Aircraft are periodically reviewed for impairment and an impairment loss is recorded when the estimate of undiscounted future cash flows expected to be generated by the aircraft is less than its carrying value (net book value).

Short-Term Investments

Short-term investments include interest-bearing money market funds, investment pools, and other investments with original maturities within one year from the date of purchase.

Derivative Financial Instruments

The Company takes positions from time to time in certain derivative financial instruments in order to mitigate or hedge the impact of changes in interest rates, foreign currencies and equity markets on cash flows from investment income, policyholder liabilities and equity. Financial instruments used by the Company for such purposes include interest rate swaps, foreign currency swaps, index options (long and short positions) and futures contracts (short positions on U.S. treasury notes and U.S. long bonds). The Company does not engage in the use of derivative instruments for speculative purposes and is neither a dealer nor trader in derivative instruments.

The Company issues equity-indexed universal life and annuity products, which contain embedded derivatives associated with guarantees tied to certain indices. The Company purchases call options from the S&P 500 Index, the Dow Jones EURO STOXX 50, Nikkei 225 Index and the Hang Seng Index to offset the increase in its liabilities resulting from the indexed features of these products. With the exception of premiums required for the purchase of publicly-traded or over-the-counter traded options and futures, derivatives contracts purchased by the Company require no up-front cash payment and provide for net settlement.

The Company issues or has issued certain variable annuity products that offer optional guaranteed living benefits which are considered embedded derivatives that are required to be bifurcated from the host contract and carried at fair value. The Company hedges a portion of the risk associated with these guarantees by utilizing both exchange traded and over-the-counter options and exchange traded futures. Exchange traded options and futures are marked to market using observable market quotes while over-the-counter options are marked to market through matrix pricing that utilizes observable market inputs.

See Note 5 for further discussion of embedded derivatives.

The Company believes its hedging activities have been and remain economically effective, but do not currently qualify for hedge accounting. The Company carries all derivatives, with the exception of bifurcated embedded derivatives, at fair value in the consolidated balance sheets as derivative assets or derivative liabilities. The fair value of the bifurcated embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. Changes in the fair value of all derivatives, with the exception of those which hedge the Company's GIC liabilities, are reported as part of net realized investment gains and losses in the consolidated statements of income. The change in fair value of derivatives which hedge the GIC liabilities are reported in policyholder benefits.

See Notes 3 and 5 for additional disclosures.

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CASH

Cash represents cash on hand and non-interest bearing demand deposits.

RESTRICTED CASH

Castle 1 Trust and Castle 2 Trust maintain various restricted cash accounts, primarily lessee-funded accounts, which are not available for general use. Restricted cash primarily consists of security deposits from lessees and swap collateral from the swap counterparty that are required to be segregated from other funds. Restricted cash also includes cash which is segregated under provisions of the Securities Exchange Act of 1934 and represents estimated breakpoint refund reserves.

DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED ("VOBA") AND DEFERRED SALES INDUCEMENTS

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

Policy acquisition costs for traditional life and accident and health insurance products are generally deferred and amortized, with interest, over the premium paying period. Policy acquisition costs and policy issuance costs related to universal life, and investment-type products (investment-oriented products) are deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts. EGPs are composed of net investment income, net realized investment gains and losses, fees, surrender charges, expenses, and mortality gains and losses.

DAC for investment-oriented products is also adjusted with respect to EGPs as a result of changes in the net unrealized gains or losses on fixed maturity and equity securities available for sale. Because fixed maturity and equity securities available for sale are carried at aggregate fair value, an adjustment is made to DAC equal to the change in amortization that would have been recorded if such securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. For long-duration traditional business, if such reinvestment would not be sufficient to recover DAC, and meet policyholder obligations, an adjustment to DAC and additional future policy benefits for those products is recorded using best estimates that incorporate a review of assumptions regarding mortality, morbidity, persistency, maintenance expenses and investment returns. The change in this adjustment, net of tax, is included with the change in net unrealized gains (losses) on fixed maturity and equity securities available for sale that is credited or charged directly to accumulated other comprehensive income.

VOBA is determined at the time of acquisition and is reported in the consolidated balance sheets with DAC. This value is based on the present value of future pre-tax profits discounted at yields applicable at the time of purchase. For participating life, traditional life and accident and health insurance products, VOBA is amortized over the life of the business similar to that for DAC based on the assumptions at purchase. For universal life and investment-oriented products, VOBA is amortized in relation to the EGPs for each period. Similar to DAC, VOBA is adjusted for the impact of net unrealized gains (losses) on securities in the same manner as DAC and reported with the same financial statement line items.

With respect to the variable annuity contracts, the Company uses a "reversion to the mean" methodology which allows the Company to maintain its long-term assumptions, while also giving consideration to the effect of deviations from these assumptions occurring in the current period. A DAC unlocking is performed when

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

management determines that key assumptions (e.g. market return, surrender rates, etc.) should be modified. The DAC asset is recalculated using the new assumptions. The use of a reversion to the mean assumption is common within the industry; however, the parameters used in the methodology are subject to judgment and vary within the industry. Any resulting adjustment is included in income as an adjustment to DAC. DAC is grouped consistent with the manner in which the insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the current and projected future profitability of the underlying insurance contracts.

With respect to the Company's variable universal life policies and variable annuity products, the assumption for the long-term growth of the separate account assets used by the Company in the determination of DAC amortization is
8.3 percent and 7.5 percent, respectively.

The Company currently offers sales inducements, which may include enhanced crediting rates or bonus payments to policyholders on certain of its products. Sales inducements provided to the policyholder are recognized as part of the liability for policyholder contract deposits on the consolidated balance sheets. The cost of such sales inducements is deferred and amortized over the life of the policy using the same methodology and assumptions used to amortize DAC. To qualify for such accounting treatment, the sales inducement must be explicitly identified in the contract at inception, and the Company must demonstrate that such amounts are incremental to amounts the Company credits on similar contracts without bonus interest, and are higher than the contracts expected ongoing crediting rates for periods after the bonus period.

The asset management operations defer distribution costs that are directly related to the sale of mutual funds that have a 12b-1 distribution plan and/or contingent deferred sales charge feature (collectively, "Distribution Fee Revenue"). The Company amortizes these deferred distribution costs on a straight-line basis, adjusted for redemptions, over a period ranging from one year to eight years depending on share class. Amortization of these deferred distribution costs is increased if at any reporting period the value of the deferred amount exceeds the projected Distribution Fee Revenue. The projected Distribution Fee Revenue is impacted by estimated future withdrawal rates and the rates of market return. Management uses historical activity to estimate future withdrawal rates and average annual performance of the equity markets to estimate the rates of market return.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

The Company issues or has issued variable annuities and variable universal life contracts, for which the investment risk lies solely with the policyholder, except with respect to amounts invested in the fixed-rate account option and minimum guarantees made by the Company with respect to certain policies. The assets supporting the variable portion of variable annuities and variable universal life contracts are carried at fair value and reported as separate account assets with an equivalent liability in the consolidated balance sheets. Separate account assets are primarily shares in mutual funds, which are based on the quoted net asset value per share and are insulated from the Company's creditors. Investment income, realized investment gains (losses), and policyholder account deposits and withdrawals related to separate accounts are excluded from the consolidated statements of income, comprehensive income and cash flows. The Company receives administrative fees and other fees for assuming mortality and certain expense risks. Such fees are included in other revenue in the consolidated statements of income.

FUTURE POLICY BENEFITS

The liability for future policy benefits is established using assumptions described in Note 8 herein. Future policy benefits primarily include the reserves for traditional life and annuity payout contracts and are based on estimates of the cost of future policy benefits. Reserves for traditional life are determined using the net level premium method based on actuarial assumptions as to mortality, persistency, interest and expenses established at the policy issue date. Also included in future policy benefits is the liability for annuities issued in structured settlement arrangements whereby a claimant has agreed to settle a general insurance claim in exchange for fixed payments over a fixed determinable period of time with a life contingency feature. Structured settlement liabilities are presented on a discounted basis as the settled claims are fixed and determinable. Additionally, the future policy benefits include the liability for guaranteed minimum death benefit ("the GMDB"). A majority of the Company's variable annuity products are issued with a death benefit feature which provides that, upon the death of a policyholder, the policyholder's beneficiary will receive the greater of (i) the policyholder's account value, or (ii) a guaranteed

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

minimum benefit that varies by product and type of benefit elected by the policyholder. Depending on the product, the GMDB may equal the principal invested, adjusted for withdrawals. The GMDB has issue age and other restrictions to reduce mortality risk exposure. The Company bears the risk that death claims following a decline in the financial markets may exceed policyholder account balances, and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Earnings enhancement benefits ("EEB") is a feature the Company has offered on certain variable annuity products. For contract holders who elect the feature, the EEB provides an additional death benefit amount equal to a fixed percentage of earnings in the contract, subject to certain maximums. The Company bears the risk that account values following favorable performance of the financial markets will result in greater EEB death claims and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

Guaranteed minimum income benefits ("GMIB") is a feature the Company offered on certain variable annuity products from 1998 to 2006. If included in the contract, GMIB provides a minimum fixed annuity payment guarantee after a specified waiting period. The Company bears the risk that the performance of the financial markets will not be sufficient for accumulated contract holder account balances to support GMIB benefits and that the fees collected under the contract and reinsurance recoveries, if any, are insufficient to cover the costs of the benefit to be provided.

The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The EEB liability is determined each period end by estimating the expected value of the EEB and recognizing it ratably over the accumulation period based on total expected assessments. The GMIB liability is determined each period end by estimating the expected value of the annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The Company regularly evaluates estimates used and adjusts the GMDB, EEB and GMIB liability balances, with a related charge or credit to policyholder benefits in the consolidated statements of income if actual experience or other evidence suggests that earlier assumptions should be revised. See Note 8 for additional disclosure.

POLICYHOLDER CONTRACT DEPOSITS

Policyholder contract deposits are recorded at accumulated value (deposits received and net transfers from separate accounts, plus accrued interest, less withdrawals and assessed fees). Deposits collected on non-traditional life insurance and annuity products, such as those sold by the Company, are not reflected as revenues in the Company's consolidated statements of income, as they are recorded directly to policyholder contract deposits upon receipt. Policyholder contract deposits also include the Company's liabilities for guaranteed minimum withdrawal benefit ("GMWB") and guaranteed minimum account value ("GMAV"), accounted for as embedded derivatives at fair value. The changes in fair value of the liability for GMWB and GMAV are reported in net realized investment gains (losses) in the consolidated statements of income.

GMWB is a feature the Company began offering on certain variable annuity products in May of 2004. If available and elected by the policyholder at time of contract issuance and depending on the provisions of the feature elected, this feature provides a guaranteed annual stream of income payments either for a specified period of time or for life, regardless of market performance. The amount of the guaranteed withdrawal stream is determined from a guaranteed benefit base amount that is dependent upon the specific feature elected. The Company bears the risk that protracted under-performance of the financial markets and/or better than expected longevity could result in higher GMWB benefits being higher than the underlying policyholder account balance and the risk that the fees collected under the contract are insufficient to cover the costs of the benefits to be provided.

GMAV is a feature that was offered on certain variable annuity products from the third quarter of 2002 to May 2009. If available and elected by the contract holder at the time of contract issuance, this feature guarantees that the account value under the contract will at least equal the amount of premiums invested during the first ninety days of the contract, adjusted for any subsequent withdrawals, at the end of a ten-year waiting period. The Company bears the risk that protracted under-performance of the financial markets could result in GMAV benefits being higher than

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            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

the underlying contract holder account balance and that the fees collected under the contract are insufficient to cover the costs of the benefit to be provided.

The fair value of the liabilities for GMWB and GMAV requires significant management estimates and is based on the present value of expected benefits to be paid less the present value of fee income associated with the guarantees. The fair value estimate of the GMWB and GMAV guarantees include unobservable inputs such as management's estimate of policyholder behavior as well as such observable inputs as swap curves and market calibrated implied volatility. The valuation technique used to measure the fair value of embedded policy derivatives incorporates an additional spread to the swap curve used to value those embedded policy derivatives.

Equity-indexed annuities and equity-indexed universal life contracts offer a guaranteed minimum interest rate plus a contingent return based on some internal or external equity index. This feature is accounted for in accordance with accounting standards for derivative instruments.

POLICY CLAIMS AND BENEFITS PAYABLE

Policy claims and benefits payable include amounts representing: (i) the actual in-force amounts for reported life claims and an estimate of incurred but not reported ("IBNR") claims; and (ii) an estimate, based upon prior experience, for accident and health reported and IBNR losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments are reflected in current period income.

The Company is now taking enhanced measures to, among other things, routinely match policyholder records with the Social Security Administration Death Master File ("SSDMF") to determine if its insured parties, annuitants, or retained account holders have died and to locate beneficiaries when a claim is payable. If the beneficiary/account owner does not make contact with the Company within 120 days, the Company will conduct a "Thorough Search" to locate the beneficiary/account owner. A "Thorough Search" includes at least three attempts in writing to contact the beneficiary and if unsuccessful, at least one contact attempt using a phone number and/or email address in Company records.

OTHER POLICYHOLDERS' FUNDS

Included in other policyholders' funds are primarily unearned revenue reserves ("URR"), liabilities for dividends arising out of participating business, reserves for experience-rated group products and liabilities for policyholder premium deposit funds.

URR consists of front end loads on interest sensitive contracts, representing those policy loads that are non-level and typically higher in initial policy years than in later policy years. Front end loads for interest sensitive life insurance policies are generally deferred and amortized, with interest, in relation to the incidence of EGPs to be realized over the estimated lives of the contracts and are subject to the same adjustments due to changes in the assumptions underlying EGPs as DAC.

Liabilities for dividends arise from participating products issued by the Company. Participating products are those which share in the earnings of the Company based on provisions within the insurance contracts sold. These dividends are declared annually by the Company's Board of Directors and may be paid in cash, or they may be applied to reduce future premiums or purchase additional benefits, or they may be left to accumulate with interest until a later date. In addition, certain participating whole life insurance contracts are subject to unique participating policyholder dividend requirements that are imposed by state law. As such, the Company establishes an additional liability because it is required by statute to return 90 percent of the profits from the contracts to the policyholders in the form of policyholder dividends which will be paid in the future but are not yet payable. The profits used in the liability calculation consist of discrete components for operating income, realized gains and losses and unrealized gains and losses pertaining to the policies and the assets supporting them. The impact of the unrealized gains and losses component is recorded through other comprehensive income.

Provisions for experience rating refunds arise from contractual obligations between the Company and the groups being insured. Periodic assessments of the experience of the insured groups are undertaken and the group

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

participates in the profits of the business, either through adjustments to premiums or through refunds from the liability for the refund.

Premium deposit funds represent a liability for premiums received in advance of their due dates. Such premiums are allowed to accumulate with interest until they are due, at which time the premiums are applied to the underlying policies.

PREMIUM RECOGNITION

Premiums for traditional life insurance products are recognized as revenue when due. For limited-payment contracts, net premiums are recorded as revenue. The difference between the gross received and the net premium is deferred and recognized as a change in policyholder benefits in the consolidated statements of income.

Premiums on accident and health policies are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as reserves for unearned premiums within future policy benefits in the consolidated balance sheets. The Company estimates and accrues group premiums due but not yet collected.

NET INVESTMENT INCOME

Net investment income represents income primarily from the following sources in the Company's operations:

    . Interest income and related expenses, including amortization of premiums and accretion of discounts on bonds with changes in the timing and the amount of expected principal and interest cash flows reflected in the yield, as applicable.

    . Dividend income from common and preferred stock and distributions from other investments.

    . Realized and unrealized gains and losses from investments in trading securities accounted for at fair value and investments for which the fair value option has been elected.

    . Earnings from private equity funds and hedge funds investments accounted for under the equity method.

    .  Interest income on mortgage, policy and other loans.

NET REALIZED INVESTMENT GAINS AND LOSSES

Net realized investment gains and losses are determined by specific identification. The net realized investment gains and losses are generated primarily from the following sources:

    . Sales of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected), real estate, investments in private equity funds and hedge funds and other types of investments.

    . Reductions to the cost basis of fixed maturity and equity securities (except trading securities accounted for at fair value and investments which the fair value option has been elected) and other invested assets for other-than-temporary impairments.

    . Changes in fair value of derivative assets and liabilities, except for those instruments that are designated as economic hedges of financial instruments for which the fair value option has been elected.

    .  Exchange gains and losses resulting from foreign currency transactions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


INSURANCE CHARGES AND OTHER

Most receipts for annuities and interest-sensitive life insurance policies are classified as deposits instead of revenue. Revenues for these contracts consist of mortality, expense, and surrender charges and are included in insurance charges in the consolidated statements of income. As discussed under "Other Policyholders' Funds" within this note, policy charges that compensate the Company for future services are deferred and recognized in income over the period earned, using the same assumptions used to amortize DAC. Variable annuity and variable universal life fees and asset management fees are recorded as income in other revenue when earned.

INCOME TAXES

Deferred taxes and liabilities are established for temporary differences between the financial reporting basis and the tax basis of assets and liabilities, at the enacted tax rates expected to be in effect when the temporary differences reverse. The effect of a tax rate change is recognized in income in the period of enactment. State income taxes are included in income tax expense.

A valuation allowance for deferred tax assets is provided if it is more likely than not that some portion of the deferred tax asset will not be realized. An increase or decrease in a valuation allowance that results from a change in circumstances that causes a change in judgment about the realizability of the related deferred tax asset is included in income.

RECENT ACCOUNTING STANDARDS

FUTURE APPLICATION OF ACCOUNTING STANDARDS

Testing Indefinite-Lived Intangible Assets for Impairment

In July 2012, the Financial Accounting Standards Board ("FASB") issued an accounting standard that allows a company the option to first assess qualitatively whether it is more likely than not that an indefinite-lived intangible asset is impaired. A company is not required to calculate the fair value of an indefinite-lived intangible asset and perform the quantitative impairment test unless the company determines it is more likely than not the asset is impaired.

The standard is effective for annual and interim impairment tests performed for fiscal years beginning after September 15, 2012. While early adoption was permitted, the Company adopted the standard on its required effective date of January 1, 2013. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Disclosures about Offsetting Assets and Liabilities

In February 2013, the FASB issued guidance that clarifies the scope of transactions subject to disclosures about offsetting assets and liabilities. The guidance applies to derivatives, repurchase agreements and reverse purchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with specific criteria contained in FASB Accounting Standards Codification or subject to a master netting arrangement or similar agreement.

The standard is effective for fiscal years and interim periods beginning on or after January 1, 2013, and will be applied retrospectively to all comparative periods presented. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

Presentation of Comprehensive Income

In February 2013, the FASB issued guidance on the presentation requirements for items reclassified out of accumulated other comprehensive income. Companies will be required to disclose the effect of significant items reclassified out of accumulated other comprehensive income on the respective line items of net income or provide a cross-reference to other disclosures currently required under GAAP for relevant items.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The standard is effective for annual and interim reporting periods beginning after December 15, 2012. The Company does not expect adoption of the standard to have a material effect on its consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2012:

Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts

In October 2010, the FASB issued an accounting standard that amends the accounting for costs incurred by insurance companies that can be capitalized in connection with acquiring or renewing insurance contracts. The standard clarifies how to determine whether the costs incurred in connection with the acquisition of new or renewal insurance contracts qualify as DAC. The Company adopted the standard retrospectively on January 1, 2012.

Deferred policy acquisition costs represent those costs that are incremental and directly related to the successful acquisition of new or renewal insurance contracts. The Company defers incremental costs that result directly from, and are essential to, the acquisition or renewal of an insurance contract. Such costs generally include agent or broker commissions and bonuses, premium taxes, and medical and inspection fee that would not have been incurred if the insurance contract had not been acquired or renewed. Each cost is analyzed to assess whether it is fully deferrable. The Company partially defers costs, including certain commissions, when it does not believe the entire cost is directly related to the acquisition or renewal of insurance contracts.

The Company also defers a portion of employee total compensation and payroll-related fringe benefits directly related to time spent performing specific acquisition or renewal activities including costs associated with the time spent on underwriting, policy issuance and processing, and sales force contract selling. The amounts deferred are derived based on successful efforts for each distribution channel and/or cost center from which the cost originates.

The method the Company uses to amortize DAC did not change as a result of the adoption of the standard.

The adoption of the standard resulted in an increase to beginning of period accumulated deficit for the earliest period presented and a decrease in the amount of capitalized costs in connection with the acquisition or renewal of insurance contracts. Accordingly, the Company revised its historical financial statements and accompanying notes in the financial statements for the changes in DAC and associated changes in acquisitions expenses and income taxes.

The following table presents amounts as of December 31, 2011 as if the Company had previously reported merged financial statements, to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated balance sheet.

                                                                     As Previously Effect of As Currently
                                                                       Reported     Change     Reported
DECEMBER 31, 2011                                                    ------------- --------- ------------
                                                                                (in Millions)
Balance Sheet:
   Deferred policy acquisition cost and value of business acquired     $  6,298     $(1,203)   $  5,095
   Deferred sales inducements                                               516          39         555
   Income tax receivable                                                   (280)        280          --
   Total assets                                                         158,903        (884)    158,019
   Deferred income tax payable                                            1,311        (127)      1,184
   Total liabilites                                                     135,484        (127)    135,357
   Accumulated deficit                                                   (7,345)       (946)     (8,291)
   Accumulated other comprehensive income                                 3,347         189       3,536
   Total AGL shareholder's equity                                        23,259        (757)     22,502
   Total equity                                                          23,419        (757)     22,662
   Total laibilities and equity                                         158,903        (884)    158,019

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present amounts for the years ended December 31, 2011 and 2010 as if the Company had previously reported merged financial statements to reflect the effect of the change due to the retrospective adoption of the standard, and the adjusted amounts that are reflected in the consolidated statements of income and consolidated statements of cash flows.

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $1,234       $(252)     $  982
   Amortization of deferred sales inducements                             183          22         205
   General and administrative expenses, net of deferrals                1,310         218       1,528
   Commissions, net of deferrals                                          731          27         758
   Total benefits and expenses                                          9,908          15       9,923
   Income before income tax benefit                                     1,264         (15)      1,249
   Income tax benefit                                                    (709)         (4)       (713)
   Net income                                                           1,973         (11)      1,962
   Net income attributable to AGL                                       2,008         (11)      1,997

                                                                    As Previously Effect of As Currently
                                                                      Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                        ------------- --------- ------------
                                                                               (in Millions)
Statement of Income:
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                 $ 1,231      $(239)    $   992
   Amortization of deferred sales inducements                              177          2         179
   General and administrative expenses, net of deferrals                 1,393        186       1,579
   Commissions, net of deferrals                                           670         29         699
   Total benefits and expenses                                           9,675        (22)      9,653
   Income before income tax benefit                                      2,041         22       2,063
   Income tax benefit                                                   (1,136)         6      (1,130)
   Net income                                                            3,177         16       3,193
   Net income attributable to AGL                                        3,170         16       3,186

Adoption of the standard did not affect the previously reported totals for net cash flows provided by (used in) operating, investing, or financing activities, but did affect the following components of net cash flows provided by operating activities.

                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2011                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $1,973       $ (11)     $1,962
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                       1,234        (252)        982
   Amortization of deferred sales inducements                                  183          22         205
   Provision for deferred income taxes                                        (577)         (4)       (581)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                 (924)        245        (679)
   Income taxes currently receivable/payable                                  (161)          6        (155)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                         As Previously Effect of As Currently
                                                                           Reported     Change     Reported
YEAR ENDED DECEMBER 31, 2010                                             ------------- --------- ------------
                                                                                    (in Millions)
Cash flows from operating activities:
   Net income                                                               $ 3,177      $  16     $ 3,193
   Amortization of deferred policy acquisition costs and value of
     busniess acquired                                                        1,231       (239)        992
   Amortization of deferred sales inducements                                   177          2         179
   Provision for deferred income taxes                                       (1,557)         6      (1,551)
   Deferral of deferred policy acquisition costs and value of busniess
     acquired                                                                  (752)       215        (537)
   Income taxes currently receivable/payable                                    848          7         855

Reconsideration of Effective Control for Secured Borrowings

In April 2011, the FASB issued an accounting standard that amends the criteria used to determine effective control for repurchase agreements and other similar agreements such as securities lending transactions. The standard modifies the criteria for determining when these transactions would be accounted for as secured borrowings (i.e., financings) instead of sales of the securities.

The standard removes from the assessment of effective control the requirement that the transferor have the ability to repurchase or redeem the financial assets on substantially agreed terms, even in the event of default by the transferee. The removal of this requirement makes the level of collateral received by the transferor in a repurchase agreement or similar agreement irrelevant in determining whether the transaction should be accounted for as a sale. Consequently, more repurchase agreements, securities lending transactions and similar arrangements will be accounted for as secured borrowings.

The guidance in the standard was required to be applied prospectively to transactions or modifications that occur on or after January 1, 2012. There are no repurchase agreements that continue to be accounted for as sales as of December 31, 2012.

Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards ("IFRS")

In May 2011, the FASB issued an accounting standard that amends certain aspects of the fair value measurement guidance in GAAP, primarily to achieve the FASB's objective of a converged definition of fair value and substantially converged measurement and disclosure guidance with IFRS. The measurement and disclosure requirements under GAAP and IFRS are now generally consistent, with certain exceptions including the accounting for day one gains and losses, measuring the fair value of alternative investments using net asset value and certain disclosure requirements.

The standard's fair value measurement and disclosure guidance applies to all companies that measure assets, liabilities, or instruments classified in shareholder's equity at fair value or provide fair value disclosures for items not recorded at fair value. The guidance clarifies existing guidance on the application of fair value measurements, changes certain principles or requirements for measuring fair value, and requires significant additional disclosures for Level 3 valuation inputs. The new disclosure requirements were applied prospectively. The standard became effective for the Company beginning January 1, 2012. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows. See Note 3 herein.

Presentation of Comprehensive Income

In June 2011, the FASB issued an accounting standard that requires the presentation of comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. In the two-statement approach, the first statement should present total net income and its components, followed consecutively by a second statement that presents total other comprehensive income and its components. The standard became

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

effective beginning January 1, 2012 with retrospective application required. The standard did not have any effect on the Company's consolidated financial condition, results of operations or cash flows.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2011:

Fair Value Measurements and Disclosures

In January 2010, the FASB issued an accounting standard that requires fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this fair value guidance clarifies the disclosure requirements about the level of disaggregation and valuation techniques and inputs. This guidance became effective for the Company beginning on January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements within the rollforward of Level 3 activity, which were effective for the Company beginning on January 1, 2011. See Note 3.

Consolidation of Investments in Separate Accounts

In April 2010, the FASB issued an accounting standard that clarifies that an insurance company should not combine any investments held in separate account interests with its interest in the same investment held in its general account when assessing the investment for consolidation. Separate accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders who bear the investment risk. The standard also provides guidance on how an insurer should consolidate an investment fund when the insurer concludes that consolidation of an investment is required and the insurer's interest is through its general account in addition to any separate accounts. The new standard became effective for the Company on January 1, 2011. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

A Creditor's Determination of Whether a Restructuring is a Troubled Debt Restructuring

In April 2011, the FASB issued an accounting standard that amends the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring ("TDR") and requires additional disclosures about a creditor's troubled debt restructuring activities. The standard clarifies the existing guidance on the two criteria used by creditors to determine whether a modification or restructuring is a troubled debt restructuring: (i) whether the creditor has granted a concession and (ii) whether the debtor is experiencing financial difficulties. The standard became effective for the Company for interim and annual periods beginning on July 1, 2011. The Company applied the guidance in the accounting standard retrospectively for all modifications and restructuring activities that had occurred since January 1, 2011. For receivables that were considered impaired under the guidance, the Company was required to measure the impairment of those receivables prospectively in the first period of adoption. In addition, the Company must provide the disclosures about troubled debt restructuring activities in the period of adoption. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.
See Note 4.

THE COMPANY ADOPTED THE FOLLOWING ACCOUNTING STANDARDS DURING 2010:

Consolidation of VIEs

In June 2009, the FASB issued an accounting standard that amends the guidance addressing consolidation of certain variable interest entities with an approach focused on identifying which enterprise has the power to direct the activities of a variable interest entity that most significantly affect the entity's economic performance and has (i) the obligation to absorb losses of the entity or (ii) the right to receive benefits from the entity. The standard also requires enhanced financial reporting by enterprises involved with variable interest entities. The adoption of the standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

In February 2010, the FASB also issued an update to the aforementioned accounting standard that defers the revised consolidation rules for variable interest entities with attributes of, or similar to, an investment company or money

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

market fund. The primary effect of this deferral is that the Company will continue to apply the consolidation rules in effect before the amended guidance discussed above for its interests in eligible entities.

Accounting for Embedded Credit Derivatives

In March 2010, the FASB issued an accounting standard that amends the accounting for embedded credit derivative features in structured securities that redistribute credit risk in the form of subordination of one financial instrument to another. The standard clarifies how to determine whether embedded credit derivative features, including those in CDOs, credit-linked notes ("CLNs"), synthetic CDOs and CLNs and other synthetic securities (e.g., commercial and residential mortgage-backed securities issued by securitization entities that wrote credit derivatives), are considered to be embedded derivatives that should be analyzed for potential bifurcation and separate accounting or, alternatively, for fair value accounting in connection with the application of the fair value option to the entire hybrid instrument. The Company adopted the standard on July 1, 2010. Upon adoption, the Company accounts for its investments in synthetic securities otherwise requiring bifurcation at fair value, with changes in fair value recognized in earnings. The adoption of this standard did not have a material effect on the Company's consolidated financial condition, results of operations or cash flows.

Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses

In July 2010, the FASB issued an accounting standard that requires enhanced disclosures about the credit quality of financing receivables that are not measured at fair value. This guidance requires a greater level of disaggregated information about the credit quality of financing receivables and the related allowance for credit losses. In addition, this guidance requires disclosure of credit quality indicators, past due information, and modifications of financing receivables. For nonpublic entities, the disclosures as of the end of a reporting period became effective for annual reporting periods ended on or after December 15, 2011. The disclosures about activity that occurs during a reporting period became effective for interim and annual reporting periods beginning on or after December 15, 2010. In January 2011, the FASB issued an accounting standard that temporarily deferred the effective date for disclosures on modifications of financing receivables by creditors. In April 2011, the FASB issued an accounting standard that amended the guidance for a creditor's evaluation of whether a restructuring is a troubled debt restructuring. In addition, this guidance requires additional disclosures about a creditor's troubled debt restructuring activities in interim and annual periods beginning on July 1, 2011.

3. FAIR VALUE MEASUREMENTS

Fair Value Measurements on a Recurring Basis

The Company carries certain financial instruments at fair value. The fair value of a financial instrument is the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between willing, able and knowledgeable market participants at the measurement date. The Company is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions.

The degree of judgment used in measuring the fair value of financial instruments generally inversely correlates with the level of observable valuation inputs. The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction, liquidity and general market conditions.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Fair Value Hierarchy

Assets and liabilities recorded at fair value in the consolidated balance sheets are measured and classified in a hierarchy for disclosure purposes, consisting of three "levels" based on the observability of inputs available in the marketplace used to measure the fair values, as discussed below:

    . Level 1 - Fair value measurements that are quoted prices (unadjusted) in active markets that the Company has the ability to access for identical assets or liabilities. Market price data generally is obtained from exchange or dealer markets. The Company does not adjust the quoted price for such instruments.

    . Level 2 - Fair value measurements based on inputs other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable for the asset or liability, such as interest rates and yield curves that are observable at commonly quoted intervals.

    . Level 3 - Fair value measurements based on valuation techniques that use significant inputs that are unobservable. Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3. These measurements include circumstances in which there is little, if any, market activity for the asset or liability. Therefore, the Company must make certain assumptions as to the inputs a hypothetical market participant would use to value that asset or liability.

In certain cases, the inputs used to measure the fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment. In making the assessment, the Company considers factors specific to the asset or liability.

Valuation Methodologies

The following is a description of the valuation methodologies used for instruments carried at fair value. These methodologies are applied to assets and liabilities across the levels noted above, and it is the observability of the inputs used that determines the appropriate level in the fair value hierarchy for the respective asset or liability.

Incorporation of Credit Risk in Fair Value Measurements

    . The Company's Own Credit Risk. Fair value measurements for certain freestanding derivatives incorporate the Company's own credit risk by determining the explicit cost for each counterparty to protect against its net credit exposure to the Company at the balance sheet date by reference to observable credit default swap ("CDS") or cash bond spreads. A derivative counterparty's net credit exposure to the Company is determined based on master netting agreements, when applicable, which take into consideration all derivative positions with the Company, as well as collateral posted by the Company with the counterparty at the balance sheet date.

    . Counterparty Credit Risk. Fair value measurements for freestanding derivatives incorporate counterparty credit risk by determining the explicit cost for the Company to protect against its net credit exposure to each counterparty at the balance sheet date by reference to observable counterparty CDS spreads, when available. When not available, other directly or indirectly observable credit spreads will be used to derive the best estimates of the counterparty spreads. The Company's net credit exposure to a counterparty is determined based on master netting agreements, which take into consideration all derivative positions with the counterparty, as well as collateral posted by the counterparty at the balance sheet date.

Fair values for fixed maturity securities based on observable market prices for identical or similar instruments implicitly incorporate counterparty credit risk. Fair values for fixed maturity securities based on internal models incorporate counterparty credit risk by using discount rates that take into consideration cash issuance spreads for similar instruments or other observable information.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The cost of credit protection is determined under a discounted present value approach considering the market levels for single name CDS spreads for each specific counterparty, the mid market value of the net exposure (reflecting the amount of protection required) and the weighted average life of the net exposure. CDS spreads are provided to the Company by an independent third party. The Company utilizes an interest rate based on the benchmark London Interbank Offered Rate ("LIBOR") curve to derive its discount rates.

While this approach does not explicitly consider all potential future behavior of the derivative transactions or potential future changes in valuation inputs, management believes this approach provides a reasonable estimate of the fair value of the assets and liabilities, including consideration of the impact of non-performance risk.

Fixed Maturity Securities - Trading and Available for Sale

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure fixed maturity securities at fair value in its available for sale and trading portfolios. Market price data is generally obtained from third party pricing vendors.

Management is responsible for the determination of the value of the investments carried at fair value and the supporting methodologies and assumptions. The Company employs independent third-party valuation service providers to gather, analyze, and interpret market information in order to derive fair value estimates for individual investments based upon market-accepted methodologies and assumptions. The methodologies used by these independent third-party valuation services are reviewed and understood by the Company's management, via periodic discussion with and information provided by the valuation services. In addition, as discussed further below, control processes are applied to the fair values received from third-party valuation services to ensure the accuracy of these values.

Valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation methodologies, which may utilize matrix pricing, financial models, accompanying model inputs and various assumptions, provide a single fair value measurement for individual securities. The inputs used by the valuation service providers include, but are not limited to, market prices from completed transactions for identical securities and transactions of comparable securities, benchmark yields, interest rate yield curves, credit spreads, currency rates, quoted prices for similar securities and other market--observable information, as applicable. If fair value is determined using financial models, these models generally take into account, among other things, market observable information as of the measurement date as well as the specific attributes of the security being valued, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security or issuer-specific information. When market transactions or other market observable data is limited, the extent to which judgment is applied in determining fair value is greatly increased.

The Company has control processes designed to ensure that the fair values received from third party valuation services are accurately recorded, that their data inputs and valuation techniques are appropriate and consistently applied and that the assumptions used appear reasonable and consistent with the objective of determining fair value. The Company assesses the reasonableness of individual security values received from valuation service providers through various analytical techniques, and has procedures to escalate related questions internally and to the third party valuation services for resolution. To assess the degree of pricing consensus among various valuation services for specific asset types, the Company has conducted comparisons of prices received from available sources. Management has used these comparisons to establish a hierarchy for the fair values received from third party valuations services to be used for particular security classes. The Company also validates prices for selected securities through reviews by members of management who have relevant expertise and who are independent of those charged with executing investing transactions.

When the Company's third-party valuation service providers are unable to obtain sufficient market observable information upon which to estimate the fair value for a particular security, fair value is determined either by requesting brokers who are knowledgeable about these securities to provide a price quote, which is generally non-binding, or by employing widely accepted valuation models. Broker prices may be based on an income approach, which converts expected future cash flows to a single present value amount, with specific consideration of inputs relevant to particular security types. For structured securities, such inputs may include ratings, collateral types,

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

geographic concentrations, underlying loan vintages, loan delinquencies, and weighted average coupons and maturities. When the volume or level of market activity for a security is limited, certain inputs used to determine fair value may not be observable in the market. Broker prices may also be based on a market approach that considers recent transactions involving identical or similar securities. Fair values provided by brokers are subject to similar control processes to those noted above for fair values from third party valuation services, including management reviews. For those corporate debt instruments (for example, private placements) that are not traded in active markets or that are subject to transfer restrictions, valuations are adjusted to reflect illiquidity and non-transferability, and such adjustments generally are based on available market evidence. When observable price quotations are not available, fair value is determined based on discounted cash flow models using discount rates based on credit spreads, yields or price levels of comparable securities, adjusted for illiquidity and structure. Fair values determined internally are also subject to management review in order to ensure that valuation models and related inputs are reasonable.

The methodology above is relevant for all fixed maturity securities including RMBS, CMBS, CDOs, other ABS and fixed maturity securities issued by government sponsored entities and corporate entities.

Equity Securities - Available for Sale and Trading

Whenever available, the Company obtains quoted prices in active markets for identical assets at the balance sheet date to measure at fair value marketable equity securities in its available for sale and trading portfolios. Market price data is generally obtained from exchange or dealer markets.

Partnerships and Other Invested Assets

The Company initially estimates the fair value of investments in certain hedge funds, private equity funds and other investment partnerships by reference to the transaction price. Subsequently, the Company generally obtains the fair value of these investments from net asset value information provided by the general partner or manager of the investments, the financial statements of which are generally audited annually. The Company considers observable market data and performs certain control procedures to validate the appropriateness of using the net asset value as a fair value measurement.

Short-Term Investments

For short-term investments that are measured at fair value, the carrying values of these assets approximate fair values because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Separate Account Assets

Separate account assets are composed primarily of registered and unregistered open-end mutual funds that generally trade daily and are measured at fair value in the manner discussed above for equity securities traded in active markets.

Changes in the fair value of separate account assets are completely offset in the consolidated statements of income and comprehensive income by changes in separate account liabilities, which are not carried at fair value.

Derivative Assets and Liabilities

Derivative assets and liabilities can be exchange-traded or traded over-the-counter ("OTC"). The Company generally values exchange-traded derivatives using quoted prices in active markets for identical derivatives at the balance sheet date.

OTC derivatives are valued using market transactions and other observable market evidence whenever possible, including market-based inputs to models, model calibration to market clearing transactions, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. When models are used, the selection of a particular model to value an OTC derivative depends on the contractual terms of, and specific risks

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation models require a variety of inputs, including contractual terms, market prices and rates, yield curves, credit curves, measures of volatility, prepayment rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, such as swaps and options, model inputs can generally be corroborated by observable market data by correlation or other means, and model selection does not involve significant management judgment.

For certain OTC derivatives that trade in less liquid markets, where we generally do not have corroborating market evidence to support significant model inputs and cannot verify the model to market transactions, the transaction price may provide the best estimate of fair value. Accordingly, when a pricing model is used to value such an instrument, the model is adjusted so the model value at inception equals the transaction price. The Company will update valuation inputs in these models only when corroborated by evidence such as similar market transactions, third party pricing services and/or broker or dealer quotations, or other empirical market data. When appropriate, valuations are adjusted for various factors such as liquidity, bid/offer spreads and credit considerations. Such adjustments are generally based on available market evidence. In the absence of such evidence, management's best estimate is used.

Embedded Policy Derivatives Included in Policyholder Contract Deposits

The fair value of embedded policy derivatives contained in certain variable annuity and equity-indexed annuity and life contracts is measured based on actuarial and capital market assumptions related to projected cash flows over the expected lives of the contracts. These cash flow estimates primarily include benefits and related fees assessed, when applicable, and incorporate expectations about policyholder behavior. Estimates of future policyholder behavior are subjective and based primarily on the Company's historical experience.

With respect to embedded policy derivatives in the Company's variable annuity contracts, because of the dynamic and complex nature of the expected cash flows, risk neutral valuations are used. Estimating the underlying cash flows for these products involves many estimates and judgments, including those regarding expected market rates of return, market volatility, correlations of market index returns to funds, fund performance, discount rates and policyholder behavior.

With respect to embedded derivatives in the Company's equity-indexed life and annuity contracts, option pricing models are used to estimate fair value, taking into account assumptions for future equity index growth rates, volatility of the equity index, future interest rates, and determinations on adjusting the participation rate and the cap on equity-indexed credited rates in light of market conditions and policyholder behavior assumptions. This methodology incorporates an explicit risk margin to take into consideration market participant estimates of projected cash flows and policyholder behavior.

The Company also incorporates its own risk of non-performance in the valuation of the embedded policy derivatives associated with variable annuity and equity-indexed annuity and life contracts. Historically, the expected cash flows were discounted using the interest rate swap curve ("swap curve"), which is commonly viewed as being consistent with the credit spreads for highly-rated financial institutions (S&P AA-rated or above). A swap curve shows the fixed-rate leg of a plain vanilla swap against the floating rate (e.g. LIBOR) leg of a related tenor. The swap curve was adjusted, as necessary, for anomalies between the swap curve and the U.S. Treasury yield curve. The non-performance risk adjustment also reflects a market participant's view of the Company's claims-paying ability and incorporates an additional spread to the swap curve used to value embedded policy derivatives.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Assets and Liabilities Measured at Fair Value on a Recurring Basis

The following tables present information about assets and liabilities measured at fair value on a recurring basis and indicate the level of the fair value measurement based on the levels of the inputs used:

                                                                              Counterparty      Cash
At December 31, 2012                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b) Total Fair Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------------
                                                                                 (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   515 $    --    $  --         $  --          $    515
   Foreign government                                       7   2,545      --       --            --             2,552
   States, territories & political subdivisions            --   1,621     633       --            --             2,254
   Corporate debt                                          --  74,506   1,240       --            --            75,746
   RMBS                                                    --   9,972   4,957       --            --            14,929
   CMBS                                                    --   1,720   2,205       --            --             3,925
   CDO/ABS                                                 --   1,745   2,654       --            --             4,399
                                                     -------- ------- -------    -----         -----          --------
Total fixed maturity securities, available for sale         7  92,624  11,689       --            --           104,320
                                                     -------- ------- -------    -----         -----          --------
Hybrid securities:
   U.S. government obligations                             48     858      --       --            --               906
   RMBS                                                    --     117     127       --            --               244
   CMBS                                                    --      15      41       --            --                56
   CDO/ABS                                                 --       8     113       --            --               121
                                                     -------- ------- -------    -----         -----          --------
Total hybrid securities                                    48     998     281       --            --             1,327
                                                     -------- ------- -------    -----         -----          --------
Equity securities, available for sale:
   Common stocks                                           17      --       9       --            --                26
   Preferred stocks                                        --      31      26       --            --                57
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, available for sale                17      31      35       --            --                83
                                                     -------- ------- -------    -----         -----          --------
Equity securities, trading:
   Common stocks                                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Total equity securities, trading                          562      --      --       --            --               562
                                                     -------- ------- -------    -----         -----          --------
Partnerships and other invested assets (c)                  1     404   1,905       --            --             2,310
Short-term investments (d)                                 90   3,103      --       --            --             3,193
Derivative assets:
   Interest rate contracts                                  1   1,283      --       --            --             1,284
   Foreign exchange contracts                              --      16      --       --            --                16
   Equity contracts                                        64      32      21       --            --               117
   Other contracts                                         --      --       2       --            --                 2
   Counterparty netting and cash collateral                --      --      --     (230)         (433)             (663)
                                                     -------- ------- -------    -----         -----          --------
Total derivative assets                                    65   1,331      23     (230)         (433)              756
                                                     -------- ------- -------    -----         -----          --------
Separate account assets                                26,642   1,300      --       --            --            27,942
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $ 27,432 $99,791 $13,933    $(230)        $(433)         $140,493
                                                     ======== ======= =======    =====         =====          ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    76 $ 1,040    $  --         $  --          $  1,116
Derivative liabilities:
   Interest rate contracts                                 --   1,144       2       --            --             1,146
   Foreign exchange contracts                              --      43      --       --            --                43
   Counterparty netting and cash collateral                --      --      --     (230)            8              (222)
                                                     -------- ------- -------    -----         -----          --------
Total derivative liabilities                               --   1,187       2     (230)            8               967
                                                     -------- ------- -------    -----         -----          --------
       Total                                         $     -- $ 1,263 $ 1,042    $(230)        $   8          $  2,083
                                                     ======== ======= =======    =====         =====          ========

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                              Counterparty      Cash      Total Fair
At December 31, 2011                                 Level 1  Level 2 Level 3 Netting (a)  Collateral (b)   Value
--------------------                                 -------- ------- ------- ------------ -------------- ----------
                                                                        (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   U.S. government obligations                       $     -- $   547 $    --    $  --         $  --       $    547
   Foreign government                                      --   1,900      --       --            --          1,900
   States, territories & political subdivisions            --   1,201     482       --            --          1,683
   Corporate debt                                          --  72,596     978       --            --         73,574
   RMBS                                                    --   8,940   5,939       --            --         14,879
   CMBS                                                    --   1,699   1,900       --            --          3,599
   CDO/ABS                                                 --   1,452   1,951       --            --          3,403
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, available for sale        --  88,335  11,250       --            --         99,585
                                                     -------- ------- -------    -----         -----       --------
Fixed maturity securities, trading:
   CDO/ABS                                                 --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Total fixed maturity securities, trading                   --      --     953       --            --            953
                                                     -------- ------- -------    -----         -----       --------
Hybrid securities:
   RMBS                                                    --      20     138       --            --            158
   CMBS                                                    --       8      --       --            --              8
   CDO/ABS                                                 --       7      13       --            --             20
                                                     -------- ------- -------    -----         -----       --------
Total hybrid securities                                    --      35     151       --            --            186
                                                     -------- ------- -------    -----         -----       --------
Equity securities, available for sale:
   Common stocks                                           18       4      36       --            --             58
   Preferred stocks                                        --      37      60       --            --             97
                                                     -------- ------- -------    -----         -----       --------
Total equity securities, available for sale                18      41      96       --            --            155
                                                     -------- ------- -------    -----         -----       --------
Partnerships and other invested assets (c)                  1     364   2,398       --            --          2,763
Short-term investments (d)                                146   1,304      --       --            --          1,450
Derivative assets:
   Interest rate contracts                                 --     159      --       --            --            159
   Foreign exchange contracts                              --   1,068      --       --            --          1,068
   Equity contracts                                        85      76       9       --            --            170
   Counterparty netting and cash collateral                --      --      --     (284)         (441)          (725)
                                                     -------- ------- -------    -----         -----       --------
Total derivative assets                                    85   1,303       9     (284)         (441)           672
                                                     -------- ------- -------    -----         -----       --------
Separate account assets                                23,732   1,371      --       --            --         25,103
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $ 23,982 $92,753 $14,857    $(284)        $(441)      $130,867
                                                     ======== ======= =======    =====         =====       ========
LIABILITIES:
Policyholder contract deposits (e)                   $     -- $    -- $   800    $  --         $  --       $    800
Derivative liabilities:
   Interest rate contracts                                 --     433      10       --            --            443
   Foreign exchange contracts                              --     698      --       --            --            698
   Counterparty netting and cash collateral                --      --      --     (284)         (140)          (424)
                                                     -------- ------- -------    -----         -----       --------
Total derivative liabilities                               --   1,131      10     (284)         (140)           717
                                                     -------- ------- -------    -----         -----       --------
       Total                                         $     -- $ 1,131 $   810    $(284)        $(140)      $  1,517
                                                     ======== ======= =======    =====         =====       ========

(a)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(b)Represents cash collateral posted and received.
(c)Amounts presented for partnerships and other invested assets in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include partnerships carried at estimated fair value on a recurring basis.
(d)Amounts exclude short-term investments that are carried at cost, which approximate fair value of $1.6 billion and $1.8 billion at December 31, 2012 and 2011, respectively.
(e)Amount presented for policyholder contract deposits in the tables above differ from the amounts presented in the consolidated balance sheets as these tables only include the GMWB embedded derivatives which are measured at estimated fair value on a recurring basis.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, Level 3 assets were 8.3 percent and 9.4 percent of total assets, respectively, and Level 3 liabilities were 0.7 percent and 0.6 percent of total liabilities, respectively.

Transfers of Level 1 and Level 2 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities between Level 1 and Level 2 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value. Assets are transferred out of Level 1 when they are no longer transacted with sufficient frequency and volume in an active market. Conversely, assets are transferred from Level 2 to Level 1 when transaction volume and frequency are indicative of an active market. The Company had no significant transfers between Level 1 and Level 2 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Changes in Level 3 Recurring Fair Value Measurements

The following tables present changes during 2012 and 2011 in Level 3 assets and liabilities measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in the consolidated statements of income during 2012 and 2011 related to the Level 3 assets and liabilities that remained in the consolidated balance sheets at December 31, 2012 and 2011:





                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2012             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions             $   482         $  40          $   (4)         $   153          $   41          $   (79)
   Corporate debt                 978           (10)             63              (42)            796             (545)
   RMBS                         5,939           174             944             (514)            297           (1,883)
   CMBS                         1,900            36             275               45              34              (85)
   CDO/ABS                      1,951           120              89              679             367             (552)
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, available for
  sale                         11,250           360           1,367              321           1,535           (3,144)
                              -------         -----          ------          -------          ------          -------
Fixed maturity securities,
  trading:
   CDO/ABS                        953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Total fixed maturity
  securities, trading             953           175              --           (1,128)             --               --
                              -------         -----          ------          -------          ------          -------
Hybrid securities:
   RMBS                           138            35              --              (44)             --               (2)
   CMBS                            --             3              --               38              --               --
   CDO/ABS                         13            62              --               38              --               --
                              -------         -----          ------          -------          ------          -------
Total hybrid securities           151           100              --               32              --               (2)
                              -------         -----          ------          -------          ------          -------
Equity securities,
  available for sale:
   Common stocks                   36            15             (24)             (23)              5               --
   Preferred stocks                60             9             (25)             (17)              1               (2)
                              -------         -----          ------          -------          ------          -------
Total equity securities,
  available for sale               96            24             (49)             (40)              6               (2)
                              -------         -----          ------          -------          ------          -------
Partnerships and other
  invested assets               2,398           (26)            113             (125)            416             (871)
Derivative assets
   Equity contracts                 9             2              --                5               5               --
   Other contracts                 --            --              --                2              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative assets             9             2              --                7               5               --
                              -------         -----          ------          -------          ------          -------
       Total                  $14,857         $ 635          $1,431          $  (933)         $1,962          $(4,019)
                              -------         -----          ------          -------          ------          -------
LIABILITIES:
Policyholder contract
  deposits                    $  (800)        $(181)         $  (72)         $    13          $   --          $    --
Derivative liabilities, net
   Interest rate
     contracts                    (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
Total derivative
  liabilities, net                (10)            8              --               --              --               --
                              -------         -----          ------          -------          ------          -------
       Total                  $  (810)        $(173)         $  (72)         $    13          $   --          $    --
                              -------         -----          ------          -------          ------          -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2012                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   States, territories &
     political
     subdivisions                 $   633           $ --
   Corporate debt                   1,240             --
   RMBS                             4,957             --
   CMBS                             2,205             --
   CDO/ABS                          2,654             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,689             --
                                  -------           ----
Fixed maturity securities,
  trading:
   CDO/ABS                             --             --
                                  -------           ----
Total fixed maturity
  securities, trading                  --             --
                                  -------           ----
Hybrid securities:
   RMBS                               127             31
   CMBS                                41              4
   CDO/ABS                            113              1
                                  -------           ----
Total hybrid securities               281             36
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                        9             --
   Preferred stocks                    26             --
                                  -------           ----
Total equity securities,
  available for sale                   35             --
                                  -------           ----
Partnerships and other
  invested assets                   1,905             --
Derivative assets
   Equity contracts                    21             --
   Other contracts                      2             --
                                  -------           ----
Total derivative assets                23             --
                                  -------           ----
       Total                      $13,933           $ 36
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $(1,040)          $196
Derivative liabilities, net
   Interest rate
     contracts                         (2)            --
                                  -------           ----
Total derivative
  liabilities, net                     (2)            --
                                  -------           ----
       Total                      $(1,042)          $196
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)






                                        Net Realized and   Accumulated
                             Fair Value Unrealized Gains      Other     Purchases, Sales,
                             Beginning  (Losses) included Comprehensive   Issuances and   Gross Transfers Gross Transfers
December 31, 2011             of Year       in Income     Income (Loss) Settlements, Net        In              Out
-----------------            ---------- ----------------- ------------- ----------------- --------------- ---------------
                                                                                     (In Millions)
ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government         $    --         $  --           $  --          $    1           $    --         $    (1)
   States, territories &
     political
     subdivisions                 289            --              75             179                --             (61)
   Corporate debt               1,411             7             (52)             79             1,360          (1,827)
   RMBS                         3,831           (45)            269           1,402               498             (16)
   CMBS                         1,722             1              92              71                51             (37)
   CDO/ABS                      2,007            22              90            (256)              508            (420)
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, available for
  sale                          9,260           (15)            474           1,476             2,417          (2,362)
                              -------         -----           -----          ------           -------         -------
Fixed maturity securities,
  trading:
   Corporate debt                  --            --              --              (2)                2              --
   CDO/ABS                        922            31              --              --                --              --
                              -------         -----           -----          ------           -------         -------
Total fixed maturity
  securities, trading             922            31              --              (2)                2              --
                              -------         -----           -----          ------           -------         -------
Hybrid securities:
   RMBS                            --           (15)             --             153                --              --
   CDO/ABS                         --            --              --              20                --              (7)
                              -------         -----           -----          ------           -------         -------
Total hybrid securities            --           (15)             --             173                --              (7)
                              -------         -----           -----          ------           -------         -------
Equity securities,
  available for sale:
   Common stocks                   49            23              (6)            (33)                8              (5)
   Preferred stocks                31            (1)             27              --                 3              --
                              -------         -----           -----          ------           -------         -------
Total equity securities,
  available for sale               80            22              21             (33)               11              (5)
                              -------         -----           -----          ------           -------         -------
Partnerships and other
  invested assets               2,576           (13)             78            (154)                3             (92)
Derivative assets
   Interest rate
     contracts                      1           (11)             --              10                --              --
   Equity contracts                22            (3)             --               5                --             (15)
                              -------         -----           -----          ------           -------         -------
Total derivative assets            23           (14)             --              15                --             (15)
                              -------         -----           -----          ------           -------         -------
       Total                  $12,861         $  (4)          $ 573          $1,475           $ 2,433         $(2,481)
                              -------         -----           -----          ------           -------         -------
LIABILITIES:
Policyholder contract
  deposits                    $  (361)        $(426)          $  --          $  (13)          $    --         $    --
Derivative liabilities, net
   Interest rate
     contracts                     --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
Total derivative
  liabilities, net                 --            --              --             (10)               --              --
                              -------         -----           -----          ------           -------         -------
       Total                  $  (361)        $(426)          $  --          $  (23)          $    --         $    --
                              -------         -----           -----          ------           -------         -------

                                                 Changes in
                                                 Unrealized
                                               Gains (Losses)
                                                Included in
                                                 Income on
                                                Instruments
                             Fair Value End of Held at End of
December 31, 2011                  Year             Year
-----------------            ----------------- --------------

ASSETS:
Fixed maturity securities,
  available for sale:
   Foreign government             $    --           $ --
   States, territories &
     political
     subdivisions                     482             --
   Corporate debt                     978             --
   RMBS                             5,939             --
   CMBS                             1,900             --
   CDO/ABS                          1,951             --
                                  -------           ----
Total fixed maturity
  securities, available for
  sale                             11,250             --
                                  -------           ----
Fixed maturity securities,
  trading:
   Corporate debt                      --             --
   CDO/ABS                            953              5
                                  -------           ----
Total fixed maturity
  securities, trading                 953              5
                                  -------           ----
Hybrid securities:
   RMBS                               138            (22)
   CDO/ABS                             13             (1)
                                  -------           ----
Total hybrid securities               151            (23)
                                  -------           ----
Equity securities,
  available for sale:
   Common stocks                       36             --
   Preferred stocks                    60             --
                                  -------           ----
Total equity securities,
  available for sale                   96             --
                                  -------           ----
Partnerships and other
  invested assets                   2,398             --
Derivative assets
   Interest rate
     contracts                         --             --
   Equity contracts                     9             --
                                  -------           ----
Total derivative assets                 9             --
                                  -------           ----
       Total                      $14,857           $(18)
                                  -------           ----
LIABILITIES:
Policyholder contract
  deposits                        $  (800)          $ --
Derivative liabilities, net
   Interest rate
     contracts                        (10)            --
                                  -------           ----
Total derivative
  liabilities, net                    (10)            --
                                  -------           ----
       Total                      $  (810)          $ --
                                  -------           ----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Net realized and unrealized gains and losses related to Level 3 items shown above are reported in the consolidated statements of income as follows:

                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2012                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale      $ 447          $ (87)     $ 360
Fixed maturity securities, trading                   175             --        175
Hybrid securities                                    100             --        100
Equity securities, available for sale                 --             24         24
Partnerships and other invested assets                28            (54)       (26)
Derivative assets                                     --              2          2
Policyholder contract deposits                        --           (181)      (181)
Derivative liabilities                                --             (8)        (8)


                                                               Net Realized
                                               Net Investment   Investment
                                                   Income     Gains (Losses) Total
At December 31, 2011                           -------------- -------------- -----
                                                          (In Millions)
Fixed maturity securities, available for sale       $335          $(350)     $ (15)
Fixed maturity securities, trading                    31             --         31
Hybrid securities                                    (15)            --        (15)
Equity securities, available for sale                 --             22         22
Partnerships and other invested assets                26            (39)       (13)
Derivative assets                                    (11)            (3)       (14)
Policyholder contract deposits                        --           (426)      (426)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the gross components of purchases, sales, issuances and settlements, net, shown above for Level 3 assets and liabilities:

                                                                                     Purchases,
                                                                                       Sales,
                                                                                     Issuances
                                                                                        and
                                                                                    Settlements,
December 31, 2012                                    Purchases  Sales   Settlements   Net (a)
-----------------                                    --------- -------  ----------- ------------
                                                                    (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   States, territories & political subdivisions       $  372   $  (201)   $   (18)    $   153
   Corporate debt                                        225      (169)       (98)        (42)
   RMBS                                                  628      (193)      (949)       (514)
   CMBS                                                  277      (131)      (101)         45
   CDO/ABS                                             1,379        --       (700)        679
                                                      ------   -------    -------     -------
Total fixed maturity securities, available for sale    2,881      (694)    (1,866)        321
                                                      ------   -------    -------     -------
Fixed maturity securities, trading:
   CDO/ABS                                                --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Total fixed maturity securities, trading                  --        --     (1,128)     (1,128)
                                                      ------   -------    -------     -------
Hybrid securities:
   RMBS                                                   --       (16)       (28)        (44)
   CMBS                                                   57       (19)        --          38
   CDO/ABS                                             1,133      (981)      (114)         38
                                                      ------   -------    -------     -------
Total hybrid securities                                1,190    (1,016)      (142)         32
                                                      ------   -------    -------     -------
Equity securities, available for sale:
   Common stocks                                          --       (23)        --         (23)
   Preferred stocks                                       60       (75)        (2)        (17)
                                                      ------   -------    -------     -------
Total equity securities, available for sale               60       (98)        (2)        (40)
                                                      ------   -------    -------     -------
Partnerships and other invested assets                   296        --       (421)       (125)
Derivative assets
   Equity contracts                                        5        --         --           5
   Other contracts                                         2        --         --           2
                                                      ------   -------    -------     -------
Total derivative assets                                    7        --         --           7
                                                      ------   -------    -------     -------
       Total                                          $4,434   $(1,808)   $(3,559)    $  (933)
                                                      ------   -------    -------     -------
LIABILITIES:
Policyholder contract deposits                        $   --   $   (22)   $    35     $    13
                                                      ------   -------    -------     -------

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                   Purchases,
                                                                                     Sales,
                                                                                   Issuances
                                                                                      and
                                                                                  Settlements,
December 31, 2011                                    Purchases Sales  Settlements   Net (a)
-----------------                                    --------- -----  ----------- ------------
                                                                   (In Millions)
ASSETS:
Fixed maturity securities, available for sale:
   Foreign government                                 $    1   $  --    $    --      $    1
   States, territories & political subdivisions          179      --         --         179
   Corporate debt                                        350    (119)      (152)         79
   RMBS                                                2,476    (317)      (757)      1,402
   CMBS                                                  244     (21)      (152)         71
   CDO/ABS                                               397      (7)      (646)       (256)
                                                      ------   -----    -------      ------
Total fixed maturity securities, available for sale    3,647    (464)    (1,707)      1,476
                                                      ------   -----    -------      ------
Fixed maturity securities, trading:
   Corporate debt                                         --      --         (2)         (2)
                                                      ------   -----    -------      ------
Total fixed maturity securities, trading                  --      --         (2)         (2)
                                                      ------   -----    -------      ------
Hybrid securities:
   RMBS                                                  178      --        (25)        153
   CDO/ABS                                                20      --         --          20
                                                      ------   -----    -------      ------
Total hybrid securities                                  198      --        (25)        173
                                                      ------   -----    -------      ------
Equity securities, available for sale:
   Common stocks                                          --     (31)        (2)        (33)
   Preferred stocks                                       19     (19)        --          --
                                                      ------   -----    -------      ------
Total equity securities, available for sale               19     (50)        (2)        (33)
                                                      ------   -----    -------      ------
Partnerships and other invested assets                   238    (126)      (266)       (154)
Derivative assets
   Interest rate contracts                                10      --         --          10
   Equity contracts                                        5      --         --           5
                                                      ------   -----    -------      ------
Total derivative assets                                   15      --         --          15
                                                      ------   -----    -------      ------
       Total                                          $4,117   $(640)   $(2,002)     $1,475
                                                      ------   -----    -------      ------
LIABILITIES:
Policyholder contract deposits                        $   --   $ (18)   $     5      $  (13)
Derivative liabilities, net
   Interest rate contracts                               (10)     --         --         (10)
                                                      ------   -----    -------      ------
Total derivative liabilities, net                        (10)     --         --         (10)
                                                      ------   -----    -------      ------
       Total                                          $  (10)  $ (18)   $     5      $  (23)
                                                      ------   -----    -------      ------

(a)There were no issuances during the years ended December 31, 2012 and 2011.

Both observable and unobservable inputs may be used to determine the fair values of positions classified in Level 3 in the tables above. As a result, the unrealized gains (losses) on instruments held at December 31, 2012 and 2011 may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable inputs (e.g., changes in unobservable long-dated volatilities).

Transfers of Level 3 Assets and Liabilities

The Company's policy is to record transfers of assets and liabilities into or out of Level 3 at their fair values as of the end of each reporting period, consistent with the date of the determination of fair value.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


During the year ended December 31, 2012, transfers into Level 3 included certain RMBS, CMBS, CDO/ABS, private placement corporate debt and certain private equity funds and hedge funds. Transfers of certain RMBS and certain CDO/ABS into Level 3 were related to decreased observations of market transactions and price information for those securities. The transfers of investments in certain other RMBS and CMBS into Level 3 were due to a decrease in market transparency, downward credit migration and an overall increase in price disparity for certain individual security types. Transfers of private placement corporate debt and certain other ABS into Level 3 were primarily the result of limited market pricing information that required the Company to determine fair value for these securities based on inputs that are adjusted to better reflect the Company's own assumptions regarding the characteristics of a specific security or associated market liquidity. Certain private equity fund and hedge fund investments were transferred into Level 3 due to these investments being carried at fair value and no longer being accounted for using the equity method of accounting, consistent with the changes to the Company's influence over the respective investments. Other hedge fund investments were transferred into Level 3 as a result of limited market activity due to fund-imposed redemption restrictions.

Assets are transferred out of Level 3 when circumstances change such that significant inputs can be corroborated with market observable data. This may be due to a significant increase in market activity for the asset, a specific event, one or more significant input(s) becoming observable or a long-term interest rate significant to a valuation becoming short-term and thus observable. In addition, transfers out of Level 3 assets also occur when investments are no longer carried at fair value as the result of a change in the applicable accounting methodology, given changes in the nature and extent of the Company's ownership interest. During the year ended December 31, 2012, transfers out of Level 3 assets primarily related to certain RMBS, ABS, investments in private placement corporate debt and private equity funds and hedge funds. Transfers of certain RMBS out of Level 3 assets were based on consideration of the market liquidity as well as related transparency of pricing and associated observable inputs for these investments. Transfers of ABS and private placement corporate debt out of Level 3 assets were primarily the result of the Company using observable pricing information that reflects the fair value of those securities without the need for adjustment based on the Company's own assumptions regarding the characteristics of a specific security or the current liquidity in the market. The removal of fund-imposed redemption restrictions, as well as certain fund investments becoming subject to the equity method of accounting based on our level of influence over the respective investments, resulted in the transfer of certain hedge fund and private equity fund investments out of Level 3.

The Company had no transfers of liabilities into or out of Level 3 during the year ended December 31, 2012.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Quantitative Information About Level 3 Fair Value Measurements

The table below presents information about the significant unobservable inputs used for recurring fair value measurements for certain Level 3 instruments, and includes only those instruments for which information about the inputs is reasonably available to the Company, such as data from pricing vendors and from internal valuation models. Because input information with respect to certain Level 3 instruments may not be reasonably available to the Company, balances shown below may not equal total amounts reported for such Level 3 assets and liabilities:

                                  Fair Value at                                                                Range
                                December 31, 2012 Valuation Technique     Unobservable Input (a)       (Weighted Average)(a)
                                ----------------- -------------------- ------------------------------ -------------------------
                                  (In Millions)
ASSETS:
RMBS                                 $4,500       Discounted cash flow  Constant prepayment rate (c)    0.00% - 11.22% (5.46%)
                                                                                   Loss severity (c)  39.40% - 78.75% (59.08%)
                                                                           Constant default rate (c)    3.45% - 12.63% (8.04%)
                                                                                           Yield (c)    2.99% - 10.08% (6.53%)
Certain CDO/ABS                         568       Discounted cash flow  Constant prepayment rate (c)   0.00% - 50.61% (18.40%)
                                                                           Constant default rate (c)     0.00% - 0.31% (0.02%)
                                                                                           Yield (c)     0.30% - 5.51% (2.91%)
CMBS                                  1,454       Discounted cash flow                     Yield (b)    0.00% - 17.57% (8.33%)
LIABILITIES:
Policyholder contract deposits        1,040       Discounted cash flow Equity implied volatility (b)            6.00% - 39.00%
                                                                                Base lapse rates (b)            1.00% - 40.00%
                                                                             Dynamic lapse rates (b)            0.20% - 60.00%
                                                                                 Mortality rates (b)            0.50% - 40.00%
                                                                               Utilization rates (b)            0.50% - 25.00%

(a)The unobservable inputs and ranges for the constant prepayment rate, loss severity and constant default rate relate to each of the individual underlying mortgage loans that comprise the entire portfolio of securities in the RMBS and CDO securitization vehicles and not necessarily to the securitization vehicle bonds (tranches) purchased by the Company. The ranges of these inputs do not directly correlate to changes in the fair values of the tranches purchased by the Company because there are other factors relevant to the specific tranches owned by the Company including, but not limited to, purchase price, position in the waterfall, senior versus subordinated position and attachment points.
(b)Represents discount rates, estimates and assumptions that the Company believes would be used by market participants when valuing these assets and liabilities.
(c)Information received from independent third-party valuation service providers.

The ranges of reported inputs for Corporate debt, RMBS, CDO/ABS, and CMBS valued using a discounted cash flow technique consist of +/--one standard deviation in either direction from the value-weighted average. The preceding table does not give effect to the Company's risk management practices that might offset risks inherent in these investments.

Sensitivity to Changes in Unobservable Inputs

The Company considers unobservable inputs to be those for which market data is not available and that are developed using the best information available to the Company about the assumptions that market participants would use when pricing the asset or liability. Relevant inputs vary depending on the nature of the instrument being measured at fair value. The following is a general description of sensitivities of significant unobservable inputs along with interrelationships between and among the significant unobservable inputs and their impact on the fair value measurements. The effect of a change in a particular assumption in the sensitivity analysis below is considered independently of changes in any other assumptions. In practice, simultaneous changes in assumptions may not always have a linear effect on the inputs discussed below. Interrelationships may also exist between observable and unobservable inputs. Such relationships have not been included in the discussion below. For each of the individual relationships described below, the inverse relationship would also generally apply.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


RMBS and Certain CDO/ABS

The significant unobservable inputs used in fair value measurements of RMBS and certain CDO/ABS valued by third-party valuation service providers are constant prepayment rates ("CPR"), constant default rates ("CDR"), loss severity, and yield. A change in the assumptions used for the probability of default will generally be accompanied by a corresponding change in the assumption used for the loss severity and an inverse change in the assumption used for prepayment rates. In general, increases in yield, CPR, CDR, and loss severity, in isolation, would result in a decrease in the fair value measurement. Changes in fair value based on variations in assumptions generally cannot be extrapolated because the relationship between the directional change of each input is not usually linear.

CMBS

The significant unobservable input used in fair value measurements for CMBS is the yield. Prepayment assumptions for each mortgage pool are factored into the yield. CMBS generally feature a lower degree of prepayment risk than RMBS because commercial mortgages generally contain a penalty for prepayment. In general, increases in the yield would decrease the fair value of CMBS.

Policyholder contract deposits

The significant unobservable inputs used for embedded derivatives in policyholder contract deposits measured at fair value, mainly GMWB for variable annuity products, are equity volatility, mortality rates, lapse rates and utilization rates. Mortality, lapse and utilization rates may vary significantly depending upon age groups and duration. In general, increases in volatility and utilization rates will increase the fair value, while increases in lapse rates and mortality rates will decrease the fair value of the liability associated with the GMWB.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Investments in Certain Entities Carried at Fair Value Using Net Asset Value Per Share

The following table includes information related to the Company's investments in certain other invested assets, including private equity funds, hedge funds and other alternative investments that calculate net asset value per share (or its equivalent). For these investments, which are measured at fair value on a recurring or non-recurring basis, the Company uses the net asset value per share as a practical expedient for fair value.




                                    Investment Category Includes
                            ---------------------------------------------

INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout         Debt and/or equity investments made as
                            part of a transaction in which assets of
                            mature companies are acquired from the
                            current shareholders, typically with the use
                            of financial leverage.
   Non-U.S.                 Investments that focus primarily on Asian
                            and European based buyouts, expansion
                            capital, special situations, turnarounds,
                            venture capital, mezzanine and distressed
                            opportunities strategies.
   Venture capital          Early-stage, high-potential, growth
                            companies expected to generate a return
                            through an eventual realization event, such
                            as an initial public offering or sale of the
                            company.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection, or
                            troubled.
   Other                    Real estate, energy, multi-strategy,
                            mezzanine, and industry-focused strategies.

Total private equity funds

Hedge funds:
   Event-driven             Securities of companies undergoing
                            material structural changes, including
                            mergers, acquisitions and other
                            reorganizations.
   Long-short               Securities that the manager believes are
                            undervalued, with corresponding short
                            positions to hedge market risk.
   Distressed               Securities of companies that are already in
                            default, under bankruptcy protection or
                            troubled.
   Other                    Non-U.S. companies, futures and
                            commodities, macro and multi-strategy and
                            industry-focused strategies.

Total hedge funds

Total

                                 December 31, 2012            December 31, 2011
                            ---------------------------- ----------------------------
                            Fair Value Using  Unfunded   Fair Value Using  Unfunded
                            Net Asset Value  Commitments Net Asset Value  Commitments
                            ---------------- ----------- ---------------- -----------
                                                  (In Millions)
INVESTMENT CATEGORY
Private equity funds:
   Leveraged buyout              $1,020         $224          $1,042         $263




   Non-U.S.                           7            1              12            8




   Venture capital                   55            9             141           11




   Distressed                        63           12             117           35


   Other                            116           32             468          126

                                 ------         ----          ------         ----
Total private equity funds        1,261          278           1,780          443
                                 ------         ----          ------         ----
Hedge funds:
   Event-driven                     319            2             338            2



   Long-short                       395           --             242           --


   Distressed                       261           --             192            5


   Other                             52           --             173           --


                                 ------         ----          ------         ----
Total hedge funds                 1,027            2             945            7
                                 ------         ----          ------         ----
Total                            $2,288         $280          $2,725         $450
                                 ======         ====          ======         ====

Private equity fund investments included above are not redeemable, as distributions from the funds will be received when underlying investments of the funds are liquidated. Private equity funds are generally expected to have 10-year lives at their inception, but these lives may be extended at the fund manager's discretion, typically in one or two-year increments. At December 31, 2012, assuming average original expected lives of 10 years for the funds, 49 percent of the total fair value using net asset value or its equivalent above would have expected remaining lives of less than three years, 49 percent between three and seven years and 2 percent between seven and 10 years.

At December 31, 2012, hedge fund investments included above are redeemable quarterly (34 percent), semi-annually (17 percent) and annually (49 percent), with redemption notices ranging from 30 days to 180 days. More than 73 percent require redemption notices of less than 90 days. Investments representing approximately 100 percent of the value of the hedge fund investments cannot be redeemed, either in whole or in part, because the investments

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

include various restrictions. The majority of these restrictions were put in place prior to 2009 and do not have stated end dates. The restrictions that have pre-defined end dates are generally expected to be lifted by the end of 2013. The partial restrictions relate to certain hedge funds that hold at least one investment that the fund manager deems to be illiquid.

Fair Value Option - Fixed Maturity Securities, Trading, Hybrid Securities and Policyholder Contract Deposits

The Company may elect to measure financial instruments at fair value and certain other assets and liabilities that are not otherwise required to be measured at fair value. Subsequent changes in fair value for designated items are reported in earnings.

The Company has elected fair value accounting for its economic interest in ML
II. The Company recorded gains of $177 million, $30 million and $375 million in the years ended December 31, 2012, 2011 and 2010, respectively, to reflect the change in the fair value of ML II, which were reported as a component of net investment income in the consolidated statements of income.

The Company has elected fair value accounting for its hybrid securities. Net unrealized gains (losses) included in net investment income on the consolidated statements of income were $206 million and $(24) million for the years ended December 31, 2012 and 2011, respectively. The Company did not invest in any hybrid securities in 2010.

In 2011, the Company assumed GIC liabilities, which are reported in policyholder contract deposits on the balance sheets, from AIG Matched Funding Corp. ("AIGMFC"). AIGMFC had elected fair value accounting for its GIC liabilities and the Company will maintain this election. The change in the fair value of the GIC liabilities were $(3) million and $78 million in the years ended December 31, 2012 and 2011, respectively, and were reported in policyholder benefits in the statements of income. The change in the value of the GIC liabilities was partially offset with swaps used to hedge the Company's interest rate risk. See Note 16 for additional information.

Fair Value Measurements on a Non-Recurring Basis

The Company measures the fair value of certain assets on a non-recurring basis, generally quarterly, annually, or when events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. These assets include cost and equity-method investments and mortgage and other loans. See Note 2 herein for additional information about how the Company tests various asset classes for impairment.

Fair Value Information about Financial Instruments Not Measured at Fair Value

Information regarding the estimation of fair value for financial instruments not carried at fair value (excluding insurance contracts) is discussed below.

Mortgage and Other Loans Receivable

Fair values of mortgage loans were estimated for disclosure purposes using discounted cash flow calculations based upon discount rates the Company believes market participants would use in determining the price that they would pay for such assets. For certain loans, the Company's current incremental lending rates for similar type loans is used as the discount rate, as it is believed that this rate approximates the rate that market participants would use. Fair values of collateral, commercial and guaranteed loans were estimated principally by using independent pricing services, broker quotes and other independent information.

Policy Loans

The fair values of the policy loans are generally estimated based on unpaid principal amount as of each reporting date, or in some cases, based on the present value of the loans using a discounted cash flow model.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Partnerships and Other Invested Assets

The majority of partnerships and other invested assets that are not measured at fair value represent investments in hedge funds, private equity funds and other investment partnerships for which the Company uses the equity method of accounting. The fair value of the Company's investment in these funds is measured based on the Company's share of the funds' reported net asset value.

Short-Term Investments

The carrying value of these assets approximates fair value because of the relatively short period of time between origination and expected realization, and their limited exposure to credit risk.

Policyholder Contract Deposits Associated with Investment-type Contracts

Fair value for policyholder contract deposits associated with investment-type contracts (those without significant mortality risk) not accounted for at fair value were estimated for disclosure purposes using discounted cash flow calculations based upon interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Where no similar contracts are being offered, the discount rate is the appropriate tenor swap rates (if available) or current risk-free interest rates consistent with the currency in which cash flows are denominated.

The following table presents the estimated fair value and carrying value of the Company's financial instruments not measured at fair value and indicates the level of the estimated fair value measurement based on the levels of the inputs used:

                                             Estimated Fair Value
                                        -------------------------------
                                                                        Carrying
                                        Level 1 Level 2 Level 3  Total   Value
                                        ------- ------- ------- ------- --------
                                                     (In Millions)
December 31, 2012
ASSETS
Mortgage and other loans receivable      $ --   $  189  $ 8,906 $ 9,095 $ 8,245
Policy loans                               --       --    1,587   1,587   1,587
Partnerships and other invested assets     --       54       --      54      54
Short-term investments                     --    1,600       --   1,600   1,600
Cash                                      325       --       --     325     325
LIABILITIES
Policyholder contract deposits (a)         --      245   64,115  64,360  57,452
Notes payable                              --       --      224     224     240
December 31, 2011 (b)
ASSETS
Mortgage and other loans receivable                             $ 9,137 $ 8,418
Policy loans                                                      1,920   1,642
Partnerships and other invested assets                               59      59
Short-term investments                                            1,756   1,756
Cash                                                                292     292
LIABILITIES
Policyholder contract deposits (a)                               58,139  52,352
Notes payable                                                       349     376

(a)Net embedded derivatives within liability host contracts are presented within policyholder contract deposits.
(b)Estimated fair value measurement based on the levels of the inputs used is not required for 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


4. INVESTMENTS

FIXED MATURITY AND EQUITY SECURITIES

Available for Sale Securities

The amortized cost or cost, gross unrealized gains and losses, and fair value of fixed maturity and equity securities available for sale by major category were as follows:

                                                                                                 Other-Than-
                                                                    Gross      Gross              Temporary
                                                      Amortized   Unrealized Unrealized  Fair    Impairments
                                                     Cost or Cost   Gains      Losses    Value   in AOCI (a)
                                                     ------------ ---------- ---------- -------- -----------
                                                                          (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   413     $   102     $  --    $    515    $  --
   Foreign government                                    2,243         317        (8)      2,552       --
   States, territories & political subdivisions          2,015         245        (6)      2,254       --
   Corporate debt                                       66,448       9,607      (309)     75,746       79
   RMBS                                                 13,641       1,506      (218)     14,929      469
   CMBS                                                  3,462         546       (83)      3,925      185
   CDO/ABS                                               4,217         256       (74)      4,399       43
                                                       -------     -------     -----    --------    -----
Total fixed maturity securities, available for sale     92,439      12,579      (698)    104,320      776
Equity securities, available for sale:
   Common stocks                                            12          14        --          26       --
   Preferred stocks                                         42          15        --          57       --
                                                       -------     -------     -----    --------    -----
Total equity securities, available for sale                 54          29        --          83       --
Investment in AIG                                           10          --        (6)          4       --
                                                       -------     -------     -----    --------    -----
Total                                                  $92,503     $12,608     $(704)   $104,407    $ 776
                                                       =======     =======     =====    ========    =====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                                                                Other-Than-
                                                                    Gross      Gross             Temporary
                                                      Amortized   Unrealized Unrealized  Fair   Impairments
                                                     Cost or Cost   Gains      Losses    Value  in AOCI (a)
                                                     ------------ ---------- ---------- ------- -----------
                                                                         (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   U.S. government obligations                         $   422      $  125    $    --   $   547    $  --
   Foreign government                                    1,704         204         (8)    1,900       --
   States, territories & political subdivisions          1,491         198         (6)    1,683       --
   Corporate debt                                       66,654       7,780       (860)   73,574       66
   RMBS                                                 14,929         774       (824)   14,879     (228)
   CMBS                                                  3,475         352       (228)    3,599      120
   CDO/ABS                                               3,397         213       (207)    3,403       14
                                                       -------      ------    -------   -------    -----
Total fixed maturity securities, available for sale     92,072       9,646     (2,133)   99,585      (28)
Equity securities, available for sale:
   Common stocks                                            28          33         (3)       58       --
   Preferred stocks                                         54          43         --        97       --
                                                       -------      ------    -------   -------    -----
Total equity securities, available for sale                 82          76         (3)      155       --
Investment in AIG                                           10          --         (7)        3       --
                                                       -------      ------    -------   -------    -----
Total                                                  $92,164      $9,722    $(2,143)  $99,743    $ (28)
                                                       -------      ------    -------   -------    -----

(a)Represents the amount of other-than-temporary impairment losses recognized in accumulated other comprehensive income. This amount includes unrealized gains and losses on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date.

The following table summarizes the Company's fair values and gross unrealized losses on fixed maturity and equity securities available for sale, aggregated by major investment category and length of time that individual securities have been in a continuous unrealized loss position as of December 31, 2012 and 2011:

                                                     Less than 12 Months 12 Months or More       Total
                                                     ------------------  ----------------  ----------------
                                                               Gross              Gross             Gross
                                                     Fair    Unrealized  Fair   Unrealized Fair   Unrealized
                                                     Value     Losses    Value    Losses   Value    Losses
                                                     ------  ----------  ------ ---------- ------ ----------
                                                                         (In Millions)
December 31, 2012
Fixed maturity securities, available for sale:
   Foreign government                                $  378    $  (8)    $    3   $  --    $  381   $  (8)
   States, territories & political subdivisions         326       (6)         1      --       327      (6)
   Corporate debt                                     4,111     (131)     2,048    (178)    6,159    (309)
   RMBS                                                 142       (2)       959    (216)    1,101    (218)
   CMBS                                                  86       (2)       278     (81)      364     (83)
   CDO/ABS                                              882      (22)       716     (52)    1,598     (74)
                                                     ------    -----     ------   -----    ------   -----
Total fixed maturity securities, available for sale   5,925     (171)     4,005    (527)    9,930    (698)
Investment in AIG                                        --       --          4      (6)        4      (6)
                                                     ------    -----     ------   -----    ------   -----
Total                                                $5,925    $(171)    $4,009   $(533)   $9,934   $(704)
                                                     ------    -----     ------   -----    ------   -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


                                                     Less than 12 Months 12 Months or More       Total
                                                     -----------------   ----------------  -----------------
                                                                Gross             Gross              Gross
                                                      Fair    Unrealized Fair   Unrealized  Fair   Unrealized
                                                      Value     Losses   Value    Losses    Value    Losses
                                                     -------  ---------- ------ ---------- ------- ----------
                                                                          (In Millions)
December 31, 2011
Fixed maturity securities, available for sale:
   Foreign government                                $   233    $  (8)   $   --  $    --   $   233  $    (8)
   States, territories & political subdivisions           12       (1)       40       (5)       52       (6)
   Corporate debt                                      7,152     (433)    3,069     (427)   10,221     (860)
   RMBS                                                3,562     (281)    1,975     (543)    5,537     (824)
   CMBS                                                  809      (81)      425     (147)    1,234     (228)
   CDO/ABS                                               676      (21)      884     (186)    1,560     (207)
                                                     -------    -----    ------  -------   -------  -------
Total fixed maturity securities, available for sale   12,444     (825)    6,393   (1,308)   18,837   (2,133)
Equity securities, available for sale:
   Common stocks                                           8       (3)       --       --         8       (3)
                                                     -------    -----    ------  -------   -------  -------
Total equity securities, available for sale                8       (3)       --       --         8       (3)
Investment in AIG                                          2       (7)       --       --         2       (7)
                                                     -------    -----    ------  -------   -------  -------
Total                                                $12,454    $(835)   $6,393  $(1,308)  $18,847  $(2,143)
                                                     =======    =====    ======  =======   =======  =======

As of December 31, 2012, the Company held 1,337 individual fixed maturity and equity securities that were in an unrealized loss position, of which 678 individual securities were in a continuous unrealized loss position for twelve months or more.

The Company did not recognize in earnings the unrealized losses on these fixed maturity securities at December 31, 2012, because management neither intends to sell the securities nor does it believe that it is more likely than not that it will be required to sell these securities before recovery of their amortized cost basis. Furthermore, management expects to recover the entire amortized cost basis of these securities. In performing this evaluation, management considered the recovery periods for securities in previous periods of broad market declines. For fixed maturity securities with significant declines, management performed fundamental credit analysis on a security-by-security basis, which included consideration of credit enhancements, expected defaults on underlying collateral, review of relevant industry analyst reports and forecasts and other market available data.

The following table presents the amortized cost and fair value of fixed maturity securities available for sale by contractual maturity as of December 31, 2012:

                                                             Total Fixed Maturity Available
                                                             for Sale Securities
                                                             ------------------------------
                                                             Amortized
                                                               Cost         Fair Value
                                                             ---------      ----------
                                                                   (In Millions)
Due in one year or less                                       $ 2,827        $  2,898
Due after one year through five years                          10,806          11,742
Due after five years through ten years                         27,555          30,897
Due after ten years                                            29,931          35,530
Mortgage-backed, asset-backed and collateralized securities    21,320          23,253
                                                              -------        --------
Total fixed maturity securities available for sale            $92,439        $104,320
                                                              =======        ========

Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay certain obligations with or without call or prepayment penalties. In addition, corporate requirements and investment strategies may result in the sale of investments before maturity.

The Company's investments at December 31, 2012 and 2011 did not include any investments in a single issuer that exceeded 10 percent of the Company's consolidated shareholder's equity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Trading Securities

ML II

On December 12, 2008, the Company and certain other wholly owned U.S. life insurance subsidiaries of AIG sold to ML II all of their undivided interests in a pool of $39.3 billion face amount of RMBS. In exchange for the RMBS, the life insurance companies received an initial purchase price of $19.8 billion plus the right to receive deferred contingent portions of the total purchase price of $1.0 billion plus participation in the residual cash flows, each of which is subordinated to the repayment of a loan from the Federal Reserve Bank of New York ("New York Fed") to ML II.

Neither AIG nor the Company had any control rights over ML II. The Company determined that ML II was a VIE and the Company was not the primary beneficiary. The transfer of RMBS to ML II was accounted for as a sale. The Company elected to account for its economic interest in ML II (including the rights to the deferred contingent purchase price) at fair value. This interest is reported in fixed maturity securities, trading, with changes in fair value reported as a component of net investment income. See Note 3 herein for further discussion of the Company's fair value methodology and the valuation of ML II.

As the controlling member of ML II, the New York Fed directed ML II to sell its RMBS assets through a series of auctions held since 2011. Proceeds from the sale of the RMBS assets were used to repay in full the New York Fed's loan to ML II and the Company's deferred purchase price, including any accrued interest due, in accordance with the terms of the definitive agreements governing the sale of the RMBS assets, with any residual interests shared between the New York Fed and the domestic securities lending program participants.

Through a series of transactions that occurred during 2012, the New York Fed initiated the sales of the remaining securities held by ML II. These sales resulted in the Company receiving principal payments of $157 million on March 1, 2012 and additional cash receipts of $972 million on March 15, 2012 from ML II that consisted of $563 million, $82 million, and $327 million in principal, contractual interest and residual cash flows, respectively, effectively monetizing the Company's ML II interests.

The total amount received of $1.13 billion by the Company from ML II was remitted as a return of capital to the Company's intermediate parent company and ultimately remitted to AIG.

Net unrealized gains (losses) included in the consolidated statements of income from fixed maturity securities classified as trading securities in 2012, 2011 and 2010 were $(155) million, $5 million, and $350 million, respectively.

Invested Assets on Deposit and Pledged as Collateral

The invested assets on deposit, and invested assets pledged as collateral are presented in the table below. The amounts presented in the table below are at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and other securities.

                                                                  December 31, December 31,
                                                                      2012         2011
                                                                  ------------ ------------
                                                                        (In Millions)
Invested assets on deposit:
   Regulatory agencies                                                $ 87         $95
Invested assets pledged as collateral:
   Advance agreements - Federal Home Loan Bank of Dallas                15          20
   Advance agreements - Federal Home Loan Bank of Cincinnati            15          14
   Advance agreements - Federal Home Loan Bank of San Francisco         25          25
   FHLB collateral                                                     283          --

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


SECURITIES LENDING

During 2012, the Company began utilizing a securities lending program to supplement liquidity or for other uses as deemed appropriate by management. Under these programs, the Company lends securities to financial institutions and receives collateral equal to 102 percent of the fair value of the loaned securities. Reinvestment of cash collateral received is restricted to highly liquid short-term investments. The Company is obligated to return the cash collateral received to its counterparties. Elements of the securities lending program are presented below as of December 31:

                                                               2012
                                                           -------------
                                                           (In Millions)
       Securities on loan: (a)
          Amortized cost..................................    $1,234
          Estimated fair value............................     1,420
       Cash collateral on deposit from counterparties (b)      1,466
       Reinvestment portfolio - estimated fair value           1,466

(a)Included within Fixed maturity securities, available for sale on the consolidated balance sheets.
(b)Included within Short-term investments on the consolidated balance sheets. Liability is reported in securities lending payable.

MORTGAGE LOANS ON REAL ESTATE

At December 31, 2012, the Company had direct U.S. commercial mortgage loan exposure of $7.9 billion. At that date, substantially all of the U.S. loans were current.

The U.S. commercial loan exposure by state and type of loan, at December 31, 2012, were as follows:

State         # of Loans Amount * Apartments Offices Retails Industrials Hotels Others % of Total
-----         ---------- -------- ---------- ------- ------- ----------- ------ ------ ----------
                                                ($ In Millions)
California       138      $1,736     $ 58    $  481  $  193     $431      $221   $352     22.0%
New York          64       1,075      157       658      74       29        44    113     13.6%
New Jersey        51         729      373       150     164        3        --     39      9.2%
Texas             37         464       27       196      51      115        53     22      5.9%
Pennsylvania      51         425       54        95     145      107        17      7      5.4%
Other states     321       3,475      281     1,375     813      192       356    458     43.9%
                 ---      ------     ----    ------  ------     ----      ----   ----    -----
   Total         662      $7,904     $950    $2,955  $1,440     $877      $691   $991    100.0%
                 ===      ======     ====    ======  ======     ====      ====   ====    =====

* Excludes portfolio valuation allowance

The following table presents the credit quality indicators for commercial mortgage loans:

                                                                            Class
                                                     ----------------------------------------------------
                                          # of Loans Apartments Offices Retails Industrials Hotels Others Total  % of Total
December 31, 2012                         ---------- ---------- ------- ------- ----------- ------ ------ ------ ----------
                                                                           ($ In Millions)
Credit Quality Indicator:
   In good standing                          646        $941    $2,835  $1,414     $875      $691   $912  $7,668    97.0%
   Restructured (a)                           12           9       107      --        2        --     27     145     1.8%
   90 days or less delinquent                 --          --        --      --       --        --     --      --     0.0%
   >90 days delinquent or in process of
     foreclosure                               4          --        13      26       --        --     52      91     1.2%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----
Total (b)                                    662        $950    $2,955  $1,440     $877      $691   $991  $7,904   100.0%
                                             ===        ====    ======  ======     ====      ====   ====  ======   =====
Valuation allowance                                     $  2    $   39  $   13     $  1      $  1   $ 23  $   79     1.0%
                                             ---        ----    ------  ------     ----      ----   ----  ------   -----

(a)Loans that have been modified in troubled debt restructurings and are performing according to their restructured terms. See discussion of troubled debt restructurings below.
(b)Does not reflect valuation allowances.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company owns mortgages with a carrying value of $82 million and $84 million on certain properties that are owned by an affiliate, AIG Global Real Estate Investment Corporation at December 31, 2012 and 2011, respectively.

As discussed in Note 2 - Summary of Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreement, and a general reserve for probable incurred but not specifically identified losses.

A significant majority of commercial mortgage loans in the portfolio are non-recourse loans and, accordingly, the only guarantees are for specific items that are exceptions to the non-recourse provisions. It is therefore extremely rare for the Company to have cause to enforce the provisions of a guarantee on a commercial real estate or mortgage loan.

The Company's mortgage and other loan valuation allowance activity are as follows:

                                                         2012  2011   2010
                                                         ----  ----  -----
                                                           (In Millions)
     Allowance, beginning of year                        $233  $319  $ 330
        Additions (reductions) to allowance for losses    (62)  (32)   179
        Charge-offs, net of recoveries                    (16)  (54)  (190)
                                                         ----  ----  -----
     Allowance, end of year                              $155  $233  $ 319
                                                         ----  ----  -----

The Company's impaired mortgage loans are as follows:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
         Impaired loans with valuation allowances     $ 75  $108  $288
         Impaired loans without valuation allowances     7    69   179
                                                      ----  ----  ----
            Total impaired loans                        82   177   467
         Valuation allowances on impaired loans        (27)  (18)  (58)
                                                      ----  ----  ----
            Impaired loans, net                       $ 55  $159  $409
                                                      ====  ====  ====

The Company recognized $4 million, $10 million and $15 million in interest income on the above impaired mortgage loans for the years ended December 31, 2012, 2011 and 2010, respectively.

Troubled Debt Restructurings

The Company modifies loans to optimize their returns and improve their collectability, among other things. When such a modification is undertaken with a borrower that is experiencing financial difficulty and the modification involves the Company granting a concession to the troubled debtor, the modification is deemed to be a TDR. The Company assesses whether a borrower is experiencing financial difficulty based on a variety of factors, including the borrower's current default on any of its outstanding debt, the probability of a default on any of its debt in the foreseeable future without the modification, the insufficiency of the borrower's forecasted cash flows to service any of its outstanding debt (including both principal and interest), and the borrower's inability to access alternative third-party financing at an interest rate that would be reflective of current market conditions for a non-troubled debtor. Concessions granted may include extended maturity dates, interest rate changes, principal forgiveness, payment deferrals and easing of loan covenants.

The Company held $11 million and $153 million of commercial mortgage loans that had been modified in a TDR at December 31, 2012 and 2011, respectively. The Company had no other loans that had been modified in a TDR. At December 31, 2012 these commercial mortgage loans had no related total allowances for credit losses. At December 31, 2011, these commercial mortgage loans had related total allowances for credit losses of $23 million.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The commercial mortgage loans modified in a TDR are included among the restructured loans in the credit quality indicators table above, as they are all performing according to the restructured terms.

As the result of each loan's TDR, the Company assessed the adequacy of any additional allowance for credit losses with respect to such loans, and in all cases no additional allowance for credit losses, aside from the one that had already been provided for each loan prior to their 2012 and 2011 restructurings, was deemed necessary. In certain cases, based on an assessment of amounts deemed uncollectible, a portion of a loan restructured in a TDR may be charged off against the allowance for credit losses.

PARTNERSHIPS

Investments in partnerships totaled $6.6 billion and $6.5 billion at December 31, 2012 and 2011, respectively, and were comprised of 492 partnerships and 518 partnerships, respectively. These partnerships consist primarily of hedge funds and are managed by independent money managers who invest in equity securities, fixed maturity securities and real estate. The risks generally associated with these partnerships include those related to their underlying investments (i.e. equity securities, debt securities and real estate), plus a level of illiquidity, which is mitigated, to some extent, by the existence of contractual termination/withdrawal provisions.

INVESTMENT INCOME

Investment income by type of investment was as follows for the years ended December 31:

                                                   2012    2011    2010
                                                  ------  ------  ------
                                                       (In Millions)
      Investment income:
         Fixed maturities                         $5,792  $5,404  $5,970
         Equity securities                            67       2       6
         Mortgage and other loans                    526     540     535
         Policy loans                                102     106     111
         Investment real estate                       73      59      39
         Partnerships and other invested assets      650     508     648
         Securities Lending                            2      --       3
         Other investment income                      12      12      35
                                                  ------  ------  ------
      Gross investment income                      7,224   6,631   7,347
      Investment expenses                           (223)   (191)   (134)
                                                  ------  ------  ------
      Net investment income                       $7,001  $6,440  $7,213
                                                  ======  ======  ======

The carrying value of investments that produced no investment income during 2012 was $178 million, which is less than 0.1 percent of total invested assets. The ultimate disposition of these investments is not expected to have a material effect on the Company's results of operations and financial position.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


NET REALIZED INVESTMENT GAINS (LOSSES)

Net realized investment gains (losses) by type of investment were as follows for the years ended December 31:

                                                          2012    2011   2010
                                                         ------  -----  -----
                                                             (In Millions)
 Sales of fixed maturity securities, available for sale  $1,506  $ 760  $ 747
 Sales of equity securities, available for sale              25     30     58
 Mortgage and other loans                                    73     55   (139)
 Investment real estate                                      12     15      1
 Partnerships and other invested assets                     (21)  (144)     5
 Derivatives                                               (669)  (336)  (226)
 Securities lending collateral, including other-than-
   temporary impairments                                     --     --    112
 Other-than-temporary impairments                          (379)  (598)  (962)
                                                         ------  -----  -----
 Net realized investment gains (losses) before taxes     $  547  $(218) $(404)
                                                         ======  =====  =====

The following table presents the gross realized gains and gross realized losses from sales or redemptions of the Company's available for sale securities as follows for the years ended December 31:

                                 2012              2011              2010
                           ----------------  ----------------  ----------------
                            Gross    Gross    Gross    Gross    Gross    Gross
                           Realized Realized Realized Realized Realized Realized
                            Gains    Losses   Gains    Losses   Gains    Losses
                           -------- -------- -------- -------- -------- --------
                                               (In Millions)
Fixed maturity securities   $1,598    $(92)    $821     $(61)    $833     $(86)
Equity securities               31      (6)      37       (7)      61       (3)
                            ------    ----     ----     ----     ----     ----
Total                       $1,629    $(98)    $858     $(68)    $894     $(89)
                            ======    ====     ====     ====     ====     ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


CREDIT IMPAIRMENTS

The following table presents a rollforward of the cumulative credit loss component of other-than-temporary impairments recognized in earnings for available for sale fixed maturity securities held by the Company, and includes structured, corporate, municipal and sovereign fixed maturity securities for the years ended December 31:

                                                                        2012    2011    2010
                                                                       ------  ------  ------
                                                                            (In Millions)
Balance, beginning of year                                             $2,775  $2,762  $2,371
Increases due to:
   Credit impairments on new securities subject to impairment losses       96     177     364
   Additional credit impairments on previously impaired securities        194     278     509
Reductions due to:
   Credit impaired securities fully disposed for which there
     was no prior intent or requirement to sell                          (520)   (160)   (343)
   Credit impaired securities for which there is a current intent
     or anticipated requirement to sell                                    --      --      (6)
   Accretion on securities previously impaired due to credit             (422)   (272)   (133)
Other                                                                       3     (10)     --
                                                                       ------  ------  ------
Balance, end of year                                                   $2,126  $2,775  $2,762
                                                                       ======  ======  ======

PURCHASED CREDIT IMPAIRED SECURITIES

In 2011, the Company began purchasing certain RMBS securities that had experienced deterioration in credit quality since their issuance. Management determined, based on its expectations as to the timing and amount of cash flows expected to be received, that it was probable at acquisition that the Company would not collect all contractually required payments for these PCI securities, including both principal and interest and considering the effects of prepayments,. At acquisition, the timing and amount of the undiscounted future cash flows expected to be received on each PCI security was determined based on management's best estimate using key assumptions, such as interest rates, default rates and prepayment speeds. At acquisition, the difference between the undiscounted expected future cash flows of the PCI securities and the recorded investment in the securities represents the initial accretable yield, which is to be accreted into net investment income over their remaining lives on a level-yield basis. Additionally, the difference between the contractually required payments on the PCI securities and the undiscounted expected future cash flows represents the non-accretable difference at acquisition. Over time, based on actual payments received and changes in estimates of undiscounted expected future cash flows, the accretable yield and the non-accretable difference can change, as discussed further below.

On a quarterly basis, the undiscounted expected future cash flows associated with PCI securities are re-evaluated based on updates to key assumptions. Declines in undiscounted expected future cash flows due to further credit deterioration as well as changes in the expected timing of the cash flows can result in the recognition of an other-than-temporary impairment charge, as PCI securities are subject to the Company's policy for evaluating investments for other-than-temporary impairment. Changes to undiscounted expected future cash flows due solely to the changes in the contractual benchmark interest rates on variable rate PCI securities will change the accretable yield prospectively. Significant increases in undiscounted expected future cash flows for reasons other than interest rate changes are recognized prospectively as an adjustment to the accretable yield.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following tables present information on the Company's PCI securities, which are included in fixed maturity securities, available for sale:

                                                               At Date of
                                                               Acquisition
                                                              -------------
                                                              (In Millions)
    Contractually required payments (principal and interest)     $6,789
    Cash flows expected to be collected (a)                       5,338
    Recorded investment in acquired securities                    3,427

(a)Represents undiscounted expected cash flows, including both principal and interest.

                                      December 31, 2012 December 31, 2011
                                      ----------------- -----------------
                                                 (In Millions)
       Outstanding principal balance       $4,262            $3,941
       Amortized cost                       2,794             2,693
       Fair value                           3,189             2,523

The following table presents activity for the accretable yield on PCI securities for the years ended December 31:

                                                                 2012    2011
                                                                ------  ------
                                                                 (In Millions)
 Balance, beginning of year                                     $1,695  $   --
    Newly purchased PCI securities                                 486   1,574
    Accretion                                                     (244)   (141)
    Decreases due to disposal                                     (175)     --
    Effect of changes in interest rate indices                     (84)    (23)
    Net reclassification from (to) non-accretable difference,
      including effects of prepayments                              56     285
                                                                ------  ------
 Balance, end of year                                           $1,734  $1,695
                                                                ======  ======

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Company maintains an overall risk management strategy that incorporates the use of derivative instruments to minimize significant unplanned fluctuations in earnings that are caused by interest rate risk, foreign currency exchange risk, equity market risk and credit risk. See Notes 2 and 3 for further discussion on derivative financial instruments.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following table presents the notional amount and fair value of derivative financial instruments, by their underlying risk exposure, held at:

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2012
Derivatives not designated as hedging instruments:
   Interest rate contracts                           $ 5,159    $1,284    $ 5,687     $1,146
   Foreign exchange contracts                            108        16        165         43
   Equity contracts                                    3,550       117         --         --
   Other contracts (c)                                10,323         2     18,235      1,040
                                                     -------    ------    -------     ------
Total derivatives, gross                             $19,140     1,419    $24,087      2,229
                                                     =======    ------    =======     ------
   Counterparty netting (d)                                       (230)                 (230)
   Cash collateral (e)                                            (433)                    8
                                                                ------                ------
Total derivatives, net                                             756                 2,007
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                 1,040
                                                                ------                ------
Total derivatives on balance sheets                             $  756                $  967
                                                                ======                ======

                                                     Derivative Assets   Derivative Liabilities
                                                    -------------------  ---------------------
                                                     Notional    Fair     Notional     Fair
                                                    Amount (a) Value (b) Amount (a)  Value (b)
                                                    ---------- --------- ----------  ---------
                                                                  (In Millions)
December 31, 2011
Derivatives not designated as hedging instruments:
   Interest rate contracts                            $1,523    $  159    $ 2,734     $  443
   Foreign exchange contracts                          4,069     1,068      4,474        698
   Equity contracts                                    3,580       170         --         --
   Other contracts (c)                                    --        --     14,636        800
                                                      ------    ------    -------     ------
Total derivatives, gross                              $9,172     1,397    $21,844      1,941
                                                      ======    ------    =======     ------
   Counterparty netting (d)                                       (284)                 (284)
   Cash collateral (e)                                            (441)                 (140)
                                                                ------                ------
Total derivatives, net                                             672                 1,517
                                                                ------                ------
Less: Bifurcated embedded derivatives                               --                   800
                                                                ------                ------
Total derivatives on balance sheets                             $  672                $  717
                                                                ======                ======

(a)Notional amount represents a standard of measurement of the volume of derivatives. Notional amount is generally not a quantification of market risk or credit risk and is not recorded on the consolidated balance sheets. Notional amounts generally represent those amounts used to calculate contractual cash flows to be exchanged and are not paid or received, except for certain contracts such as currency swaps.
(b)See Note 3 for additional information regarding the Company's fair value measurement of derivative instruments.
(c)Included in Other contracts are bifurcated embedded derivatives, which are recorded in policyholder contract deposits.
(d)Represents netting of derivative exposures covered by a qualifying master netting agreement.
(e)Represents cash collateral posted and received.

The Company's interest rate contracts include interest rate swaps and short futures options. The interest rate swap agreements convert specific investment securities from a floating to a fixed-rate basis and are used to mitigate the impact of changes in interest rates on certain investment securities. The Company buys and sells exchange traded short futures contracts on U.S. Treasury notes to hedge interest rate exposures on certain bonds purchased for the Company's trading portfolio. The short futures contracts have terms no longer than three months at the time of purchase and all such positions are closed out each quarter end.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Foreign exchange contracts used by the Company include cross-currency interest rate swaps, which are used to reduce risks from changes in currency exchange rates with respect to investments denominated in foreign currencies that the Company holds.

The Company purchases equity contracts, such as futures, call and put options, to hedge certain guarantees of specific equity-indexed universal life and variable annuity products. The Company's exchange traded index and long bond futures contracts have no recorded value as they are net cash settled daily. Call options are contracts that grant the purchaser, for a premium payment, the right, but not the obligation to purchase a financial instrument at a specified price within a specified period of time. Put options are contracts that provide the purchaser, for a premium payment, the right, but not the obligation to sell a financial instrument at a specified price within a specified period of time.

The Company issues or has issued certain equity-indexed universal life and variable annuity products which contain guaranteed provisions that are considered embedded derivatives. The fair value of these embedded derivatives is reflected in policyholder contract deposits in the consolidated balance sheets. The changes in fair value of the embedded derivatives are reported in net realized investment gains (losses) in the accompanying consolidated statements of income.

The Company recorded the following change in value of its derivative financial instruments, including periodic net coupon settlements, change in value of its embedded derivatives and gains and losses on sales of derivatives in net realized investment gains (losses) in the consolidated statements of income:

                                                        2012   2011   2010
                                                       -----  -----  -----
                                                          (In Millions)
    Derivatives not designated as hedging instruments
       Interest rate contracts                         $  (8) $(173) $(128)
       Foreign exchange contracts                        (46)   156   (257)
       Equity contracts                                 (101)   118   (146)
       Other contracts                                  (514)  (437)   305
                                                       -----  -----  -----
    Total                                              $(669) $(336) $(226)
                                                       =====  =====  =====

The Company is exposed to potential credit-related losses in the event of nonperformance by counterparties to financial instruments. The Company had $231 million and $155 million of net derivative assets at December 31, 2012 and 2011, respectively, outstanding with AIG Financial Products Corp., an affiliated company. The credit exposure of the Company's derivative financial instruments is limited to the fair value of contracts that are favorable to the Company at the reporting date.

6. VARIABLE INTEREST ENTITIES

A VIE is a legal entity that does not have sufficient equity at risk to finance its activities without additional subordinated financial support or is structured such that equity investors lack the ability to make significant decisions relating to the entity's operations through voting rights and do not substantively participate in the gains and losses of the entity. Consolidation of a VIE by its primary beneficiary is not based on majority voting interest, but is based on other criteria discussed below.

While the Company enters into various arrangements with VIEs in the normal course of business, the Company's involvement with VIEs is primarily as a passive investor in debt securities (rated and unrated) and equity interests issued by VIEs. In all instances, the Company consolidates the VIE when it determines that the Company is the primary beneficiary. This analysis includes a review of the VIE's capital structure, contractual relationships and terms, nature of the VIE's operations and purpose, nature of the VIE's interests issued, and the Company's involvement with the entity. In evaluating consolidation, the Company also evaluates the design of the VIE, and the related risks to which the entity was designed to expose the variable interest holders to.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


For VIEs with attributes consistent with that of an investment company or a money market fund, the primary beneficiary is the party or group of related parties that absorbs a majority of the expected losses of the VIE, receives the majority of the expected residual returns of the VIE, or both.

For all other VIEs, the primary beneficiary is the entity that has both (i) the power to direct the activities of the VIE that most significantly affect the entity's economic performance and (ii) the obligation to absorb losses or the right to receive benefits that could be potentially significant to the VIE. While also considering these factors, the consolidation conclusion depends on the breadth of the Company's decision-making ability and its ability to influence activities that significantly affect the economic performance of the VIE.

Exposure to Loss

The Company's total off balance sheet exposure associated with VIEs, primarily consisting of commitments to real estate and investment funds, was $55 million and $80 million at December 31, 2012 and 2011, respectively.

The Company calculates its maximum exposure to loss to be (i) the amount invested in the debt or equity of the VIE, (ii) the notional amount of VIE assets or liabilities where the Company has also provided credit protection to the VIE with the VIE as the referenced obligation, and (iii) other commitments and guarantees to the VIE.

The following table presents the Company's total assets, total liabilities and off-balance sheet exposure associated with its variable interests in consolidated VIEs:

                                                               At December 31,
                                         --------------------------------------------------------
                                          VIE Assets   VIE Liabilities Off-Balance Sheet Exposure
                                         ------------- --------------- --------------------------
                                          2012   2011  2012    2011    2012          2011
                                         ------ ------ ----    ----    ----          ----
                                                               (In Millions)
     Castle 1 Trust                      $  632 $  720 $324    $419    $--           $--
     Castle 2 Trust                         634    730  274     389     --            --
     Investment in limited partnerships     665    710   23      50     --            --
                                         ------ ------  ----    ----   ---           ---
     Total                               $1,931 $2,160 $621    $858    $--           $--
                                         ====== ======  ====    ====   ===           ===

The following table presents total assets of unconsolidated VIEs in which the Company holds a variable interest, as well as the Company's maximum exposure to loss associated with these VIEs:

                                                 Maximum Exposure to Loss
                                               -----------------------------
                                     Total VIE On-Balance Off-Balance
   December 31, 2012                  Assets     Sheet       Sheet    Total
   -----------------                 --------- ---------- ----------- ------
                                                  (In Millions)
   Real estate and investment funds   $ 5,448    $  779       $55     $  834
                                      -------    ------       ---     ------
   Total                              $ 5,448    $  779       $55     $  834
                                      =======    ======       ===     ======
   December 31, 2011
   -----------------
   Real estate and investment funds   $ 5,725    $  830       $80     $  910
   Maiden Lane II                       9,254       953        --        953
                                      -------    ------       ---     ------
   Total                              $14,979    $1,783       $80     $1,863
                                      =======    ======       ===     ======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Balance Sheet Classification

The Company's interest in the assets and liabilities of consolidated and unconsolidated VIEs was classified on the Company's consolidated balance sheets as follows:

                                                    At December 31,
                                               ----------------------------
                                               Consolidated  Unconsolidated
                                                   VIEs         VIEs
                                               ------------- --------------
                                                2012   2011  2012    2011
                                               ------ ------ ----   ------
                                                     (In Millions)
       Assets:
          Cash and short-term investments      $  182 $  208 $ --   $   --
          Restricted cash                          70     93   --       --
          Fixed maturity securities, trading       --     --   --      953
          Aircraft                                984  1,095   --       --
          Other invested assets                   513    716  779      830
          Other asset accounts                    182     48   --       --
                                               ------ ------  ----  ------
       Total assets                            $1,931 $2,160 $779   $1,783
                                               ====== ======  ====  ======
       Liabilities:
          Amounts due to related parties       $  281 $  432 $ --   $   --
          Other liability accounts                340    426   --       --
                                               ------ ------  ----  ------
       Total liabilities                       $  621 $  858 $ --   $   --
                                               ====== ======  ====  ======

Real Estate and Investment Funds

The Company participates as a passive investor in the equity issued primarily by third-party-managed hedge and private equity funds, real estate funds and some funds managed by AIG Investments (an affiliate). The Company is typically not involved in the design or establishment of VIEs, nor does it actively participate in the management of VIEs. The Company's exposure to funds that are unconsolidated VIEs was not material to the Company's financial condition as of December 31, 2012 or 2011.

Aircraft Trusts

AIG has created two VIEs, Castle 1 Trust and Castle 2 Trust, for the purpose of acquiring, owning, leasing, maintaining, operating and selling aircraft. Under a servicing agreement, International Lease Finance Corporation, an affiliate, acts as servicer for the aircraft owned by these entities. The Company and other AIG subsidiaries hold beneficial interests in these entities. These beneficial interests include passive investments in non-voting preferred equity and in debt issued by these entities. The debt of these entities is not an obligation of, or guaranteed by, the Company or by AIG or any of AIG's subsidiaries. The Company bears the obligation to absorb economic losses or receive economic benefits that could possibly be significant to Castle 1 Trust and Castle 2 Trust. As a result, the Company has determined that it is the primary beneficiary of Castle 1 Trust and Castle 2 Trust and fully consolidates these entities. See Note 16 herein for additional information on these entities.

ML II

On December 12, 2008, the Company and certain other domestic insurance subsidiaries of AIG sold all of their undivided interests in a pool of $39.3 billion face amount of RMBS to ML II, whose sole member is the New York Fed. Prior to the March 2012 liquidation of ML II by the New York Fed, the Company had a significant variable economic interest in ML II, which was a VIE. See Note 4 for further discussion.

RMBS, CMBS, Other ABS and CDOs

The Company is a passive investor in RMBS, CMBS, other ABS and CDOs primarily issued by domestic special-purpose entities. The Company generally does not sponsor or transfer assets to, or act as the servicer to these asset-backed structures, and was not involved in the design of these entities.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company's maximum exposure in these types of structures is limited to its investment in securities issued by these entities. Based on the nature of the Company's investments and its passive involvement in these types of structures, the Company has determined that it is not the primary beneficiary of these entities. The fair values of the Company's investments in these structures are reported in Note 3 and Note 4 herein.

7. DEFERRED POLICY ACQUISITION COSTS, VALUE OF BUSINESS ACQUIRED AND DEFERRED SALES INDUCEMENTS

The following table summarizes the activity in DAC:

                                                    2012    2011    2010
                                                   ------  ------  ------
                                                        (In Millions)
     Balance at January 1                          $4,704  $5,315  $6,202
        Deferrals                                     584     663     528
        Accretion of interest/amortization           (592)   (722)   (709)
        Effect of unlocking assumptions used in
          estimating future gross profits              45      28     (68)
        Effect of realized gains on securities        (85)   (245)   (160)
        Effect of unrealized gains on securities     (498)   (335)   (478)
                                                   ------  ------  ------
     Balance at December 31                        $4,158  $4,704  $5,315
                                                   ======  ======  ======

The following table summarizes the activity in value of business acquired:

                                                      2012  2011  2010
                                                      ----  ----  ----
                                                        (In Millions)
        Balance at January 1                          $391  $443  $521
           Accretion of interest/amortization          (15)  (39)  (33)
           Effect of unlocking assumptions used in
             estimating future gross profits             5     1    --
           Effect of realized gains on securities      (23)   (5)  (22)
           Effect of unrealized gains on securities    (19)   (9)  (23)
                                                      ----  ----  ----
        Balance at December 31                        $339  $391  $443
                                                      ====  ====  ====

VOBA amortization, net of accretion of interest, expected to be recorded in each of the next five years is $28 million, $24 million, $23 million, $20 million and $21 million, respectively.

The following table summarizes the activity in deferred sales inducements:

                                                      2012   2011   2010
                                                     -----  -----  -----
                                                        (In Millions)
       Balance at January 1                          $ 555  $ 667  $ 831
          Deferrals                                    112    134    129
          Accretion of interest/amortization          (140)  (167)  (164)
          Effect of unlocking assumptions used in
            estimating future gross profits             27      8     --
          Effect of realized gains on securities        (1)   (46)   (15)
          Effect of unrealized gains on securities    (199)   (41)  (114)
                                                     -----  -----  -----
       Balance at December 31                        $ 354  $ 555  $ 667
                                                     -----  -----  -----

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional DAC adjustments are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields. As a result of this review, the Company reduced DAC by $147 million and $152 million in 2012 and 2011, respectively.

The Company periodically unlocks assumptions as necessary. Depending on the product, DAC, URR and other required reserves may be affected. In 2012, unlocking decreased amortization primarily due to decreased surrenders, partially offset by decreased interest spreads. In 2011, the Company recorded lower amortization primarily due to three unlocking events. First, a refinement was made to the estimated crediting rate. Second, base lapse and withdrawal rates were lowered to reflect recent experience. Third, the future interest spread was modified to incorporate additional spread compression. In 2010, unlocking increased amortization primarily due to unfavorable anticipated mortality for life insurance products, offset by improved surrender rates and higher than anticipated interest crediting spreads on deferred annuity products. Unlocking also reduced reserves on certain interest sensitive products.

8. FUTURE POLICY BENEFITS AND POLICYHOLDER CONTRACT DEPOSITS

Future policy benefits and policyholder contract deposit liabilities were as follows at December 31:

                                                    2012    2011
                                                   ------- -------
                                                    (In Millions)
              Future policy benefits:
                 Ordinary life                     $11,359 $11,105
                 Group life                             74      78
                 Life contingent group annuities       330     340
                 Life contingent annuities          15,882  14,710
                 Terminal funding                    1,324   1,294
                 Accident and health                   673     621
                                                   ------- -------
              Total                                $29,642 $28,148
                                                   ======= =======
              Policyholder contract deposits:
                 Annuities                         $52,435 $53,608
                 Guaranteed investment contracts     6,252   6,925
                 Corporate-owned life insurance      2,181   2,174
                 Universal life                     11,263  10,901
                 Other contract deposits               794     837
                                                   ------- -------
              Total                                $72,925 $74,445
                                                   ======= =======

For interest-sensitive life insurance and investment contracts, reserves equal the sum of the policy account balance and deferred revenue charges, and as applicable, other required reserves. Fixed-indexed business is reserved according to the guidance in derivative accounting standards. Reserves for other contracts are based on estimates of the cost of future policy benefits. Interest, mortality, and surrender assumptions vary by product and are generally based upon actual experience at the time of issue. Interest assumptions used to compute individual life reserves ranged from 1.0 percent to
11.0 percent.

The Company performs a loss recognition review to determine whether future profitability of insurance-oriented products, which includes among other things the impact of investment returns and mortality, may be substantially lower than estimated, which can result in an impairment charge to DAC or the establishment of additional reserves. This review considers if additional future policy benefit reserves are required if unrealized gains included in other comprehensive income were assumed to be actually realized and the proceeds are reinvested at lower yields.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


As a result of this review, the Company recognized a $336 million and $1.5 billion pre-tax decrease to accumulated other comprehensive income as a consequence of the recognition of additional policyholder benefit reserves in 2012 and 2011, respectively. A $119 million and $519 million deferred tax benefit was recorded related to this adjustment in 2012 and 2011, respectively, resulting in a $217 million and $959 million decrease to comprehensive income and total equity in 2012 and 2011, respectively.

For the year ended December 31, 2012, the Company recognized a pretax adjustment to policyholder benefit expense and an increase in reserves of $807 million as a consequence of actual loss recognition and a $61 million strengthening of long-term care reserves for updated morbidity assumptions. There was no actual loss recognition recorded in 2011 or 2010.

The liability for future policy benefits has been established on the basis of the following assumptions for 2012:

    . Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 1.0 percent to
       11.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 13.5 percent and grade to no less than zero.

    . Mortality and surrender rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual and group life was approximately
       6.5 percent.

The liability for policyholder contract deposits has been established on the basis of the following assumptions for 2012:

    . Interest credited on deferred annuities, which vary by year of issuance, range from a rate of 1.0 percent to 9.0 percent, including bonuses. This range is applicable to deferred annuity contracts where the crediting rates are not directly based on equity market returns. Current declared interest rates are generally guaranteed to remain in effect for a period of one year, though some are guaranteed for longer periods. Withdrawal charges generally range from zero percent to 20.0 percent grading to zero over a period of zero to 15 years.

    . GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 0.5 percent to 8.5 percent and the maturity ranges from 4 years to 21 years.

    . Interest rates on corporate-owned life insurance are guaranteed at 3.0 or 4.0 percent, depending on policy form, and the weighted average rate credited in 2012 was 4.6 percent.

    . The universal life policies have credited interest rates of 1.0 percent to 6.0 percent and guarantees ranging from 1.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life policies are subject to surrender charges that amount to 8.3 percent of the aggregate fund balance grading to zero over a period no longer than 20 years.

Participating life insurance accounted for approximately 0.8 percent of life insurance in force at December 31, 2012.

Dividends to be paid on participating life insurance contracts are determined annually based on estimates of the contracts' earnings. Policyholder dividends were $35 million, $41 million and $43 million in 2012, 2011 and 2010, respectively, and were included as part of policyholders' benefits in the consolidated statements of income.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Guaranteed Benefits

Details concerning the Company's exposure to guaranteed benefits as of December 31 were as follows:

                                                             2012                               2011
                                              ---------------------------------- ----------------------------------
                                                                     Highest                            Highest
                                              Net Deposits Plus a Contract Value Net Deposits Plus a Contract Value
                                                Minimum Return       Attained      Minimum Return       Attained
                                              ------------------- -------------- ------------------- --------------
                                                                         ($ In Millions)
In the event of death (GMDB)
   Account value                                 $      13,943       $13,688        $      10,928       $13,128
   Net amount at risk (a)                                  955         1,093                1,348         2,132
   Average attained age of contract holders                 66            66                   66            67
   Range of guaranteed minimum return rates       0.00%-10.00%                       0.00%-10.00%
At annuitization (GMIB)
   Account value                                 $       2,981                      $       3,130
   Net amount at risk (b)                                  233                                271
   Weighted average period remaining until
     earliest annuitization                          0.1 years                          0.3 years
   Range of guaranteed minimum return rates        0.00%-6.50%                        0.00%-6.50%
Annual withdrawals at specified date (GMWB)
   Account value                                 $      14,587                      $      10,592
   Net amount at risk (c)                                  899                              1,358
   Weighted average period remaining until
     guaranteed payment                             16.7 years                         16.6 years
Accumulation at specified date (GMAV)
   Account value                                 $         826                      $         961
   Net amount at risk (d)                                    9                                 23
   Weighted average period remaining until
     guaranteed payment                              2.1 years                          3.0 years

(a)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders died at the same balance sheet date.
(b)Net amount at risk represents the present value of the projected guaranteed benefit exposure in excess of the projected account value if all contract holders annuitized at their respective eligibility date.
(c)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders exercise the maximum withdrawal benefits at the same balance sheet date.
(d)Net amount at risk represents the guaranteed benefit exposure in excess of the current account value if all contract holders reached the specified date at the same balance sheet date.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The following summarizes the reserve for guaranteed benefits on variable contracts, which is reflected in the general account and reported in future policy benefits (GMDB/GMIB) and policyholder contract deposits (GMWB/GMAV) on the consolidated balance sheets:

                                            GMDB  GMIB GMWB GMAV
                                            ----  ---- ---- ----
                                                (In Millions)
              2012
              ----
              Balance at January 1          $378  $61  $543 $ 63
              Guaranteed benefits incurred    36   (6)  226  (32)
              Guaranteed benefits paid       (63)  (5)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $351  $50  $769 $ 31
                                            ====  ===  ==== ====
              2011
              ----
              Balance at January 1          $350  $52  $125 $ 49
              Guaranteed benefits incurred   107   13   418   14
              Guaranteed benefits paid       (79)  (4)   --   --
                                            ----  ---  ---- ----
              Balance at December 31        $378  $61  $543 $ 63
                                            ====  ===  ==== ====

The following assumptions and methodology were used to determine the reserve for guaranteed benefits on variable contracts at December 31, 2012:

    . Data used was 50 stochastically generated investment performance scenarios.

    .  Mean investment performance assumption was 7.5 percent.

    .  Volatility assumption was 16 percent.

    . Mortality was assumed to be 50.0 percent to 80.0 percent of the 1975-80 SOA Ultimate, 1983a and Ult. M tables.

    . Lapse rates vary by contract type and duration and range from zero to 37 percent.

    .  The discount rate used ranged from 5.5 percent to 10.0 percent.

There is a guaranteed minimum withdrawal benefit rider that is available on certain equity-indexed annuities. The rider has a waiting period of one year before charges are assessed and before the withdrawal option can be elected. To date, sales of this rider have been immaterial and no reserves are being held.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


9. ACCIDENT AND HEALTH RESERVES

Activity in the liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business, which is reported in policy claims and benefits payable, is summarized as follows:

                                                               2012 2011 2010
                                                               ---- ---- ----
                                                               (In Millions)
  Balance as of January 1, net of reinsurance recoverable      $ 48 $ 43 $ 48
  Add: Incurred losses related to:
  Current year                                                   82   90   78
  Prior years                                                    60   71   62
                                                               ---- ---- ----
  Total incurred losses                                         142  161  140
                                                               ---- ---- ----
  Deduct: Paid losses related to:
  Current year                                                   85   91   82
  Prior years                                                    59   65   63
                                                               ---- ---- ----
  Total paid losses                                             144  156  145
                                                               ---- ---- ----
  Balance as of December 31, net of reinsurance recoverable      46   48   43
  Reinsurance recoverable                                         8   14   15
                                                               ---- ---- ----
  Balance as of December 31, gross of reinsurance recoverable  $ 54 $ 62 $ 58
                                                               ==== ==== ====

The liability for unpaid claims and claim adjustment expenses relating to the Company's accident and health business is based on the estimated amount payable on claims reported prior to the date of the balance sheets which have not yet been settled, claims reported subsequent to the date of the balance sheets which have been incurred during the period then ended, and an estimate (based on past experience) of incurred but unreported claims relating to such periods.

10. REINSURANCE

The Company generally limits its exposure to loss on any single insured to $10 million by ceding additional risks through reinsurance contracts with other insurers. On an exception basis, the Company can increase its exposure to loss on any single insured up to $15 million.

A receivable is recorded for reinsured benefits, both paid and pending, which are recoverable from the reinsurer. Reinsurance premiums are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Reinsurance transactions for the years ended December 31, 2012, 2011 and 2010 were as follows:

                                                                          Percentage
                                            Ceded to   Assumed            of Amount
                                    Gross     Other   From Other   Net     Assumed
                                    Amount  Companies Companies   Amount    to Net
                                   -------- --------- ---------- -------- ----------
                                               (In Millions)
December 31, 2012
Life insurance in force            $793,874 $108,760    $2,728   $687,842    0.40%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,228 $    847    $   21   $  1,402    1.50%
   Accident and health insurance        228       13        (1)       214   -0.47%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    860    $   20   $  1,616    1.24%
                                   ======== ========    ======   ========
December 31, 2011
Life insurance in force            $785,904 $117,210    $3,080   $671,774    0.46%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,210 $    846    $   22   $  1,386    1.59%
   Accident and health insurance        246       17        --        229    0.00%
                                   -------- --------    ------   --------
Total premiums                     $  2,456 $    863    $   22   $  1,615    1.36%
                                   ======== ========    ======   ========
December 31, 2010
Life insurance in force            $788,672 $130,808    $3,252   $661,116    0.49%
                                   ======== ========    ======   ========
Premiums:
   Life insurance and annuities    $  2,202 $    815    $   23   $  1,410    1.63%
   Accident and health insurance        252       27        (3)       222   -1.35%
                                   -------- --------    ------   --------
Total premiums                     $  2,454 $    842    $   20   $  1,632    1.23%
                                   ======== ========    ======   ========

The Company's reinsurance agreements do not relieve it from its direct obligations to its insureds. Thus, a credit exposure exists with respect to life reinsurance ceded to the extent that any reinsurer fails to meet the obligations assumed under any reinsurance agreement. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial strength of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Total reinsurance recoverables are included in reinsurance receivables on the consolidated balance sheets. Reinsurance recoverable on paid losses was approximately $111 million and $54 million at December 31, 2012 and 2011, respectively. Reinsurance recoverable on unpaid losses was approximately $108 million and $155 million at December 31, 2012 and 2011, respectively. Ceded claim and surrender recoveries under reinsurance agreements were $694 million, $579 million and $625 million for the years ended 2012, 2011 and 2010, respectively.

The Company identified an alternative internal funding solution for its XXX/AXXX reserves. This alternative solution involves fully recapturing the coinsurance/modified coinsurance agreement with AIG Life of Bermuda, Ltd. ("AIGB"), an affiliate, and simultaneously reinsuring this in-force, together with new business (term and universal life), to another affiliate, AGC Life, under a new coinsurance/modified coinsurance agreement. This new agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. Management received approvals of the recapture and reinsurance transactions on behalf of legacy AGL and AGC Life from the Texas and Missouri Departments of Insurance, respectively, in March 2011, with January 1, 2011 effective dates.

In December 2002, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement had an effective date of March 1, 2002. Under the agreement, AIGB reinsured 100 percent quota share of the Company's liability on virtually all level term and universal life products issued by the Company with issue

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

dates on or after March 1, 2002. The agreement was unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement did not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting was applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. This agreement was recaptured for legacy AGL effective
January 1, 2011, as discussed above.

The agreements, between the Company and AIGB and AGC Life, also provide for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $66 million, $59 million and $59 million, respectively, representing the risk charge associated with the reinsurance agreements.

On October 1, 2003, the Company entered into a coinsured/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures 100 percent quota share of the Company's liability on virtually all general account deferred annuity contracts issued by the Company with issue dates on or after January 1, 2003. The agreement was amended on September 25, 2007 to terminate the agreement for new business as of July 1, 2007. Under the agreement, the Company will retain the assets supporting the reserves ceded to AIGB. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. This agreement does not meet the criteria for reinsurance accounting under GAAP, therefore, deposit accounting is applied. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $3 million in each year and represented the risk charge associated with the reinsurance agreement.

In 2003, the Company entered into a coinsurance/modified coinsurance agreement with AIGB. The agreement has an effective date of January 1, 2003. Under the agreement, AIGB reinsures a 100 percent quota share of the Company's liability on selective level term products and universal life products issued by the Company. The agreement is unlimited in duration but either party may terminate the agreement as to new business with thirty days written notice to the other party. This agreement does not meet the criteria for reinsurance accounting under GAAP; therefore, deposit accounting is applied. This agreement was amended to terminate for new business issued on and after August 1, 2009. The agreement also provides for an experience refund of all profits, less a reinsurance risk charge. The main impact of the agreement on the Company's results of operations for the years ended December 31, 2012, 2011 and 2010 was a pre-tax expense of approximately $4 million, $3 million and $5 million, respectively, representing the risk charge associated with the coinsurance agreement.

11. NOTES PAYABLE

On September 23, 2003 and January 14, 2004, Castle 1 Trust and Castle 2 Trust, respectively, issued five classes of notes payable.

The repayment terms of each class of notes are such that certain principal amounts are expected to be repaid on dates which are based on certain operating assumptions or refinanced through the issuance of new notes, but in any event are ultimately due for repayment on May 15, 2027 and November 15, 2026 for Castle 1 Trust and Castle 2 Trust, respectively. Each Trust has the right to make an optional redemption of any class of the notes. Should either Trust choose to exercise an early redemption of any of the notes, it may be required to pay a redemption premium.

The dates on which principal repayments on the notes will actually occur will depend on the cash flows generated from the portfolio of aircraft, each Trust's ability to refinance any or all of the notes and the amount of operating costs incurred in the ordinary course of business.

The notes are obligations solely of Castle 1 Trust and Castle 2 Trust and are not secured by the aircraft. The notes are not guaranteed by any lessee, sellers of aircraft, trustees of Castle 1 Trust, trustees of Castle 2 Trust, the Company or other beneficial interest holders of Castle 1 Trust, Castle 2 Trust, or any other person.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The outstanding principal balances and the unamortized hedge accounting fair value adjustments were as follows:

                                                     December 31, 2012 December 31, 2011
                                                     ----------------  ----------------
                                                     Castle   Castle   Castle   Castle
                                                     1 Trust  2 Trust  1 Trust  2 Trust
                                                     -------  -------  -------  -------
                                                              (In Millions)
Outstanding principal                                  $86     $162     $130     $257
Unamortized hedge accounting fair value adjustments     (3)      (5)      (4)      (7)
                                                       ---     ----     ----     ----
Notes payable, net                                     $83     $157     $126     $250
                                                       ===     ====     ====     ====

The weighted average interest rate on the notes during the twelve months ended December 31, 2012 and 2011 was 6.6 percent and 6.3 percent, respectively for Castle 1 Trust and 6.4 percent and 6.0 percent, respectively for Castle 2 Trust.

The Notes of Castle 1 Trust and Castle 2 Trust are payable to affiliates and third parties as follows:

                                            December 31, 2012 December 31, 2011
                                            ----------------- -----------------
                                            Castle   Castle   Castle   Castle
                                            1 Trust  2 Trust  1 Trust  2 Trust
                                            -------  -------  -------  -------
                                                     (In Millions)
     Notes payable - to affiliates, net       $54     $ 88     $ 79     $122
     Notes payable - to third parties, net     29       69       47      128
                                              ---     ----     ----     ----
     Notes payable, net                       $83     $157     $126     $250
                                              ===     ====     ====     ====

Included within Notes payable - to third parties, net on the consolidated balance sheets are outstanding borrowings taken by the Company from the FHLB as described in Note 12.

12. DEBT

In 2011, the Company became a member of the FHLB of Dallas. Membership with the FHLB provides the Company with collateralized borrowing opportunities, primarily as an additional source of contingent liquidity. When a cash advance is obtained, the Company is required to pledge certain mortgage-backed securities, government and agency securities, other qualifying assets and its ownership interest in the FHLB of Dallas to secure advances obtained from the FHLB. Upon any event of default by the Company, the FHLB of Dallas's recovery would generally be limited to the amount of the Company's liability under advances borrowed.

On December 31, 2012, several life insurance companies were merged into the Company. Refer to Note 1 for further discussion. Each of the companies listed below were members in their respective FHLBs. In conjunction with the merger described in Note 1, WNL, AGLA and SALIC withdrew their membership from their respective FHLBs, and their interest in shares of the FHLB stock will be redeemed by the respective FHLBs over time.

Company                                Domiciliary State                      FHLB Bank
-------                                -----------------                      ---------
AGL                                    Texas                                  FHLB - Dallas
WNL                                    Texas                                  FHLB - Dallas
AGLA                                   Tennessee                              FHLB - Cincinnati
SALIC                                  Arizona                                FHLB - San Francisco

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the carrying value of the Company's ownership in the FHLB of Dallas was $54 million and $59 million, respectively, which was reported in partnership and other invested assets. At December 31, 2012, the fair value of collateral pledged to secure advances was $372 million. As of December 31, 2012, the Company had outstanding borrowings of $60 million. There were no advances taken during 2011.

Advances taken by the Company which were outstanding at December 31, 2012 mature at various dates through 2015 and have stated interest rates which range from 0.24 percent to 0.54 percent.

13. COMMITMENTS AND CONTINGENT LIABILITIES

COMMITMENTS

Leases

The Company has various long-term, noncancelable operating leases, primarily for office space and equipment, which expire at various dates through 2018. At December 31, 2012, the future minimum lease payments under the operating leases are as follows:

                                       (In Millions)
                           2013             $ 6
                           2014               4
                           2015               3
                           2016               2
                           2017               2
                           Thereafter         1
                                            ---
                           Total            $18
                                            ===

Rent expense was $7 million, $34 million and $39 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The leasing operations of Castle 1 Trust and Castle 2 Trust consist of leasing aircraft under operating leases which expire on various dates through 2018. At December 31, 2012, future minimum lease payments, including an estimated U.S. dollar equivalent for lease payments denominated in Euros using an exchange rate in effect at December 31, 2012, to be received by Castle 1 Trust and Castle 2 Trust under operating leases for the years ended December 31 are as follows:

                                       (In Millions)
                           2013            $119
                           2014              81
                           2015              50
                           2016              23
                           2017               9
                           Thereafter         1
                                           ----
                           Total           $283
                                           ====

Commitments to Fund Partnership Investments

The Company had commitments to provide funding to various limited partnerships totaling $595 million and $841 million for the periods ended December 31, 2012 and 2011, respectively. The commitments to invest in limited partnerships and other funds are called at the discretion of each fund, as needed and subject to the provisions of such

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

fund's governing documents, for funding new investments, follow-on investments and/or fees and other expenses of the fund. $444 million of the total commitments at December 31, 2012 are currently expected to expire by 2013, and the remaining by 2017 based on the expected life cycle of the related fund and the Company's historical funding trends for such commitments.

Mortgage Loan Commitments

The Company had $142 million in commitments relating to mortgage loans at December 31, 2012.

Other Commitments

In the ordinary course of business, the Company is obligated to purchase approximately $23 million of asset-backed securities in future periods at December 31, 2012. The expiration date of this commitment is in 2016.

The Company has entered into credit and short-term financing agreements under which the Company agreed to make loans to various affiliates (See Note 16).

The Company's wholly owned subsidiary, SA Affordable Housing, LLC ("SAAH LLC"), has invested and indirectly acquired low-income housing tax credits pursuant to
Section 42 of the Internal Revenue Code, as amended (the "federal tax credits"). In July 2010, SAAH LLC sold approximately $745 million in federal tax credits to unaffiliated investors through transactions that involved formation of investment limited partnerships in which SAAH LLC is the general partner. At the time of these transactions, SAAH LLC was a wholly owned subsidiary of SALIC, which merged with and into the Company on December 31, 2012 (see Note 1 for description of the merger). In connection with the sales of these federal tax credits, SALIC guaranteed, in favor of the unaffiliated investors, all payment obligations of SAAH LLC in its capacity as the general partner of the investment limited partnerships. Upon SALIC's merger with and into the Company, the Company assumed all of SALIC's obligations under these guarantees. SAAH LLC has retained proceeds from sales of the tax credits in an amount reasonably expected to meet its payment obligations as the general partner. Accordingly, the Company currently believes that any calls on its guarantees would be immaterial.

SAAMCo is the investment advisor of SunAmerica Money Market Fund (the "Fund"), a series of the SunAmerica Money Market Funds, Inc., which seeks to maintain a stable $1.00 net asset value ("NAV") per share. The Fund's market value NAV was negatively impacted by a loss in 2008 on an asset-backed security ("Cheyne"). SAAMCo has provided certain commitments to the Board of Directors of the Fund to contribute capital to maintain a minimum market value per share up to the amount of the security loss. Management has also committed that should the realized loss carry forward from Cheyne eventually expire, SAAMCo will reimburse the Fund to the extent of the expiration. SAAMCo has recorded a contingent liability of $1 million for expected future capital contributions as of December 31, 2012.

CONTINGENT LIABILITIES

Legal Matters

The Company is party to various lawsuits and proceedings arising in the ordinary course of business. These lawsuits and proceedings include certain class action claims and claims filed by individuals who have excluded themselves from settlement of class action lawsuits relating to life insurance pricing and sales practices. In addition, many of these proceedings are pending in jurisdictions that permit damage awards disproportionate to the actual economic damages alleged to have been incurred. Based upon information presently available, the Company believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on the Company's results of operations, cash flows and financial position. However, it should be noted that the frequency of large damage awards, including large punitive damage awards, that bear little or no relation to actual economic damages incurred by plaintiffs in some jurisdictions continues to create the potential for an unpredictable judgment in any given suit.

The Company invested a total of $491 million in WG Trading Company, L.P. ("WG Trading") in two separate transactions (October 2000 and June 2004). The Company received back a total amount of $567 million from these

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments. In August 2010, a court-appointed receiver filed a lawsuit against the Company and other defendants seeking to recover any funds distributed in excess of the entities' investments. Robb, Evans & Associates LLC ("The Receiver") asserts that WG Trading and WG Trading Investors, L.P. were operated as a "ponzi" scheme. As of December 31, 2012, the Company believes it is not likely that contingent liabilities arising from this lawsuit will have a material adverse effect on the on the Company's consolidated financial condition, results of operations or cash flows.

Regulatory Matters

All fifty states and the District of Columbia have laws requiring solvent life insurance companies, through participation in guaranty associations, to pay assessments to protect the interests of policyholders of insolvent life insurance companies. These state insurance guaranty associations generally levy assessments, up to prescribed limits, on member insurers in a particular state based on the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer is engaged. Such assessments are used to pay certain contractual insurance benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets. The Company accrues liabilities for guaranty fund assessments when an assessment is probable and can be reasonably estimated. The Company estimates the liability using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. While the Company cannot predict the amount and timing of any future guaranty fund assessments, the Company has established reserves it believes are adequate for assessments relating to insurance companies that are currently subject to insolvency proceedings. The Company accrued $17 million and $26 million for these guaranty fund assessments at December 31, 2012, and 2011, respectively, which is reported within other liabilities in the accompanying consolidated balance sheets.

Various federal, state and other regulatory agencies may from time to time review, examine or inquire into the operations, practices and procedures of the Company, such as through financial examinations, market conduct exams or regulatory inquiries. Based on the current status of pending regulatory examinations and inquiries involving the Company, the Company believes it is not likely that these regulatory examinations or inquiries will have a material adverse effect on the consolidated financial position, results of operations or cash flows of the Company.

The Company recorded an increase of approximately $58 million and $179 million in the estimated reserves for IBNR death claims in 2012 and 2011, respectively, in conjunction with the use of the SSDMF to identify potential claims not yet filed. In 2012, the Company worked to resolve multi-state examinations relating to the handling of unclaimed property and the use of the SSDMF to identify death claims that have not been submitted to the Company in the normal course of business. The final settlement of these examinations was announced on October 22, 2012, pursuant to which AIG paid an $11 million regulatory assessment to the various state insurance departments that are parties to the regulatory settlement to defray costs of their examinations and monitoring. The Company paid $7 million of this amount. Although the Company has enhanced its claims practices to include use of the SSDMF, it is possible that the settlement remediation requirements, remaining inquiries, other regulatory activity or litigation could result in the payment of additional amounts. AIG has also received a demand letter from a purported AIG shareholder requesting that the Board of Directors investigate these matters, and bring appropriate legal proceedings against any person identified by the investigation as engaging in misconduct. The Company believes it has adequately reserved for such claims, but there can be no assurance that the ultimate cost will not vary, perhaps materially, from its estimate.

In addition, the state of West Virginia has two lawsuits pending against the Company relating to alleged violations of the West Virginia Uniform Unclaimed Property Act, in connection with policies issued by the Company and by AGLA (which merged into the Company on December 31, 2012). The State of West Virginia has also filed similar lawsuits against other insurers.

14. TOTAL EQUITY

Capital contributions received by the Company were $265 thousand, $16 million and $6 million in 2012, 2011 and 2010, respectively.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The components of accumulated other comprehensive income are as follows:

                                                             2012     2011     2010
                                                           -------  -------  -------
                                                                 (In Millions)
Fixed maturity and equity securities, available for sale:
   Gross unrealized gains                                  $12,608  $ 9,722  $ 6,541
   Gross unrealized losses                                    (704)  (2,143)  (2,289)
Net unrealized gains on other invested assets                  925      655      570
Adjustments to DAC, VOBA and deferred sales inducements     (1,804)  (1,088)    (703)
Insurance loss recognition                                  (2,048)  (1,712)    (234)
Foreign currency translation adjustments                        12       15       12
Deferred federal and state income tax expense               (3,096)  (1,913)  (1,350)
                                                           -------  -------  -------
   Accumulated other comprehensive income                  $ 5,893  $ 3,536  $ 2,547
                                                           =======  =======  =======

The following table presents the other comprehensive income (loss) reclassification adjustments for the years ended December 31:

                                             Unrealized gains
                                             (losses) of fixed                    Adjustment to
                                                 maturity                        deferred policy
                                              investments on                    acquisition costs,
                                             which other-than  Unrealized gains value of business
                                             temporary credit  (losses) on all     acquired and
                                             impairments were   other invested    deferred sales   Insurance loss
                                                   taken            assets         inducements      recognition
                                             ----------------- ---------------- ------------------ --------------
                                                                                     (In Millions)
DECEMBER 31, 2012
Unrealized change arising during period           $1,682           $ 1,787            $(817)          $(1,143)
Less: Reclassification adjustments included
  in net income                                      230            (1,356)            (101)             (807)
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,452             3,143             (716)             (336)
Less: Income tax (expense) benefit                  (545)           (1,015)             257               119
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  907           $ 2,128            $(459)          $  (217)
                                                  ======           =======            =====           =======
DECEMBER 31, 2011
Unrealized change arising during period           $  616           $ 3,082            $(465)          $(1,478)
Less: Reclassification adjustments included
  in net income                                      291                (5)             (80)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                       325             3,087             (385)           (1,478)
Less: Income tax (expense) benefit                  (111)           (1,104)             134               519
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  214           $ 1,983            $(251)          $  (959)
                                                  ======           =======            =====           =======
DECEMBER 31, 2010
Unrealized change arising during period           $1,793           $ 2,737            $(722)          $  (234)
Less: Reclassification adjustments included
  in net income                                      526              (275)            (107)               --
                                                  ------           -------            -----           -------
Total other comprehensive income, before
  income tax (expense) benefit                     1,267             3,012             (615)             (234)
Less: Income tax (expense) benefit                  (447)           (1,096)             216                81
                                                  ------           -------            -----           -------
Total other comprehensive income, net of
  income tax (expense) benefit                    $  820           $ 1,916            $(399)          $  (153)
                                                  ======           =======            =====           =======





                                             Foreign currency
                                               translation
                                                adjustment     Total
                                             ---------------- -------

DECEMBER 31, 2012
Unrealized change arising during period            $(3)       $ 1,506
Less: Reclassification adjustments included
  in net income                                     --         (2,034)
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                      (3)         3,540
Less: Income tax (expense) benefit                   1         (1,183)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $(2)       $ 2,357
                                                   ===        =======
DECEMBER 31, 2011
Unrealized change arising during period            $ 3        $ 1,758
Less: Reclassification adjustments included
  in net income                                     --            206
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       3          1,552
Less: Income tax (expense) benefit                  (1)          (563)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 2        $   989
                                                   ===        =======
DECEMBER 31, 2010
Unrealized change arising during period            $ 7        $ 3,581
Less: Reclassification adjustments included
  in net income                                     --            144
                                                   ---        -------
Total other comprehensive income, before
  income tax (expense) benefit                       7          3,437
Less: Income tax (expense) benefit                  (3)        (1,249)
                                                   ---        -------
Total other comprehensive income, net of
  income tax (expense) benefit                     $ 4        $ 2,188
                                                   ===        =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


Dividends that the Company may pay to the Parent in any year without prior approval of the Texas Department of Insurance ("TDI") are limited by statute. The maximum amount of dividends which can be paid over a rolling twelve-month period to shareholders of insurance companies domiciled in the state of Texas without obtaining the prior approval of the TDI is limited to the greater of either 10 percent of the preceding year's statutory surplus or the preceding year's statutory net gain from operations. Additionally, unless prior approval of the TDI is obtained, dividends can only be paid out of the Company's unassigned surplus. Subject to the foregoing requirements, the maximum dividend payout that may be made in 2013 without prior approval of the TDI is $2.4 billion.

In 2012 and 2011, the Company paid dividends totaling $1.9 billion and $1.8 billion, respectively, to its Parent. Dividend payments in excess of positive retained earnings were classified and reported as a return of capital.

The Company is required to file financial statements prepared in accordance with statutory accounting practices prescribed or permitted by state insurance regulatory authorities. Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, excluding certain assets from statutory admitted assets and valuing investments and establishing deferred taxes on a different basis.

The TDI has the right to permit specific practices that deviate from prescribed practices. In 2010, the Company received permission from the TDI to restate the statutory gross paid-in and contributed statutory surplus and the unassigned funds components of its statutory surplus, similar to the restatement of statutory surplus balances that occurs pursuant to the prescribed accounting guidance for a quasi-reorganization. The effective date was September 30, 2010. The permitted practice had no impact on either the Company's statutory basis net income or total statutory surplus or impact on these financial statements. In addition, there was no impact on the Company's risk-based capital results.

Statutory net income and capital and surplus of AGL at December 31 were as follows:

                                             2012    2011    2010
                                            ------- ------- -------
                                                 (In Millions)
             Statutory net income           $ 3,641 $   924 $   778
             Statutory capital and surplus  $11,514 $15,626 $15,717

15. FEDERAL INCOME TAXES

The components of the provision for income taxes on pretax income for the years ended December 31 were as follows:

                                           2012   2011    2010
                                          -----  -----  -------
                                              (In Millions)
                Current                   $  29  $(170) $   (15)
                Deferred                   (651)  (543)  (1,115)
                                          -----  -----  -------
                Total income tax benefit  $(622) $(713) $(1,130)
                                          =====  =====  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The U.S. statutory income tax rate is 35 percent for 2012, 2011 and 2010. Actual tax expense on income differs from the statutory amount computed by applying the federal income tax rate for the years ended December 31 due to the following:

                                                       2012     2011     2010
                                                     -------  -------  -------
                                                           (In Millions)
U.S. federal income tax (benefit) at statutory rate  $   845  $   464  $   721
Adjustments:
   Valuation allowance                                (1,457)  (1,225)  (1,679)
   State income tax                                       (2)      91      (84)
   Dividends received deduction                          (24)     (27)     (14)
   Audit corrections                                      12        1        4
   Prior year corrections                                 (3)      (8)     (21)
   Other credits, taxes and settlements                    7       (9)     (57)
                                                     -------  -------  -------
Total income tax benefit                             $  (622) $  (713) $(1,130)
                                                     =======  =======  =======

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax reporting purposes. The significant components of deferred tax assets and liabilities at December 31 are as follows:

                                                                             2012     2011
                                                                           -------  -------
                                                                             (In Millions)
Deferred tax assets:
   Excess capital losses and other tax carryovers                          $ 3,829  $ 5,213
   Basis differential of investments                                         1,085    1,075
   Policy reserves                                                           1,758    1,767
   Other                                                                       271      185
                                                                           -------  -------
   Total deferred tax assets before valuation allowance                      6,943    8,240
   Valuation allowance                                                      (3,467)  (5,018)
                                                                           -------  -------
   Total deferred tax assets                                                 3,476    3,222
Deferred tax liabilities:
   Deferred policy acquisition costs                                        (2,074)  (1,969)
   Net unrealized gains on debt and equity securities available for sale    (3,081)  (2,429)
   State deferred tax liabilities                                              (21)      (5)
   Capitalized EDP                                                              (6)      (3)
                                                                           -------  -------
   Total deferred tax liabilities                                           (5,182)  (4,406)
                                                                           -------  -------
Net deferred tax liability                                                 $(1,706) $(1,184)
                                                                           =======  =======

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012, the Company had the following net operating losses carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008        $ 2          2023
                       2009         --          2024
                       2010         24          2025
                       2011         10          2026
                       2012         17          2027
                                   ---
                       Total       $53
                                   ===

At December 31, 2012, the Company had the following foreign tax credit carryovers:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005        $ 1          2015
                       2006          6          2016
                       2007          1          2017
                       2008          2          2018
                       2009          3          2019
                       2010          9          2020
                       2011          7          2021
                       2012          7          2022
                                   ---
                       Total       $36
                                   ===

At December 31, 2012, the Company had the following capital loss carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2008      $ 9,947        2013
                       2009          579        2014
                                 -------
                       Total     $10,526
                                 =======

At December 31, 2012, the Company had the following general business credit carryforwards:

                                 Amount     Year expired
                              ------------- ------------
                              (In Millions)
                       2005       $ 18          2025
                       2006          7          2026
                       2007         90          2027
                       2008         15          2028
                       2009         27          2029
                       2010         38          2030
                       2011          7          2031
                       2012          7          2032
                                  ----
                       Total      $209
                                  ====

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


The Company is included in the consolidated federal income tax return of its ultimate parent, AIG. Under the tax sharing agreement with AIG, taxes are recognized and computed on a separate company basis. To the extent that benefits for net operating losses, foreign tax credits or net capital losses are utilized on a consolidated basis, the Company will recognize tax benefits based upon the amount of the deduction and credits utilized in the consolidated federal income tax return.

The evaluation of the recoverability of the deferred tax asset and the need for a valuation allowance requires the Company to weigh all positive and negative evidence to reach a conclusion that is more likely than not that all or some of the deferred tax asset will not be realized. The weight given to the evidence is commensurate with the extent to which it can be objectively verified. The more negative evidence that exists, the more positive evidence is necessary and the more difficult it is to support a conclusion that a valuation allowance is not needed.

The Company's framework for assessing the recoverability of deferred tax assets weighs the sustainability of recent operating profitability, the predictability of future operating profitability of the character necessary to realize the deferred tax assets, and the Company's emergence from cumulative losses in recent years. The framework requires the Company to consider all available evidence, including:

    . the nature, frequency and severity of cumulative financial reporting losses in recent years;

    . the predictability of future operating profitability of the character necessary to realize the net deferred tax asset;

    . the carryforward periods for the net operating loss, capital loss and foreign tax credit carryforwards, including the effect of reversing taxable temporary differences;

    . prudent and feasible tax planning strategies that would be implemented, if necessary, to protect against the loss of deferred tax assets.

As a result of sales in the ordinary course of business to manage the investment portfolio and the application of prudent and feasible tax planning strategies during the year ended December 31, 2012, the Company determined that an additional portion of the capital loss carryforwards will more-likely-than-not be realized prior to their expiration.

For the year ended December 31, 2012, the Company released $1.6 billion of its deferred tax asset valuation allowance associated with capital loss carryforwards, of which $1.5 billion was allocated to net income. Additional capital loss carryforwards may be realized in the future if and when other prudent and feasible tax planning strategies are identified. Changes in market conditions, including rising interest rates above the Company's projections, may results in a reduction in projected taxable gains and reestablishment of a valuation allowance.

A reconciliation of the beginning and ending balances of the total amounts of gross unrecognized tax benefits is as follows:

                                                              December 31,
                                                              ------------
                                                              2012   2011
                                                              ----  -----
                                                              (In Millions)
      Gross unrecognized tax benefits at beginning of period  $65   $ 345
         Increases in tax positions for prior years            20       1
         Decreases in tax positions for prior years            --    (281)
                                                              ---   -----
      Gross unrecognized tax benefits at end of period        $85   $  65
                                                              ===   =====

The Company continually evaluates proposed adjustments by taxing authorities. At December 31, 2012, such proposed adjustments would not result in a material change to the Company's financial condition. Although it is reasonably possible that a significant change in the balance of unrecognized tax benefits may occur within the next twelve months, at this time it is not possible to estimate the range of the change due to the uncertainty of the potential outcomes.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)


At December 31, 2012 and 2011, the Company's unrecognized tax benefits, excluding interest and penalties, were $67 million and $58 million, respectively. As of December 31, 2012 and 2011, the amounts of unrecognized tax benefits that, if recognized, would favorably affect the effective tax rate were $11 million and $18 million, respectively.

Interest and penalties related to unrecognized tax benefits are recognized in income tax expense. At December 31, 2012 and 2011, the Company had accrued $18 million and $3 million, respectively, for the payment of interest (net of federal benefit) and penalties. For the years ended December 31, 2012, 2011 and 2010, the Company recognized an expense of $11 million, $1 million and $1 million, respectively, of interest (net of federal benefit) and penalties in the consolidated statements of income.

The Company is currently under IRS examination for the taxable years 2003 to 2006. Although the final outcome of possible issues raised in any future examination is uncertain, the Company believes that the ultimate liability, including interest, will not materially exceed amounts recorded in the consolidated financial statements. The Company's taxable years 2001 to 2012 remain subject to examination by major tax jurisdictions.

16. RELATED-PARTY TRANSACTIONS

Events Related to AIG

Through a series of transactions that closed on January 14, 2011, AIG exchanged various forms of government support for AIG common stock, and the U.S. Department of the Treasury (the "Department of the Treasury") became AIG's majority shareholder, with approximately 92 percent of outstanding AIG common stock at that time.

The Department of the Treasury, as selling shareholder, sold all of its shares of AIG common stock through six registered public offerings completed in May 2011 and in March, May, August, September and December 2012 (the 2012 offerings collectively referred to as "the 2012 Offerings"). In the 2012 Offerings, the Department of the Treasury sold approximately 1.5 billion shares of AIG common stock for aggregate proceeds of approximately $45.8 billion. AIG purchased approximately 421 million shares of AIG common stock at an average price of $30.86 per share, for an aggregate purchase amount of approximately $13.0 billion, in the first four of the 2012 Offerings. AIG did not purchase any shares in the December 2012 offering. The Department of the Treasury still owns warrants to purchase 2.7 million shares of AIG common stock which expire in 2018.

AIG is currently regulated by the Board of Governors of the Federal Reserve System ("FRB") and subject to its examination, supervision and enforcement authority and reporting requirements as a savings and loan holding company ("SLHC"). In addition, under the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank"), AIG may separately become subject to the examination, enforcement and supervisory authority of the FRB. In October 2012, AIG received a notice that it is under consideration by the Financial Stability Oversight Council created by Dodd-Frank for a proposed determination that it is a systemically important financial institution ("SIFI"). Changes mandated by Dodd-Frank include directing the FRB to promulgate minimum capital requirements for both SLHCs and SIFIs.

Additional information on AIG is publicly available in AIG's regulatory filings with the U.S. Securities and Exchange Commission ("SEC"), which can be found at www.sec.gov. Information regarding AIG as described herein is qualified by regulatory filings AIG files from time to time with the SEC.

Operating Agreements

Pursuant to a cost allocation agreement, the Company purchases administrative, investment management, accounting, marketing and data processing services from AIG or its subsidiaries. The allocation of costs for investment management services is based on the level of assets under management. The allocation of costs for other services is based on estimated level of usage, transactions or time incurred in providing the respective services. The Company paid approximately $198 million, $278 million and $190 million for such services in 2012, 2011 and 2010, respectively. Accounts payable for such services were $172 million and $71 million at December 31, 2012 and 2011, respectively. The Company rents facilities and provides services on an allocated cost basis to various

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

affiliates. The Company also provides shared services, including technology, to a number of AIG's life insurance subsidiaries. The Company received approximately $282 million, $151 million and $144 million for such services and rent in 2012, 2011 and 2010, respectively. Accounts receivable for rent and services were $226 million and $47 million at December 31, 2012 and 2011, respectively.

The Company pays commissions and fees, including support fees to defray marketing and training costs, to affiliated broker-dealers for distributing its annuity products and mutual funds. Amounts paid to these broker-dealers totaled $39 million, $36 million and $32 million for the years ended December 31, 2012, 2011 and 2010, respectively. These broker-dealers distribute a significant portion of the Company's variable annuity products, amounting to approximately 8 percent, 10 percent and 15 percent of premiums received in 2012, 2011 and 2010, respectively. These broker-dealers also distribute a significant portion of the Company's mutual funds, amounting to approximately 16 percent, 14 percent and 16 percent of sales in 2012, 2011 and 2010, respectively.

On February 1, 2004, SAAMCo. entered into an administrative services agreement with The United States Life Insurance Company in the City of New York ("USL") (as successor by merger of First SunAmerica Life Insurance Company ("FSA") with and into USL) whereby SAAMCo will pay to USL a fee based on a percentage of all assets invested through USL's variable annuity products in exchange for services performed. SAAMCo is the investment advisor for certain trusts that serve as investment options for USL's variable annuity products. Amounts incurred by the Company under this agreement totaled $3 million, $2 million and $2 million in 2012, 2011 and 2010, respectively, and are included in the Company's consolidated statements of income.

On October 1, 2001, SAAMCo entered into two administrative services agreements with business trusts established by its affiliate, VALIC, whereby the trust pays to SAAMCo a fee based on a percentage of average daily net assets invested through VALIC's annuity products in exchange for services performed. Amounts earned by SAAMCo under this agreement were $15 million, $14 million and $13 million in 2012, 2011 and 2010, respectively, and are net of certain administrative costs incurred by VALIC of $4 million, $4 million and $4 million, respectively. The net amounts earned by SAAMCo are included in other revenue in the Company's consolidated statements of income.

Notes of Affiliates

On September 23, 2003, the Company purchased 75.0 percent of the non-voting preferred equity issued by Castle 1 Trust for $201 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 1 Trust are held by affiliates of the Company. On September 23, 2003, the Company purchased $513 million of fixed-rate asset-backed notes and subordinated deferred interest notes issued by Castle 1 Trust, which mature on May 15, 2027. Castle 1 Trust is a Delaware statutory trust established on July 31, 2003. The business of Castle 1 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 1 Trust is consolidated in the Company's financial statements.

In 2004, the Company purchased 80.1 percent of the non-voting preferred equity issued by Castle 2 Trust for $242 million. The remaining non-voting preferred equity and 100 percent of the voting equity of Castle 2 Trust are held by affiliates of the Company. In 2004, the Company purchased $60 million of fixed-rate asset-backed notes issued by Castle 2 Trust, which mature on November 15, 2026. Castle 2 Trust is a Delaware statutory trust established on November 21, 2003. The business of Castle 2 Trust and its wholly-owned subsidiaries is limited to acquiring, owning, leasing, maintaining, operating and selling a portfolio of commercial jet aircraft. Castle 2 Trust is consolidated in the Company's financial statements.

Castle 1 Trust, which is fully consolidated, recognized impairment losses of $4 million, $86 million and $5 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Castle 2 Trust, which is fully consolidated, recognized impairment losses of $9 million and $87 million for the years ended December 31, 2012 and 2011, respectively. There were no impairments recognized in 2010.

On December 15, 2005, the Company invested $116 million in a Senior Promissory
Note issued by AGC Life, which matured on December 15, 2010. The Company recognized interest income on the Note of $6 million during 2010. Upon maturity, the Company reinvested the $116 million in a 6.10 percent Senior Promissory Note due

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

December 15, 2020, issued by AGC Life. The Note was redeemed by AGC Life on December 28, 2011. The Company recognized interest income of $7 million and $314 thousand on the Note during 2011 and 2010, respectively.

On September 15, 2006, the Company invested $560 million in a 5.57 percent fixed rate Senior Promissory Note issued by SunAmerica Financial Group, Inc. ("SAFG, Inc."), which matured on September 15, 2011. The Company recognized interest income of $22 million and $31 million on the Note during 2011 and 2010, respectively. Upon maturity, the Company reinvested $300 million in a
5.57 percent Senior Promissory Note due September 30, 2014, issued by SAFG, Inc. The Company recognized interest income of $16 million and $5 million on the Note during 2012 and 2011, respectively.

American Home and National Union Guarantees

American Home Assurance Company ("American Home") and National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union"), indirect wholly owned subsidiaries of AIG, have terminated the General Guarantee Agreements ("the Guarantees") with respect to prospectively issued policies and contracts issued by the Company. The Guarantees terminated on December 29, 2006 ("Point of Termination"). Pursuant to its terms, the Guarantees do not apply to any group or individual policy, contract or certificate issued after the Point of Termination. The Guarantees will continue to cover the policies, contracts and certificates with a date of issue earlier than the Point of Termination until all insurance obligations under such policies, contracts and certificates are satisfied in full. American Home's and National Union's audited statutory financial statements are filed with the SEC in the Company's registration statements for its variable products that were issued prior to the Point of Termination.

Capital Maintenance Agreement

On March 30, 2011, AIG and the Company entered into an Unconditional Capital Maintenance Agreement ("CMA"). Among other things, the CMA provides that AIG will maintain the Company's total adjusted capital (as defined under applicable insurance laws) at or above a certain specified minimum percentage of the Company's projected company action level risk-based capital ("RBC") (as defined under applicable insurance laws). The CMA also provides that if the Company's total adjusted capital is in excess of a certain specified minimum percentage of the Company's company action level RBC (as reflected in the Company's quarterly or annual statutory financial statement), subject to Board of Directors and regulatory approval(s), the Company would declare and pay ordinary dividends to its equity holders in an amount in excess of that required to maintain the specified minimum percentage.

Financing Agreements

On July 1, 2011, the Company entered into a short-term financial arrangement with SAFG Retirement Services, Inc. ("SAFGRS"), whereby SAFGRS has the right to borrow up to $100 million from the Company. Principal amounts borrowed under the arrangement may be repaid and re-borrowed, in whole or in part, at any time and from time to time, without penalty. All advances made shall be repaid by SAFGRS in full no later than the stated maturity date of December 31, 2012. There was no outstanding balance under this arrangement at December 31, 2012 or 2011. This short-term financing arrangement expired by its terms on December 31, 2012.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated September 26, 2001, whereby the Company has the right to borrow up to $500 million from SAFGRS. All terms and conditions set forth in the arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 or 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with SAFGRS, dated December 19, 2001, whereby SAFGRS has the right to borrow up to $500 million from the Company. All terms and conditions set forth in the original arrangement remain in effect, including that any advances made under this arrangement must be repaid within 30 days. There was no outstanding balance under this arrangement at December 31, 2012 and 2011.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

On January 20, 2004 and February 15, 2004, the Company entered into separate short-term financing arrangements with USL, whereby the Company has the right to borrow up to $15 million under each agreement from USL. Any advances made under this arrangement must be repaid within 30 days. There were no balances outstanding under this arrangement at December 31, 2012 and 2011.

On June 1, 2009, the Company amended and restated a short-term financing arrangement with USL, dated February 15, 2004, whereby USL has the right to borrow up to $15 million from the Company. All terms and conditions set forth in the original arrangement remain in effect. There were no outstanding balances under this arrangement at December 31, 2012 and 2011.

On September 15, 2006, the Company amended and restated a short-term financial arrangement with SAAH LLC, whereby SAAH LLC has the right to borrow up to $200 million from the Company. Outstanding borrowings bear interest at a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to the daily Federal Commercial Paper rate, formally known as the Fed H.15 Financial CP 1 day (yield) (the "Fed H.15") (ticker H15F001Y), as calculated every business day by the Federal Reserve Bank and published by Bloomberg. The interest rate for each Advance shall equal the average daily rate of the Fed H.15 for the period in which the relevant Advance is outstanding. There was no outstanding balance under this agreement at December 31, 2012 or 2011.

On April 10, 2010, the Company amended and restated a short-term financing arrangement with SAFGRS, whereby SAFGRS has the right to borrow up to $520 million from the Company. The principal amount of the note was originally for $950 million. Interest under the note is payable on the outstanding daily unpaid principal amount of each advance from the date the advance is made until payment in full, and accrues on a fluctuating rate per annum (computed on the basis of a 360-day year and the actual days elapsed) equal to three-month USD-LIBOR plus 300 basis points (3.0 percent) for each interest period under the note; provided however, that at any given time, the three-month USD-LIBOR rate shall not be less than 3.5 percent. Interest accrued is payable on January 10, April 10, July 10, and October 10 of each year, commencing on
July 10, 2010 and ending on and including April 10, 2011 (unless the short-term financing arrangement is extended in accordance with its terms). On January 10, 2009, as required under AIG's credit facility agreement with the New York Fed, the Company and SAFGRS executed an affiliate subordination agreement in respect to the amended and restated short-term financing arrangement (the "Subordination Agreement"), pursuant to which the Company agreed to subordinate its rights under the short-term financing arrangement in favor of the New York Fed in limited circumstances. As a result of the complete repayment by AIG of all amounts owing under AIG's revolving credit facility with the New York Fed on January 14, 2011, the Subordination Agreement was terminated by the Company and SAFGRS on February 22, 2011. On April 11, 2011, SAFGRS repaid the amount borrowed under the note of $218 million, and by its terms the note expired. There was no outstanding balance at December 31, 2011.

GIC Assumption

On June 3, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, U.S. Bank National Association, as trustee ("US Bank"), and the Salt Verde Financial Corporation ("Salt Verde"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by Salt Verde. As part of this assignment and assumption, the Company received from AIGMFC approximately $312 thousand, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets, Inc. ("AIG Markets") in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On June 30, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, US Bank, as trustee, and the Southern California Public Power Authority ("SCPPS"), pursuant to which the Company assumed all of AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and US Bank relating to certain bonds issued by SCPPA. As part of this assignment and assumption, the Company received from AIGMFC approximately $14 million, representing the then outstanding principal amount of

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

investments under the investment agreement plus accrued by unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

On September 22, 2011, the Company entered into an assignment and assumption agreement with AIGMFC, The Bank of New York Mellon Trust Company, N.A., as the trustee ("BONY"), and the Long Beach Bond Finance Authority ("Long Beach"), pursuant to which the Company assumed all of the AIGMFC's obligations under a certain investment agreement previously entered into between AIGMFC and BONY relating to certain bonds issued by Long Beach. As part of this assignment and assumption, the Company received from AIGMFC approximately $20 million, representing the then outstanding principal amount of investments under the investment agreement plus accrued but unpaid interest thereon. The Company also entered into a swap with AIG Markets in connection with the foregoing transaction, which, among other things, provides a fee to the Company for assuming the obligations under the investment agreement and hedges the Company's interest rate risk associated with the investment agreement. Obligations of AIG Markets under the swap are guaranteed by AIG.

Other

Effective August 1, 2003, the Company and AIGB entered into a Cut-through Agreement pursuant to which insurers, their beneficiaries and owners were granted a direct right of action against the Company in the event AIGB becomes insolvent or otherwise cannot or refuses to perform its obligations under certain life insurance policies issued by AIGB. The Cut-through Agreement was approved by the Texas Department of Insurance. The amount of the retained liability on AIGB's books related to this agreement totaled $405 thousand at December 31, 2012 and $445 thousand at December 31, 2011. The Company believes the probability of loss under this agreement is remote.

The Company engages in structured settlement transactions, certain of which transactions involve affiliated property and casualty insurance company members of the AIG Property and Casualty group. In a structured settlement arrangement, a property and casualty insurance policy claimant has agreed to settle a casualty insurance claim in exchange for fixed payments over either a fixed determinable period of time or a life contingent period. In such claim settlement arrangements, a casualty insurance claim payment provides the funding for the purchase of a single premium immediate annuity ("SPIA") issued by the Company for the ultimate benefit of the claimant. The portion of the Company's liabilities related to structured settlements involving life contingencies are reported in future policy benefits, while the portion not involving life contingencies are reported in policyholder contract deposits. In certain structured settlement arrangements the property and casualty insurance company remains contingently liable for the payments to the claimant. The Company carried liabilities of $1.2 billion and $1.1 billion at December 31, 2012 and 2011, respectively, related to SPIAs issued by the Company in conjunction with structured settlement transactions involving AIG Property and Casualty group members where those members remained contingently liable for the payments to the claimant. In addition, the Company carried liabilities for the structured settlement transactions where the AIG Property and Casualty group members were no longer contingently liable for the payments to the claimant.

17. BENEFIT PLANS

Effective January 1, 2002, the Company's employees participate in various benefit plans sponsored by AIG, including a noncontributory qualified defined benefit retirement plan, various stock option and purchase plans, a 401(k) plan and a post retirement benefit program for medical care and life insurance (the "U.S. Plans"). AIG's U.S. Plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates.

The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the U.S. Plans, Employee Retirement Income Security Act ("ERISA") qualified defined contribution plans and ERISA plans issued by other AIG subsidiaries (the "ERISA Plans"). If the ERISA Plans do not have adequate funds to pay obligations due participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG ERISA control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

18. SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were issued.

Ambrose Transactions

On February 6, 2013, the Company acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 2") with a fair market value of $159 million in exchange for an intraday Demand Note that was subsequently extinguished. The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 2 with a combined carrying value of approximately $2.0 billion to a newly formed special purpose entity, Ambrose 2013-2 ("Ambrose 2"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 2 in three tranches, (Class A1, B and X), with a fair value of approximately $2.0 billion. The Class X notes ($67 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $159 million Demand Note resulting in a $92 million capital contribution to the Company. Ambrose 2 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 2 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 2 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 2 is a VIE and the Company maintains the power to direct the activities of Ambrose 2 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 2 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity. The Class A1 and Class B structured securities issued by Ambrose 2 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 2 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 2 transaction resulted in an increase in the Company's assets (Secondary Portfolio 2 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

On April 10, 2013, the Company executed a similar transaction to Ambrose 2 in which it acquired certain financial assets from AIG and subsequently entered into a related securitization transaction involving certain affiliates and a third party for the purpose of enhancing its risk-based capital ratio, liquidity and net investment income. The financial assets acquired from AIG consisted of a portfolio of structured securities ("Secondary Portfolio 3") with a fair market value of $179 million in exchange for an intraday Demand Note. that was subsequently extinguished The securitization transaction involved the Company's transfer of a portfolio of its high grade corporate securities along with the Secondary Portfolio 3 with a combined carrying value of approximately $2.1 billion to a newly formed special purpose entity, Ambrose 2013-3 ("Ambrose 3"). The Company received 100 percent of its consideration for the transferred securities in the form of beneficial interests in structured securities issued by Ambrose 3 in three tranches, (Class A1, B and X), with a fair value of approximately $2.1 billion. The Class X notes ($58 million) were subsequently transferred on the same day to AIG in exchange for cancellation of the $179 million Demand Note resulting in a $121 million capital contribution to the Company. Ambrose 3 also issued a tranche of Class A2 notes to third party investors and received cash consideration of $25 million. Ambrose 3 also received a capital commitment of up to $300 million from a non-U.S. subsidiary of AIG, guaranteed by AIG, pursuant to which such entity will contribute funds to Ambrose 3 upon demand. AIG indirectly bears the first loss position in the transaction through its ownership of the Class X notes and the capital commitment.

Ambrose 3 is a VIE and the Company maintains the power to direct the activities of Ambrose 3 that most significantly impact its economic performance and bears the obligation to absorb losses or receive benefits from Ambrose 3 that could potentially be significant to the VIE. Accordingly, the Company will consolidate this entity.

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)

The Class A1 and Class B structured securities issued by Ambrose 3 and held by the Company are eliminated in consolidation. The Class X Notes and the Class A2 Notes issued by Ambrose 3 and held by AIG and a third party, respectively, are classified as notes payable. On a consolidated basis, the Ambrose 3 transaction resulted in an increase in the Company's assets (Secondary Portfolio 3 and cash), liabilities (notes payable) and shareholder's equity (capital contribution from AIG).

Dividend to AGC Life

The Company paid a $571 million dividend to AGC Life on March 28, 2013.

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                               NAIC CODE: 19445

                     STATUTORY BASIS FINANCIAL STATEMENTS

                       AS OF DECEMBER 31, 2012 AND 2011

           AND FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010

                     NATIONAL UNION FIRE INSURANCE COMPANY
                              OF PITTSBURGH, PA.

                     STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                               TABLE OF CONTENTS

Independent Auditor's Report................................................  2
Statements of Admitted Assets...............................................  4
Statements of Liabilities, Capital and Surplus..............................  5
Statements of Operations and Changes in Capital and Surplus.................  6
Statements of Cash Flow.....................................................  7
Note 1 - Organization and Summary of Significant Statutory Basis Accounting
Policies....................................................................  8
Note 2 - Accounting Adjustments to Statutory Basis Financial Statements..... 20
Note 3 - Investments........................................................ 24
Note 4 - Reserves for Loss and Loss Adjustment Expense...................... 34
Note 5 - Related Party Transactions......................................... 39
Note 6 - Reinsurance........................................................ 50
Note 7 - Deposit Accounting Assets and Liabilities.......................... 56
Note 8 - Federal Income Taxes............................................... 57
Note 9 - Pension Plans and Deferred Compensation Arrangements............... 65
Note 10 - Capital and Surplus and Dividend Restrictions..................... 67
Note 11 - Contingencies..................................................... 69
Note 12 - Other Significant Matters......................................... 77
Note 13 - Subsequent Events................................................. 80

                         INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholder of National Union Fire Insurance Company of Pittsburgh, Pa.:

We have audited the accompanying statutory financial statements of National Union Fire Insurance Company of Pittsburgh, Pa., which comprise the statutory statements of admitted assets, liabilities and surplus as of December 31, 2012 and 2011, and the related statutory statements of income and changes in surplus, and cash flows for each of the three years ended December 31, 2012.

MANAGEMENT'S RESPONSIBILITY FOR THE FINANCIAL STATEMENTS

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

AUDITOR'S RESPONSIBILITY

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company's preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BASIS FOR ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

As described in Note 1B to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1B and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

ADVERSE OPINION ON U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

In our opinion, because of the significance of the matter discussed in the "Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles" paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years ended December 31, 2012.

OPINION ON STATUTORY BASIS OF ACCOUNTING

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years ended December 31, 2012, in accordance with the accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania described in Note 1B. The financial statements give retroactive effect to the merger of Landmark Insurance Company into the Company on January 1, 2012 in a transaction accounted for as a statutory merger, as described in Notes 1 and 5 to the accompanying financial statements.

OTHER MATTER

As discussed in Notes 1, 4 and 5 to the accompanying financial statements, the Company has entered into significant transactions with certain affiliated entities.

PRICEWATERHOUSECOOPERS LLP
New York, New York
April 26, 2013

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                         STATEMENTS OF ADMITTED ASSETS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                            (DOLLARS IN THOUSANDS)

AS OF DECEMBER 31,                                                                               2012         2011
------------------                                                                            ----------- -----------
Cash and invested assets:
   Bonds, primarily at amortized cost (fair value: 2012 - $15,156,100; 2011 - $15,737,286)    $14,245,527 $15,386,797
   Common stocks, primarily at carrying value adjusted for nonadmitted assets (cost: 2012 -
     $3,774,410; 2011 - $1,499,608)                                                             9,008,683   6,911,789
   Other invested assets (cost: 2012 - $3,586,503; 2011 - $3,441,378)                           4,007,170   3,938,581
   Derivatives                                                                                      2,323       2,509
   Short-term investments, at amortized cost (approximates fair value)                            303,188     173,663
   Cash equivalents and cash (overdrafts)                                                         102,015    (134,853)
   Receivable for securities sold                                                                   3,211       3,639
                                                                                              ----------- -----------
       TOTAL CASH AND INVESTED ASSETS                                                          27,672,117  26,282,125
                                                                                              ----------- -----------
Investment income due and accrued                                                                 159,520     160,173
Agents' balances or uncollected premiums:
   Premiums in course of collection                                                               778,174     453,367
   Premiums and installments booked but deferred and not yet due                                  303,626     362,444
   Accrued retrospective premiums                                                               1,180,119   1,454,580
Amounts billed and receivable from high deductible policies                                        60,776      40,431
Reinsurance recoverable on loss payments                                                          436,391     380,513
Funds held by or deposited with reinsurers                                                         79,950      75,887
Net deferred tax assets                                                                           885,686     887,922
Equities in underwriting pools and associations                                                   269,842     281,764
Receivables from parent, subsidiaries and affiliates                                              366,647     167,221
Other admitted assets                                                                             327,950     394,881
                                                                                              ----------- -----------
       TOTAL ADMITTED ASSETS                                                                  $32,520,798 $30,941,308
                                                                                              =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                STATEMENTS OF LIABILITIES, CAPITAL AND SURPLUS
                                STATUTORY BASIS
                       AS OF DECEMBER 31, 2012 AND 2011
                (DOLLARS IN THOUSANDS EXCEPT SHARE INFORMATION)

AS OF DECEMBER 31,                                                                                2012        2011
------------------                                                                             ----------- -----------
                                         Liabilities
Reserves for losses and loss adjustment expenses                                               $12,280,858 $12,342,958
Unearned premium reserves                                                                        2,375,430   2,567,425
Commissions, premium taxes, and other expenses payable                                             269,360     318,910
Reinsurance payable on paid loss and loss adjustment expenses                                      297,992      88,014
Current federal taxes payable to parent                                                                492      63,965
Funds held by company under reinsurance treaties                                                 1,070,100   1,031,053
Provision for reinsurance                                                                           50,810      77,539
Ceded reinsurance premiums payable, net of ceding commissions                                      424,394     323,658
Collateral deposit liability                                                                       397,920     316,620
Payable for securities purchased                                                                     7,736         329
Payable to parent, subsidiaries and affiliates                                                     464,721     593,674
Other liabilities                                                                                  482,081     442,411
                                                                                               ----------- -----------
   TOTAL LIABILITIES                                                                            18,121,894  18,166,556
                                                                                               ----------- -----------
                                     Capital and Surplus
Common capital stock, $5.00 par value, 1,000,000 shares authorized, 895,750 shares issued and
  outstanding                                                                                        4,479       4,479
Capital in excess of par value                                                                   8,800,382   6,388,635
Unassigned surplus                                                                               5,592,771   5,772,155
Special surplus tax - SSAP 10R                                                                          --     609,232
Special surplus funds from retroactive reinsurance                                                   1,272         251
                                                                                               ----------- -----------
   TOTAL CAPITAL AND SURPLUS                                                                    14,398,904  12,774,752
                                                                                               ----------- -----------
   TOTAL LIABILITIES, CAPITAL AND SURPLUS                                                      $32,520,798 $30,941,308
                                                                                               =========== ===========

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

          STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                                   2012         2011         2010
--------------------------------                                               -----------  -----------  -----------
                          Statement of Operations
Underwriting income:
   Premiums earned                                                             $ 4,830,308  $ 5,293,586  $ 5,339,239
Underwriting deductions:
   Losses incurred                                                               3,596,181    3,836,877    4,855,589
   Loss adjustment expenses incurred                                               612,110      616,469      934,751
   Other underwriting expenses incurred                                          1,337,353    1,332,551    1,412,886
                                                                               -----------  -----------  -----------
Total underwriting deductions                                                    5,545,644    5,785,897    7,203,226
                                                                               -----------  -----------  -----------
Loss portfolio transfer:
   Premium from affiliated loss portfolio transfer (Note 4)                        (42,477)  (1,814,940)          --
   Losses recognized from affiliated loss portfolio transfer (Note 4)               42,477    1,814,940           --
                                                                               -----------  -----------  -----------
Total loss portfolio transfer                                                           --           --           --
                                                                               -----------  -----------  -----------
Net underwriting loss                                                             (715,336)    (492,311)  (1,863,987)
                                                                               -----------  -----------  -----------
Investment gain:
   Net investment income earned                                                  1,805,552      981,112    1,113,159
   Net realized capital gains (net of capital gains tax: 2012 - $ 2; 2011 -
     $ 2,096; 2010 - $17,787)                                                       26,074      176,048        8,856
                                                                               -----------  -----------  -----------
Net investment gain                                                              1,831,626    1,157,160    1,122,015
                                                                               -----------  -----------  -----------
Net (loss) gain from agents' or premium balances charged-off                       (60,217)     (17,105)      22,205
Other (expense) income                                                              (2,827)     (38,544)      42,805
                                                                               -----------  -----------  -----------
INCOME (LOSS) AFTER CAPITAL GAINS TAXES AND BEFORE FEDERAL INCOME TAXES          1,053,246      609,200     (676,962)
Federal and foreign income tax expense (benefit)                                    14,278        4,776          (61)
                                                                               -----------  -----------  -----------
   NET INCOME (LOSS)                                                           $ 1,038,968  $   604,424  $  (676,901)
                                                                               ===========  ===========  ===========
                       Changes in Capital and Surplus
Capital and surplus, as of December 31, previous year $                         12,774,752  $12,913,542  $12,828,996
   Adjustment to beginning surplus                                                  55,356     (373,381)     (54,138)
Capital and surplus, as of January 1,                                           12,830,108   12,540,161   12,774,858
   Net income (loss)                                                             1,038,968      604,424     (676,901)
   Change in net unrealized capital (losses) gains (net of capital gains tax
     (benefit)expense: 2012 - $(15,710); 2011 - $(3,817): 2010 - $ 63,042)        (216,527)     389,013      428,758
   Change in net deferred income tax                                               (75,234)     182,102       30,914
   Change in non-admitted assets                                                   129,220     (232,514)      81,715
   Change in provision for reinsurance                                              26,729       17,034       (8,078)
   Capital contribution                                                          2,401,423      651,765      774,479
   Dividends to stockholders                                                    (1,735,998)    (881,346)    (889,961)
   Foreign exchange translation                                                        215           --       (4,244)
   Change in SSAP 10R                                                                   --        7,435      356,128
   Other surplus adjustments                                                            --        6,678       45,874
   Return of capital                                                                    --     (510,000)          --
                                                                               -----------  -----------  -----------
 Total changes in capital and surplus                                            1,568,796      234,591      138,684
                                                                               -----------  -----------  -----------
CAPITAL AND SURPLUS, AS OF DECEMBER 31,                                        $14,398,904  $12,774,752  $12,913,542
                                                                               ===========  ===========  ===========

               SEE NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                            STATEMENTS OF CASH FLOW
                                STATUTORY BASIS
             FOR THE YEARS ENDED DECEMBER 31, 2012, 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

FOR THE YEARS ENDED DECEMBER 31,                                              2012         2011         2010
--------------------------------                                           ----------  -----------  -----------
                          Cash from Operations
Premiums collected, net of reinsurance                                     $4,805,816  $ 4,828,083  $ 5,097,077
Net investment income                                                       1,751,882    1,000,207    1,135,097
Miscellaneous (expense) income                                                (20,480)     (59,534)      22,050
                                                                           ----------  -----------  -----------
   SUB-TOTAL                                                                6,537,218    5,768,756    6,254,224
                                                                           ----------  -----------  -----------
Benefit and loss related payments                                           3,451,479    4,112,321    4,315,640
Payment to an affiliate under loss portfolio transfer                              --      827,363           --
Commission and other expense paid                                           2,069,508    2,086,052    2,160,708
Dividends paid to policyholders                                                    --           --           --
Federal and foreign income taxes paid (recovered)                                  65      (38,969)    (130,706)
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) OPERATIONS                              1,016,166   (1,218,011)     (91,418)
                                                                           ----------  -----------  -----------
                         Cash from Investments
Proceeds from investments sold, matured, or repaid:
   Bonds                                                                    2,694,473    4,730,149    6,214,943
   Stocks                                                                       9,810    1,468,434      532,652
   Other                                                                      301,493      470,130    1,006,732
                                                                           ----------  -----------  -----------
   TOTAL PROCEEDS FROM INVESTMENTS SOLD, MATURED, OR REPAID                 3,005,776    6,668,713    7,754,327
                                                                           ----------  -----------  -----------
Cost of investments acquired:
   Bonds                                                                    2,308,892    5,720,496    7,607,962
   Stocks                                                                     216,285      658,502      621,311
   Other                                                                      454,820    1,310,840    1,160,055
                                                                           ----------  -----------  -----------
   TOTAL COST OF INVESTMENTS ACQUIRED                                       2,979,997    7,689,838    9,389,328
                                                                           ----------  -----------  -----------
   NET CASH PROVIDED FROM (USED IN) INVESTING ACTIVITIES                       25,779   (1,021,125)  (1,635,001)
                                                                           ----------  -----------  -----------
             Cash from Financing and Miscellaneous Sources
Capital contributions                                                         300,000    1,387,617           --
Return of capital                                                                  --     (510,000)          --
Dividends to stockholder                                                     (833,896)    (845,000)    (776,238)
Intercompany receivable and payable, net                                     (322,440)     508,588    2,144,287
Net deposit on deposit-type contracts and other insurance                      (1,775)      (2,479)      14,281
Equities in underwriting pools and associations                                57,752      292,276        6,871
Collateral deposit liability                                                   81,300     (114,101)     (14,278)
Other                                                                          43,507       25,421      (75,817)
                                                                           ----------  -----------  -----------
   NET CASH (USED IN) PROVIDED BY FINANCING AND MISCELLANEOUS ACTIVITIES     (675,552)     742,322    1,299,106
                                                                           ----------  -----------  -----------
   NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS                              366,393   (1,496,814)    (427,313)
Cash and short-term investments:
   Beginning of year                                                           38,810    1,535,624    1,962,937
                                                                           ----------  -----------  -----------
   END OF YEAR                                                             $  405,203  $    38,810  $ 1,535,624
                                                                           ==========  ===========  ===========

Refer to Note 12D for non-cash items.

               See Notes to Statutory Basis Financial Statements

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS
  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010
                            (DOLLARS IN THOUSANDS)

NOTE 1 - ORGANIZATION AND SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

A. ORGANIZATION

   National Union Fire Insurance Company of Pittsburgh, Pa. (the Company or National Union) is a direct wholly-owned subsidiary of AIG Property Casualty U.S., Inc., a Delaware corporation, which is in turn owned by AIG Property Casualty Inc. (AIG PC), a Delaware corporation. The Company's ultimate parent is American International Group, Inc. (the Ultimate Parent or
   AIG). AIG conducts its property and casualty operations through multiple line companies writing substantially all commercial and consumer lines both domestically and abroad. These operations were branded under the Chartis name in 2009 and rebranded as AIG Property Casualty in the third quarter of 2012. On April 1, 2013, Chartis, U.S., Inc. and Chartis Inc. were renamed as AIG Property Casualty U.S., Inc. and AIG Property Casualty Inc., respectively.

   AIG PC conducts the general insurance operations of AIG. AIG PC presents its financial information in two operating segments - commercial insurance and consumer insurance - with the supporting claims, actuarial, and underwriting disciplines integrated into these two major business segments.

   The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. In addition to writing substantially all classes of business insurance, including large commercial or industrial property insurance, excess liability, inland marine, environmental, workers' compensation and excess and umbrella coverages, the Company offers many specialized forms of insurance such as aviation, accident and health, warranty, equipment breakdown, directors and officers liability, difference in conditions, kidnap-ransom, export credit and political risk, and various types of errors and omissions coverages. Through AIG's risk management operation, the Company provides insurance and risk management programs to large corporate customers. In addition, through AIG's risk solution operation, the Company provides its customized structured products and through the Private Client Group the Company provides personal lines insurance to high-net-worth individuals.

   The Company remains diversified both in terms of classes of business and geographic locations. For calendar year 2012, 22.8 percent of its net premiums written represented workers' compensation business. During 2012, of the Company's total direct written premium, 12.5 percent, 9.1 percent and
   8.3 percent were written in California, Texas, and New York, respectively. Direct premiums written in non-U.S. jurisdictions accounted for 10.8 percent of the Company's direct writings. No other jurisdiction accounted for more than 5.0 percent of such premiums.

   The Company is party to an Amended and Restated Inter-company Pooling Agreement, dated October 1, 2011 among the companies listed below (the Admitted Pooling Agreement), which nine companies are each a member of the Admitted Companies Pool (the Admitted Pool) governed by the Admitted Pooling Agreement. The changes to the Admitted Companies Pooling Agreement were not material and were intended to clarify certain provisions and to consolidate and modernize the 1978 agreement with 14 addenda into one document. The member companies, their National Association of Insurance Commissioners
   (NAIC) company codes, inter-company pooling percentages and states of domicile are as follows:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                           Pool
                                                                NAIC   Participation   State of
Company                                                        Co Code  Percentage     Domicile
-------                                                        ------- ------------- ------------
(1) National Union*                                             19445       38%      Pennsylvania
(2) American Home Assurance Company (American Home)             19380       36%        New York
(3) Commerce and Industry Insurance Company (C&I)               19410       11%        New York
(4) Chartis Property Casualty Company (CPCC)                    19402       5%       Pennsylvania
(5) New Hampshire Insurance Company (New Hampshire)             23841       5%       Pennsylvania
(6) The Insurance Company of the State of Pennsylvania (ISOP)   19429       5%       Pennsylvania
(7) Chartis Casualty Company (CCC)                              40258       0%       Pennsylvania
(8) Granite State Insurance Company (Granite)                   23809       0%       Pennsylvania
(9) Illinois National Insurance Co. (Illinois National)         23817       0%         Illinois
*Lead Company

   The accompanying financial statements include the Company's U.S. operation and its participation in the Chartis Overseas Association (COA or the Association). Refer to Note 5 for additional information pertaining to the Association.

   The Company accepts business mainly from insurance brokers, enabling selection of specialized markets and retention of underwriting control. Any licensed insurance broker is able to submit business to the Company, but such broker has no authority to commit the Company to accept risk. In addition, the Company utilizes certain managing general agents and third party administrators for policy issuance and administration, underwriting, and claims adjustment services.

   The Company has significant transactions with AIG and its affiliates. Refer to Note 5 for additional information.

   Effective January 1, 2012, Landmark Insurance Company (Landmark) was merged into the Company. In conjunction with this merger, the Company retroceded all of Landmark's gross reserves to Lexington Insurance Company (Lexington). Refer to Note 5 for additional information.

   Prior year amounts within the Statements of Admitted Assets, Liabilities, Capital and Surplus and Operations and Changes in Capital and Surplus, have been adjusted to reflect the merger of Landmark into the Company and subsequent retrocession to Lexington as if these transactions had occurred as of January 1, 2011. However, the Company received Pennsylvania Department of Insurance (PA DOI) concurrence to support its decision to not present the full impact of the merger in the 2011 and 2010 prior year's Statement of Operations and Changes in Capital and Surplus. Refer to Note 5 for additional information.

   Asset and liability accounts acquired by the Company as a result of the merger that are subject to pooling under the Admitted Pooling Agreement have been allocated to each pool participant in accordance with its pooling participation percentage. Accounts not subject to pooling, (e.g. cash and invested assets) have been added to the Company's prior year balances.

B. SUMMARY OF SIGNIFICANT STATUTORY BASIS ACCOUNTING POLICIES

   PRESCRIBED OR PERMITTED STATUTORY ACCOUNTING PRACTICES:

   The Company's financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the Commonwealth of Pennsylvania (PA SAP).

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   PA SAP recognizes only statutory accounting practices prescribed or permitted by the Commonwealth of Pennsylvania for determining and reporting the financial position and results of operations of an insurance company and for the purpose of determining its solvency under the Pennsylvania Insurance Code. The NAIC Accounting Practices and Procedures Manual (NAIC SAP) has been adopted as a component of prescribed or permitted practices by the Commonwealth of Pennsylvania. The Commissioner of the Insurance Department of the Commonwealth of Pennsylvania (the Commissioner) has the right to permit other specific practices that deviate from prescribed practices.

   PA SAP has adopted certain accounting practices that differ from those found in NAIC SAP, including the prescribed practices of allowing the discounting of workers' compensation known case and incurred but not reported (IBNR) loss reserves on a non-tabular basis (under NAIC SAP, non-tabular discounting of reserves is not permitted).

   With the concurrence of the Pennsylvania Insurance Department (PA DOI), the Company has also discounted certain of its asbestos reserves, specifically, those for which future payments have been identified as fixed and determinable.

   With the concurrence of the PA DOI, certain offsets to the provision for reinsurance have been calculated in accordance with the accounting practice prescribed by the State of New York.

   Had the aforementioned prescribed and permitted practices not been utilized, the Company would continue to comply with the NAIC's risk based capital and surplus requirements for the 2012, 2011 and 2010 reporting periods.

   A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed or permitted by PA SAP is shown below:

DECEMBER 31,                                             2012         2011         2010
------------                                         -----------  -----------  -----------
Net income (loss), PA SAP                            $ 1,038,968  $   604,424  $  (676,901)
State prescribed practices - addition (deduction):
   Non-tabular discounting                                11,750      221,772     (267,788)
                                                     -----------  -----------  -----------
NET INCOME (LOSS), NAIC SAP                          $ 1,050,718  $   826,196  $  (944,689)
                                                     ===========  ===========  ===========
STATUTORY SURPLUS, PA SAP                            $14,398,904  $12,774,752  $12,913,542
State prescribed or permitted practices - (charge):
   Non-tabular discounting                              (974,532)    (986,282)  (1,208,054)
   Credits for reinsurance                              (122,388)    (100,092)    (181,992)
                                                     -----------  -----------  -----------
STATUTORY SURPLUS, NAIC SAP                          $13,301,984  $11,688,378  $11,523,496
                                                     ===========  ===========  ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   STATUTORY ACCOUNTING PRACTICES AND GENERALLY ACCEPTED ACCOUNTING PRINCIPLES:

   NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (GAAP). NAIC SAP and PA SAP vary in certain respects from GAAP. A description of certain of these accounting differences is set forth below:

   Under GAAP:

    a. Costs that are incremental, directly related and essential to the successful acquisition of new or existing insurance contracts, as well as costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance, do not exist in GAAP;

    c. The equity in earnings of affiliates with ownership between 20.0 percent and 50.0 percent is generally included in net income, and investments in subsidiaries with greater than 50.0 percent ownership are generally consolidated;

    d. The reserves for losses and loss adjustment expenses (LAE) and unearned premium reserves are presented gross of ceded reinsurance by establishing a reinsurance recoverable asset;

    e. Debt and equity securities deemed to be available-for-sale and trading securities are reported at fair value. This includes securities where management elects to, where it was not otherwise required to, report under fair value (referred to a fair value option securities). The difference between cost and fair value of securities available-for-sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity. For trading and fair value option securities, the difference between cost and fair value is included in income. Securities that are designated as held to maturity are valued at amortized cost;

    f. Direct written premium contracts that do not have sufficient risk transfer between the parties, as defined, are treated as deposit accounting liabilities;

    g. Retroactive insurance and reinsurance contracts require the deferral and amortization of gains over the settlement period of the ceded claim recoveries. Losses are recognized in the Statement of Operations immediately;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the financial statements. The provision for deferred income taxes can be reported in both income and comprehensive income;

    i. For structured settlements in which the reporting entity has not been legally released from its obligation with the claimant (i.e., the settlement remains the primary obligor), GAAP requires the deferral of any gain resulting from the purchase of a structured settlement annuity and to present an asset for the amounts to be recovered from such annuities;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. Entities termed variable interest entities (VIEs) in which equity investors do not have the characteristics of controlling interest, or do not have sufficient equity at risk to finance its activities without additional subordinated financial support from other parties, are subject to consolidation by the entity that will absorb the majority of the VIE's expected losses or residual returns, if they occur;

    k. Investments in limited partnerships, hedge funds and private equity interests over which the Company has influence are accounted for using the equity method with changes in interest included in income. Interest over which the Company does not have influence are reported, net of tax, as a component of accumulated other comprehensive income in shareholder's equity; and

    l. The statement of cash flow differs in certain respects from the presentation required under NAIC, including the presentation of changes in cash and cash equivalents.

   Under NAIC SAP:

    a. All costs related to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed;

    b. Statutory basis adjustments, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus;

    c. Subsidiaries are not consolidated. The equity in earnings of affiliates is included in unrealized appreciation/(depreciation) of investments, which is reported directly in surplus. Dividends are reported as investment income;

    d. The reserve for losses and LAE and unearned premium reserves are presented net of ceded reinsurance;

    e. NAIC investment grade debt securities are reported at amortized cost, while NAIC non-investment grade debt securities (NAIC rated 3 to 6) are reported at lower of cost or fair value;

    f. Direct written premium contracts are reported as insurance as long as policies are issued in accordance with insurance requirements;

    g. Retroactive insurance and reinsurance contracts gains and losses are recognized in earnings and surplus is segregated to the extent gains are recognized. Certain retroactive intercompany reinsurance contracts are accounted for as prospective reinsurance if there is no gain in surplus as a result of the transaction;

    h. Deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. Changes in deferred income taxes are charged directly to surplus and have no impact on earnings. The admissibility of deferred tax assets is limited;

    i. Structured settlement annuities where the claimant is the payee are treated as completed transactions (thereby allowing for immediate gain recognition), regardless of whether or not the reporting entity is the owner of the annuity;

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


    j. NAIC SAP does not require consolidation of VIEs;

    k. Investments in partnerships, hedge funds and private equity interests are carried at the underlying GAAP equity with results from operations reflected in unrealized gains and losses in the Statements of Changes in Capital and Surplus; and

    l. Statutory statement of cash flows presents changes in cash and short-term investments and certain sources of cash are excluded from operational cash flows.

   The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   SIGNIFICANT STATUTORY ACCOUNTING PRACTICES:

   A summary of the Company's significant statutory accounting practices are as follows:

   Use of Estimates: The preparation of financial statements in conformity with PA SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. PA SAP also requires disclosure of contingent assets and liabilities at the date of the statutory financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates, which include those estimates for loss reserves and LAE, certain reinsurance balances, admissibility of deferred taxes, allowance for doubtful accounts and the carrying value of certain investments.

   Invested Assets: The Company's invested assets are accounted for as follows:

       . Cash and Cash Equivalents: Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both; (a) readily convertible to known amounts of cash; and
          (b) so near their maturity that they present insignificant risk of changes in value because of changes in interest rates. Cash is in a negative position when outstanding checks exceed cash-on-hand in operating bank accounts. As described in Note 5, the Company is party to an Admitted Pool pooling agreement. As the Company is the lead participant in the pool, the Company makes disbursements on behalf of the pool which may also result in a negative cash position. As required by the NAIC SAP, any negative cash balance is presented within the Statements of Admitted Assets.

       . Short-term Investments: The Company considers all highly liquid debt securities with maturities of greater than three months but less than twelve months from the date of purchase to be short-term investments. Short-term investments are carried at amortized cost which approximates fair value (as designated by the NAIC Capital Markets and Investment Analysis Office). The Company's strategy is to maximize its investment return by investing a significant amount of cash-on-hand in short-term investments. Short-term investments are recorded separately from cash in the accompanying financial statements. The Company funds cash accounts daily using funds from short-term investments.

       . Bonds: Bonds (other than Loan Backed and Structured Securities i.e. "Bonds") with an NAIC designation of 1 and 2 are carried at amortized cost. Bonds with an NAIC designation of 3 thru 6 are

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

          carried at the lower of amortized cost or fair value. Bonds that have not been filed with the NAIC Capital Markets and Investment Analysis Office within one year of purchase receive a "6*" rating and are carried at zero value, with a charge to unrealized investment loss. If approved, bonds filed with the NAIC Capital Markets and Investment Analysis Office which receive a "6*" can be carried at a value greater than zero.

          Initial NAIC designations are determined by comparing the amortized cost of the security to the appropriate range of values either predetermined by the NAIC or provided through the NAIC's third party modelers. Initial NAIC designations of 1 and 2 are carried at amortized cost. Initial NAIC designations of 3 thru 6 are carried at the lower of amortized cost or fair value. A final NAIC designation is determined by comparing the carrying value of the security to the same range of provided values. Modeled securities, agency securities, credit tenant loans, equipment trust certificates, corporate-like securities rated by the NAIC Capital Markets and Investment Analysis Office, interest only securities, and those securities with original NAIC designations of 1, 5*, 6, or 6* are excluded from the multi-step process.

          Loan-backed and structured securities are carried at amortized cost. As of December 31, 2012 and 2011, the fair value of the Company's loan-backed and structured securities approximated $5,823,124 and $5,190,542, respectively. Prepayment assumptions for single-class and multi-class mortgage-backed and asset-backed securities are obtained from an outside vendor or internal estimates. The Company uses independent pricing services and broker quotes in determining the fair value of its loan-backed and structured securities. The Company uses the retrospective adjustment method to account for the effect of unscheduled payments affecting high credit quality securities, while securities with less than high credit quality and securities for which the collection of all contractual cash flows is not probable are both accounted for using the prospective adjustment method.

       . COMMON AND PREFERRED STOCKS: Unaffiliated common stocks are carried principally at fair value. Perpetual preferred stocks with an NAIC rating of P1 or P2, which have characteristics of equity securities, are carried at fair value. Redeemable preferred stocks with an NAIC rating of RP1 or RP2, which have characteristics of debt securities, are carried at amortized cost. All below investment grade, NAIC 3 to 6, preferred stocks are carried at the lower of amortized cost or fair value.

          Investments in non-publicly traded affiliates are recorded based on the underlying equity of the respective entity's financial statements. The Company's share of undistributed earnings and losses of the affiliates are reported in the Unassigned Surplus as unrealized gains and losses.

       . OTHER INVESTED ASSETS: Other invested assets primarily include joint ventures and partnerships. Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an other-than-temporary impairment ("OTTI") in value, the cost basis is written down to fair value as the new cost basis, with a corresponding charge to Net Realized Capital Gains/(Losses) as a realized capital loss. Investments in collateral loans are carried at their outstanding principal balance plus related accrued interest, less impairments, if any, and are admitted assets to the extent the fair value of the underlying collateral value equals or exceeds 100 percent of the recorded loan balance.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


       . Derivatives: The fair values of derivatives are determined using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency. The Company's cross-currency swaps are accounted for under SSAP No. 86, entitled "Accounting for Derivative Instruments and Hedging Transactions" (SSAP 86). None of the cross-currency swaps meet the hedging requirements under SSAP 86, and therefore the change in fair value of such derivatives are recorded as unrealized gains or losses in Unassigned Surplus in the Statements of Operations and Changes in Capital and Surplus. When the derivative contract expires, realized gains and losses are recorded in investment income.

       . Net Investment Gains: Net investment gains consist of net investment income earned and realized capital gains or losses from the disposition or impairment of investments. Net investment income earned includes accrued interest, accrued dividends and distributions from partnerships and joint ventures. Investment income is recorded as earned. Dividends received from subsidiaries are recorded as dividend income within net investment income on the date of declaration. Realized capital gains or losses on the disposition of investments are determined on the basis of specific identification.

          Investment income due and accrued is assessed for collectability. The Company writes off investment income due and accrued when it is probable that the amount is uncollectible by recording a charge against investment income in the period such determination is made. Any recorded amounts over 90 days past due are non-admitted assets of the Company. As of December 31, 2012 and 2011, no material amount of investment income due and accrued was determined to be uncollectible or non-admitted.

       . UNREALIZED GAINS (LOSSES): Unrealized gains (losses) on all stocks, bonds carried at fair value, joint ventures, partnerships, derivatives and foreign currency translation are credited or charged to Unassigned Surplus.

   OTHER THAN TEMPORARY IMPAIRMENT:

   Management regularly evaluates its investments for OTTI in value. The determination that a security has incurred an OTTI and the amount of any loss recognition requires judgment and a continual review of the investment portfolio.

   The Company's policy for determining OTTI has been established in accordance with the prescribed NAIC SAP guidance, including SSAP NO. 43R REVISED,-LOAN-BACKED AND STRUCTURED SECURITIES, SSAP NO. 26 - BONDS, EXCLUDING LOAN BACKED AND STRUCTURED SECURITIES, SSAP NO. 30 - INVESTMENTS IN COMMON STOCK (EXCLUDING INVESTMENTS IN COMMON STOCK OF SUBSIDIARY, CONTROLLED, OR AFFILIATED ENTITIES), SSAP NO. 48 - JOINT VENTURES, PARTNERSHIPS AND LIMITED LIABILITY COMPANIES AND INTERPRETATION OF THE EMERGING ACCOUNTING ISSUES WORKING GROUP (INT) 06-07 DEFINITION OF PHRASE "OTHER THAN TEMPORARY".

   For bonds, other than loan-backed and structured securities, an OTTI shall be considered to have occurred if it is probable that the Company will not be able to collect all amounts due under the contractual terms in effect at the acquisition date of the debt security. For loan-backed and structured securities, when a credit-related OTTI is present, the amount of OTTI recognized as a realized capital loss is equal to the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected. If a bond is

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   determined to have an OTTI in value the cost basis is written down to fair value as a new cost basis, with the corresponding charge to Net Realized Capital Gains (Losses). In general, a security is considered a candidate for OTTI if it meets any of the following criteria:

    . Trading at a significant (25 percent or more) discount to par, amortized cost (if lower) or cost for an extended period of time (nine consecutive months or longer); or

    . The occurrence of a discrete credit event resulting in (i) the issuer defaulting on a material outstanding obligation, (ii) the issuer seeking protection from creditors under bankruptcy law or any similar laws intended for court supervised reorganization of insolvent enterprises; or (iii) the issuer proposing a voluntary reorganization pursuant to which creditors are asked to exchange their claims for cash or securities having a fair value substantially lower than par value of their claims; or

    .  There are other factors precluding a full recovery of the investments.

       Common and preferred stock investments whose fair value is less than their book value for a period greater than twelve months are considered candidates for OTTI. Once a candidate for impairment has been identified, the investment must be analyzed. Factors include:

    .  The Company may not realize a full recovery on its investment;

    .  Fundamental credit issues of the issuer exist;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Limited partnership investments whose fair value is less than its book value for a period greater than twelve months with a significant unrealized loss are considered candidates for OTTI. OTTI factors to consider include:

    . An order of liquidation or other fundamental credit issues with the partnership exists;

    . Reduction in scheduled cash flow activities between the Company and the partnership or fund during the year;

    . There is an intent to sell, or the Company may be required to sell, the investment prior to the recovery of cost of the investment; or

    . Other qualitative/quantitative factors indicating an OTTI has occurred exist.

   Revenue Recognition: Direct written premiums are primarily earned on a pro rata basis over the terms of the policies to which they relate. For policies with exposure periods greater than thirteen months, premiums are earned in accordance with the methods prescribed in SSAP No. 65, Property and Casualty Contracts (SSAP 65). Accordingly, unearned premiums represent the portion of premiums written which are applicable to the unexpired

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   terms of policies in force. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

   Premium estimates for retrospectively rated policies are recognized in the periods in which the related losses are incurred. In accordance with SSAP No. 66, Retrospectively Rated Contracts (SSAP 66), the Company estimates accrued retrospectively rated premium adjustments using the application of historical ratios of retrospectively rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to written and earned premiums. The Company establishes non-admitted assets for all amounts recoverable where any agent's balance or uncollected premium has been classified as non-admitted, and thereafter for 10 percent of any amounts recoverable not offset by retrospectively rated premiums or collateral. At December 31, 2012 and 2011, accrued premiums related to the Company's retrospectively rated contracts amounted to $1,180,119 and $1,454,580, respectively, net of non-admitted premium balances of $40,186 and $61,447, respectively.

   Net written premiums that were subject to retrospective rating features were as follows:

FOR THE YEARS ENDED DECEMBER 31,                                  2012      2011      2010
--------------------------------                                --------  --------  --------
Net written premiums subject to retrospectively rated premiums  $163,089  $370,673  $552,805
Percentage of total net written premiums                             3.5%      7.6%     11.5%

   Adjustments to premiums for changes in the level of exposure to insurance risk are generally determined based upon audits conducted after the policy expiration date. In accordance with SSAP No. 53, Property and Casualty Contracts - Premiums (SSAP 53), the Company records the audit premium estimates as an adjustment to written premium, and earns these premiums immediately. For premium estimates that result in a return of premium to the policyholder, the Company immediately reduces earned premiums. When the premium exceeds the amount of collateral held, a non-admitted asset (equivalent to 10 percent of this excess amount) is recorded.

   In accordance with SSAP 53, the Company reviews its ultimate losses with respect to its unearned premium reserves. A premium deficiency liability is established if the unearned premium reserves are not sufficient to cover the ultimate loss projection and associated acquisition expenses. Investment income is considered in the calculation (refer to Note 2A within these financial statements).

   For certain lines of business for which an insurance policy is issued on a claims-made basis, the Company offers its insureds the option to purchase an extended reporting endorsement which permits the extended reporting of insured events after the termination of the claims-made contract. Extended reporting endorsements modify the discovery period of the underlying contract and can be for a defined period (e.g., six months, one year or five year term) or an indefinite period. For defined reporting periods, premiums are earned over the term. For indefinite reporting periods, premiums are fully earned as written and loss and LAE liabilities associated with the unreported claims are recognized immediately.

   For warranty insurance, the Company will generally offer reimbursement coverage on service contracts issued by an authorized administrator and sold through a particular retail channel. Premiums are recognized over the life of the reimbursement policy in proportion to the expected loss emergence. The expected loss emergence can vary substantially by policy due to the characteristics of products sold by the retailer, the terms and conditions of service contracts sold as well as the duration of an original warranty provided by the equipment manufacturer. The Company reviews all such factors to produce earnings curves which approximate the expected loss emergence for a particular contract in order to recognize the revenue earned.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Reinsurance: Ceded premiums, commissions, expense reimbursements and reserves related to ceded business are accounted for on a basis consistent with that used in accounting for the original contracts issued and the terms of the reinsurance contract. Ceded premiums are reported as a reduction of premium earned. Amounts applicable to ceded reinsurance for unearned premium reserves, and reserves for losses and LAE have been reported as a reduction of these items, and expense allowances received in connection with ceded reinsurance are accounted for as a reduction of the related acquisition cost.

   Retroactive Reinsurance: Retroactive reinsurance reserves are reported separately in the Statement of Liabilities, Capital and Surplus. Gains or losses are recognized in the Statements of Operations and Changes in Capital and Surplus as part of Other Income. Surplus gains are reported as segregated Unassigned Surplus until the actual retroactive reinsurance recovered exceeds the consideration paid.

   Deposit Accounting: Assumed and ceded reinsurance contracts which, based on internal analysis, do not transfer a sufficient amount of insurance risk are recorded as deposit accounting transactions. In accordance with SSAP
   No. 62R, the Company records the net consideration paid or received as a deposit asset or liability, respectively. The deposit asset is reported as admitted if; i) the assuming company is licensed, accredited or qualified by PA DOI, or, ii) the collateral (i.e.: funds withheld, letters of credit or trusts provided by the reinsurer) meets all the requirements of PA SAP. The deposit asset or liability is adjusted by calculating the effective yield on the deposit to reflect the actual payments made or received to date and the expected future payments with a corresponding credit or charge to Other Income in the Statements of Operations and Changes in Capital and Surplus.

   High Deductible Policies: In accordance with SSAP 65, the Company establishes loss reserves for high deductible policies net of deductibles (or reserve credits). As of December 31, 2012 and 2011, the amount of reserve credits recorded for high deductibles on unpaid claims amounted to $4,387,850 and $3,905,073, respectively.

   The Company establishes a non-admitted asset for 10 percent of paid loss recoverables, on high deductible policies, in excess of collateral held on an individual insured basis, or for all paid loss recoverables where no collateral is held. As of December 31, 2012 and 2011, the net amount billed and recoverable on paid claims was $85,644 and $66,826, respectively, of which $24,868 and $26,395, respectively, were non-admitted. Additionally, the Company establishes an allowance for doubtful accounts for such paid loss recoverables in excess of collateral and after non-admitted assets, and does not recognize reserve credits where paid loss credits are deemed by the Company to be uncollectible.

   Foreign Property Casualty Business: As agreed with the PA DOI, the Company accounts for its participation in the business of the Association (see Note
   5) by: (a) recording its net (after pooling) participation of such business as direct writings in its statutory financial statements; (b) recording in the Statements of Operations and Changes in Capital and Surplus its participation in the results of underwriting and investment income; and,
   (c) recording in the Statements of Admitted Assets and Liabilities, Capital and Surplus, its participation in the significant insurance and reinsurance balances; its net participation in all other assets (such as invested assets) and liabilities has been recorded in Equities in Underwriting Pools and Associations.

   Commissions and Underwriting Expenses: Commissions, premium taxes, and certain underwriting expenses are charged to income at the time associated premiums are written and are included in Other Underwriting Expenses Incurred. In accordance with SSAP 62R, the Company records a liability, equal to the difference between the acquisition cost and the reinsurance commissions received, on those instances where ceding commissions paid

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   exceed the acquisition cost of the business ceded. The liability is amortized pro rata over the effective period of the reinsurance agreement in proportion to the amount of coverage provided under the reinsurance contract.

   Reserves for Losses and LAE: The reserves for losses and LAE, including IBNR losses, are determined on the basis of actuarial specialists' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are reviewed and updated as needed, and any resulting adjustments are recorded in the current period. Accordingly, reserves for losses and LAE are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy.

   The Company discounts its loss reserves on workers' compensation claims and certain of its asbestos reserves as follows:

   The calculation of the Company's workers' compensation tabular discount is based upon the 1979-81 Decennial Mortality Table, and applying a 3.5 percent interest rate. As of December 31, 2012 and 2011, the Company's tabular discount amounted to $223,283 and $214,052, respectively, all of which were applied against the Company's case reserves.

   As prescribed by the Pennsylvania Insurance statutes, the calculation of the Company's workers' compensation non-tabular discount is determined as follows:

    . For accident years 2001 and prior - based upon the industry payout pattern and a 6.0 percent interest rate.

    . For accident years 2002 and subsequent - At December 31, 2012 and 2011, with the approval of the Commissioner, the Company discounted its workers compensation loss reserves for accident years 2002 and subsequent at an interest rate no greater than 4.25 percent, which is commensurate with the average yield on its bond portfolio with maturities consistent with the expected payout pattern.

   As of December 31, 2012, the Company's non-tabular discount amounted to $974,532 of which $480,332 and $494,200 were applied to case reserves and IBNR, respectively. As of December 31, 2011, the Company's non-tabular discount amounted to $986,282, of which $405,872 and $580,410 were applied to case reserves and IBNR, respectively. As of December 31, 2012 and 2011, the discounted reserves for losses (net of reinsurance) were $3,622,672 and $3,743,396, respectively.

   Foreign Exchange: Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Revenues, expenses, gains, losses and surplus adjustments are translated using weighted average exchange rates. Unrealized gains and losses from translating balances from foreign currency into United States currency are recorded as adjustments to surplus. Realized gains and losses resulting from foreign currency transactions are included in Other Income in the Statements of Operations and Changes in Capital and Surplus.

   Statutory Basis Reserves: Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company.

   Policyholders' Dividends: Dividends to policyholders are charged to income as declared.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Capital and Surplus: Common capital stock and capital in excess of par value represent amounts received by the Company in exchange for shares issued. The common capital stock represents the number of shares issued multiplied by the stated par value per share. Capital in excess of par value represents the value received by the Company in excess of the stated par value per share and subsequent capital contributions in cash or in kind from its shareholders.

   Non-Admitted Assets: Certain assets, principally electronic data processing
   (EDP) equipment, software, leasehold improvements, certain overdue agents' balances, accrued retrospective premiums, certain deposit accounting assets that do not meet PA SAP requirements for admissibility, prepaid expenses, certain deferred taxes that exceed statutory guidance and unsupported current taxes are designated as non-admitted assets and are directly charged to Unassigned Surplus. EDP equipment primarily consists of non-operating software and is depreciated over its useful life, generally not exceeding 5 years. Leasehold improvements are amortized over the lesser of the remaining lease term or the estimated useful life of the leasehold improvement. Depreciation and amortization expense for the years ended December 31, 2012 and 2011, amounted to $9,643 and $15,194, respectively, and accumulated depreciation as of December 31, 2012 and 2011 amounted to $172,094 and $162,468, respectively.

   Reclassifications: Certain balances contained in the 2011 and 2010 financial statements have been reclassified to conform to the current year's presentation.

NOTE 2-ACCOUNTING ADJUSTMENTS TO STATUTORY BASIS FINANCIAL STATEMENTS

A. CHANGES IN ACCOUNTING PRINCIPLES:

   In 2012, the Company adopted changes in accounting principle impacting the following areas:

   Income Taxes:

   Effective January 1, 2012 the Company adopted SSAP No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP 101). SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes. The adoption of SSAP 101 did not impact the Company's surplus. Refer to Note 8 for additional information.

   Premium Deficiency Calculation:

   For short-duration insurance contracts, starting in 2012, the Company elected to include anticipated investment income in its determination of whether a premium deficiency exists. The Company believes the inclusion of anticipated investment income in the recoverability analysis is a preferable accounting policy because it includes in the recoverability analysis the fact that there is a timing difference between when premiums are collected and in turn invested and when losses and related expenses are paid. This is considered a change in accounting principle that required retrospective application to all periods presented. Because the Company historically has not recorded any premium deficiency on its short-duration insurance contracts even without the inclusion of anticipated investment income, there were no changes to the historical financial statements for the change in accounting principle.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In 2011, the Company adopted a change in accounting principle affecting the following area:

   Guaranty Fund and Other Assessments:

   In 2011, the Company adopted SSAP No. 35 - Revised - Guaranty Fund and Other Assessments (SSAP 35R) effective for the reporting period beginning
   January 1, 2011. Under the new guidance, entities subject to assessments would recognize liabilities only when all of the following conditions are met:

    1. An assessment has been imposed or information available prior to the issuance of the statutory financial statements indicates that it is probable that an assessment will be imposed;

    2. The event obligating an entity to pay an imposed or probable assessment has occurred on or before the date of the statutory financial statements; and

    3. The amount of the assessment can be reasonably estimated.

      For premium based assessments, the amount to be accrued is based on current year premiums written and not estimated future premiums written.

   Under SSAP 35R, accounting for guaranty fund assessments would be determined in accordance with the type of guaranty fund assessment imposed. Additionally, SSAP 35R allows the anticipated recoverables from policy surcharges and premium tax offsets from accrued liability assessments to be an admitted asset (refer to Note 12).

   The adoption of SSAP 35R did not impact the Company's surplus.

B. OTHER ADJUSTMENTS TO SURPLUS:

   The Company has dedicated significant effort to the resolution of deficiencies in internal controls. As a result of these remediation efforts, management concluded that subsequently identified adjustments should be made to the Assets, Liabilities, and Capital and Surplus as reported in the Company's 2011, 2010, and 2009 annual statutory basis financial statements. While these adjustments were noteworthy, after evaluating the quantitative and qualitative aspects of these corrections, the Company concluded that its prior period financial statements were not materially misstated and, therefore, no restatement was required. These adjustments resulted in after tax statutory (charges) credits that in accordance with SSAP No. 3 Accounting Changes and Correction of Errors have been reported as an adjustment to Unassigned Surplus as of January 1, 2012, 2011, and 2010. The impact of these adjustments on policyholder surplus as of January 1, 2012, 2011, and 2010 is as follows:

   2012 ADJUSTMENTS:

                                                               POLICYHOLDERS TOTAL ADMITTED
                                                                  SURPLUS        ASSETS     TOTAL LIABILITIES
                                                               ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2011                                    $12,774,752   $30,941,308      $18,166,556
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $5,574 of deemed capital
     contribution)                                                   23,356        23,356               --
   Liability corrections                                            (27,898)           --           27,898
   Income tax corrections (includes $4,750 of deemed capital
     contribution)                                                   59,898        59,898               --
                                                                -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                     55,356        83,254           27,898
                                                                -----------   -----------      -----------
BALANCE AT JANUARY 1, 2012, AS ADJUSTED                         $12,830,108   $31,024,562      $18,194,454
                                                                ===========   ===========      ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The composition of each of the net correcting adjustments to opening January 1, 2012 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS-The net amount relates to corrections for the following items: a) deemed dividend resulting from the forgiveness of a loan to an affiliate, b) overstated allowance accounts, c) reduction of accrued recoverables related to self insured retention programs, d) cross-ownership interest in affiliated companies, e) reconciling items relating to other assets and deposit programs, and f) reductions for unrealizable retrospectively rated premiums.

   LIABILITY CORRECTIONS-The net amount relates to corrections for the following items: a) unearned premium and loss reserves validation adjustments b) statutory to GAAP IBNR differences c) deposit liability validations and d) residual market plan excess liabilities.

   INCOME TAX CORRECTIONS- The net amount relates to corrections for the following items: a) current and deferred tax assets and liabilities and b) the tax effect of the corresponding change in asset and liability corrections.

2011 ADJUSTMENTS:

                                                         POLICYHOLDERS TOTAL ADMITTED
                                                            SURPLUS        ASSETS     TOTAL LIABILITIES
                                                         ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2010                              $12,740,815   $32,248,074      $19,507,259
Adjustments to beginning Capital and Surplus
   Asset corrections                                         (151,727)     (151,727)              --
   Liability corrections                                     (211,512)           --          211,512
   Income tax corrections                                     (10,142)      (10,142)              --
                                                          -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BE GINNING CAPITAL AND
         SURPLUS                                             (373,381)     (161,869)         211,512
                                                          -----------   -----------      -----------
BALANCE AT JANUARY 1, 2011, AS ADJUSTED                   $12,367,434   $32,086,205      $19,718,771
                                                          ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2011 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of corrections for: (a) cross ownership interest in affiliated companies; (b) non-admitted assets; (c) a pooling of equities and deposits in pools and associations; (d) valuation of SSAP 97 investments; and
   (e) non-admitted assets related to retro premium and high deductible recoverables; partially offset by (f) allowance account adjustments;
   (g) reclassification of paid losses; (h) a surplus adjustment; and (i) other small miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) a deferral of a gain associated with investment transfers and sale amongst affiliates in 2010 (this gain was realized in 2011, when the securities were sold to third parties); (b) an increase in IBNR as a result of the reversal of asbestos reserves related to coverage in place agreements; and (c) adjustment of paid losses and loss reserves; partially offset by (d) miscellaneous reserve adjustments; and (e) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The decrease in taxes is primarily the result of:
   (a) adjustments to the current and deferred tax assets and tax liabilities, and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2010 ADJUSTMENTS:

                                                            POLICYHOLDERS TOTAL ADMITTED
                                                               SURPLUS        ASSETS     TOTAL LIABILITIES
                                                            ------------- -------------- -----------------
BALANCE AT DECEMBER 31, 2009                                 $12,658,360   $32,031,866      $19,373,506
Adjustments to beginning Capital and Surplus
   Asset corrections (includes $173,473 of deemed capital
     contribution)                                               (50,416)      (50,416)              --
   Liability corrections                                         (25,068)           --           25,068
   Income tax corrections                                         21,346        21,346               --
                                                             -----------   -----------      -----------
       TOTAL ADJUSTMENTS TO BEGINNING CAPITAL AND
         SURPLUS                                                 (54,138)      (29,070)          25,068
                                                             -----------   -----------      -----------
BALANCE AT JANUARY 1, 2010, AS ADJUSTED                      $12,604,222   $32,002,796      $19,398,574
                                                             ===========   ===========      ===========

   The composition of each of the net correcting adjustments to opening January 1, 2010 surplus, admitted assets and admitted liabilities is described below:

   ASSET CORRECTIONS - The decrease in net admitted assets is primarily the result of: (a) a decrease in the value of the affiliated common stock of United Guaranty Corporation (UGC), resulting from miscellaneous 2009 audit adjustments identified at UGC after the filing of the Company's 2009 financial statements; (b) a decrease in miscellaneous accounts receivable; and (c) a decrease in the value of investments in subsidiaries; partially offset by, (d) an increase in equities and deposits in pools and association; and, (e) other miscellaneous adjustments.

   LIABILITY CORRECTIONS - The increase in total liabilities is primarily the result of: (a) an increase in loss reserves to correct prior year calculations related to insolvent reinsurers and commuted reinsurance agreements; (b) an increase in IBNR; (c) a correction of deposit liability balances; and, (d) other small miscellaneous adjustments.

   INCOME TAX CORRECTIONS - The change in taxes is primarily the result of:
   (a) adjustments to the deferred tax balances; and (b) the tax effect of the corresponding change in asset and liability corrections.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 3 - INVESTMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS:

The following table presents the carrying values and fair values of the Company's financial instruments as of December 31, 2012 and 2011:

                                                                2012                    2011
                                                       ----------------------- -----------------------
                                                        CARRYING                CARRYING
                                                         VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                                       ----------- ----------- ----------- -----------
Assets:
   Bonds                                               $14,245,527 $15,156,100 $15,386,797 $15,737,286
   Common stock                                          9,008,683  10,564,678   6,911,789   8,966,208
   Preferred stocks                                             --          --          --       1,867
   Derivatives                                               2,323       2,323       2,509       2,509
   Other invested assets                                 4,007,170   4,007,170   3,938,581   3,938,581
   Cash, cash equivalents and short-term investments       405,203     405,203      38,810      38,810
   Receivable for securities                                 3,211       3,211       3,639       3,639
   Equities and deposits in pool & associations            269,842     269,842     281,764     281,764
Liabilities:
   Collateral deposit liability                            397,920     397,920     316,620     316,620
   Payable for securities                                    7,736       7,736         329         329

The methods and assumptions used in estimating the fair values of financial instruments are as follows:

    . The fair values of bonds, unaffiliated common stocks and preferred stocks are based on fair values that reflect the price at which a security would sell in an arm's length transaction between a willing buyer and seller. As such, sources of valuation include third party pricing sources, stock exchange, broker or custodian or the NAIC Capital Markets and Investment Analysis Office.

    . The fair values of affiliated common stocks are based on the underlying equity of the respective entity's financial statements.

    . Other invested assets primarily include partnerships and joint ventures. Fair values are based on the net asset value of the respective entity's financial statements.

    . The fair values of derivatives are valued using quoted prices in active markets and other market-evidence whenever possible, including market-based inputs to model, broker or dealer quotations or alternative pricing sources with reasonable levels of price transparency.

    . The carrying value of all other financial instruments approximates fair value.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The reconciliation from carrying value to fair value of the Company's bond investments as of December 31, 2012 and 2011 are outlined in the tables below:

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2012:
   U.S. governments                                                $   430,234  $ 16,139   $   114   $   446,259
   All other governments                                             1,559,337   100,618       202     1,659,753
   States, territories and possessions                                 830,661    72,485         5       903,141
   Political subdivisions of states, territories and possessions     1,154,431    75,316     1,030     1,228,717
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                2,790,498   195,832        10     2,986,320
   Industrial and miscellaneous                                      7,480,366   493,922    42,378     7,931,910
                                                                   -----------  --------   -------   -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2012                            $14,245,527  $954,312   $43,739   $15,156,100
                                                                   ===========  ========   =======   ===========

At December 31, 2012 the Company held hybrid securities with a fair value of $82,675 and carrying value of $78,493. The securities are included in the Industrial and miscellaneous category.

                                                                                 GROSS      GROSS
                                                                    CARRYING   UNREALIZED UNREALIZED
                                                                     VALUE *     GAINS      LOSSES   FAIR VALUE
                                                                   ----------- ---------- ---------- -----------
AS OF DECEMBER 31, 2011:
   U.S. governments                                                $   451,897  $ 16,383   $      1  $   468,279
   All other governments                                             1,695,122    79,651      2,925    1,771,848
   States, territories and possessions                               1,077,767    79,882         --    1,157,649
   Political subdivisions of states, territories and possessions     1,407,364    97,063      2,672    1,501,755
   Special revenue and special assessment obligations and all non-guaranteed obligations of agencies and authorities
     and their political subdivisions                                3,399,824   181,549     11,761    3,569,612
   Industrial and miscellaneous                                      7,354,823   106,527    193,207    7,268,143
                                                                   -----------  --------   --------  -----------
   TOTAL BONDS, AS OF DECEMBER 31, 2011                            $15,386,797  $561,055   $210,566  $15,737,286
                                                                   ===========  ========   ========  ===========

At December 31, 2011 the Company held hybrid securities with a fair value of $74,546 and carrying value of $73,504. The securities are included in the Industrial and miscellaneous category.

--------
* Includes bonds with NAIC designation of 3 to 6 that are reported at the lower of amortized cost or fair value. As of December 31, 2012 and 2011, the carrying value of those bonds amounted to $278,063 and $219,451, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The carrying values and fair values of bonds at December 31, 2012, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                                         CARRYING
                                          VALUE *   FAIR VALUE
                                        ----------- -----------
Due in one year or less                 $   532,223 $   536,281
Due after one year through five years     3,028,033   3,195,728
Due after five years through ten years    3,062,939   3,294,947
Due after ten years                       2,125,448   2,306,020
Structured securities                     5,496,884   5,823,124
                                        ----------- -----------
   TOTAL BONDS                          $14,245,527 $15,156,100
                                        =========== ===========

Proceeds from sales and associated gross realized capital gains and losses for each of the three years ended December 31, 2012 were as follows:

FOR THE YEARS ENDED DECEMBER 31           2012                   2011                    2010
-------------------------------  ---------------------  ----------------------  ---------------------
                                               EQUITY                 EQUITY                  EQUITY
                                    BONDS    SECURITIES    BONDS    SECURITIES     BONDS    SECURITIES
                                 ----------  ---------- ----------  ----------  ----------  ----------
    Proceeds from sale           $2,182,266    $7,796   $3,520,358  $1,314,510  $5,085,708   $111,224
    Gross realized gains             79,131     1,076      110,006       1,850     198,111     14,691
    Gross realized losses            (9,259)     (269)      (4,189)     (1,062)    (29,723)    (3,240)

The reconciliation from cost or amortized cost to carrying value of the Company's common and preferred stocks, as of December 31, 2012 and 2011, are set forth in the tables below:

                                   DECEMBER 31, 2012
                --------------------------------------------------------
                 COST OR     GROSS      GROSS
                AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                  COST       GAINS      LOSSES      ASSET       VALUE
                ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated   $3,643,368 $5,238,725   $3,088     $ 1,795    $8,877,210
Non-affiliated     131,042        431       --          --       131,473
                ---------- ----------   ------     -------    ----------
   TOTAL        $3,774,410 $5,239,156   $3,088     $ 1,795    $9,008,683
                ========== ==========   ======     =======    ==========

                                      DECEMBER 31, 2011
                   --------------------------------------------------------
                    COST OR     GROSS      GROSS
                   AMORTIZED  UNREALIZED UNREALIZED NON-ADMITTED  CARRYING
                     COST       GAINS      LOSSES      ASSET       VALUE
                   ---------- ---------- ---------- ------------ ----------
Common stocks:
   Affiliated      $1,401,047 $5,390,605   $3,921     $    --    $6,787,731
Non-affiliated         98,561     25,667      170          --       124,058
                   ---------- ----------   ------     -------    ----------
   TOTAL           $1,499,608 $5,416,272   $4,091     $    --    $6,911,789
                   ========== ==========   ======     =======    ==========

Preferred stocks:
Non-affiliated     $       -- $    1,867   $   --     $    --            --
                   ---------- ----------   ------     -------    ----------
   TOTAL           $       -- $    1,867   $   --     $    --    $       --
                   ========== ==========   ======     =======    ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The fair value associated with the affiliated common stocks were $10,564,678 and $8,966,208 as of December 31, 2012 and 2011, respectively.

The fair value of the Company's bonds and stocks that had gross unrealized losses as of December 31, 2012 and 2011 is set forth in the tables below:

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2012:

U.S. governments                                               $ 14,792    $   99    $  1,712   $    15   $   16,504  $   114
All other governments                                            47,630       154      10,006        48       57,636      202
States, territories and possessions                              12,537         5          --        --       12,537        5
Political subdivisions of states,territories and possessions     10,477         3      14,973     1,027       25,450    1,030
Special revenue                                                  61,187        10          --        --       61,187       10
Industrial and miscellaneous                                    453,594     5,250     605,653    37,128    1,059,247   42,378
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS                                                    $600,217    $5,521    $632,344   $38,218   $1,232,561  $43,739
                                                               --------    ------    --------   -------   ----------  -------
Affiliated                                                           --        --      14,590     3,088       14,590    3,088
Non-affiliated                                                       --        --          10        --           10       --
                                                               --------    ------    --------   -------   ----------  -------
TOTAL COMMON STOCKS                                            $     --    $   --    $ 14,600   $ 3,088   $   14,600  $ 3,088
                                                               --------    ------    --------   -------   ----------  -------
TOTAL BONDS AND STOCKS                                         $600,217    $5,521    $646,944   $41,306   $1,247,161  $46,827
                                                               ========    ======    ========   =======   ==========  =======

                                                               LESS THAN 12 MONTHS   12 MONTHS OR LONGER          TOTAL
                                                              --------------------- --------------------- ---------------------
                                                                         UNREALIZED            UNREALIZED            UNREALIZED
                                                              FAIR VALUE   LOSSES   FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
DESCRIPTION OF SECURITIES                                     ---------- ---------- ---------- ---------- ---------- ----------
As of December 31, 2011:
U.S. governments                                              $      881  $      1   $      7   $    --   $      888  $      1
All other governments                                            137,882     2,925         --        --      137,882     2,925
States, territories and possessions                                   --        --         --        --           --        --
Political subdivisions of states,territories and possessions          --        --     13,346     2,672       13,346     2,672
Special revenue                                                   16,330       294     93,431    11,467      109,761    11,761
Industrial and miscellaneous                                   3,576,648   130,733    540,308    62,474    4,116,956   193,207
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS                                                   $3,731,741  $133,953   $647,092   $76,613   $4,378,833  $210,566
                                                              ----------  --------   --------   -------   ----------  --------
Affiliated                                                            --        --     26,287     3,921       26,287     3,921
Non-affiliated                                                     1,201       170         --        --        1,201       170
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL COMMON STOCKS                                           $    1,201  $    170   $ 26,287   $ 3,921   $   27,488  $  4,091
                                                              ----------  --------   --------   -------   ----------  --------
TOTAL BONDS AND STOCKS                                        $3,732,942  $134,123   $673,379   $80,534   $4,406,321  $214,657
                                                              ==========  ========   ========   =======   ==========  ========

The Company reported write-downs on its bond investments due to OTTI in fair value of $30,590, $60,751, and $217,924 in 2012, 2011 and 2010, respectively, and reported write-downs on its common and preferred stock investments due to OTTI in fair value of $1,821, $1,784, and $4,269 during 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

Fair values are based on the net asset value of the respective entity's financial statements. Joint ventures and partnership investments are accounted for under the equity method, based on the most recent financial statements of the entity. Changes in carrying value are recorded as unrealized gains or losses. For investments in joint ventures and partnerships that are determined to have an OTTI in value, the costs are written-down to fair value as the new cost basis, with the corresponding charge to Net Realized Capital Gain ( Losses) as a realized capital loss.

During 2012, 2011 and 2010, the Company reported the following write-downs on its joint ventures and partnership investments due to an OTTI in fair value:

FOR THE YEARS ENDED DECEMBER 31,                               2012    2011    2010
--------------------------------                              ------- ------- -------
KRG Capital Fund III, L.P.                                    $ 5,074 $    -- $    --
PAI Europe IV, L.P.                                             3,514      --      --
PineBridge Southern Cone Partners, L.P.                         1,911      --      --
Thayer Equity IV                                                1,686
Matlin Patterson Global Opportunities Partners II, L.P.         3,349   2,707   8,699
Doughty Hanson & Co. III, LP                                    1,383   2,427      --
Apollo IV LP                                                    1,004      --      --
Knowledge Universe Education, L.P.                                 --  13,237      --
PineBridge Portable Alpha Fund SPC, solely on behalf of            --
       Class A - PineBridge Value/S&P 500 Portfolio                --   3,891      --
PineBridge Multi-Strategy Fund-of-Funds LLC, solely on             --
   behalf of PineBridge Volatility Arbitrage Onshore Series        --   2,955      --
AIG Africa Infrastructure Fund                                     --   2,844      --
Questor Partners Fund II, L.P.                                     --   2,810      --
Warbug Pincus Equity Partners, LP                                  --   2,383      --
AIG Africa Infrastructure Mgmt Fund LLC                            --   2,134      --
Carlyle Europe Partners, L.P.                                      --   1,669      --
PineBridge Asia Partners, L.P.                                     --   1,298      --
General Atlantic Partners 82, L.P.                                 --   1,022      --
Satellite Fund II, LP                                              --     342   4,382
North Castle II                                                    --      --   1,900
The Good Steward Enhanced Fund, Ltd.                               --      --   1,264
Odyssey Investment Partners Funds, LP                              --      --   1,121
Items less than $1.0 million                                    1,508     623   1,187
                                                              ------- ------- -------
TOTAL                                                         $19,429 $40,342 $18,553
                                                              ======= ======= =======

Securities at carrying value of $2,960,603 and $3,094,652 were deposited with regulatory authorities as required by law as of December 31, 2012 and 2011, respectively.

During 2012, 2011 and 2010, investment expenses of $30,749, $37,979, and $13,195, respectively, and interest expense of $1,062, $5, and $5,341, respectively were included in Net Investment Income Earned.

The degree of judgment used in measuring the fair value of financial instruments generally correlates with the level of pricing observability. Financial instruments with quoted prices in active markets generally have more pricing observability and less judgment is required to be used in measuring fair value. Conversely, financial instruments traded in other-than-active markets or that do not have quoted prices have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment. An active market is one in which transactions for the assets or liabilities occur with sufficient frequency and volume to provide pricing information on an

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

ongoing basis. An other-than-active market is one in which there are few transactions, the prices are not current, price quotations vary substantially either over time or among market makers, or in which little information is released publicly for the asset or liability being valued. Pricing observability is affected by a number of factors, including the type of financial instrument, whether the financial instrument is new to the market and not yet established, the characteristics specific to the transaction and general market conditions.

The standard defines three "levels" based on observability of inputs available in the marketplace used to measure fair value. Such levels are:

    . Level 1: Fair value measurements based on quoted prices (unadjusted) in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date.

    . Level 2: Fair value measurements based on inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. Level 2 inputs include quoted prices for similar assets and liabilities in active markets, and inputs other than quoted prices that are observable at commonly quoted intervals.

    . Level 3: Fair value measurements based on valuation techniques that use significant inputs that are unobservable. These measurements include circumstances in which there is little, if any, market activity for the asset or liability.

Bonds, Common Stocks, Preferred Stocks and Derivatives:

The Company maximizes the use of observable inputs and minimizes the use of unobservable inputs when measuring fair value. Whenever available, the Company uses fair values for bonds, common stocks, preferred stocks and derivatives with NAIC ratings of 3 or below where fair value is less than amortized cost. When fair values are not available, fair values are obtained from third party pricing sources.

The following tables present information about financial instruments carried at fair value on a recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012 and 2011:

                       DECEMBER 31, 2012
               ---------------------------------
               Level 1 Level 2 Level 3   Total
               ------- ------- -------- --------
Bonds          $   --  $70,614 $ 65,311 $135,925
Common stocks   1,704       --  122,411  124,115
Derivatives        --    2,323       --    2,323
               ------  ------- -------- --------
Total          $1,704  $72,937 $187,722 $262,363
               ======  ======= ======== ========

                       DECEMBER 31, 2011
               ----------------------------------
               Level 1 Level 2  Level 3   Total
               ------- -------- -------- --------
Bonds          $   --  $151,427 $ 27,986 $179,413
Common stocks   2,236        --  121,822  124,058
Derivatives        --     2,509       --    2,509
               ------  -------- -------- --------
Total          $2,236  $153,936 $149,808 $305,980
               ======  ======== ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The following tables present changes during 2012 and 2011 in Level 3 financial instruments measured at fair value on a recurring basis, and the realized and unrealized gains (losses) recorded in income during 2012 and 2011 related to the Level 3 financial instruments that remained in the Statements of Admitted Assets at December 31, 2012 and 2011:

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $ 27,986    $26,379  $(54,805)             $198                   $2,164              $63,389
Common stocks     121,822        589        --                --                       --                   --
                 --------    -------  --------              ----                   ------              -------
Total            $149,808    $26,968  $(54,805)             $198                   $2,164              $63,389
                 ========    =======  ========              ====                   ======              =======

                Balance at
               December 31,
                   2012
               ------------
Bonds            $ 65,311
Common stocks     122,411
                 --------
Total            $187,722
                 ========

                                                                              Unrealized Gains
                 Balance                                                          (Losses)        Purchases, Sales,
               Beginning of Transfers Transfers Total Realized Gains (Losses)   Included in    Issuances, Settlements,
                   Year        In        Out       Included in Net Income         Surplus                Net
               ------------ --------- --------- ----------------------------- ---------------- -----------------------
Bonds            $21,436     $28,000  $(22,375)            $(2,319)                $2,286               $958
Common stocks     77,501      44,321        --                  --                     --                 --
                 -------     -------  --------             -------                 ------               ----
Total            $98,937     $72,321  $(22,375)            $(2,319)                $2,286               $958
                 =======     =======  ========             =======                 ======               ====

                Balance at
               December 31,
                   2011
               ------------
Bonds            $ 27,986
Common stocks     121,822
                 --------
Total            $149,808
                 ========

Other Invested Assets:

The Company initially estimates the fair value of investments in joint ventures and limited partnerships (predominately private limited partnerships and certain hedge funds) by reference to their initial transaction prices. Subsequently, the Company obtains the fair value of these investments generally from net asset value information provided by the general partner or manager of the investments, the financial statements of which are audited annually. The Company considers observable market data and performs due diligence procedures in validating the appropriateness of using the net asset value as a fair value measurement.

The Company also measures the fair value of certain assets such as joint ventures and limited partnerships included in other invested assets on a non-recurring basis when events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. The following table presents information about other invested assets carried at fair value on a non-recurring basis and indicates the level of the fair value measurement per SSAP 100 as of December 31, 2012.

                              DECEMBER 31, 2012
                       -------------------------------
                       Level 1 Level 2 Level 3  Total
                       ------- ------- ------- -------
Other invested assets    $--     $--   $11,016 $11,016
                         ---     ---   ------- -------
Total                    $--     $--   $11,016 $11,016
                         ===     ===   ======= =======

                               DECEMBER 31, 2011
                       ---------------------------------
                       Level 1 Level 2 Level 3   Total
                       ------- ------- -------- --------
Other invested assets    $--   $6,381  $134,086 $140,467
                         ---   ------  -------- --------
Total                    $--   $6,381  $134,086 $140,467
                         ===   ======  ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Loan-Backed and Structured Securities:

There was no OTTI recorded during the year for loan-backed and structured securities due to the Company's intent to sell or its inability or lack of intent to hold such securities.

At December 31, 2012, the Company held loan-backed and structured securities for which it had recognized credit-related OTTI based on the present value of projected cash flows expected to be collected being less than the amortized cost of the securities.

BOOK /ADJUSTED CARRYING VALUE PRESENT VALUE OF
AMORTIZED COST BEFORE CURRENT  PROJECTED CASH                   AMORTIZED COST AFTER
        PERIOD O TTI               FLOWS       RECOGNIZED O TTI        O TTI         FAIR VALUE
----------------------------- ---------------- ---------------- -------------------- ----------
         $2,552,371              $2,429,362        $123,009          $2,429,362      $2,089,125
         ==========              ==========        ========          ==========      ==========

At December 31, 2012 and 2011, the Company held securities with unrealized losses (fair value is less than carrying value) for which OTTI had not been recognized in earnings as a realized capital loss. Such unrealized losses include securities with a recognized OTTI for credit related losses that were recognized in earnings, but for which an associated interest related decline has not been recognized in earnings as a realized capital loss. The aggregate amount of unrealized losses and fair values for such securities, segregated between those securities that have been in a continuous unrealized loss position for less than 12 months and greater than 12 months, respectively, for the years ended December 31, 2012 and 2011, were as follows:

                                           DECEMBER 31, 2012
--------------------------------------------------------------------------------------------------------
                                        Less than 12 Months   12 Months or Longer          Total
                                       --------------------- --------------------- ---------------------
                                       Statutory  Unrealized            Unrealized            Unrealized
Description of Securities              Fair Value   Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              ---------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        --------    ------    --------   -------    --------   -------
Total temporarily impaired securities   $151,844    $2,813    $602,728   $37,118    $754,572   $39,931
                                        ========    ======    ========   =======    ========   =======

                                             DECEMBER 31, 2011
------------------------------------------------------------------------------------------------------------
                                          Less than 12 Months     12 Months or Longer          Total
                                       ------------------------- --------------------- ---------------------
                                       Statutory Fair Unrealized            Unrealized            Unrealized
Description of Securities                  Value        Losses   Fair Value   Losses   Fair Value   Losses
-------------------------              -------------- ---------- ---------- ---------- ---------- ----------
Loan-backed and Structured securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ----------    --------   --------   -------   ----------  --------
Total temporarily impaired securities    $3,020,106    $132,829   $357,148   $23,821   $3,377,254  $156,650
                                         ==========    ========   ========   =======   ==========  ========

In its OTTI assessment, management considers all information relevant to the collectability of the security, including past history, current conditions and reasonable forecasts when developing an estimate of future cash flows. Relevant analyst reports and forecasts for the asset class also receive appropriate consideration. Management also considers how credit enhancements affect the expected performance of the security. In addition, management also considers its cash and working capital requirements and generally considers expected cash flows in relation to its business plans and how such forecasts affect the intent and ability to hold such securities until recovery of amortized cost.

During 2010, the Company and certain of its affiliated insurance companies purchased thirteen series of Class A Notes from Metropolis II, LLC (Metropolis). Each series of notes issued by Metropolis is collateralized by a single asset backed security (or in one series, four asset backed securities), primarily consisting of collateralized loan obligations. Of the thirteen series of notes, eight series are denominated in euros, the same currency as the collateral underlying that series. The Company and each of the affiliated insurance companies participating in the transactions entered into

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

cross-currency swaps with AIG Markets, Inc. to hedge the foreign currency risk associated with the euro-denominated Class A Notes.

Pursuant to the cross-currency swaps, the Company will periodically make payments in euros in exchange for a receipt of a payment in US dollars on fixed dates and fixed exchange rates. The Company is therefore exposed under this type of contract to fluctuations in value of the swaps due to changes in exchange rates. This exposure in the value of euro payments offsets the Company's exposure to changes in the value of euro receipts on Metropolis
Class A Notes discussed above.

Credit Risk: The current credit exposure of the Company's derivative contracts is limited to the fair value of such contracts that are favorable to the Company at the reporting date. Credit risk is managed by entering into transactions with creditworthy counterparties and obtaining collateral.

Cash Requirements: The Company is not subject to collateral requirements on the cross-currency swaps. On swap payment dates, the Company is required to make a payment in euros equal to the amount of euros physically received on the Metropolis Class A Notes.

The Company has determined that the cross-currency swaps do not qualify for hedge accounting under the criteria set forth in SSAP No. 86, entitled Accounting for Derivative Instruments and Hedging Transactions. As a result, the Company's swap agreements are accounted for at fair value and the changes in fair value are recorded as unrealized gains or unrealized losses in the Statements of Operations and Changes in Capital and Surplus.

The initial notional amount of each swap matched the par amounts of Class A Notes purchased. The notional amount on these swaps reduces over time, to match reductions in the par amounts of the related Class A Notes owned by the Company and its affiliates (e.g., resulting from principal repayments or sales). The aggregate outstanding notional amount of the swaps as of December 31, 2012 and 2011 was EUR 925,204 and EUR 1,080,300, respectively.

The following tables summarize the outstanding notional amounts, the fair values and realized and unrealized gains or losses, of the cross-currency swaps held by the Company and its affiliates as of and for the years ended
December 31, 2012 and 2011:

                              AS OF DECEMBER 31, 2012   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union                (Euro)381,208    $2,323       $  (580)            $2,323
American Home                       164,847     2,188          (179)             2,188
C&I                                 107,151     1,406          (126)             1,406
Lexington Insurance Company         271,998     3,689          (326)             3,689
                              -------------    ------       -------             ------
   Total                      (Euro)925,204    $9,606       $(1,211)            $9,606
                              =============    ======       =======             ======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                              AS OF DECEMBER 31, 2011   YEAR TO DATE REALIZED GAINS/(LOSSES)
                             -------------------------- -----------------------------------
                               OUTSTANDING   ESTIMATED  REALIZED CAPITAL  UNREALIZED CAPITAL
COMPANY                      NOTIONAL AMOUNT FAIR VALUE GAINS/ (LOSSES)    GAINS/ (LOSSES)
-------                      --------------- ---------- ----------------  ------------------
National Union               (Euro)  434,192   $2,509       $ (7,961)           $2,509
American Home                        195,790    1,690         (4,985)            1,690
C&I                                  127,264    1,148         (2,789)            1,148
Lexington Insurance Company          323,054    2,838         (7,080)            2,838
                             ---------------   ------       --------            ------
   Total                     (Euro)1,080,300   $8,185       $(22,815)           $8,185
                             ===============   ======       ========            ======

The Company owns junior and senior notes issued by Fieldstone Securitization I LLC, a wholly-owned subsidiary of Quartz Holdings LLC (Quartz). Quartz is an affiliate of the Company and a wholly-owned subsidiary of AIG Property Casualty U.S., Inc. The Company does not have a controlling interest in Fieldstone Securitization I LLC. The PA DOI has approved that the notes be characterized as non-affiliate debt investments for financial reporting purposes. The junior and senior notes are classified as bonds. During 2012 and 2011, the Company recognized $117,040 and $112,394 of interest income on these bonds, respectively. As of December 31, 2012 the Company's carrying value in the junior and senior bonds was $230,640 and $1,430,077, respectively and as of December 31, 2011 the carrying values were $220,968 and $1,426,168, respectively. Affiliates of the Company own all of the other outstanding bonds issued by the entity, with an aggregate carrying value (inclusive of the notes owned by the Company) of $2,346,000 as of December 31, 2012. The estimated aggregate fair value of the assets held by the entity collateralizing its obligations to the Company and its affiliates under the junior and senior notes is $1,987,795 as of December 31, 2012.

Securities Lending

During the third quarter of 2011, the Company entered into financing transactions using municipal bonds to support statutory capital by generating taxable income. In these transactions, certain available for sale high grade municipal bonds were loaned to counterparties, primarily commercial banks and brokerage firms, who receive the tax-exempt income from the bonds. In return, the counterparties are required to pay the Company an income stream equal to the bond coupon of the loaned securities, plus a fee. To secure their borrowing of the securities, counterparties are required to post liquid collateral (such as high quality fixed maturity securities and cash) equal to at least 102 percent of the fair value of the loaned securities to third-party custodians for the Company's benefit in the event of default by the counterparties. The collateral is maintained in a third-party custody account and is adjusted daily based on fair value measurements from a third-party pricing source. The Company is not permitted to sell, repledge or otherwise control the collateral unless an event of default occurs by the counterparties. At the termination of these transactions, the Company and its counterparties are obligated to return the collateral maintained in the third-party custody account and the identical municipal bonds loaned, respectively. Accordingly, the securities lending collateral is not reported on the Company's balance sheet in accordance with SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SSAP 91R). The Company has not pledged any of its assets as collateral. Consequently, the collateral is considered "off balance sheet". The aggregate amount of cash collateral received as of December 31, 2012 and 2011, inclusive of accrued interest, is $2,017,061 and $908,778, respectively. The Company had loaned securities with a fair value of $1,939,614 and $865,237 as of December 31, 2012 and 2011.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 4 - RESERVES FOR LOSSES AND LAE

A reconciliation of the Company's net reserves for losses and LAE as of December 31, 2012, 2011 and 2010 is set forth in the table below:

                                                     2012         2011         2010
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, END OF PRIOR YEAR   $12,342,958  $14,214,768  $13,570,308
Incurred losses and LAE related to:
   Current accident year                           3,711,407    4,105,947    3,892,265
   Prior accident year                               496,884      347,399    1,898,075
                                                 -----------  -----------  -----------
   TOTAL INCURRED LOSSES AND LAE                   4,208,291    4,453,346    5,790,340
                                                 ===========  ===========  ===========
Paid losses and LAE related to:
   Current accident year                          (1,046,494)  (1,235,282)  (1,103,754)
   Prior accident year                            (3,223,897)  (5,089,874)  (4,042,126)
                                                 -----------  -----------  -----------
   TOTAL PAID LOSSES AND LAE                      (4,270,391)  (6,325,156)  (5,145,880)
                                                 -----------  -----------  -----------
RESERVES FOR LOSSES AND LAE, AS OF DECEMBER 31,  $12,280,858  $12,342,958  $14,214,768
                                                 ===========  ===========  ===========

During 2012, the Company ceded $69,627 of certain classes of its Environmental reserves to Eaglestone Reinsurance Company (Eaglestone). For 2012, the Company reported adverse loss and LAE reserve development of $496,884, including accretion of loss reserve discount, of $200,841. The adverse development was mostly attributable to Primary Casualty, Public Entity Runoff, and the Excess Casualty classes of business partially offset by favorable development of Financial Lines. The commutation of an internal reinsurance treaty under which a U.S. subsidiary previously ceded workers' compensation claims Defense Base Act (DBA) to a non-U.S. subsidiary also contributed $35,413 of adverse development. Catastrophe losses of $201,777 were also included in the Company's 2012 incurred losses and LAE.

During 2011, the Company ceded $1,754,629 of its net asbestos and Excess Workers Compensation reserves to Eaglestone. For 2011, the Company reported adverse loss and LAE reserve development of $353,140, including accretion of loss reserve discount, of $119,867. The adverse development was mostly attributable to Primary Casualty, Specialty Workers Compensation, and the Environmental classes of business partially offset by favorable development of Financial Lines and Excess Casualty classes of business. Catastrophe losses of $179,740 were also included in the Company's incurred losses and LAE.

As discussed in Note 5, the restructuring of the foreign branch operations resulted in a decrease of $28,742 and $47,147 of the reserves during 2012 and 2011, respectively.

Following completion of its 2010 annual comprehensive loss reserve review, the Company recorded a $1,590,300 reserve charge for the fourth quarter of 2010 to strengthen loss reserves, reflecting adverse development on prior accident years in classes of business with long reporting tails. Four classes - Asbestos, Excess Casualty, Excess Workers' Compensation, and primary Workers' Compensation - comprised approximately 80 percent of the total charge. The majority of the reserve strengthening relates to development in accident years 2005 and prior. These adjustments reflected management's best estimate of the ultimate value of the underlying claims. Additionally, during 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty Insurance Company (Chartis Specialty) resulting in a net decrease in reserves of $1,245,735, offset by an increase of $838,815 from its commutation of a multi-year reinsurance agreement with American International Reinsurance Company, Ltd. (AIRCO). Refer to Note 6.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company has periodically utilized catastrophe bonds to provide reinsurance for U.S. hurricanes and earthquakes. In 2011 and 2010, $575 million and $875 million in catastrophe bonds were obtained.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by anticipated salvage and subrogation of $182,999, $186,051, and $179,101, respectively.

As of December 31, 2012, 2011 and 2010, the Company's reserves for losses and LAE have been reduced by credits for reinsurance recoverable of $5,703,275, $6,161,031 and $4,481,518, respectively (exclusive of inter-company pooling).

ASBESTOS AND ENVIRONMENTAL RESERVES

The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

The Company's environmental exposure arises from the sale of general liability, product liability or commercial multi-peril liability insurance, or by assumption of reinsurance within these lines of business.

The Company estimates the full impact of the asbestos and environmental exposure by establishing case basis reserves on all known losses and establishes bulk reserves for IBNR losses and LAE based on management's judgment after reviewing all the available loss, exposure, and other information.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's asbestos and environmental related loss and LAE reserves (including case and IBNR reserves) for the years ended December 31, 2012, 2011 and 2010, gross and net of reinsurance credits, are as follows:

                                                    ASBESTOS LOSSES               ENVIRONMENTAL LOSSES
                                          ----------------------------------  ----------------------------
                                             2012        2011        2010       2012      2011      2010
                                          ----------  ----------  ----------  --------  --------  --------
Direct:
Loss and LAE reserves, beginning of year  $1,425,851  $1,621,783  $  940,130  $ 58,951  $ 71,689  $ 93,470
   Incurred losses and LAE                   (21,979)    (59,457)    864,175    44,895     9,184     5,423
   Calendar year paid losses and LAE        (105,649)   (136,475)   (182,522)  (14,285)  (21,922)  (27,204)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $1,298,223  $1,425,851  $1,621,783  $ 89,561  $ 58,951  $ 71,689
                                          ==========  ==========  ==========  ========  ========  ========
Assumed:
Loss and LAE reserves, beginning of year  $  170,709  $  162,963  $   90,732  $  5,941  $  5,780  $  6,063
   Incurred losses and LAE                    20,223      28,268      91,861     1,455     1,456     1,125
   Calendar year paid losses and LAE         (23,324)    (20,522)    (19,630)      (70)   (1,295)   (1,408)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $  167,608  $  170,709  $  162,963  $  7,326  $  5,941  $  5,780
                                          ==========  ==========  ==========  ========  ========  ========
Net of reinsurance:
Loss and LAE reserves, beginning of year  $       --  $  774,116  $  415,105  $ 40,730  $ 44,013  $ 51,470
   Incurred losses and LAE                        --      49,204     445,497    23,438     8,853     7,350
   Calendar year paid losses and LAE              --    (823,320)    (86,486)   (9,731)  (12,136)  (14,807)
                                          ----------  ----------  ----------  --------  --------  --------
LOSS AND LAE RESERVES, END OF YEAR        $       --  $       --  $  774,116  $ 54,437  $ 40,730  $ 44,013
                                          ==========  ==========  ==========  ========  ========  ========

The amount of ending reserves for Bulk and IBNR included in the table above for Asbestos and Environmental losses is as follows:

                                      ASBESTOS LOSSES         ENVIRONMENTAL LOSSES
                                ---------------------------- ----------------------
                                  2012     2011      2010     2012    2011   2010
                                -------- -------- ---------- ------- ------ -------
Direct basis                    $758,534 $908,718 $1,190,502 $14,669 $9,434 $18,842
Assumed reinsurance basis         87,628  106,903    124,980     214    433     416
Net of ceded reinsurance basis        --       --    582,792   6,944  4,741   9,023

The amount of ending reserves for LAE included in the table above for Asbestos and Environmental losses is as follows:

                                     ASBESTOS LOSSES      ENVIRONMENTAL LOSSES
                                ------------------------- --------------------
                                 2012     2011     2010    2012   2011   2010
                                ------- -------- -------- ------ ------ ------
Direct basis                    $86,427 $103,923 $132,278 $6,287 $4,043 $8,075
Assumed reinsurance basis         8,256    9,839    8,084     65     96     92
Net of ceded reinsurance basis       --       --   58,952  2,950  3,788  3,780

Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2012 are adequate as they are based on known facts and current law. The Company continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos.

Environmental Liability Loss Portfolio Transfer

The Company and certain other AIG affiliated insurers (collectively, the AIG Environmental Reinsureds) entered into an environmental loss portfolio transfer reinsurance agreement (Environmental Reinsurance LPT) with Eaglestone. Under the Environmental Reinsurance LPT, the AIG Environmental Reinsureds transferred their liabilities under certain environmental liability policies classified as environmental protection plan coverage (EPP), specified categories of pollution legal liability coverage or "stand alone" cleanup cost cap coverage, together with liabilities under certain

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

other environmental liability policies issued prior to 2004. The effective date of the Environmental Reinsurance LPT was October 1, 2012 (December 10, 2012 for a segment of the EPP business defined as Surety). Consideration for the Environmental LPT consisted of an interest adjusted payment of $1,491,871 to Eaglestone (representing the carrying value of the reserves, unearned premium and accrued interest on the liabilities to be ceded, as of the LPT inception date) on a funds withheld basis. Eaglestone established an initial funds withheld asset of $1,491,871, plus accrued interest, and has agreed to provide coverage up to an aggregate limit of $3,650,000 on the assumed exposures. Eaglestone will earn interest of 6 percent on the funds withheld balance attributable to a certain portion of the policy premium of the ceded EPP coverage, and equal to the five year moving average of the yield reflected in the Barclays Intermediate Corporate Index on all other funds withheld. Earned interest will be credited to the funds withheld account. The Company's portion of the funds held balance including accrued interest was $75,153 at December 31, 2012.

The share of the reserves assumed by Eaglestone from each of the AIG Environmental Reinsureds is presented below:

                                                  UNEARNED  ACCRUED      TOTAL
                                           LOSS   PREMIUM  INTEREST  ENVIRONMENTAL
COMPANY                                  RESERVES RESERVES LIABILITY  LIABILITIES
-------                                  -------- -------- --------- -------------
ADMITTED POOL COMPANIES:
   National Union                        $ 69,627 $  8,532 $  1,600   $   79,759
   American Home                           65,962    8,083    1,517       75,562
   C&I                                     20,155    2,470      463       23,088
   Chartis PC                               9,161    1,123      211       10,495
   New Hampshire                            9,161    1,123      211       10,495
   ISOP                                     9,161    1,123      211       10,495
                                         -------- -------- --------   ----------
TOTAL ADMITTED POOL COMPANIES             183,227   22,454    4,213      209,894
                                         ======== ======== ========   ==========
SURPLUS LINES POOL COMPANIES:
   Lexington Insurance Company            601,790  465,276   86,714    1,153,780
   Chartis Specialty Insurance Company     66,865   51,697    9,635      128,197
                                         -------- -------- --------   ----------
TOTAL SURPLUS LINES POOL COMPANIES        668,655  516,973   96,349    1,281,977
                                         ======== ======== ========   ==========
GRAND TOTAL                              $851,882 $539,427 $100,562   $1,491,871
                                         ======== ======== ========   ==========

In addition to its assumption of the liabilities described above and included as part of its liability under the Environmental Reinsurance LPT, Eaglestone has assumed the collection risk on the AIG Environmental Reinsureds' third party reinsurance recoverables with respect to the environmental liability reserves. The third party reinsurance recoverables continue to be reflected in the AIG Environmental Reinsureds' financials, and the parties do not intend to seek alternative treatment of the AIG Environmental Reinsureds' Schedule F presentations as a result of this transaction.

Eaglestone and the AIG Environmental Reinsureds have received the required regulatory approvals to enter into the Environmental Reinsurance LPT. Eaglestone and the AIG Environmental Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Asbestos Loss Portfolio Transfer

On March 31, 2011, the AIG Reinsureds entered into a loss portfolio transfer reinsurance agreement (Asbestos Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone. Under the Asbestos Reinsurance LPT, the AIG Reinsureds transferred all of their net U.S. asbestos liabilities to Eaglestone. The AIG Reinsureds made an adjusted initial payment of $2,790,351 to Eaglestone (representing the net carrying value of their asbestos reserves as of January 1, 2011) and Eaglestone agreed to provide coverage up to an aggregate limit of $5,000,000 on the assumed asbestos portfolio. The share of the net reserves (and payment) assumed by Eaglestone from each of AIG Reinsureds is presented below.

Eaglestone and the AIG Reinsureds received the required regulatory approvals to enter into the Asbestos Reinsurance LPT. The transaction closed and settled on May 13, 2011. Eaglestone and the AIG Reinsureds recorded the transaction as prospective reinsurance in accordance with SSAP 62R.

On June 17, 2011, Eaglestone and the AIG Reinsureds completed a transaction, effective as of January 1, 2011, with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which the bulk of the AIG Reinsureds' U.S. asbestos liabilities that were assumed by Eaglestone under the Asbestos Reinsurance LPT were transferred through a reinsurance agreement by Eaglestone to NICO as part of AIG's ongoing strategy to reduce its overall loss reserve development risk. The transaction with NICO covers potentially volatile U.S.-related asbestos exposures. The NICO transaction does not cover asbestos accounts that the AIG Reinsureds believe have already been reserved to their limit of liability or certain other ancillary asbestos exposures of AIG affiliates.

In addition to its assumption of the subject asbestos liabilities and as included as part of its liability under the reinsurance agreement with Eaglestone, NICO assumed the collection risk on the AIG Reinsureds' third party reinsurance recoverables with respect to the asbestos reserves NICO assumed. With the concurrence of the PA DOI, the Company's provision for reinsurance has been reduced by $93,089 to reflect the transfer of this collection risk. This credit is reflected in the "Other allowed offset items" column of Schedule F, included within the 2012 Annual Statement.

Excess Workers' Compensation Loss Portfolio Transfer

On March 31, 2011, the Company and the AIG Reinsureds entered into a loss portfolio transfer agreement (Excess Workers' Compensation Reinsurance LPT), with an inception date of January 1, 2011, with Eaglestone to transfer $2,720,102 of net excess workers' compensation liabilities to Eaglestone on a funds withheld basis. Eaglestone established an initial funds withheld asset in the aggregate of $2,720,102 and agreed to provide coverage up to an aggregate limit of $5,500,000 on the assumed exposures. Eaglestone will earn interest of
4.25 percent per annum on the funds withheld balance. The Company's portion of the funds held balance including accrued interest was $948,901 and $904,459 at December 31, 2012 and 2011, respectively. The share of the net reserves assumed by Eaglestone from each of the AIG Reinsureds is presented below:

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                         ASBESTOS LOSS EXCESS WORKERS'
COMPANY                                    TRANSFER     COMPENSATION     TOTAL
-------                                  ------------- --------------- ----------
ADMITTED POOL COMPANIES:
   National Union                         $  827,363     $  927,266    $1,754,629
   American Home                             783,818      1,092,875     1,876,693
   C&I                                       239,500        333,934       573,434
   CPCC                                      108,863        122,009       230,872
   New Hampshire                             108,863        122,009       230,872
   ISOP                                      108,863        122,009       230,872
                                          ----------     ----------    ----------
TOTAL ADMITTED POOL COMPANIES              2,177,270      2,720,102     4,897,372
                                          ==========     ==========    ==========
SURPLUS LINES POOL COMPANIES
   Lexington                                 261,997             --       261,997
   Chartis Select Insurance Company *         67,370             --        67,370
   Chartis Specialty Insurance Company        37,428             --        37,428
   Landmark Insurance Company **               7,486             --         7,486
                                          ----------     ----------    ----------
TOTAL SURPLUS LINES POOL COMPANIES           374,281             --       374,281
                                          ==========     ==========    ==========
CHARTIS INTERNATIONAL
   Chartis Overseas Ltd.                     212,400             --       212,400
   Other                                      26,400             --        26,400
                                          ----------     ----------    ----------
TOTAL CHARTIS INTERNATIONAL                  238,800             --       238,800
                                          ==========     ==========    ==========
GRAND TOTAL                               $2,790,351     $2,720,102    $5,510,453
                                          ==========     ==========    ==========

*  Merged into Lexington Insurance Company effective January 1, 2012.
** Merged into National Union effective January 1, 2012 and the gross reserves were reinsured into Lexington.

In the Company's Annual Statements for 2012 and 2011 filed with the PA DOI, affiliated loss portfolio transfers for retroactive reinsurance agreements that qualify for prospective accounting treatment were disclosed as ceded losses as opposed to ceded premiums in the Statements of Operations, Changes in Capital and Surplus, and Statements of Cash Flow. There was no impact to the net income or cash flow from operations as a result of these transactions. There were no such transactions for 2010.

NOTE 5 - RELATED PARTY TRANSACTIONS

A. ADMITTED POOLING AGREEMENT

   The Company, as well as certain other insurance affiliates, is a party to an inter-company reinsurance pooling agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the Japan and Argentina branches of American Home) to the Company (the lead pooling participant). In turn, each pooling participant receives from the Company their percentage share of the pooled business.

   The Company's share of the pool is 38.0 percent. Accordingly, all insurance and reinsurance related account balances, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   A list of all pooling participants and their respective participation percentages is set forth in Note 1.

B. CHARTIS OVERSEAS ASSOCIATION POOLING ARRANGEMENT

   AIG formed the Association, a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of New Hampshire, American Home, and the Company. On an annual basis the Association files audited financial statements with the New York State Department of Financial Services (NY DFS) that have been prepared in accordance with accounting practices prescribed or permitted by the State of New York (NY SAP).

   At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. The initial participation established was subsequently amended for profits and losses for each year derived from reinsurance of risks situated in Japan (excluding certain Japanese risks as defined). The participation for Japanese and non-Japanese business underwritten via the Association is set forth in the table below:

                                                         INITIAL       PARTICIPATION
                                             NAIC CO. PARTICIPATION PERCENT SPECIFIC TO
MEMBER COMPANY                                 CODE      PERCENT        JAPAN RISK
--------------                               -------- ------------- -------------------
Chart is Overseas Limited                        --       67.0%            85.0%
Admitted Pool member companies, as follows:
   New Hampshire                              23841       12.0%            10.0%
   The Company                                19445       11.0%             5.0%
   American Home                              19380       10.0%             0.0%

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   In accordance with the Admitted Pooling Agreement, the Admitted Pool member companies' participation in the Association is pooled among all Admitted Pool members proportional to their participation in the Admitted Pool. The Company's participation in the Association after the application of its participation in the Admitted Pooling Agreement has been presented in the accompanying financial statements as follows:

AS OF DECEMBER 31,                                2012       2011
------------------                             ---------  ---------
Assumed reinsurance premiums receivable        $ 126,110  $ 125,964
Funds held by ceding reinsurers                   47,293     44,019
Reinsurance recoverable                           32,969     35,957
Equity in underwriting pools and associations    269,842    281,764
                                               ---------  ---------
TOTAL ASSETS                                   $ 476,214  $ 487,704
                                               ---------  ---------
Loss and LAE reserves                          $ 401,786  $ 553,856
Unearned premium reserves                        197,819    218,483
Funds held                                        12,753     10,721
Ceded balances payable                            52,023     51,022
Assumed reinsurance payable                       56,822     56,493
                                               ---------  ---------
TOTAL LIABILITIES                              $ 721,203  $ 890,575
                                               ---------  ---------
TOTAL SURPLUS                                  $(244,989) $(402,871)
                                               =========  =========

   As of December 31, 2012, the Association reported an asset of $2,550,494 representing the value of subsidiaries and affiliated entities (SCAs). As of December 31, 2012, Chartis Europe S.A. represented $1,666,307 and AIG Europe Holdings Limited represented $872,518, respectively, of this total SCA asset.

   The Company's reporting of its interest in the Association's SCA entities is consistent with the reporting of its interest in the Association and the Admitted Pooling Agreement. At December 31, 2012 the Company's interest in the Association's SCA entities was $319,832 and has been reported as a component of Equities in Underwriting Pools and Associations.

   As part of its efforts to simplify the legal entity structure, enhance transparency and streamline financial visibility, AIG PC has restructured certain of the foreign branch operations of the Admitted Pool members. Refer to Note 5E for additional information.

C. GUARANTEE ARRANGEMENTS

   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. Refer to Note 11 C - Other Contingencies.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. INVESTMENTS IN AFFILIATES

   As of December 31, 2012 and 2011, the Company's common stock investments with its affiliates together with the related change in unrealized appreciation were as follows:

                                           AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                           OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                       PERCENT     2012         2012            2012
---------------------                      --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.              100.0%  $    1,397   $    2,692      $   (1,238)
Mt. Mansfield Co. Inc.                       100.0%      63,096       87,491           5,372
National Union Fire Ins. Company of Vt.      100.0%      12,530       14,719           2,861
Chartis Specialty Insurance Company          100.0%     464,135      807,793         209,670
Lexington Insurance Company                  100.0%   3,073,648    7,925,575       3,849,657
Pine Street Real Estate Holding Corp. (a)    22.1%        2,973           --          (1,656)
American International Realty, Inc.          22.0%        9,931       25,192             (17)
Eastgreen, Inc.                               9.7%       14,705       12,795              22
Spruce Peak Realty LLC                        1.0%          953          953              --
                                                     ----------   ----------      ----------
   TOTAL COMMON STOCKS - AFFILIATES                  $3,643,368   $8,877,210      $4,064,671
                                                     ==========   ==========      ==========

(a)Carry value, net of nonadmitted balance of $1,795

                                         AFFILIATE   ACTUAL   CARRYING VALUE    CHANGE IN
                                         OWNERSHIP    COST    AT DECEMBER 31, CARRYING VALUE
AFFILIATED INVESTMENT                     PERCENT     2011         2011            2011
---------------------                    --------- ---------- --------------- --------------
Common stocks:
AIG Lodging Opportunities, Inc.            100.0%  $    3,234   $    3,930       $    785
Chartis Select Insurance Company           100.0%     442,228    1,975,192        156,344
Mt. Mansfield Co. Inc.                     100.0%      63,244       82,119          9,257
National Union Fire Ins. Company of Vt.    100.0%      12,530       11,858        (53,546)
Chartis Specialty Insurance Company        70.0%      208,138      598,123         60,975
Lexington Insurance Company                70.0%      643,111    4,075,918        183,608
Pine Street Real Estate Holding Corp.      22.1%        2,973        1,656            159
American International Realty, Inc.        22.0%        9,931       25,209         (4,476)
Eastgreen, Inc.                             9.7%       14,705       12,773          5,717
Spruce Peak Realty LLC                      1.0%          953          953             35
                                                   ----------   ----------       --------
   TOTAL COMMON STOCKS - AFFILIATES                $1,401,047   $6,787,731       $358,858
                                                   ==========   ==========       ========

   The remaining equity interest in these investments is owned by other affiliated companies, which are wholly-owned by the Ultimate Parent.

   Prior to the merger of Chartis Select Insurance Company (Chartis Select) into Lexington, as described in Note 5E, the Company owned 70% of Lexington and 100% of Chartis Select. As part of the merger resulting from the Company's ownership of Lexington and Chartis Select, Lexington issued 343,852 new capital shares to the Company, an amount equal to Chartis Select's surplus of $1.98 billion. Contemporaneous with the new share issuance and the merger, Chartis Select's authorized and outstanding capital shares were cancelled. At December 31, 2012, the Company's investment in Lexington includes the value of Chartis Select.

   Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S. Inc., and subsequently contributed to the Company. The Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   recorded an increase in its cost basis in Lexington of $1,788,309 from this transaction which represents the cumulative carrying value of CPCC and ISOP as of the date of transfer. A roll-forward of the cost of the Company's investment in Lexington and Chartis Specialty follows:

                                                             Lexington  Chartis Specialty
                                                             ---------- -----------------
Cost, December 31, 2011                                      $  643,111     $208,138
Contribution of shares not previously owned (at book value)   1,788,309      255,997
Cash contribution by the Company                                200,000           --
Chartis Select *                                                442,228           --
                                                             ----------     --------
Cost, December 31, 2012                                      $3,073,648     $464,135
                                                             ==========     ========

* Amount represents an increase in the Company's carrying value in Lexington as a result of Lexington's merger with Chartis Select.

   On December 31, 2009, the Company acquired a 100 percent interest in Mt. Mansfield/Spruce Peak Realty. As part of this transaction, the Company established negative goodwill in the amount of $125,565, as the carrying value as of the date of acquisition was less than the fair value. This amount is being amortized over 10 years. Additionally, as part of the transaction AIG PC has committed to pay a percentage of the positive cash flows, if any are generated and which are not expected to be material, from Mt. Mansfield to the Ultimate Parent.

   The Company owns 100% of Lexington whose carrying value exceeds 10% of the admitted assets of the Company. The Company carries Lexington at its statutory equity value. Lexington admitted assets, liabilities and capital and surplus as of December 31, 2012 and 2011 and net income for the years ended December 31, 2012 and 2011 are set forth below:

                              2012        2011
                           ----------- -----------
Total admitted assets      $24,612,889 $24,760,783
Total liabilities           16,687,315  16,962,852
Total capital and surplus    7,925,575   7,797,931
Net income                     408,982     517,600

   The Company has ownership interests in certain affiliated real estate holding companies. From time to time, the Company may own investments in partnerships across various other AIG affiliated entities with a combined percentage greater than 10 percent. As of December 31, 2012 and 2011, the Company's total investments in partnerships with affiliated entities where AIG's interest was greater than 10 percent amounted to $1,010,789 and $1,020,054, respectively.

E. RESTRUCTURING

   DOMESTIC OPERATIONS

   Effective January 1, 2012, Landmark was merged into the Company. In conjunction with this merger, the Company retroceded 100 percent of Landmark's gross reserves to Lexington. Additionally, effective January 1, 2012, Chartis Select was merged into Lexington. After the execution of these mergers, Landmark's 2 percent and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Chartis Select's 18 percent participation in the AIG PC Surplus Lines Pool was added to Lexington's 70 percent participation, thereby increasing Lexington's participation percentage to 90 percent. Each merger was accounted for as a statutory merger pursuant to SSAP No. 68, Business Combinations and Goodwill.

   The pre-merger separate company balances and the restated balances for the Company for the year ended December 31, 2011 were as follows:

                                              Adjusted Merged
                                                  Values
                        The Company Landmark December 31, 2011
                        ----------- -------- -----------------
Assets                  $30,405,444 $535,864    $30,941,308
Liabilities              17,791,437  375,119     18,166,556
Policyholders' surplus   12,614,007  160,745     12,774,752

   Effective January 1, 2012, Chartis Select, which was wholly-owned by the Company, was merged into Lexington. Effective March 31, 2012, the shares of Lexington and Chartis Specialty previously owned by CPCC and ISOP were distributed to AIG Property Casualty U.S., Inc., and subsequently contributed to the Company. The Company now owns 100% of Lexington and Chartis Specialty. The Company recorded $2,044,307 as a capital contribution as a result of these transactions.

   Effective January 1, 2010 and April 1, 2010, National Union commuted its quota share and stop loss reinsurance agreements with Chartis Specialty and a multiyear reinsurance agreement with AIRCO, respectively. The Company recorded its share of these transactions based upon its stated pool percentage. Refer to Note 6 for additional information.

   Effective December 31, 2010; (i) all of the outstanding shares of United Guaranty Corporation (UGC) owned by the Company and two other insurance company subsidiaries of AIG Property Casualty U.S., Inc. were transferred to AIG, and; (ii) AIG contributed cash to AIG PC in an amount equal to the statutory book value of the shares of UGC as at December 31, 2010. As a result, in February 2011, the AIG PC insurance subsidiaries each received a contribution equal to its pro rata share of the statutory book value of UGC shares owned by such AIG PC insurance subsidiary, including $842,206 received by the Company.

   FOREIGN OPERATIONS

   Effective July 1, 2012, the Articles of Association of COA were amended to provide that the business of American Home's Argentina Branch will no longer be directed to COA, and that the legal and beneficial ownership of American Home's Argentina Branch would be aligned under American Home. As a result, all of the business of American Home Argentina Branch is now reported within the results of American Home and will not be allocated to the remaining members of the Admitted Pool. The Branch had total admitted assets and liabilities of $30,200 and $26,200, respectively, at the date of the transfer.

   Prior to December 1, 2012 American Home owned 19.723 percent of the record titles of AIG-Metropolitana Cia. de Seguros y Reaseguros del Ecuador S.A.; the beneficial interest in these titles was owned by the Association. On December 1, 2012, both the record titles and the beneficial interest were transferred to Chartis Latin America Investments, LLC.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   2012 BRANCH CONVERSIONS

   During 2012, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                          Transferee Entity
--------------    ------------------------------------ -------------------------------------------

December 1, 2011  Cyprus Branch of American Home       AIG Europe Limited, Cyprus Branch

December 1, 2011  Malta Branch of American Home        AIG Europe Limited, Malta Branch

December 1, 2011  New Zealand Branch of American Home  Chartis Insurance New Zealand Limited

March 1, 2012     Aruban Branch of American Home       Chartis Aruba Insurance Company N.V.

March 1, 2012     Greek Branch of National Union       Chartis Insurance UK Limited, Greek Branch

June 1, 2012      Korean Branch of American Home       Chartis Singapore Insurance Pte. Ltd

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $158,203 and $136,264, respectively. These balances were previously reported as Equities in Pools and Associations.

   2011 BRANCH CONVERSIONS

   During 2011, the following foreign branches that were previously reported as part of the Association were converted to locally domiciled insurance companies or branches of regional insurers. Accordingly, their direct operations are no longer reported as part of COA:

Effective Date    Branch Name                                   Transferee Entity
--------------    --------------------------------------------- -------------------------------------

December 1, 2010  Hong Kong Branch of National Union, American  Chartis Insurance Hong Kong Limited
                  Home and New Hampshire

January 1, 2011   Singapore Branch of American Home             Chartis Singapore Insurance Pte. Ltd

March 1, 2011     Australia Branch of American Home             Chartis Australia Insurance Limited

   On the effective date of the conversions, the Admitted Pool's allocation of these branches total assets and liabilities were $764,168 and $436,464, respectively. These balances were previously reported as Equities in Pools and Associations.

   On December 1, 2011, Chartis Insurance Ireland Limited (CIIL) merged into Chartis UK Limited (n/k/a Chartis Europe Limited). Upon merger, business previously written by CIIL will be written by a newly registered Irish branch of AIG Europe Limited. In connection with this restructuring, certain inter-company reinsurance agreements between CIIL and the Association members were novated to AIG UK Ireland Branch and repaneled. On that same date, AIG UK Ireland Branch entered into a quota share and a combined working and catastrophe excess of loss reinsurance agreement directly with the Association members.

   The Association's fiscal year end is November 30th. Although the fiscal year end for the members of the Admitted Pool is December 31, their financial statements have historically and consistently reported the results of their participation in the Association as of the Association's fiscal year end. In order to achieve consistency in their financial reporting, the Admitted Pool members have received approval from the NY DFS and the PA DOI to record the above referenced December 1, 2012 and 2011 restructuring activities, including the reinsurance

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   transactions associated with the restructuring of Chartis Ireland operations, in the 2012 and 2011 statutory financial statements. The Jamaican and Panama branches of American Home and National Union, respectively, which were completed on December 1, 2012 will be reported in 2013 statutory financial statements. These transactions do not have a material impact on the Company's financial statements.

   Pursuant to a tender offer that expired on March 24, 2011, Chartis Japan Capital Company, LLC (CJCC), a newly formed subsidiary of the Company, acquired 43.59 percent of the outstanding shares of Fuji Fire and Marine Insurance Company, Limited (Fuji Japan). As a result of this transaction, as of March 31, 2011, AIG PC owned 98.4 percent of Fuji Japan's outstanding voting shares. In a transaction that closed on August 4, 2011, the Company sold its interest in CJCC to Chartis Japan Holdings, LLC, a subsidiary of AIG Property Casualty International, LLC, for approximately $586.8 million. The Company realized a loss of $215. Additionally, on the same date, American Home closed a transaction in which it sold its interest in Chartis Non-Life Holding Company (Japan), Inc., an intermediate holding company whose primary asset consisted of approximately 38.6 percent of the common stock of Fuji Japan, to Chartis Pacific Rim Holdings, L.L.C, also a subsidiary of AIG Property Casualty International, LLC, for approximately $433,574. AIG PCs' total ownership of Fuji Japan has not changed as a result of these transactions. On July 27, 2011, the PA DOI approved a transaction whereby the Company provided a two year collateral loan of approximately $433,574 to Chartis Pacific Rim Holdings, LLC. The collateral loan has a coupon rate of 2.15 percent and the interest is scheduled to be paid in full at maturity on August 4, 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


F. OTHER RELATED PARTY TRANSACTIONS

   The following tables summarize transactions (excluding reinsurance and cost allocation transactions) that occurred during 2012 and 2011 between the Company and any affiliated companies that exceeded one half of one percent of the Company's admitted assets as of December 31, 2012 and 2011 as well as all capital contributions and dividends:

                                                                                                 2012
                                                                             --------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------- ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------- ----------- --------- -----------
03/27/12              Dividend              AIG Property Casualty U.S., Inc. $       --             $ 33,896     Cash
03/27/12              Dividend              AIG Property Casualty U.S., Inc.         --              876,104  Securities
Various               Dividend              AIG Property Casualty U.S., Inc.         --               25,998   In kind
10/19/12              Dividend              AIG Property Casualty U.S., Inc.         --              800,000     Cash
10/19/12          Dividend Income                      Lexington                720,000    Cash           --
10/19/12          Dividend Income                  Chartis Specialty             80,000    Cash           --
03/31/12        Capital contribution    (a) AIG Property Casualty U.S., Inc.  2,044,307  In kind          --
Various         Capital contribution    (b) AIG Property Casualty U.S., Inc.      1,553  In kind          --
Various         Capital contribution    (c) AIG Property Casualty U.S., Inc.     55,536  In kind          --
Various         Capital contribution    (d) AIG Property Casualty U.S., Inc.         27  In kind          --
12/27/12        Capital contribution        AIG Property Casualty U.S., Inc.    300,000    Cash           --
07/27/12       Purchase of securities                  Lexington                182,409 Securities   182,409     Cash
12/27/12       Purchase of securities        AIG Fianancial Products Corp.      211,321 Securities   211,321     Cash
05/31/12         Sale of securities                    Lexington                331,230    Cash      323,289  Securities
Various          Sale of securities                       AIG                   233,733    Cash      221,001  Securities
12/27/2012     Additional investment                   Lexington                     --              200,000     Cash

(a) Refer to Domestic Operations Restructuring Note 5E
(b) Capital contributions pursuant to the tax sharing agreement
(c) Assumption of liabilities by parent
(d) Other

                                                                                                2011
                                                                             -------------------------------------------
                                                                             ASSETS RECEIVED BY THE ASSETS TRANSFERRED BY
                                                                                    COMPANY              THE COMPANY
                                                                             ---------------------  ---------------------
 DATE OF                                                NAME OF              STATEMENT              STATEMENT
TRANSACTION  EXPLANATION OF TRANSACTION                AFFILIATE               VALUE    DESCRIPTION   VALUE   DESCRIPTION
-----------  --------------------------     -------------------------------- ---------  ----------- --------- -----------
3/1/2011             Dividend               AIG Property Casualty U.S., Inc. $     --               $ 14,930   In kind
1/7/2011             Dividend               AIG Property Casualty U.S., Inc.       --                325,000     Cash
9/30/2011            Dividend               AIG Property Casualty U.S., Inc.       --                290,000     Cash
12/19/2011           Dividend               AIG Property Casualty U.S., Inc.       --                210,000     Cash
11/1/2011            Dividend               AIG Property Casualty U.S., Inc.       --                 21,416   In kind
12/28/2011           Dividend               AIG Property Casualty U.S., Inc.       --                 20,000     Cash
6/30/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.  620,000      Cash           --
6/30/2011      Capital contribution         AIG Property Casualty U.S., Inc.   17,617      Cash           --
Various        Capital contribution     (b) AIG Property Casualty U.S., Inc.   11,112    In kind          --
Various        Capital contribution     (c) AIG Property Casualty U.S., Inc.    3,036    In kind          --
                                                    AIG Inc. Matched               --                     --
3/28/2011     Purchase of securities               Investment Program         351,143   Securities   351,143     Cash
3/31/2011    Eaglestone capitalization  (a) AIG Property Casualty U.S., Inc.       --                510,000     Cash
8/18/2011       Sale of securities                     Lexington              418,412      Cash      399,788  Securities

(a) Refer immediately below this table for Eaglestone Reinsurance Company capitalization
(b) Capital contribution in lieu of tax sharing agreement
(c) Other
Lexington: Lexington Insurance Company

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


                                                                                            2010
                                                                         -------------------------------------------
                                                                          ASSETS RECEIVED BY   ASSETS TRANSFERRED BY
                                                                              THE COMPANY           THE COMPANY
                                                                         --------------------- ---------------------
 DATE OF         EXPLANATION OF                     NAME OF              STATEMENT             STATEMENT
TRANSACTION       TRANSACTION                      AFFILIATE               VALUE   DESCRIPTION   VALUE   DESCRIPTION
-----------  ----------------------     -------------------------------- --------- ----------- --------- -----------
 03/05/10           Dividend            AIG Property Casualty U.S., Inc. $     --              $170,000     Cash
 04/07/10           Dividend            AIG Property Casualty U.S., Inc.       --                 6,238     Cash
 06/29/10           Dividend            AIG Property Casualty U.S., Inc.       --               250,000     Cash
 09/08/10           Dividend            AIG Property Casualty U.S., Inc.       --               120,000     Cash
 12/03/10           Dividend            AIG Property Casualty U.S., Inc.       --               230,000     Cash
 10/20/10           Dividend            AIG Property Casualty U.S., Inc.       --                46,895  Securities
 12/31/10           Dividend        (c) AIG Property Casualty U.S., Inc.       --                66,828  Securities
 10/01/10     Capital contribution  (b) AIG Property Casualty U.S., Inc.    7,130   In kind          --
 12/31/10     Capital contribution  (a) AIG Property Casualty U.S., Inc.   11,936   In kind          --
 Various      Capital contribution      AIG Property Casualty U.S., Inc.    5,413   In kind          --
 12/31/10     Capital contribution  (d) AIG Property Casualty U.S., Inc.  750,000  Receivable        --
 12/31/10            Other          (d) AIG Property Casualty U.S., Inc.  842,206  Receivable   842,206  Securities
 03/22/10    Additional investments                Lexington                   --               210,000  Securities
 10/20/10       Dividend income                    Lexington               46,895  Securities        --
 12/14/10       Dividend income                    Lexington              210,000  Securities        --
 06/24/10    Purchase of securities              American Home            708,005  Securities   708,005     Cash

(a)Capital contributions in lieu of tax sharing agreement
(b)Merger of Audubon Insurance, Audubon Indemnity, and NULA.
(c)Transfer of ownership of Chartis Claims, Inc.
(d)Refer to Note 5E - Restructuring - Domestic Operations

   Capital Maintenance Agreements

   Effective February 17, 2012, the Company, together with the members of the Admitted Pool, the AIG PC Surplus Lines Pool and AIU Insurance Company (collectively, the Fleet) entered into a Capital Maintenance Agreement (CMA) with AIG and AIG PC (AIG CMA). The AIG CMA provided that in the event that the Fleet's Total Adjusted Capital (TAC) falls below the specified minimum percentage (the SMP) of 350% of the Fleet's Authorized Control Level (ACL) Risk Based Capital (RBC), as estimated by AIG PC on a semi-annual basis subject to any adjustments or modifications required by the Company's domiciliary regulator, AIG will, within a specified time period prior to the close of the following fiscal quarter, contribute cash, cash equivalents, securities or other acceptable instruments that qualify as admitted assets to the Fleet so that the Fleet's TAC is projected to be equal to or greater than the SMP of the upcoming year-end. Additionally, each of AIG PC and each Fleet member agreed, subject to approval by its board of directors and, if necessary, its domestic regulator, as applicable, to pay dividends that will be paid to AIG up to an amount equal to the lesser of (i) the amount necessary to reduce the Fleets ACL RBC to an amount not materially greater than the SMP or (ii) the maximum dividends permitted by any applicable domiciliary regulator.

   Effective February 17, 2012, the Fleet entered into a CMA (AIG PC CMA) with AIG PC, U.S., Inc. and AIG Property Casualty International, LLC (the AIG PC entities). The AIG PC CMA provided that in the event that the Fleet's TAC exceeds the SMP (as determined pursuant to the terms of the AIG CMA) while at the same time any Fleet member, as an individual legal entity, has a Total Adjusted Capital below 300% of such Company's Authorized Control Level RBC (the Individual Entity Minimum Percentage) (as determined by AIG PC pursuant to the methodology set forth in the AIG CMA that is used to determine the SMP), the AIG PC Entities and each Fleet member agree to make contributions, pay dividends or cause other transactions to occur that would result in each Fleet member's TAC being above the Individual Entity Minimum Percentage. No Fleet member is required to pay any dividend which would trigger the extraordinary dividend provisions of its domiciliary state or that is otherwise prohibited by such state.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Funding of Eaglestone Capitalization

   On March 31, 2011, the Company, American Home, and New Hampshire (Funding Participants), with the approval of the PA DOI and the NY DFS, returned $1,700,000 of capital to their immediate parent (AIG Property Casualty U.S., Inc.) as part of a plan to capitalize Eaglestone with each of the companies contributing $510,000, $1,020,000 and $170,000, respectively. Eaglestone was significantly overcapitalized relative to its risk based capital target after the loss portfolio transfer was executed with NICO. Accordingly, on July 26, 2011, Eaglestone received approval from the PA DOI to return $1,030,000 in cash from its gross paid-in and contributed surplus to AIG Property Casualty U.S., Inc. The distribution was made to AIG PC on July 27, 2011. On that same date, AIG PC contributed $620,000 to the Company, $130,000 to New Hampshire, and $100,000 to CPCC.

   Management Services

   In the ordinary course of business, the Company utilizes its affiliates for data center systems, investment services, salvage and subrogation, and claims management. The following table summarizes transactions (excluding reinsurance and cost allocation transactions) that occurred between the Company and its affiliates during 2012, 2011 and 2010 that exceeded one half of one percent of the Company's admitted assets:

       For the years ended December 31,         2012     2011     2010
       --------------------------------       -------- -------- --------
       Chart is Global Claims Services, Inc.  $254,809 $263,957 $259,062
       AIG PC Global Services, Inc.             41,948  287,959       --
                                              -------- -------- --------
          Total                               $296,757 $551,916 $259,062
                                              ======== ======== ========

   Effective January 1, 2011, AIG PC Global Services, Inc. (formerly known as Chartis Global Services Inc.) is the shared services organization for AIG Property Casualty U.S., Inc. and AIG Property Casualty International, LLC.

   The reductions in 2012 management service expenses related to changes and further streamlining affecting the Company and its affiliates. A component of the reduction included a reduction of $76,952 in allocated expenses from AIG following an updated assessment of the Company's expense allocation (through use of time studies and other allocation factors).

   As of December 31, 2012 and 2011, short-term investments included amounts invested in the AIG Managed Money Market Fund of $291,113 and $159,729, respectively.

   Federal and foreign income taxes payable from the Ultimate Parent as of December 31, 2012 and 2011 amounted to $492 and $63,965, respectively.

   On August 25, 2011, the Company amended its existing credit facility with Graphite Management LLC, (Graphite, a wholly-owned subsidiary of Quartz). Under the amended facility, Lavastone Capital LLC (Lavastone, a wholly-owned subsidiary of Graphite) has assumed from Graphite all of Graphite's rights and obligations under the existing credit facility, and Lavastone has pledged all of its assets to the Company. The amended facility is comprised of three separate elements - a 15-year senior term loan of $1,150,000; a 20-year junior term loan of $175,000; and a 20-year revolving component pursuant to which Lavastone may borrow up to $350,000 from time to time for the purpose of keeping its investments in life insurance in force. It is expected that Lavastone will repay all of these amounts using funds it receives from its assets, which are primarily comprised of investments in life insurance. On the date of the amendment, the outstanding balance under the existing credit

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   facility of $1,057,000 was refinanced by the amended credit facility. In addition, as part of the transaction, the Company paid to Lavastone $267,025, which was distributed to Graphite and used by Graphite to repay in full the principle and accrued interest on another existing credit facility Graphite had with an affiliate of the Company. No gain or loss was recorded by the Company as part of the loan modification.

   During 2012, the Company recorded $106,771 of investment income related to this credit facility, and as of December 31, 2012 the Company's carrying values of the senior term loan, the junior term loan and the revolver were $1,254,915, $197,664 and $193,154, respectively, including in each case accrued interest. The estimated aggregate fair value of Lavastone's assets pledged as collateral to the Company is $1,507,289 as of December 31, 2012.

   As of December 31, 2012 and 2011, the Company had the following balances receivable/payable from/to its affiliates (excluding reinsurance transactions). These balances are net of non-admitted amounts of $23,931 and $29,869, respectively, at December 31, 2012 and 2011.

As of December 31,                                     2012     2011
------------------                                   -------- --------
Balances with admitted pool companies                $ 21,135 $ 41,912
Balances with less than 0.5% of admitted assets       345,512  125,253
Balances arising from merger with Landmark                 --       56
                                                     -------- --------
Receivable from parent, subsidiaries and affiliates  $366,647 $167,221
                                                     ======== ========
Balances with admitted pool companies                $337,422 $ 68,493
Balances with less than 0.5% of admitted assets       127,299  112,478
Balances arising from merger with Landmark                 --  412,703
                                                     -------- --------
Payable to parent, subsidiaries and affiliates       $464,721 $593,674
                                                     ======== ========

   Refer to Notes 3, 4, 6, 7, 8, 9, 10 and 13 for other disclosures on transactions with related parties.

NOTE 6 - REINSURANCE

In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes and large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchases catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

During 2012, 2011 and 2010, the Company's net premiums written and net premiums earned were comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,           2012                    2011                    2010
--------------------------------  ----------------------- ----------------------- -----------------------
                                    WRITTEN     EARNED      WRITTEN     EARNED      WRITTEN     EARNED
                                  ----------- ----------- ----------- ----------- ----------- -----------
 Direct premiums                  $ 7,047,281 $ 7,329,690 $ 7,397,297 $ 7,576,911 $ 7,044,109 $ 7,177,778
 Reinsurance premiums assumed:
    Affiliates                     10,080,903  10,364,244  10,299,460  11,209,710  10,544,748  11,474,133
    Non-affiliates                    507,991     554,293     483,259     574,522     365,317     408,156
                                  ----------- ----------- ----------- ----------- ----------- -----------
        GROSS PREMIUMS             17,636,175  18,248,227  18,180,016  19,361,143  17,954,174  19,060,067
                                  =========== =========== =========== =========== =========== ===========
 Reinsurance premiums ceded:
    Affiliates                     11,478,443  11,843,600  11,657,777  12,371,976  11,507,981  12,181,474
    Non-affiliates                  1,481,573   1,574,319   1,660,916   1,695,581   1,624,658   1,539,354
                                  ----------- ----------- ----------- ----------- ----------- -----------
        NET PREMIUMS              $ 4,676,159 $ 4,830,308 $ 4,861,323 $ 5,293,586 $ 4,821,535 $ 5,339,239
                                  =========== =========== =========== =========== =========== ===========

The maximum amount of return commissions which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2012 and 2011 with the return of the unearned premium reserve is as follows:

                     ASSUMED REINSURANCE    CEDED REINSURANCE           NET
                    --------------------- --------------------- --------------------
                     UNEARNED             UNEARNED              UNEARNED
                     PREMIUM   COMMISSION PREMIUM    COMMISSION PREMIUM   COMMISSION
                     RESERVES  EQUITY     RESERVES   EQUITY     RESERVES  EQUITY
                    ---------- ---------- ---------- ---------- --------  ----------
DECEMBER 31, 2012:
   Affiliates       $5,595,926  $850,571  $5,519,902  $726,960  $ 76,024   $123,611
   Non affiliates      415,707    63,187     372,404    49,045    43,303     14,142
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,011,633  $913,758  $5,892,306  $776,005  $119,327   $137,753
                    ==========  ========  ==========  ========  ========   ========
DECEMBER 31, 2011:
   Affiliates       $5,943,041  $782,311  $5,932,243  $702,893  $ 10,798   $ 79,418
   Non affiliates      462,006    60,816     465,221    55,125    (3,215)     5,691
                    ----------  --------  ----------  --------  --------   --------
   TOTALS           $6,405,047  $843,127  $6,397,464  $758,018  $  7,583   $ 85,109
                    ==========  ========  ==========  ========  ========   ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


As of December 31, 2012 and 2011, and for the years then ended, the Company's unearned premium reserves, paid losses and LAE, and reserves for losses and LAE (including IBNR), have been reduced for reinsurance ceded as follows:

                    UNEARNED PREMIUM PAID LOSSES AND RESERVES FOR LOSSES
                        RESERVES           LAE             AND LAE
                    ---------------- --------------- -------------------
DECEMBER 31, 2012:
   Affiliates          $5,519,902       $150,806         $31,884,941
   Non-affiliates         372,404        285,585           2,993,475
                       ----------       --------         -----------
   TOTAL               $5,892,306       $436,391         $34,878,416
                       ==========       ========         ===========
DECEMBER 31, 2011:
   Affiliates          $5,932,243       $ 93,903         $33,152,985
   Non-affiliates         465,221        286,610           3,120,018
                       ----------       --------         -----------
   TOTAL               $6,397,464       $380,513         $36,273,003
                       ==========       ========         ===========

The Company's unsecured reinsurance recoverables as of December 31, 2012 in excess of 3.0 percent of its capital and surplus is set forth in the table below:

                                                    NAIC CO.
REINSURER                                             CODE     AMOUNT
---------                                           -------- -----------
Affiliates:
   Admitted Pool                                        --   $35,130,476
   Eaglestone Reinsurance Company                    10651       591,448
   Chartis Overseas Ltd.                                --       398,275
   AIU Insurance Company                             19399       130,520
   United Guaranty Ins Co.                           11715        24,241
   AIG Europe Limited (France Branch)                   --         6,501
   US Life Ins Co Of NY (F/ Amer Int Life Ass NY)    70106         1,575
   L'Union Atlantique De Reassurances S.A.              --         1,403
   Chartis Australia Insurance Ltd.                     --         1,235
   Chartis Specialty Insurance Company               26883         1,046
   Other affiliates less than $1.0 million              --         2,246
                                                     -----   -----------
   TOTAL AFFILIATES                                          $36,288,966
                                                             ===========
Non-affiliates                                                        --
                                                             -----------
   TOTAL AFFILIATES AND NON-AFFILIATES                       $36,288,966
                                                             ===========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


During 2012, 2011 and 2010, the Company incurred losses of $58,822, $2,272 and $142,835, respectively, as a result of losses from commutations. The 2012 loss was comprised entirely of losses incurred; the 2011 loss was comprised of losses incurred of $2,265 and premiums earned of $(7); the 2010 loss was comprised of losses incurred of $142,934, commissions incurred $(103) and premiums earned of $(4). The following table includes the components of the losses by reinsurer:

COMPANY                                                2012    2011    2010
-------                                               ------- ------ --------
ISOP - the Association (a)                            $52,961 $   -- $     --
American United Life Ins Co.                            1,819     --       --
First Allmerica Financial Insurance Company             1,186     --       --
Trenwick America Reinsurance Corporation                1,081     --       --
Argonaut Midwest Insurance Company                         --  1,987       --
American International Reinsurance Company, Ltd. (b)       --     --  138,942
Reliastar Life Insurance Company                           --     --    1,368
Continental Casualty Company                               --     --    1,340
Other reinsurers less than $1.0 million                 1,776    285    1,185
                                                      ------- ------ --------
TOTAL                                                 $58,822 $2,272 $142,835
                                                      ======= ====== ========

(a)Effective May 31, 2012, ISOP entered into a commutation agreement with the Association covering all obligations and liabilities associated with Defense Base Act (DBA) policies with effective dates prior to September 1, 2009. As a result of the commutation, the Company, American Home and New Hampshire (all member companies of the Association and participants of the Admitted
   Pool) recorded a loss of $139,372 as follows. The balance was allocated to all participants of the Admitted Pool in accordance with the pooling agreement.

                         Admitted Pool Company's share
Losses incurred            $107,191        $40,733
LAE incurred                 32,181         12,229
                           --------        -------
Losses and LAE Incurred    $139,372        $52,962
                           ========        =======

   The commutation agreement covers workers' compensation business. Upon execution of the commutation, the Admitted Pool companies discounted the reserves in the portfolio at discount rates prescribed by each participant's state of domicile. This resulted in a benefit to the Admitted Pool companies of $100,000, of which the Company's 38% pool share was $38,000.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


(b)Effective April 1, 2010, the Company commuted a multi-year reinsurance agreement with AIRCO. The commutation resulted in the members of the Admitted Pool recapturing loss and LAE reserves of $2,576,715 in exchange for consideration of $2,211,079, resulting in a loss of $365,636, which was pooled in accordance with the Admitted Pooling Agreement. The commutation was approved by the NY DFS and PA DOI. The Company recorded its share of these transactions based upon its 38% pool share, as follows:

                                                                        COMPANY'S POOLED
                                                               TOTAL       ALLOCATION
                                                             ---------- ----------------
Statements of Liabilities, Capital and Surplus:
   Outstanding losses                                        $2,576,715     $979,152
Statement of Operations and Changes in Capital and Surplus:
   Paid losses                                                  365,636      138,942
                                                             ----------     --------
   Net cash                                                  $2,211,079     $840,210
                                                             ==========     ========

As of December 31, 2012 and 2011, the Company had reinsurance recoverables on paid losses in dispute of $108,907 and $108,428 respectively.

During 2012, 2011, and 2010, the Company had net recoveries/ (write-offs) of reinsurance recoverable balances of $7,622, $14,875 and $(1,292) respectively.

As described in Note 5, the Company is party to an intercompany pooling agreement. In the ordinary course of business, the Company also assumes business, primarily from affiliated entities. As of December 31, 2012 and 2011, the Company's premium receivable and losses payable on assumed business was as follows:

2012
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $375,966    $122,924    $498,890
Reinsurance payable on paid loss and loss adjustment expenses   232,961      65,031     297,992

2011
----
                                                               AFFILIATE NON-AFFILIATE  TOTAL
                                                               --------- ------------- --------
Premium in course of collection                                $174,413     $38,985    $213,398
Reinsurance payable on paid loss and loss adjustment expenses    75,551      12,463      88,014

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

The primary components of the affiliated assumed reinsurance balances summarized above, and excluding members of the Admitted Pool, related to reinsurance agreements with the following:

                                                           2012                               2011
                                            ---------------------------------- ---------------------------------
                                            PREMIUMS IN REINSURANCE PAYABLE ON PREMIUMS IN REINSURANCE PAYABLE ON
                                             COURSE OF    PAID LOSS AND LOSS    COURSE OF    PAID LOSS AND LOSS
                                            COLLECTION   ADJUSTMENT EXPENSES   COLLECTION   ADJUSTMENT EXPENSES
                                            ----------- ---------------------- ----------- ----------------------
Lexington Insurance Co.                       $51,514          $    --           $ 8,429          $ 10,832
Chartis Overseas Ltd.                          46,081           26,296            44,977            13,786
American International Reinsurance Co. Ltd     25,734           20,308                --                --
La Meridional Compania Argentina               22,810            3,637                42                --
Chartis Insurance Company of Canada            15,780           13,253             7,578             6,701
Chartis Excess Ltd.                             8,733            4,513             8,666                38
Chartis Australia Insurance Ltd.                8,073            3,264                --             5,220
AIU Insurance Co.                               8,033            6,349            (2,680)           (3,825)
AIG Europe Ltd.                                 6,627            6,690             7,333             7,050
AIG Europe Limited (France Branch)              6,133            6,532             8,428             9,750
Chartis South Africa Ltd.                       5,929            2,765               159               (40)
Chartis Specialty Ins. Co.                      2,906            2,340             3,373             1,394
National Union Ins. Co. of Vermont              1,733           10,110             2,348             9,525
CA De Seguros American Intl                     1,595            1,123             5,563             1,411
Chartis Ins. Co. of Puerto Rico                 1,445              432             1,555             1,339
United Guaranty Residential Ins. Co.              601               --               487           (53,200)
La Meridional Compania Argentina de
  Seguros S.A.                                     12                2             3,966             1,277
Eaglestone Reinsurance Co.                         --           20,321                --                --

Effective January 1, 2010, Chartis Specialty commuted its quota share and stop loss reinsurance agreements with the Company. In accordance with the commutation agreement, the Company transferred cash and securities totaling $4,041,671 to Chartis Specialty, and in accordance with the pooling agreement, was reimbursed by the other pool participants. This amount was net of a ceding commission of $220,094. The Company recorded its share of these transactions based upon its stated pool percentage and reported the net impact on its financial statements from these transactions as follows:

                                                            COMPANY'S
                                                              POOLED
                                                   TOTAL    ALLOCATION
                                                 ---------- ----------
Statements of Liabilities, Capital and Surplus:
   Outstanding Losses                            $3,278,251 $1,245,735
   Unearned premium reserves                        933,787    354,839
   Other                                             49,727     18,896
                                                 ---------- ----------
                                                 $4,261,765 $1,619,470
                                                 ========== ==========
Statement of Operations and Changes in
Capital and Surplus:
   Ceding Commission                                220,094     83,636
                                                 ---------- ----------
   Net cash and securities                       $4,041,671 $1,535,834
                                                 ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 7 - DEPOSIT ACCOUNTING ASSETS AND LIABILITIES

Certain of the products offered by the Company include funding components or have been structured in a manner such that little or no insurance risk is transferred. Funds received in connection with these arrangements are recorded as deposit liabilities, rather than premiums and incurred losses. In addition, the Company has entered into several ceded reinsurance arrangements, both treaty and facultative, which were determined to be deposit agreements. Conversely, funds paid in connection with these arrangements are recorded as deposit assets, rather than as ceded premiums and ceded incurred losses.

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                   DEPOSIT   DEPOSIT   FUNDS HELD
                   ASSETS  LIABILITIES LIABILITIES
                   ------- ----------- -----------
DECEMBER 31,2012:
   Direct          $   --    $91,462     $    --
   Assumed             --         --          --
   Ceded            4,056         --      18,980
                   ------    -------     -------
   TOTAL           $4,056    $91,462     $18,980
                   ======    =======     =======

                    DEPOSIT   DEPOSIT   FUNDS HELD
                    ASSETS  LIABILITIES LIABILITIES
                    ------- ----------- -----------
DECEMBER 31, 2011:
   Direct             $--    $103,001     $   --
   Assumed             --          47         --
   Ceded                4          --      5,117
                      ---    --------     ------
   TOTAL              $ 4    $103,048     $5,117
                      ===    ========     ======

As of December 31, 2012 and 2011, the Company's deposit assets and liabilities were comprised of the following:

                                                                      2012                2011
                                                               ------------------  ------------------
                                                               DEPOSIT   DEPOSIT   DEPOSIT   DEPOSIT
                                                               ASSETS  LIABILITIES ASSETS  LIABILITIES
                                                               ------- ----------- ------- -----------
BALANCE AT JANUARY 1                                           $    4   $103,048    $ 724   $200,441
   Deposit activity, including loss recoveries                     --     (9,719)    (720)   (95,807)
   Interest income or expense, net of amortization of margin    4,052     (1,867)      --     (1,586)
                                                               ------   --------    -----   --------
BALANCE AT DECEMBER 31                                         $4,056   $ 91,462    $   4   $103,048
                                                               ======   ========    =====   ========


                                 2012                   2011
                        ---------------------  ---------------------
                        FUNDS HELD FUNDS HELD  FUNDS HELD FUNDS HELD
                          ASSETS   LIABILITIES   ASSETS   LIABILITIES
                        ---------- ----------- ---------- -----------
BALANCE AT JANUARY 1       $ --
                                    $  5,117    $ 93,433    $1,045
   Contributions             --       60,851          --     5,017
   Withdrawals               --      (46,988)    (93,433)     (945)
   Interest                  --           --          --        --
                           ----     --------    --------    ------
BALANCE AT DECEMBER 31     $ --     $ 18,980    $     --    $5,117
                           ====     ========    ========    ======

In 2011, the Company determined that an assumed reinsurance deposit transaction with Cologne Re had terminated, and the Company eliminated assumed deposit liabilities of $95,000 and related funds held assets of $93,100.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 8 - FEDERAL AND FOREIGN INCOME TAXES

The Company files a consolidated U.S. federal income tax return with AIG. AIG's domestic subsidiaries can be found on Schedule Y included in the Company's 2012 Annual Statement.

The Company is allocated U.S. federal income taxes based upon an accounting policy that was amended, effective January 1, 2012 ("2012 Tax Sharing Agreement"). This accounting policy provides that the Company shall reflect in their financial statements the tax liability that would have been paid by the Company if they had filed a separate federal income tax return, with limited exceptions.

While the accounting policy described above governs the current and deferred tax recorded in the income tax provision, the amount of cash that will be paid or received for U.S. federal income taxes is governed by an intercompany tax settlement arrangement entered into with AIG and may at times be different. The terms of this intercompany cash settlement arrangement are based on principles consistent with the accounting policy for allocating income tax expense or benefit on a separate company basis to the Company, except that:

    . The sections of the Internal Revenue Code relating to Alternative Minimum Tax are applied, but only if the AIG consolidated group is subject to Alternative Minimum Tax in the Consolidated Tax Liability, and;

    .  The impact of Deferred Intercompany Transactions, defined in Treas. Reg.
       (S)1.1502-13(b)(1), if the "intercompany items" from such transaction, as defined in Treas. Reg. (S)1.1502-13(b)(2), have not been taken into account pursuant to the "matching rule" of Treas. Reg. (S)1.1502-13(c), are excluded from current taxation, provided however, that the Company records the appropriate deferred tax asset and/or deferred tax liability related to the gain or loss and includes such gain or loss in Separate Return Tax Liability in the subsequent tax year when the Deferred Tax Liability or Deferred Tax Asset becomes current.

The 2012 Tax Sharing Agreement replaced a prior tax sharing agreement in place during the 2010 and 2011 tax years between the Company and AIG PC (the 2010 Tax Sharing Agreement).

The key differences between the 2012 Tax Sharing Agreement and the 2010 Tax Sharing Agreement are:

    (i)Under the 2010 Tax Sharing Agreement, the federal income taxes for tax years ending December 31, 2010 and December 31, 2011 were directly payable and recoverable with AIG PC. Under the 2012 Tax Sharing Agreement, the federal income taxes for tax years beginning January 1, 2012, will be directly payable and recoverable with AIG.

   (ii)Under the 2010 Tax Sharing Agreement, the Company was required to pay Alternative Minimum Tax ("AMT") to AIG PC. The 2012 Tax Sharing Agreement requires that the sections of the Internal Revenue Code relating to AMT be applied, but only if the AIG consolidated group is subject to AMT.

  (iii)Under the 2010 Tax Sharing Agreement, any tax realized by the Company from the creation of a deferred intercompany gain (as determined under Treas. Reg. (S)1.1502-13) in which no consideration was received was paid by AIG PC. Under the 2012 Tax Sharing Agreement, no such provision exists.

   (iv)Under the 2010 Tax Sharing Agreement, AIG PC assumed the current liability (and future risks and rewards of the tax position taken) associated with the Company's unrecognized tax benefits by means of a deemed

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

       capital contribution transaction. Unrecognized tax benefits were defined as any liability recorded in accordance with Financial Accounting Standards Board Interpretation No. 48 - ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES (FIN 48) which would include any tax liability recorded as the result of an agreed upon adjustment with the tax authorities, except ones arising as a result of errors or omissions.

       Under the 2012 Tax Sharing Agreement, Tax Reserves, as defined as liabilities related to uncertain tax positions (as defined under SSAP No. 5R, LIABILITIES, CONTINGENCIES AND IMPAIRMENTS OF ASSETS) and tax authority audit adjustments, shall remain with the companies with which the Tax Reserves are currently recorded. Furthermore, when such Tax Reserves are realized, the responsibility for any additional tax liability and/or the rights to any refunds collected shall impact the Company's balance sheet on which the Tax Reserve currently resides.

    (v)Previously, to the extent that; (1) tax attributes were created outside of the normal course of business, (2) cash benefit was received by AIG PC under its separate tax allocation agreement with AIG in advance of when the attributes were actually utilized in the AIG consolidated U.S. federal tax return, and (3) these identified tax attributes expired and went unused in the AIG consolidated tax return, AIG PC was required to reimburse AIG for these amounts and apportion such amounts to the Company to the appropriate extent. The Company was required to reimburse AIG PC within 30 days after AIG PC receives notice from AIG. Under the 2012 Tax Sharing Agreement, this provision has been removed.

The federal income taxes recoverable/payable in the accompanying statement of admitted assets, liabilities, and capital and surplus are due to/from AIG or AIG PC. The statutory U.S. federal income tax rate is 35 percent at December 31, 2012.

On November 6, 2011, SSAP 101 was adopted by the NAIC. SSAP 101 contains changes to accounting for current and deferred federal and foreign income taxes, effective on January 1, 2012. This guidance provides that the deferred tax asset admissibility guidance is no longer elective, and the reversal and surplus limitation parameters in the admissibility tests are determined based on the risk-based capital level. It also requires gross deferred tax assets to be reduced by a statutory valuation allowance if it is more likely than not that some portion or all of the gross deferred tax assets will not be realized and requires the scheduling of the reversal of deferred tax liabilities in the admissibility test to the extent reversals are relied upon as a source of income to support the valuation allowance assessment. Finally, the guidance sets a more likely than not threshold for the recording of contingent tax liabilities. There is no cumulative effect as a result of enacting this pronouncement.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The components of the Company's net deferred tax assets/liabilities ("DTA"/"DTL") as of December 31, 2012 and 2011 are as follows:

                                                   DECEMBER 31, 2012              DECEMBER 31, 2011
                                             ------------------------------ ------------------------------
DESCRIPTION                                   ORDINARY  CAPITAL    TOTAL     ORDINARY  CAPITAL    TOTAL
-----------                                  ---------- -------- ---------- ---------- -------- ----------
Gross Deferred Tax Assets                    $1,465,126 $398,418 $1,863,544 $1,558,273 $429,004 $1,987,277
Statutory Valuation Allowance Adjustments            --  108,218    108,218         --  113,179    113,179
                                             ---------- -------- ---------- ---------- -------- ----------
Adjusted Gross Deferred Tax Assets            1,465,126  290,200  1,755,326  1,558,273  315,825  1,874,098
Deferred Tax Assets Nonadmitted                 475,274       --    475,274    617,159      708    617,867
                                             ---------- -------- ---------- ---------- -------- ----------
Subtotal Net Admitted Deferred Tax Asset        989,852  290,200  1,280,052    941,114  315,117  1,256,231
Deferred Tax Liabilities                        104,166  290,200    394,366     53,192  315,117    368,309
                                             ---------- -------- ---------- ---------- -------- ----------
Net Admitted Deferred Tax Asset/(Liability)  $  885,686 $     -- $  885,686 $  887,922 $     -- $  887,922
                                             ========== ======== ========== ========== ======== ==========

The amount of admitted deferred tax assets, ratio percentage and total adjusted capital in the risk-based capital calculations are as follows:

                                                              DECEMBER 31, 2012            DECEMBER 31, 2011
                                                         ---------------------------- ----------------------------
DESCRIPTION                                              ORDINARY CAPITAL    TOTAL    ORDINARY CAPITAL    TOTAL
-----------                                              -------- -------- ---------- -------- -------- ----------
Carried back losses that reverse in subsequent three
  calendar years                                         $     -- $     -- $       -- $  3,435 $     -- $    3,435
Adjusted gross DTAs realizable within 36 months or 15
  percent of statutory surplus
(the lesser of 1 and 2 below)                             885,686       --    885,686  884,487       --    884,487
1. Adjusted gross DTAs realizable within 36 months        885,686       --    885,686  884,487       --    884,487
2. 15 percent of statutory surplus                            N/A      N/A  2,051,842      N/A      N/A  2,038,118
Adjusted gross DTAs that can be offset against DTLs       104,166  290,200    394,366   53,191  315,118    368,309
                                                         -------- -------- ---------- -------- -------- ----------
Total DTA admitted as the result of application of SSAP
  101                                                    $989,852 $290,200 $1,280,052 $941,113 $315,118 $1,256,231
                                                         ======== ======== ========== ======== ======== ==========

                                                                      2012         2011
                                                                  -----------  -----------
Ratio Percentage Used To Determine Recovery Period And Threshold
  Limitation Amount                                                       407%         379%
Amount Of Adjusted Capital And Surplus Used To Determine
  Recovery Period And Threshold Limitation In (2) Above.          $13,513,218  $13,587,456

During 2012, 2011 and 2010, the Company's current income tax expense/(benefit) was comprised of the following:

FOR THE YEARS ENDED DECEMBER 31,            2012     2011     2010
--------------------------------           ------- -------  -------
Federal income tax                         $ 2,056 $ 6,404  $15,245
Foreign income tax                          10,653  (1,695)  (9,078)
Other-prior period adjustment                1,569      67   (6,228)
                                           ------- -------  -------
   Subtotal                                 14,278   4,776      (61)
Federal income tax on net capital gains          2   2,096   17,787
                                           ------- -------  -------
Federal and foreign income taxes incurred  $14,280 $ 6,872  $17,726
                                           ======= =======  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)



The composition of the Company's net deferred tax assets as of December 31, 2012 and 2011 is set forth in the table below:

Deferred tax assets:

                                                     2012       2011
                                                  ---------- ----------
Ordinary
   Discounting of unpaid losses                   $  270,453 $  321,715
   Non-admitted assets                               128,859    148,195
   Unearned premium reserve                          166,280    184,714
   Pension adjustments                                17,627     12,278
   Bad debt expense                                   61,650     30,199
   Net operating loss carry-forward                  477,535    501,676
   Foreign tax credit carry-forwards                 125,498     19,103
   Alternative minimum tax carry-forward               1,491      4,278
   Deferred tax on foreign operations                 15,442     55,750
   Investments                                       176,508    219,378
   Deferred loss on branch conversions                    56     10,086
   Other temporary difference                         23,727     50,902
                                                  ---------- ----------
       Subtotal                                    1,465,126  1,558,274
Statutory valuation allowance adjustment                  --         --
Nonadmitted                                          475,274    617,159
                                                  ---------- ----------
Admitted ordinary deferred tax assets             $  989,852 $  941,115
                                                  ---------- ----------
Capital
   Investments                                    $  348,596 $  326,672
   Net capital loss carry-forward                     47,261     79,923
   Unrealized capital losses                           1,602      6,590
   Deferred loss on branch conversions                   568         --
   Other temporary difference                            391     15,818
                                                  ---------- ----------
       Subtotal                                      398,418    429,003
Statutory valuation allowance adjustment             108,218    113,179
Nonadmitted                                               --        708
                                                  ---------- ----------
Admitted capital deferred tax assets                 290,200    315,116
                                                  ---------- ----------
Admitted deferred tax assets                      $1,280,052 $1,256,231
                                                  ========== ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


Deferred tax liabilities:

                                          2012     2011
                                        -------- --------
Ordinary
   Investments                          $ 39,885 $ 40,612
   Deferred tax on foreign operations     58,870       --
   Other temporary difference              5,411   12,580
                                        -------- --------
       Subtotal                          104,166   53,192
Capital
   Investments                            58,508   62,727
   Unrealized Capital Gains              231,692  252,390
                                        -------- --------
       Subtotal                          290,200  315,117
                                        -------- --------
Deferred tax liabilities                $394,366 $368,309
                                        -------- --------
Net deferred tax assets/liabilities     $885,686 $887,922
                                        ======== ========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The change in net deferred tax assets is comprised of the following: (this analysis is exclusive of non-admitted assets as the change in non-admitted assets is reported separately from the change in net deferred income tax in the Changes in Capital and Surplus section):

                                                           2012        2011       CHANGE
                                                        ----------  ----------  ---------
Adjusted gross deferred tax assets                      $1,755,326  $1,874,098  $(118,772)
Total deferred tax liabilities                            (394,366)   (368,309)   (26,057)
                                                        ----------  ----------  ---------
Net deferred tax assets (liabilities)                    1,360,960   1,505,789   (144,829)
Deferred tax assets/(liabilities) - SSAP 3                                        (74,193)
Deferred tax assets/(liabilities) - unrealized                                     15,710
Deferred tax-noncash settlement through paid-in capital                           (11,112)
                                                                                ---------
Change in net deferred income tax                                               $ (75,234)
                                                                                =========
Change in deferred tax - current year                                           $ (69,139)
Change in deferred tax - current year - Other Surplus
  Items                                                                            (6,095)
                                                                                ---------
Total change in deferred tax                                                    $ (75,234)
                                                                                =========

                                                          CURRENT    DEFERRED     TOTAL
                                                        ----------  ----------  ---------
SSAP 3 impact:
   SSAP 3 - general items                               $   73,743  $  (84,777) $ (11,034)
   SSAP 3 - statutory valuation allowance                       --      10,584     10,584
                                                        ----------  ----------  ---------
   Subtotal SSAP 3                                          73,743     (74,193)      (450)
   SSAP 3 - APIC                                            15,862     (11,112)     4,750
   SSAP 3 - unrealized gain/loss                                --          --         --
                                                        ----------  ----------  ---------
   SSAP 3 - adjusted tax assets and liabilities             89,605     (85,305)     4,300
   SSAP 3 - non-admitted impact                            (24,115)     79,713     55,598
                                                        ----------  ----------  ---------
Total SSAP 3 impact                                     $   65,490  $   (5,592) $  59,898
                                                        ==========  ==========  =========

STATUTORY VALUATION ALLOWANCE

Under SSAP 101, statutory gross deferred tax assets must be reduced to the extent it is determined that valuation allowance would be required under U.S. GAAP valuation allowance principles pursuant to Accounting Standard Codification (ASC) 740, Income Taxes. Significant judgment is required in determining the provision for income taxes and, in particular, in the assessment of whether and in what magnitude a valuation allowance should be recorded. At December 31, 2012, the Company recorded gross deferred tax assets before valuation allowance of $1,863,544 and established a valuation allowance of $108,218 relating to capital deferred tax assets. This assessment is based on the Company's expectation based on a "more likely than not" standard in measuring its ability to realize its gross deferred tax assets reported on the Company's statement of admitted assets at December 31, 2012.

When making its assessment about the realization of its deferred tax assets at December 31, 2012, the Company considered all available evidence, as required by income tax accounting guidance, including:

.. the nature, frequency, and severity of current and cumulative financial reporting losses;

.. transactions completed and transactions expected to be completed in the near future;

.. the carryforward periods for the net operating and capital loss and foreign tax credit carryforward;

.. the application of the amended tax sharing agreement between the Company and the Ultimate Parent; and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


.. tax planning strategies that would be implemented, if necessary, to protect against the loss of the deferred tax assets.

In concluding that a portion of the statutory gross deferred tax assets are realizable under the U.S. GAAP valuation allowance model, the Company considered both the positive and negative evidence regarding its ability to generate sufficient taxable income to realize the reported adjusted deferred tax assets.

Negative evidence included the existence of cumulative losses in recent years, including losses related to adverse development and higher than average catastrophe losses in recent years. Positive evidence included the Company's projections of taxable income over the carryforward period, considering the most recent year's results, known changes in the business mix impacting profitability, as well as objective projections of catastrophe losses based on historical experience. Additional positive evidence included the availability of prudent and feasible tax planning strategies and AIG's, AIG PC's and the Company's ability to execute on tax planning strategies and/or actions, if required, that would allow the Company to generate taxable income in order to realize the gross deferred tax assets. These tax planning strategies included converting tax-exempt investment income to taxable investment income through both the municipal bond borrowing program or through the sale of additional tax-exempt securities to third parties and affiliates and reinvestment of the proceeds in taxable securities. Tax planning strategies had no impact on ordinary or capital adjusted gross DTAs and ordinary or capital net admitted DTAs as of December 31, 2012.

It is important to note, estimates of future taxable income generated from specific transactions and tax planning strategies could change in the near term, perhaps materially, which may require the Company to adjust its assessment of the need for a valuation allowance. Such adjustments could be material to the Company's financial condition or its results of operations for an individual reporting period.

STATUTORY ADMISSIBILITY

Once the $1,755,326 of adjusted gross deferred tax asset was quantified, this value was assessed for statutory admissibility using SSAP 101's three part test. The first test allows for the admissibility of adjusted gross deferred tax assets that are expected to reverse in the next three years and could be used to recover taxes paid in prior years. The second test allows for an adjusted gross deferred tax asset to be admitted based upon the lesser of 15 percent of adjusted statutory surplus of the current financial statement and the adjusted gross deferred tax assets expected to reverse within the next three years and that is expected to be realized (i.e., provide incremental cash tax savings). Under this test, the Company is required to project future taxable income. If operating results differ from those expected in the Company's projections, the amount of the adjusted gross deferred tax asset admitted could materially change. The Company's projections used in determining the admissibility of adjusted gross deferred tax assets included the consideration of the tax planning strategies discussed above and carry similar risks, including the possibility of continuing adverse development in the prior year loss reserves. Finally, the adjusted gross deferred tax assets not admitted under the first two tests can be admitted to the extent there are existing deferred tax liabilities allowable under the relevant tax law. As a result of these tests for statutory admissibility, $885,686 of net deferred tax assets were admitted as of December 31, 2012.

The Company does not have any unrecorded deferred tax liabilities.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


The Company's income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35 percent to income before income taxes as follows:

                                                                   2012                  2011                   2010
                                                          ---------------------  --------------------  ----------------------
DESCRIPTION                                                 AMOUNT    TAX EFFECT   AMOUNT   TAX EFFECT    AMOUNT    TAX EFFECT
-----------                                               ----------  ---------- ---------  ---------- -----------  ----------
Net Income Before Federal Income Taxes and Capital
  Gains Taxes                                             $1,053,248  $ 368,637  $ 611,295  $ 213,953  $  (659,175) $(230,711)
Book to Tax Adjustments:
   Tax Exempt Income (Net Of Proration)                      (81,689)   (28,591)  (200,607)   (70,213)    (275,222)   (96,327)
   Intercompany Dividends                                   (800,000)  (280,000)   (30,942)   (10,830)    (301,132)  (105,396)
   Dividend received deduction (Net of Proration)             (5,077)    (1,777)    (5,095)    (1,783)      (5,725)    (2,004)
   Subpart F Income, Gross-Up & FTC                           67,455     (2,580)    10,847      2,102      (39,680)   (23,366)
   Meals And Entertainment                                     2,323        813      2,591        907        2,112        739
   Stock Options And Other Compensation                       10,981      3,843     39,035     13,662       (5,364)    (1,877)
   Non-Deductible Penalties                                      110         38      1,522        533           --         --
   Change in Non-admitted Assets                              67,249     23,537    105,203     36,822      198,505     69,476
   Change in Tax Position                                         --      1,999         --      5,217           --     11,937
   Statutory Valuation Allowance                                  --      5,623         --   (349,714)          --    341,564
   Federal Income Tax Adjustments-Prior Year                      --     (7,810)        --     (1,121)          --     48,434
   Capital gain on affiliated subsidiary redistribution
     (UGC)                                                        --         --         --         --      (67,503)   (23,626)
   Branch Conversions                                         (1,061)      (371)      (566)      (198)          --         --
   Non-Deductible expenses                                        --         --     36,156     12,677           --         --
   Other                                                          --         58         48         (5)        (483)    (2,032)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
       Total Book to Tax Adjustments                        (739,709)  (285,217)   (41,808)  (361,944)    (494,492)   217,522
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Total Federal Taxable Income and Tax                         313,539     83,419    569,487   (147,991)  (1,153,667)   (13,189)
                                                          ----------  ---------  ---------  ---------  -----------  ---------
Federal and Foreign Income Taxes Incurred                                14,278                 4,776                     (61)
Federal Income Tax on Net Capital Gains                                       2                 2,096                  17,787
Change in Net Deferred Income Taxes                                      75,234              (182,102)                (30,915)
Less: Change in Deferred Tax - Other Surplus Items                       (6,095)               27,239                      --
                                                                      ---------             ---------               ---------
Total Tax                                                             $  83,419             $(147,991)              $ (13,189)
                                                                      ---------             ---------               ---------

As of December 31, 2012, the Company had $125,498 of foreign tax credits carry forwards expiring through the year 2022, $1,491 of AMT credit carry forwards which may be carried forward indefinitely, $135,031 of net capital loss carry forwards expiring through the year 2015, and $1,364,386 of net operating loss carry forwards expiring through the year 2032 that are available to offset future taxable income. The Company has no other unused tax credits available to offset against future taxable income as of December 31, 2012 and 2011.

The Company has an enforceable right to recoup federal income taxes in the event of future net losses which it may incur or to recoup its net losses carried forward as an offset to future net income subject to federal income taxes. Currently, there is no federal income tax incurred available for recoupment in the event of future net operating losses for tax purposes.

As of December 31, 2012, the Company had no deposits under IRC Section 6603.

As of December 31, 2012, the Company recorded gross receivables related to tax return errors and omissions in the amount of $24,115, all of which were non-admitted. No liabilities related to uncertain tax positions were recorded during the 2012 tax year.

The U.S. is the only major tax jurisdiction of the Company, and as of December 31, 2012, the tax years from 2000 to 2011 remain open for tax examination.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


NOTE 9 - PENSION PLANS AND DEFERRED COMPENSATION ARRANGEMENTS

A. PENSION PLAN

   The U.S. AIG Retirement Plan (the qualified plan) is a noncontributory defined benefit plan, which is subject to the provisions of the Employee Retirement Income Security Act (ERISA) of 1974. U.S. salaried employees who are employed by a participating company and completed 12 months of continuous service are eligible to participate in the plan. Effective
   April 1, 2012, the qualified plan was converted to a cash balance formula comprised of pay credits based on six percent of a plan participant's annual compensation (subject to IRS limitations) and annual interest credits. In addition, employees can take their vested benefits when they leave AIG as a lump sum or an annuity option after completing at least three years of service. However, employees satisfying certain age and service requirements (i.e. grandfathered employees) remain covered under the old plan formula, which is based upon a percentage of final average compensation multiplied by years of credited service, up to 44 years. Grandfathered employees will receive the higher of the benefits under the cash balance or final average pay formula at retirement. AIG also sponsors several non-qualified unfunded defined benefit plans for certain employees, including key executives, designed to supplement pension benefits provided by the qualified plan. These include the AIG Non-Qualified Retirement Income Plan (AIG NQRIP) formerly known as AIG Excess Retirement Income Plan, which provides a benefit equal to the reduction in benefits payable to certain employees under the qualified plan as a result of federal tax limitations on compensation and benefits payable and the Supplemental Executive Retirement Plan (Supplemental), which provides additional retirement benefits to designated executives. Under the Supplemental plan, an annual benefit accrues at a percentage of final average pay multiplied by each year of credited service, not greater than 60 percent of final average pay, reduced by any benefits from the current and any predecessor retirement plans (including the AIG NQRIP Plan), Social Security, and any benefits accrued under a Company sponsored foreign deferred compensation plan.

   The Company is jointly and severally responsible with AIG and other participating companies for funding obligations for the qualified plan. If the qualified plan does not have adequate funds to pay obligations due plan participants, the Pension Benefit Guaranty Corporation or Department of Labor could seek payment of such amounts from the members of the AIG control group, including the Company. Accordingly, the Company is contingently liable for such obligations. The Company believes that the likelihood of payment under any of these plans is remote. Accordingly, the Company has not established any liability for such contingencies.

   The following table sets forth the funded status of the qualified plan, valued in accordance with SSAP No. 89, Accounting for Pensions (SSAP 89).

AS OF DECEMBER 31,                                2012        2011
------------------                            -----------  ----------
Fair value of plan assets                     $ 3,720,427  $3,432,515
Less projected benefit obligation               4,909,897   4,219,931
                                              -----------  ----------
Funded status                                 $(1,189,470) $ (787,416)
                                              ===========  ==========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The weighted average assumptions that were used to determine the pension benefit obligations as of December 31, 2012, 2011 and 2010 are set forth in the table below:

AS OF DECEMBER 31,                                  2012              2011              2010
------------------                            ----------------  ----------------  ----------------
Discount rate                                       3.94%             4.62%             5.50%
Rate of compensation increase (average)             4.00%             4.00%             4.00%
Measurement date                              December 31, 2012 December 31, 2011 December 31, 2010
Medical cost trend rate                              N/A               N/A               N/A

   In 2012, 2011, and 2010 AIG allocated defined benefit expenses to the Company and its affiliates. The Company's allocated share of expenses for the qualified plan were approximately $10,465, $8,449, and $12,909 in 2012, 2011 and 2010, respectively.

B. POSTRETIREMENT BENEFIT PLANS

   AIG provides postretirement medical care and life insurance benefits in the U.S. and in certain non-U.S. countries. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and attaining a specified age.

   U.S. postretirement medical and life insurance benefits are based upon the employee attaining the age of 55 and having a minimum of ten years of service. Eligible employees who have medical coverage can enroll in retiree medical without having to elect immediate retirement pension benefits. Medical benefits are contributory, while the life insurance benefits are generally non-contributory. Retiree medical contributions vary from requiring no cost for pre-1989 retirees to requiring actual premium payments reduced by certain for post-1993 retirees. These contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination. Effective
   April 1, 2012, the retiree medical employer subsidy for the AIG Postretirement plan was eliminated for employees who were not grandfathered. Additionally, new employees hired after December 31, 2012 are not eligible for retiree life insurance.

   AIG's U.S. postretirement medical and life insurance benefits obligations, valued in accordance with SSAP No. 14, Postemployment Benefits Other Than Pensions (SSAP 14), as of December 31, 2012 and 2011 were $225,560 and $201,960, respectively. These obligations are not currently funded. The Company's allocated share of other postretirement benefit plan expenses were $689, $623 and $584 for the years ended December 31, 2012, 2011 and 2010, respectively.

   AIG sponsors a voluntary savings plan for U.S. employees which provide for salary reduction contributions by employees. Effective January 1, 2012, the Company matching contribution was changed to 100 percent of the first six percent of participant contributions, up to the IRS maximum limits of $17 for employee contributions and to $15 for the Company matching contribution, irrespective of their length of service. Prior to the change, company contributions of up to seven percent of annual salary were made depending on the employee's years of service subject to certain compensation limits. Pre-tax expense associated with this plan was, $7,649, $5,232 and $7,686 in 2012, 2011 and 2010, respectively.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   As sponsor of the qualified plan and other benefit plans, as described in sections A and B above, AIG is ultimately responsible for the maintenance of these plans in compliance with law. The Company is not directly liable for obligations under the plan; its direct obligations result from AIG's allocation of its share of expenses from the plans. Such allocation is based on the Company's payroll.

C. STOCK OPTION AND DEFERRED COMPENSATION PLANS

   Some of the Company's officers and key employees receive share-based compensation pursuant to awards granted under the AIG 2010 Stock Incentive Plan, as amended (2010 Plan), under which AIG has issued restricted stock units (RSUs) and stock appreciation rights (SARs). Although a few legacy plans were still outstanding at December 31, 2012 under the AIG 2007 Stock Incentive Plan, the 2010 Plan supersedes all plans and is currently the only plan under which share-based awards can be issued. Share-based awards issued under the 2010 Plan are linked to AIG common stock but provide for cash settlement. Under AIG's Long Term Incentive Plan certain employees are offered the opportunity to receive additional compensation in the form of cash and/or stock appreciation rights (SARs) if certain performance metrics are met. The Company reported expenses of $29,502, $9,521 and $25,617 at December 31, 2012, 2011 and 2010, respectively, for these plans.

D. POST-EMPLOYMENT BENEFITS AND COMPENSATED ABSENCES

   AIG provides certain benefits to inactive employees who are not retirees. Such expenses include long-term disability benefits, medical and life insurance continuation and Consolidated Omnibus Budget Reconciliation Act (COBRA) medical subsidies. The costs of these plans are borne by AIG and its participating subsidiaries. The Company accrues a liability when the obligation is attributable to employees' services already rendered, the obligation relates to rights that vest or accumulate, the payment is probable and the amount can be reasonably estimated.

NOTE 10 - CAPITAL AND SURPLUS AND DIVIDEND RESTRICTIONS

A. CAPITAL AND SURPLUS

   The portion of unassigned surplus as of December 31, 2012 and 2011 represented by each item below is as follows:

                                  2012         2011
                               ----------  -----------
Unrealized gains and losses    $5,621,097  $ 5,796,715
Non-admit ted asset values       (859,750)  (1,079,724)
Provision for reinsurance         (50,810)     (77,539)

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The changes in unrealized gains and non-admitted assets reported in the Statements of Operations and Changes in Capital and Surplus were derived as follows:

Change in net unrealized gains                        2012        2011        2010
------------------------------                     ----------  ----------  ----------
Unrealized gains, current year                     $5,621,097  $5,796,715  $5,557,752
Unrealized gains, previous year                     5,796,715   5,557,752   5,274,143
                                                   ----------  ----------  ----------
Change in unrealized gains                           (175,618)    238,963     283,609
Change in tax on unrealized gains                      15,710       3,818     (63,042)
Deferred gain liability                               (28,421)     43,750
Adjustments to beginning surplus (SSAP 3)             (25,085)     91,637     222,380
Derivatives-change in foreign exchange                   (186)     13,772     (11,263)
Amortization of goodwill                               (2,927)     (2,927)     (2,926)
                                                   ----------  ----------  ----------
Change in unrealized, net of taxes                 $ (216,527) $  389,013  $  428,758
                                                   ==========  ==========  ==========

Change in non-admitted asset values               2012         2011
-----------------------------------           -----------  -----------
Non-admitted asset values, current year       $  (859,750) $(1,079,724)
Non-admitted asset values, previous year       (1,079,724)    (838,329)
                                              -----------  -----------
Change in non-admitted assets                     219,974     (241,395)
Change in accounting principles SSAP 10R               --       (1,366)
Adjustments to beginning surplus (SSAP 3)         (99,298)      19,783
Other                                               8,544       (9,536)
                                              -----------  -----------
Change in non-admitted assets                 $   129,220  $  (232,514)
                                              ===========  ===========

   In calculating the provision for reinsurance as of December 31, 2012 and 2011, management utilized collateral including letters of credit provided by its Ultimate Parent of $ 289,811 and $402,308, respectively. The use of this collateral was approved by the PA DOI.

   The December 31, 2011 Surplus of the Company was restated to recognize a $160,746 increase in surplus due to the merger with Landmark. The surplus components impacted were as follows:

Change in SSAP 10R                                 $  8,364
Special surplus from retroactive premium                  9
Common capital stock                                  4,100
Gross paid in and contributed surplus                 4,773
Unassigned funds (other surplus adjustments)        143,500
                                                   --------
                                                   $160,746
                                                   ========

B. RISK-BASED CAPITAL REQUIREMENTS

   The NAIC has adopted a Risk-Based Capital (RBC) formula to be applied to all property and casualty insurance companies. RBC is a method of establishing the minimum amount of capital appropriate for an insurance company to support its overall business operations in consideration of its size and risk profile. A company's RBC

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   is calculated by applying different factors to various asset classes, net premiums written and loss and LAE reserves. A company's result from the RBC formula is then compared to certain established minimum capital benchmarks. To the extent a company's RBC result does not either reach or exceed these established benchmarks, certain regulatory actions may be taken in order for the insurer to meet the statutorily-imposed minimum capital and surplus requirements.

   In connection therewith, the Company has satisfied the minimum capital and surplus requirements of RBC for the 2012 reporting period.

C. DIVIDEND RESTRICTIONS

   Under Pennsylvania law, the Company may pay cash dividends only from unassigned funds (surplus) determined on a statutory basis. Further, the Company is restricted (on the basis of the greater of 10 percent of the Company's statutory surplus, inclusive of unrealized gains, as of December 31, 2012, or 100 percent of the Company's net income, for the preceding twelve month period ended December 31, 2012) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the PA DOI. As of December 31, 2012, the maximum dividend payment, which may be made, by the Company, without prior approval during 2013, is $1,439,763.

   Within the limitations noted above, no dividends may be paid out of segregated surplus. There are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose. However, the Company has agreed to provide advance notice to PA DOI of, (i) any proposed transactions between the Company and AIG or an AIG affiliate not in the ordinary course of business, and (ii) any proposed dividends or distributions.

   During 2012, the Company reported $1,735,998 in dividends to AIG Property Casualty U.S., Inc. of which $800,000 were considered extraordinary dividends. During 2011, the Company paid $861,346 in dividends to AIG PC of which $500,000 were considered extraordinary dividends. During 2010, the Company paid $889,961 in ordinary dividends to AIG Property and Casualty U.S., Inc. Refer to Note 5F for additional information.

NOTE 11 - CONTINGENCIES

A. LEGAL PROCEEDINGS

   The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

   Legal proceedings include the following:

   In connection with the previously disclosed multi-state examination of certain accident and health products, including travel products, issued by National Union, AIG PC, on behalf of itself, National Union, and certain of AIG PC's insurance and non-insurance companies (collectively, the parties) entered into a Regulatory Settlement

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   Agreement with regulators from 50 U.S. jurisdictions effective November 29, 2012. Under the agreement, and without admitting any liability for the issues raised in the examination, the parties (i) paid a civil penalty of $50 million, (ii) entered into a corrective action plan describing agreed-upon specific steps and standards for evaluating the parties' ongoing compliance with laws and regulations governing the issues identified in the examination, and (iii) agreed to pay a contingent fine in the event that the parties fail to satisfy certain terms of the corrective action plan. National Union and other AIG companies are also currently subject to civil litigation relating to the conduct of their accident and health business, and may be subject to additional litigation relating to the conduct of such business from time to time in the ordinary course. There can be no assurance that any regulatory action resulting from the issues identified will not have a material adverse effect on AIG's ongoing operations of the business subject to the agreement, or on similar business written by other AIG carriers.

   Caremark Litigation

   AIG, National Union Fire Insurance Company of Pittsburgh, Pa. and Chartis Specialty Insurance Company (f/k/a American International Specialty Lines Insurance Company) (collectively, the "AIG Defendants") have been named defendants in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. ("Caremark"). The plaintiffs in the second-filed action intervened in the first-filed action, and the second-filed action was dismissed. An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that AIG, its subsidiaries, and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage.

   The complaints filed by the plaintiffs and the intervenors request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression, assert that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement, that the claims are barred by the statute of limitations, and that the statute cannot be tolled in light of the public disclosure of the excess coverage. The plaintiffs and intervenors, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations.

   On August 15, 2012, the trial court entered an order granting plaintiffs' motion for class certification. AIG and the other defendants have appealed that order to the Alabama Supreme Court, and the case in the trial court will be stayed until that appeal is resolved. General discovery has not commenced and the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the litigation.

   Workers' Compensation Matters

   In February 2006, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice (DOJ), the Securities and Exchange Commission (SEC), the Office of the New York Attorney General (NYAG) and the New York State Department of Insurance
   (DOI). The settlements resolved investigations conducted by the SEC, NYAG and DOI in connection with the accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers' compensation premium taxes and other assessments. These settlements did not, however, resolve investigations by regulators from other states into insurance brokerage practices related to contingent commissions

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   and other broker-related conduct, such as alleged bid rigging. Nor did the settlements resolve any obligations that AIG may have to state guarantee funds in connection with any of these matters.

   As a result of these settlements, AIG made payments or placed amounts in escrow in 2006 totaling approximately $1.64 billion, $225 million of which represented fines and penalties. A portion of the total $1.64 billion originally placed in escrow was designated to satisfy certain regulatory and litigation liabilities related to workers' compensation premium reporting issues. The original workers' compensation escrow amount was approximately $338 million and was placed in an account established as part of the 2006 New York regulatory settlement and referred to as the Workers' Compensation Fund. Additional money was placed into escrow accounts as a result of subsequent litigation and regulatory settlements, bringing the total workers' compensation escrow amount to approximately $597 million. Approximately $147 million was released from the workers' compensation escrow accounts in satisfaction of fines, penalties and premium tax obligations, which were imposed pursuant to a December 17, 2010 regulatory settlement agreement relating to workers' compensation premium reporting issues that was deemed final and effective on May 29, 2012. Following this disbursement, approximately $450 million remains in escrow and is specifically designated to satisfy class action liabilities related to workers' compensation premium reporting issues.

   In April 2007, the National Association of Insurance Commissioners (the
   NAIC) formed a Settlement Review Working Group, directed by the State of Indiana, to review the Workers Compensation Residual Market Assessment portion of the settlement between AIG, the NYAG, and the NYDOI. In late 2007, the Settlement Review Working Group, under the direction of Indiana, Minnesota and Rhode Island, recommended that a multi-state targeted market conduct examination focusing on workers compensation insurance be commenced under the direction of the NAIC's Market Analysis Working Group. AIG was informed of the multi-state targeted market conduct examination in January 2008. The lead states in the multi-state examination were Delaware, Florida, Indiana, Massachusetts, Minnesota, New York, Pennsylvania and Rhode Island. All other states (and the District of Columbia) agreed to participate in the multi-state examination. The examination focused on legacy issues related to certain Chartis entities' writing and reporting of workers compensation insurance between 1985 and 1996.

   On December 17, 2010, AIG and the lead states reached an agreement to settle all regulatory liabilities arising out of the subjects of the multistate examination. The regulatory settlement agreement, which has been agreed to by all 50 states and the District of Columbia, includes, among other terms,
   (i) AIG's payment of $100 million in regulatory fines and penalties;
   (ii) AIG's payment of $46.5 million in outstanding premium taxes;
   (iii) AIG's agreement to enter into a compliance plan describing agreed-upon specific steps and standards for evaluating AIG's ongoing compliance with state regulators governing the setting of workers compensation insurance premium rates and the reporting of workers compensation premiums; and
   (iv) AIG's agreement to pay up to $150 million in contingent fines in the event that AIG fails to comply substantially with the compliance plan requirements. The $146.5 million in fines, penalties and premium taxes could be funded out of the Workers Compensation Fund, discussed above, to the extent that such monies had not already been used to fund a related class action settlement. The regulatory settlement was contingent upon and would not become effective until, among other events: (i) a final, court-approved settlement was reached in all the lawsuits pending in Illinois arising out of workers compensation premium reporting issues, including a putative class action, except that such settlement need not resolve claims between AIG and the Liberty Mutual Group in order for the regulatory settlement to become effective; and (ii) a settlement was reached and consummated between AIG and certain state insurance guaranty funds that may assert claims against AIG for underpayment of guaranty-fund assessments.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   AIG and the other parties to the regulatory settlement agreement subsequently agreed to waive the settlement contingency of a final settlement in the lawsuits, provided that such waiver would not become effective until AIG consummated a settlement with the state insurance guaranty associations. On May 29, 2012, AIG completed its $25 million settlement with the guaranty associations, and the regulatory settlement was deemed effective on that date. The $146.5 million in fines, penalties and premium taxes were then disbursed to the regulatory settlement recipients pursuant to the terms of the associated escrow agreement.

   On May 24, 2007, the National Council on Compensation Insurance (NCCI), on behalf of the participating members of the National Workers' Compensation Reinsurance Pool (the NWCRP), filed a lawsuit in the United States District Court for the Northern District of Illinois (the District Court) against AIG and certain subsidiaries (collectively, the "AIG Parties") with respect to the underpayment by AIG of its residual market assessments for workers' compensation insurance. The complaint alleged claims for violations of RICO, breach of contract, fraud and related state law claims arising out of our alleged underpayment of these assessments between 1970 and the present and sought damages purportedly in excess of $1 billion.

   On April 1, 2009, Safeco Insurance Company of America ("Safeco") and Ohio Casualty Insurance Company ("Ohio Casualty") filed a complaint in the District Court, on behalf of a purported class of all NWCRP participant members, against the AIG Parties with respect to the underpayment of their residual market assessments for workers' compensation insurance. The complaint was styled as an "alternative complaint," should the District Court grant the AIG Parties motion to dismiss the NCCI lawsuit for lack of subject-matter jurisdiction, which motion to dismiss was ultimately granted on August 23, 2009. The allegations in the class action complaint are substantially similar to those filed by the NWCRP.

   On February 28, 2012, the District Court entered a final order and judgment approving a class action settlement between the AIG Parties and a group of intervening plaintiffs, made up of seven participating members of the NWCRP, which would require the AIG Parties to pay $450 million to satisfy all liabilities to the class members arising out of the workers' compensation premium reporting issues, a portion of which would be funded out of the remaining amount held in the Workers' Compensation Fund. Liberty Mutual filed papers in opposition to approval of the proposed settlement and in opposition to certification of a settlement class, in which it alleged the AIG Parties' actual exposure, should the class action continue through judgment, to be in excess of $3 billion. The AIG Parties dispute this allegation. Liberty Mutual and its subsidiaries Safeco and Ohio Casualty subsequently appealed the District Court's final order and judgment to the United States Court of Appeals for the Seventh Circuit (the "Seventh Circuit"). On January 10, 2013, the AIG Parties and Liberty Mutual entered into a settlement under which Liberty Mutual, Safeco and Ohio Casualty agreed voluntarily to withdraw their appeals. In furtherance of such settlement, the AIG Parties, the Liberty Mutual parties and the settlement class plaintiffs submitted an agreed stipulation of dismissal to the Seventh Circuit. On March 25, 2013, the Seventh Circuit dismissed the appeal.

   The $450 million settlement amount, which is currently held in escrow pending administration of the class action settlement, was funded in part from the approximately $191 million remaining in the Workers' Compensation Fund. As of December 31, 2012, AIG had an accrued liability equal to the amounts payable under the settlement.

   South Carolina workers' compensation

   A purported class action was filed in South Carolina federal court on January 25, 2008 against AIG and certain subsidiaries (collectively, the "AIG Parties") on behalf of a class of employers that obtained workers

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   compensation insurance from Chartis companies and allegedly paid inflated premiums as a result of AIG's alleged underreporting of workers compensation premiums. On September 14, 2012, the court granted final approval of a settlement in which the defendants would pay $4 million. No appeals from that final approval order were filed, so the matter is now concluded.

   RICO Actions

   Commencing in 2004, policyholders brought multiple federal antitrust and Racketeer Influenced and Corrupt Organizations Act (RICO) class actions in jurisdictions across the nation against insurers and brokers, including AIG and a number of its subsidiaries, alleging that the insurers and brokers engaged in one or more broad conspiracies to allocate customers, steer business, and rig bids. These actions, including 24 complaints filed in different federal courts naming AIG or an AIG subsidiary as a defendant, were consolidated by the judicial panel on multi-district litigation and transferred to the United States District Court for the District of New Jersey (the "District of New Jersey") for coordinated pretrial proceedings. The consolidated actions proceeded in that Court in two parallel actions, In re Insurance Brokerage Antitrust Litigation (the "Commercial Complaint") and In re Employee Benefits Insurance Brokerage Antitrust Litigation (the "Employee Benefits Complaint", and, together with the Commercial Complaint, the "Multi-District Litigation").

   The plaintiffs in the Commercial Complaint were a group of corporations, individuals and public entities that contracted with the broker defendants for the provision of insurance brokerage services for a variety of insurance needs. The broker defendants were alleged to have placed insurance coverage on the plaintiffs' behalf with a number of insurance companies named as defendants, including certain AIG subsidiaries. The Commercial Complaint also named various brokers and other insurers as defendants. The Commercial Complaint alleged that defendants engaged in a number of overlapping "broker-centered" conspiracies to allocate customers through the payment of contingent commissions to brokers and through purported "bid-rigging" practices. It also alleged that the insurer and broker defendants participated in a "global" conspiracy not to disclose to policyholders the payment of contingent commissions. Plaintiffs asserted that the defendants violated the Sherman Antitrust Act, RICO, and the antitrust laws of 48 states and the District of Columbia, and were liable under common law breach of fiduciary duty and unjust enrichment theories. Plaintiffs sought treble damages plus interest and attorneys' fees as a result of the alleged RICO and Sherman Antitrust Act violations.

   The plaintiffs in the Employee Benefits Complaint were a group of individual employees and corporate and municipal employers alleging claims on behalf of two separate nationwide purported classes: an employee class and an employer class that acquired insurance products from the defendants from January 1, 1998 to December 31, 2004. The Employee Benefits Complaint named AIG and certain subsidiaries, as well as various other brokers and insurers, as defendants. The activities alleged in the Employee Benefits Complaint, with certain exceptions, tracked the allegations of customer allocation through steering and bid-rigging made in the Commercial Complaint.

   On August 16, 2010, the United States Court of Appeals for the Third Circuit (the Third Circuit) affirmed the dismissal of the Employee Benefits Complaint in its entirety, affirmed in part and vacated in part the District Court's dismissal of the Commercial Complaint, and remanded the case for further proceedings consistent with the opinion. On March 30, 2012, the District Court granted final approval of a settlement between AIG, certain AIG subsidiaries and certain other defendants on the one hand, and class plaintiffs on the other, which settled the claims asserted against those defendants in the Commercial Complaint. Pursuant to the settlement, AIG and certain AIG subsidiaries will pay approximately $7 million of a total aggregate settlement amount of

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   approximately $37 million. On April 27, 2012, notices of appeal of the District Court order granting final approval were filed in the Third Circuit. As of December 5, 2012, the Third Circuit had dismissed all appeals from the District Court order granting final approval of the settlement. On February 15, 2013, the District Court issued an order authorizing distribution of the settlement fund to the class members.

   A number of complaints making allegations similar to those in the Multi-District Litigation have been filed against AIG, certain AIG subsidiaries and other defendants in state and federal courts around the country. The defendants have thus far been successful in having the federal actions transferred to the District of New Jersey and consolidated into the Multi-District Litigation. Two consolidated actions naming AIG subsidiaries as defendants are still pending in the District of New Jersey. In the consolidated action The Heritage Corp. of South Florida v. National Union Fire Ins. Co. (Heritage), an individual plaintiff alleges damages "in excess of $75 thousand." Because the plaintiff has not actively pursued its claim since the settlement of the class action described in the preceding paragraph, the Company is unable to reasonably estimate the possible loss or range of losses, if any, arising from the Heritage litigation. The parties in Avery Dennison Corp. v. Marsh & McLennan Companies, Inc. (Avery), the other remaining consolidated action, entered into a settlement agreement on April 4, 2013.

   Finally, the AIG and certain AIG subsidiaries have settled the four state court actions filed in Florida, New Jersey, Texas, and Kansas state courts, where plaintiffs had made similar allegations as those asserted in the Multi-District Litigation.

   Other Proceedings

   AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial position or results of operation.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, reasonably estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an intercompany pooling arrangement. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

   Except as may have been otherwise noted above with respect to specific matters, the Company cannot predict the outcome of the matters described above, or reasonably estimate the potential costs related to these matters. In the opinion of management, except as may have been otherwise noted above with respect to specific matters, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial position, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

B. LEASES

   The Company is the lessee for the office space occupied by it and several affiliates under various non-cancelable operating lease agreements that expire through October 2023. The total lease expense was $103,113, $103,577 and

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)

   $103,403 in 2012, 2011 and 2010, respectively. These lease expenses are allocated to each affiliate based upon the percentage of space occupied and the Company's share of these transactions is allocated to it and other members of the Admitted Pool based upon their stated pool percentage.

   At January 1, 2013, the minimum aggregate annual rental commitments are as follows:

2013                                     $ 89,046
2014                                       86,533
2015                                       82,737
2016                                       82,058
2017                                       77,050
2018 and thereafter                       139,641
                                         --------
TOTAL MINIMUM LEASE PAYMENTS             $557,065
                                         ========

   Certain rental commitments have renewal options extending through the year 2035. Some of these renewals are subject to adjustments in future periods.

C. OTHER CONTINGENCIES

   In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity from third party or an affiliated AIG entity to fund future claim obligations. In the event the parties providing the annuity, on certain structured settlements, are not able to meet their obligations, the Company would be liable for the payments of benefits. As of December 31, 2012, the Company has not incurred a loss and there has been no default by any of the parties included in the transactions. Management believes that based on the financial strength of the parties involved in these structured settlements (mostly affiliates) the likelihood of a loss is remote.

   The estimated loss reserves eliminated by such structured settlement annuities and the present value of annuities due from all parties which the Company remains contingently liable amounted to $1,668,829 as of December 31, 2012. Also, as of December 31, 2012, the Company had the following amounts of annuities in excess of 1 percent of its policyholders' surplus due from the following life insurers:

                                                                                    Licensed in
Name of life insurer                                              Location Balances Pennsylvania
--------------------                                              -------- -------- ------------
American General Life Insurance Company                           Texas    $427,852     Yes
BMO Life Assurance Company                                        Canada    248,487     No
The United States Life Insurance Company in the City of New York  New York  927,698     Yes

   As part of the purchase agreement related to the acquisition of Mt. Mansfield from AIG, the Company may be obligated to pay a portion of future distributions of Mt. Mansfield. The Company has an accrued liability for its estimate of this contingent commitment as of December 31, 2012.

   As part of its private equity portfolio investment, as of December 31, 2012, the Company may be called upon for an additional capital investment of up to $196,870. The Company expects only a small portion of this portfolio will be called during 2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   The Company has issued guarantees whereby it unconditionally and irrevocably guaranteed all present and future obligations and liabilities arising from the policies of insurance issued by certain insurers who, as of the guarantee issue date, were members of the AIG holding company group. All guarantees were provided in order to secure or maintain the guaranteed companies' rating status issued by certain rating agencies. The Company would be required to perform under the guarantee in the event that guaranteed entities failed to make payments under the policies of insurance issued during the period of the guarantee. For guarantees that have been terminated, the Company remains contingently liable for all policyholder obligations associated with insurance policies issued by the guaranteed entities during the period in which the guarantee was in force.

   The Company has not been required to perform under any of the guarantees that it had issued.

   Each guaranteed entity has reported total assets in excess of its liabilities and the majority have invested assets in excess of their direct (prior to reinsurance) policyholder liabilities. Additionally, the Company is party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the Company's place and stead. Furthermore, for any former affiliate that has been sold, the purchaser has provided the Company with hold harmless agreements relative to the guarantee of the divested affiliate. Accordingly, management believes that the likelihood of payment under any of the guarantees is remote.

   The following schedule sets forth the effective and termination dates of each guarantee, the amount of direct policyholder obligations guaranteed, the invested assets and policyholder surplus for each guaranteed entity as of December 31, 2012:

                                                                         POLICYHOLDER                  ESTIMATED  POLICYHOLDERS'
                                                       DATE      DATE    OBLIGATIONS @ INVESTED ASSETS   LOSS @     SURPLUS @
GUARANTEED COMPANY                                    ISSUED  TERMINATED  12/31/2012    @ 12/31/2012   12/31/2012   12/31/2012
------------------                                   -------- ---------- ------------- --------------- ---------- --------------
AHICO First American-Hungarian
  Insurance Company                           ***     9/15/98   1/30/09   $   155,634   $    208,573      $--      $    60,545
American General Life Insurance Company
  of Delaware (f/k/a AIG Life Insurance
  Company)                                            7/13/98  12/29/06     8,000,829    146,599,363       --       11,514,485
American International Assurance Company
  (Bermuda) Limited                                   8/23/99   1/31/08    21,647,000     41,595,000       --        3,108,000
American International Life Assurance
  Company of New York                         +       7/13/98   4/30/10     5,572,204     24,001,788       --        1,878,325
Chartis Excess Limited (f/k/a AIG Excess
  Liability Insurance International Limited)          5/28/98               2,092,208        670,947       --          457,407
AIG Insurance Company-Puerto Rico (f/k/a
  Chartis Insurance Company-Puerto Rico)              11/5/97  12/31/09        68,339        140,775       --          140,152
Chartis Insurance Ireland Limited (f/k/a AIG
  Europe (Ireland) Limited)                   ++++   12/15/97   1/31/12       605,353        320,375       --          174,196
Chartis Select Insurance Company (f/k/a
  AIG Excess Liability Insurance Company,
  Ltd.)                                       ++      7/29/98   4/30/12         1,465     22,594,457       --        7,925,575
Chartis Ukraine Insurance Company (f/k/a
  AIG Ukraine) (rating withdrawn 2/13/03)             10/1/00  10/31/12         3,179             --       --            6,225
CJSC AIG Life Insurance Company (Russia)
  (f/k/a AIG Russia Insurance Company
  ZAO)                                        ***     9/15/98   1/30/09       411,627        590,082       --          181,410
First American Czech Insurance Company,
  A.S.                                        ***     9/15/98   1/30/09       559,160        587,833       --           83,557
La Meridional Compania Argentina de
  Seguros S.A.                                         1/6/98                 238,051         89,357       --           30,388
21st Century Security Insurance Company
  (f/k/a New Hampshire Indemnity
  Company, Inc.)                                     12/15/97   8/31/09        19,119        194,305       --          184,224
                                                                          -----------   ------------      ---      -----------
Total guarantees                                                          $39,374,168   $237,592,855       --      $25,744,489
                                                                          ===========   ============      ===      ===========

*** These insurers were purchased by MetLife, Inc. on November 1, 2010. In connection with the sale, MetLife, Inc. provided the Company with a hold harmless agreement with respect to its obligations under these guarantees.
+ American International Life Assurance Company of New York (AI Life) was merged into The United States Life Insurance Company of the City of New York (US Life) effective December 31, 2010. The policyholder obligations disclosed represent those of AI Life. Invested assets and policyholders' surplus disclosed represent the amount reported by US Life.
++ Chartis Select Insurance Company merged into Lexington Insurance Company effective January 1, 2012. The policyholder obligations disclosed represent those of the guaranteed entity as of December 31, 2012. Invested assets and policyholders' surplus disclosed represent the amount reported by Lexington Insurance Company as of December 31, 2012.
++++ The guaranteed company merged into AIG Europe Limited (f/k/a Chartis
     Europe Limited) effective December 1, 2012. The policyholder obligations, invested assets and policyholder surplus disclosed represent those of the guaranteed entity as of November 30, 2012.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. FEDERAL HOME LOAN BANK (FHLB) AGREEMENTS

   As of March 23, 2012, the Company became a member of the Federal Home Loan Bank of Pittsburgh (FHLB). Such membership requires the Company to own stock in this FHLB. The Company owned FHLB stock with an aggregate value of $7,359 of stock in the FHLB at December 31, 2012. To the extent that the Company borrows from the FHLB, its ownership interest in the stock of the FHLB, together with other assets necessary to collateralize the amount borrowed, will be pledged to the FHLB. At December 31, 2012, the Company has not drawn any loans or pledged any securities associated with advances from the FHLB. The table below indicates the amount of FHLB stock purchased, collateral pledged, assets and liabilities related to the agreement with FHLB:

                                                           As of
                                                     December 31, 2012
                                                     -----------------
FHLB stock purchased/owned as part of the agreement      $  7,359
Collateral pledged to the FHLB                                 --
Borrowing capacity currently available                    921,100

NOTE 12 - OTHER SIGNIFICANT MATTERS

A. OTHER ADMITTED ASSETS

   As of December 31, 2012 and 2011, other admitted assets as reported in the accompanying Statements of Admitted Assets were comprised of the following balances:

OTHER ADMITTED ASSETS                         2012       2011
---------------------                      ---------  ---------
Allowance provision                        $(173,756) $(109,446)
Deposit accounting assets                      4,056          4
Gurananty funds receivable and on deposit      9,012     10,567
Loss funds on deposit                         44,162     45,227
Paid loss clearing                           348,652    370,803
Retroactive reinsurance recoverable            1,355      1,467
Other assets                                  94,469     76,259
                                           ---------  ---------
   TOTAL OTHER ADMITTED ASSETS             $ 327,950  $ 394,881
                                           =========  =========

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


   Guaranty funds receivable represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

   As of December 31, 2012 and 2011, the Company's liability for insolvency assessments, workers' compensation second injury and miscellaneous other assessments amounted to $189,231 and $145,746, respectively, with related assets for premium tax credits of $9,012 and $10,567, respectively. Of the amount accrued, the Company expects to pay approximately $111,685 for insolvency assessments, workers' compensation second injury and miscellaneous assessments during the next year and $68,525 in future periods. In addition, the Company anticipates it will realize $5,874 of premium tax offset credits and the associated liability in years two through five. The remaining $3,147 will be realized between years six through ten. A reconciliation of assets recognized from paid and accrued premium tax offsets as of December 31, 2012 is set forth below:

Assets recognized from paid and accrued premium tax offsets and policy
  surcharges prior year-end                                             $10,567
Decreases current year:
   Guaranty fund refunds                                                    349
   Premium tax offset applied                                             1,691
   Premium tax offset charge off                                            686
Increases current year:
   Premium tax offset paid                                                1,171
                                                                        -------
Assets recognized from paid and accrued premium tax offsets and policy
  surcharges current year-end                                           $ 9,012
                                                                        =======

   The Company routinely assesses the collectability of its receivable balances for potentially uncollectible premiums receivable due from agents and reinsurance recoverable balances. In connection therewith, as of December 31, 2012 and 2011, the Company had established an allowance for doubtful accounts of $173,756 and $109,446, respectively, which was reported as a contra asset within Other Admitted Assets in the accompanying Statements of Admitted Assets.

   During 2012, 2011 and 2010, the Company recorded $(60,217), $(17,105), and
   $22,205 respectively, for allowance for doubtful accounts to Net Gain/(Loss) from Agents' Balances Charged-off in the accompanying Statements of Operations.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


B. OTHER LIABILITIES

   As of December 31, 2012 and 2011, other liabilities as reported in the accompanying Statements of Liabilities, Capital and Surplus were comprised of the following balances:

OTHER LIABILITIES                                                              2012      2011
-----------------                                                            --------  --------
Accrued retrospective premiums                                               $ 52,388  $ 68,065
Amounts withheld or retained by company for account of others                   3,351     4,716
Deferred commission earnings                                                    8,285     4,392
Deposit accounting liabilities                                                 91,462   103,048
Deposit accounting liabilities-funds held                                      18,980     5,117
Remittances and items not allocated                                            36,071    26,252
Retroactive reinsurance payable                                                    87       372
Retroactive reinsurance reserves-ceded                                         (5,903)     (949)
Servicing carrier liability                                                     6,015     7,314
Escrow funds (NICO)                                                            24,012    27,120
Other legal contingencies                                                          --    55,536
Other liabilities, includes suspense accounts, expense account balances and
  certain accruals                                                            247,333   141,428
                                                                             --------  --------
   TOTAL OTHER LIABILITIES                                                   $482,081  $442,411
                                                                             ========  ========

   On March 28, 2012, the balances reported as other legal contingencies were transferred to the parent company and recorded a deemed capital contribution in accordance with SSAP No. 72, Surplus and Quasi-reorganizations (SSAP 72).

   NICO funds third party reinsurance recoverable on behalf of AIG Reinsureds. AIG PC reports the balances collected and due to NICO as Escrow funds.

C. OTHER INCOME (EXPENSES)

   For the years ended December 31, 2012, 2011 and 2010, other income (expenses) as reported in the accompanying Statements of Income and Changes in Capital and Surplus were comprised for the following balances:

 OTHER (EXPENSES) INCOME                            2012      2011      2010
 -----------------------                          --------  --------  -------
 Other income                                     $ 31,860  $  8,865  $35,046
 Fee income on deposit programs                      7,010     6,571    8,496
 Equities and deposits in pools and associations        41        --     (737)
 Interest expense on reinsurance program           (41,738)  (53,980)      --
                                                  --------  --------  -------
    TOTAL OTHER (EXPENSES) INCOME                 $ (2,827) $(38,544) $42,805
                                                  ========  ========  =======

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


D. NON-CASH ITEMS

   For the years ended December 31, 2012, 2011 and 2010, the amounts reported in the Statements of Cash Flow are net of the following non-cash items:

NON-CASH TRANSACTIONS                     2012        2011      2010
---------------------                  ----------  ---------  --------
CAPITAL CONTRIBUTION:
   Acquisition of Lexington            $2,230,538  $      --  $     --
   Acquisition of Specialty               255,998         --        --
   Disposal of Select                    (442,228)        --        --
   Other                                   57,116     14,148   774,479
DIVIDENDS TO PARENT:
   Securities                             876,104         --   113,723
   Other                                   25,998     36,346        --
LOSS PORTFOLIO TRANSFER:
   Premiums collected                       8,533         --        --
   Benefit and loss related payments       61,627    927,266        --
   Funds held                             (70,160)  (927,266)       --

NOTE 13 - SUBSEQUENT EVENTS

Subsequent events have been considered through April 22, 2013 for the statutory statement issued on April 26, 2013.

Type I - Recognized Subsequent Events:

None noted.

Type II - Nonrecognized Subsequent Events:

On January 9, 2013 AIG announced that it has entered into a reinsurance transaction with Compass Re Ltd., which will provide $400,000 of peak-zone protection against U.S. hurricanes and earthquakes. To fund its potential obligations to AIG, Compass Re Ltd. issued a $400,000 catastrophe bond in a single tranche. The transaction closed on December 27, 2012 and provides AIG with fully collateralized coverage against the losses described above on a per-occurrence basis (under a reinsurance agreement related to the notes) through December 2014 using an index trigger with state-specific payment factors. With this transaction, AIG has sponsored $1,850,000 in catastrophe bonds over the past three years.

On January 31, 2013, Lexington's Board of Directors declared an extraordinary dividend of $500,000 to the Company. The payment of the dividend was approved by the DE DOI on March 22, 2013. The dividend was paid on March 26, 2013.

On January 31, 2013, the Company's Board of Directors approved a distribution of the Company's 100% ownership interest of Lexington and Chartis Specialty to AIG Property Casualty U.S. Inc. This transaction was approved by the Delaware, Pennsylvania and Illinois Insurance Departments. The distribution was made on March 31,2013.

           NATIONAL UNION FIRE INSURANCE COMPANY OF PITTSBURGH, PA.

                 NOTES TO STATUTORY BASIS FINANCIAL STATEMENTS

  AS OF DECEMBER 31, 2012 AND 2011 AND FOR THE YEARS ENDED DECEMBER 31, 2012,
                                 2011 AND 2010

                            (DOLLARS IN THOUSANDS)


On February 20, 2013, the 2012 AIG CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC. As a result, effective February 20, 2013, the SMP decreased from 350 percent to 325 percent. On that same date, the AIG PC CMA was amended to exclude net admitted deferred tax assets from the calculation of TAC and the Individual Entity Minimum Percentage was reduced from 300 percent to 275 percent. Refer to Note 5 for additional information.

Effective May 31, 2013, the members and nominees of Chartis Overseas Association intend to terminate an old and put into place a new reinsurance structure that will result in certain Japan business currently assumed by the Association members to instead be assumed by the Company acting in its capacity as the lead member of the Admitted Pool. This will support AIG PC's efforts to reduce the business in American International Overseas, Ltd.; redirect reinsurance to the Admitted Pool companies in order to centralize and leverage capital; simplify AIG PC's intercompany reinsurance structure consistent with regulatory commitments.

                           PART C: OTHER INFORMATION

ITEM 26. EXHIBITS

(a)  Board of Directors Resolution.

     (1) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (1)

     (2) Certificate of Resolution for AIG Life Insurance Company pursuant to the Board of Directors' meeting dated September 12, 1995, amending in its entirety the resolution previously passed by the Board of Directors on June 5, 1986, authorizing the establishment of separate accounts for the issuance and sale of variable life insurance contracts and variable and fixed annuity contracts. (3)

     (3) AIG Life Insurance Company Unanimous Consent of the Board of Directors in Lieu of a Meeting dated December 7, 2009, changing the name of the Company from AIG Life Insurance Company to American General Life Insurance Company of Delaware, and resolving to amend all corporate documents as necessary and to execute and deliver all certificates, documents and instruments to carry out the resolutions.
          (11)

     (4) Section 5, the "Governing Law and Name of Surviving Corp." of the Agreement and Plan of Merger. (21)

(b)  Custodian Agreements. Inapplicable

(c)  Underwriting Contracts.

     (1) Specimen form of Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, dated October 1, 2002. (21)

     (2) Form of Schedule A-1 as of January 2, 2013 to Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, dated October 1, 2002. (21)

     (3) Form of Selling Group Agreement - Servicing Only by and among American General Equity Services Corporation, American General Life Insurance Company, Selling Group Member and Associated Agency. (21)

(d)  Contracts.

     (1) Form of Group Flexible Premium Variable Life Insurance Policy - Non-Participating, Form No. 11GVULD997. (2)

     (2) Form of Group Flexible Premium Variable Life Insurance Certificate, Form No. 16GVULD997. (2)

     (3) Specimen Form of Merger Endorsement for owners and participants residing in Delaware. (21)

(e)  Applications.

     (1) Form of Application for Group Flexible Premium Variable Life Insurance Policy, Form No. 14COLI400. (21)

     (2) Form of Supplemental Application for Life Insurance, Form No. 14GVSUP997. (Filed herewith)

     (3)  Form of Subaccount Transfer Request Form. (Filed herewith)

     (4)  Form of Premium Allocation Form. (Filed herewith)

     (5)  Form of Loan/Surrender Request Form. (Filed herewith)

     (6)  Form of Dollar Cost Averaging Request Form. (Filed herewith)

     (7)  Form of Change Request form. (5)

     (8)  Form of Reallocation and Rebalancing Request Form. (Filed herewith)

     (9)  Form of Automatic Rebalancing Request. (Filed herewith)

(f)  Depositor's Certificate of Incorporation and By-Laws.

     (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (15)

     (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (16)

     (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (17)

(g)  Reinsurance Contracts.

     (1) Reinsurance Agreement between AIG Life & Swiss Re Life & Health America Inc. (21)

     (2) Form of Letter to Reinsurers regarding the Merger of American General Life Insurance Company of Delaware. (21)

(h)  Participation Agreements.

     (1)(a) Form of Participation Agreement by and among AIM Variable Insurance Funds, Inc., AIG Life Insurance Company and AIG Equity Sales Corp. (12)

     (1)(b) Form of Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, AIG Life Insurance Company and AIG Equity Sales Corp., effective April 30, 2010. (12)

     (1)(c) Administrative Services Agreement between AIG Life Insurance Company and AI M Advisors, Inc. (12)

     (2)(a) Form of Participation Agreement among Alliance Variable Products Series Fund, Inc., Alliance Fund Distributors, Inc. and AIG Life Insurance Company dated May 1, 1995. (5)

     (2)(b) Form of Amendment to Participation Agreement among Alliance Variable Products Series Fund, Inc. and AIG Life Insurance Company dated July 30, 1999. (5)

     (2)(c) Form of Agreement between Alliance Capital Management, L.P. and AIG Life Insurance Company. (21)

     (3)(a) Form of Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company.
              (6)

     (3)(b) Form of Amendment No. 1 to Shareholder Services Agreement by and between American Century Investment Services, Inc. and AIG Life Insurance Company, effective January 1, 2001. (6)

     (4)(a) Form of Amended and Restated Fund Participation Agreement among BlackRock Variable Series Funds, Inc., American General Life Insurance Company and American General Life Insurance Company of Delaware. (21)

     (4)(b) Form of Amended and Restated Administrative Services Agreement between BlackRock Advisors, LLC, American General Life Insurance Company and American General Life Insurance Company of Delaware.
              (21)

     (5)(a) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and American General Life Insurance Company of Delaware dated April 27, 2012. (21)

     (5)(b) Form of Amended and Restated Service Contract among Fidelity Variable Insurance Products Funds, American General Life Insurance Company, American General Life Insurance Company of Delaware and The United States Life Insurance Company in the City of New York effective May 1, 2012. (21)

     (6)(a) Form of Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (6)

     (6)(b) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 1, 2001. (6)

     (6)(c) Form of Amendment to Participation Agreement by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company, effective May 3, 2004. (7)

     (6)(d) Form of Amendment No. 3 to Participation Agreement as of March 31, 2006 by and between Franklin Templeton Products Trust, Franklin Templeton Distributors, Inc. and AIG Life Insurance Company. (8)

     (6)(e) Form of Amendment No. 5 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust Franklin/Templeton Distributors, Inc., AIG Life Insurance Company and American General Equity Services Corporation, dated as of March 1, 2009. (10)

     (6)(f) Form of Amendment No. 6 to Participation Agreement by and between Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company) and American General Equity Services Corporation. (21)

     (6)(g) Form of Amended and Restated Administrative Services Agreement by and between Franklin Templeton Services, LLC and AIG Life Insurance Company. (10)

     (6)(h) Form of Amendment No. 1 to Amended and Restated Administrative Services Agreement between Franklin Templeton Services, LLC and American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company). (21)

     (7)(a) Form of Participation Agreement by and among Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co., and AIG Life Insurance Company. (10)

     (8)(a) Fund Participation Agreement by and among American General Life Insurance Company and JPMorgan Insurance Trust effective as of April 24, 2009. (21)

     (8)(b) Form of Amendment No. 1 to Fund Participation Agreement by and among American General Life Insurance Company and JPMorgan Insurance Trust effective January 1, 2013. (21)

     (9)(a) Form of Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc., Miller Anderson & Sherrerd, LLP and AIG Life Insurance Company. (4)

     (9)(b) Form of Amendment to Participation Agreement among The Universal Institutional Funds, Inc. (formerly Morgan Stanley Universal Funds, Inc.), Morgan Stanley Investment Management Inc. (formerly Morgan Stanley Asset Management Inc.), Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd, LLP) and AIG Life Insurance Company, dated October 1, 2001. (5)

     (9)(c) Letter Agreement between American General Life Insurance Company of Delaware, Morgan Stanley Investment Management, Inc. (formerly Morgan Stanley Dean Witter Investment Management Inc.) and Morgan Stanley Investments LP (formerly Miller Anderson & Sherrerd,
              LLP). (21)

     (10)(a) Form of Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (7)

     (10)(b) Form of Amendment to Fund Participation Agreement by and among Neuberger & Berman Advisers Management Trust, Advisers Managers Trust, Neuberger & Berman Management Incorporated and AIG Life Insurance Company. (7)

     (11)(a) Form of Participation Agreement by and among PIMCO Variable Insurance Trust, PIMCO Funds Distributors LLC and AIG Life Insurance Company. (6)

     (11)(b) Form of Novation of and Amendment to Participation Agreement by and among Allianz Global Investors Distributors LLC, PIMCO Investments LLC, PIMCO Variable Insurance Trust, The United States Life Insurance Company in the City of New York, as successor to American International Life Assurance Company of New York, American General Life Insurance Company and American General Life Insurance Company of Delaware. (20)

     (11)(c) Form of PIMCO Variable Insurance Trust Services Agreement between PIMCO Variable Insurance Trust and American General Life Insurance Company of Delaware. (21)

     (11)(d) Form of Services Agreement between Pacific Investment Management Company and American General Life Insurance Company of Delaware.
              (21)

     (12)(a) Form of Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (5)

     (12)(b) Form of Amendment No. 1 to Participation Agreement by and between VALIC Company I, The Variable Annuity Life Insurance Company and AIG Life Insurance Company. (5)

     (13)(a) Form of Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and AIG Life Insurance Company. (6)

     (14)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AIM and AIG Life Insurance Company. (12)

     (15)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between AllianceBernstein and AIG Life Insurance Company. (9)

     (16)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between American Century and AIG Life Insurance Company. (9)

     (17)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Fidelity and AIG Life Insurance Company. (9)

     (18)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and AIG Life Insurance Company (9)

     (18)(b) Form of SEC Rule 22c-2 Information Sharing Agreement between Franklin Templeton and American General Life Insurance Company of Delaware (formerly AIG Life Insurance Company). (21)

     (19)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Goldman Sachs and AIG Life Insurance Company. (9)

     (20)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between JPMorgan Insurance Trust and AIG Life Insurance Company. (11)

     (21)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Merrill Lynch (BlackRock) and AIG Life Insurance Company. (9)

     (22)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Neuberger Berman and AIG Life Insurance Company. (9)

     (23)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between PIMCO and AIG Life Insurance Company. (9)

     (24)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between UIF Morgan Stanley and AIG Life Insurance Company. (9)

     (25)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between VALIC and AIG Life Insurance Company. (9)

     (26)(a) Form of SEC Rule 22c-2 Information Sharing Agreement between Vanguard and AIG Life Insurance Company. (9)

     (27)(a) Form of Consents to Assignment of Fund Participation and other Agreements. (21)

(i)  Administrative Contracts.

     (1) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (18)

     (2) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (18)

     (3) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (18)

     (4) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (18)

     (5) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (18)

     (6) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (18)

     (7) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective May 1, 2004. (14)

(j)  Other Material Contracts.

     (1) General Guarantee Agreement from National Union Fire Insurance Company of Pittsburgh, Pa. on behalf of AIG Life Insurance Company.
          (21)

     (2) Notice of Termination of Guarantee as Published in the Wall Street Journal on November 24, 2006. (21)

     (3) Notice of Termination of AIG Support Agreement between American General Life Insurance Company of Delaware and American International Group, Inc., including a copy of the agreement attached to such Notice as Exhibit I. (21)

     (4) Unconditional Capital Maintenance Agreement between American International Group, Inc. and American General Life Insurance Company. (19)

     (5)  Specimen form of Agreement and Plan of Merger. (21)

(k)  Legal Opinions.

     (1)  Opinion of Counsel and Consent of Depositor. (21)

(l)  Actuarial Opinions. Not applicable.

(m)  Calculation.      None

(n)  Other Opinions.

     (1)  Consents. (Filed herewith)

(o)  Omitted Financial Statements.      None

(p)  Initial Capital Agreements.      None

(q)  Redeemability Exemption.

     (1) Description of American General Life Insurance Company 's Issuance, Transfer and Redemption Procedures for Executive Advantage Variable Universal Life

          Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013. (Filed herewith)

(r)  Powers of Attorney.

     (1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa. (Filed herewith)

     (2) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of American General Life Insurance Company. (22)
---------------------

(1) Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 033-90684) of Variable Account II of AIG Life Insurance Company filed on October 27, 1998.

(2) Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on March 13, 1998.

(3) Incorporated by reference to Post-Effective Amendment No. 9 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on February 7, 2003.

(4) Incorporated by reference to Post-Effective Amendment No. 2 to Form N-4 Registration Statement (File No. 333-36260) of Variable Account I of AIG Life Insurance Company filed on December 28, 2001.

(5) Incorporated by reference to Post-Effective Amendment No. 10 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on April 25, 2003.

(6) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on June 16, 2003.

(7) Incorporated by reference to Post-Effective Amendment No. 13 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 2, 2005.

(8) Incorporated by reference to Post-Effective Amendment No. 17 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2006.

(9) Incorporated by reference to Post-Effective Amendment No. 20 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2007.

(10) Incorporated by reference to Post-Effective Amendment No. 22 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of AIG Life Insurance Company filed on May 1, 2009.

(11) Incorporated by reference to Post-Effective Amendment No. 23 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 3, 2010.

(12) Incorporated by reference to Post-Effective Amendment No. 26 to Form N-6 Registration Statement (File No. 333-34199) of Variable Account II of American General Life Insurance Company of Delaware (f/k/a AIG Life Insurance Company) filed on May 2, 2011.

(13) N/A

(14) Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(15) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(16) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(17) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(18) Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(19) Incorporated by reference to Post-Effective Amendment No. 3 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2011.

(20) Incorporated by reference to Post-Effective Amendment No. 27 to Form N-6 Registration Statement (File No. 333-34199 of American General Life Insurance Company Separate Account VL-R filed on April 30, 2012.

(21) Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-185761) of American General Life Insurance Company Separate Account II filed on December 31, 2012.

(22) Incorporated by reference to Post-Effective Amendment No. 5 to Form N-6 Registration Statement (File No. 333-151576) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2013.

ITEM 27.DIRECTORS AND OFFICERS OF THE DEPOSITOR

The directors and principal officers of the Company are set forth below. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAMES POSITIONS AND OFFICES HELD WITH DEPOSITOR

Jay S. Wintrob (2)        Director, Chairman, President and Chief Executive
                          Officer
Bruce R. Abrams           Director and President - Fixed Annuities
Thomas J. Diemer          Director, Senior Vice President and Chief Risk
                          Officer
Jeffrey M. Farber (5)     Director
Mary Jane B. Fortin       Director, Executive Vice President and Chief
                          Financial Officer
Deborah A. Gero (2)       Director, Senior Vice President and Chief
                          Investment Officer
Jana W. Greer (3)         Director and President - Retirement Income
                          Solutions
Stephen A. Maginn (3)     Director, Senior Vice President and Chief
                          Distribution Officer
James A. Mallon           Director and President - Life and Accident &
                          Health
Jonathan J. Novak (2)     Director and President - Institutional Markets
Curtis W. Olson (1)       Director and President - Group Benefits
Robert M. Beuerlein       Senior Vice President and Chief and Appointed
                          Actuary
Randall W. Epright        Senior Vice President and Chief Information
                          Officer
Christine A. Nixon (2)    Senior Vice President and Chief Legal Officer
Tim W. Still              Senior Vice President and Chief Operations Officer
Steven D. Anderson        Vice President and Controller
Jim A. Coppedge           Vice President and Assistant Secretary
Julie Cotton Hearne       Vice President and Secretary
David H. den Boer         Vice President and Chief Compliance Officer
John B. Deremo            Vice President, Distribution
William T. Devanney, Jr.  Vice President and Tax Officer
Gavin D. Friedman (2)     Vice President and Litigation Officer
Leo W. Grace              Vice President, Product Filings
Tracy E. Harris           Vice President, Product Filings
Mallary L. Reznik (2)     Vice President and Assistant Secretary
T. Clay Spires            Vice President and Tax Officer
Michael E. Treske         Vice President, Distribution
William C. Wolfe          Vice President and Treasurer
Manda Ghaferi (2)         Vice President
David S. Jorgensen        Vice President
Melissa H. Cozart         Privacy Officer

Craig M. Long          Anti-Money Laundering and Office of Foreign Asset
                       Control Officer
David J. Kumatz (4)    Assistant Secretary
Virginia N. Puzon (2)  Assistant Secretary
Larry E. Blews         38a-1 Compliance Officer

(1)  3600 Route 66, Neptune, NJ 07753
(2)  1 SunAmerica Center, 1999 Avenue of the Stars, Los Angeles, CA 90067
(3)  21650 Oxnard Street, Woodland Hills, CA 91367
(4)  200 American General Way, Brentwood, TN 37027
(5)  1 New York Plaza, New York, NY 10004

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. An organizational chart for American International Group, Inc. can be found as Exhibit 21 in American International Group, Inc.'s Form 10-K, SEC file Number 001-08787, accession number 0001047469-13-001390, filed
February 21, 2013. Exhibit 21 is incorporated herein by reference.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

ITEM 29. INDEMNIFICATION

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

AMERICAN GENERAL LIFE INSURANCE COMPANY

To the full extent authorized by law, the corporation shall indemnify any person made, or threatened to be made, a party to an action or proceeding, whether criminal or civil, by reason of the fact that he, his testator or intestate is or was a director or officer of the corporation or serves or served in any capacity in any other corporation at the request of the corporation. Nothing contained herein shall affect any rights to indemnification to which corporate personnel other than directors and officers may be entitled by contract or otherwise under law.

ITEM 30. PRINCIPAL UNDERWRITERS

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for the following investment companies:

AMERICAN GENERAL LIFE INSURANCE COMPANY
Separate Account A
Separate Account D
Separate Account VA-1
Separate Account VA-2
Separate Account VL-R
Separate Account VUL
Separate Account VUL-2
Separate Account I

THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK
Separate Account USL VA-R
Separate Account USL VL-R
Separate Account USL A
Separate Account USL B

(b) Management.

The following information is provided for each director and officer of the principal underwriter. The business address of each officer and director is 2919 Allen Parkway, Houston, Texas 77019, unless otherwise noted.

NAME AND PRINCIPAL   POSITIONS AND OFFICES WITH UNDERWRITER
BUSINESS ADDRESS     AMERICAN GENERAL EQUITY SERVICES CORPORATION
------------------   --------------------------------------------
Mary Jane B. Fortin  Director and Chairman
Erik A. Baden        Director
John Gatesman        Director, President and Chief Executive Officer
Kyle L. Jennings     Executive Vice President, General Counsel and Secretary
Thomas Clay Spires   Vice President and Tax Officer
Larry Blews          Vice President and Chief Compliance Officer
Lauren W. Jones      Chief Counsel - Business Lines and Assistant Secretary
John J. Reiner       Treasurer and Controller
Barbara J. Moore     Assistant Tax Officer
Becky Strom          Vice President, Chief Privacy Officer and Anti-Money
                     Laundering Officer

(c) Compensation From the Registrant.

                                        COMPENSATION ON
                                        EVENTS
                          NET           OCCASIONING THE
                          UNDERWRITING  DEDUCTION OF A  BROKERAGE
NAME OF PRINCIPAL         DISCOUNTS AND DEFERRED SALES  COMMISSION OTHER
UNDERWRITER               COMMISSIONS   LOAD            S          COMPENSATION
American General Equity         0              0            0           0
Services Corporation

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at 405 King Street, 4th Floor, Wilmington, Delaware 19801-3722.

ITEM 32. MANAGEMENT SERVICES       Inapplicable

ITEM 33. FEE REPRESENTATION

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

UNDERTAKINGS OF THE DEPOSITOR

(A) National Union Guarantee

During any time there are insurance obligations outstanding and covered by the guarantee issued by National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union Guarantee Period"), filed as an exhibit to this Registration Statement (the "National Union Guarantee"), the Depositor hereby undertakes to provide notice to policy owners covered by the National Union Guarantee promptly after the happening of significant events related to the National Union Guarantee.

These significant events include: (i) termination of the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; (ii) a default under the National Union Guarantee that has a material adverse effect on the policy owner's rights under the National Union Guarantee; or (iii) the insolvency of National Union Fire Insurance Company of Pittsburgh, Pa. ("National Union").

Depositor hereby undertakes during the National Union Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the current annual audited statutory financial statements of National Union in the Registration Statement are updated to be as of a date not more than 16 months prior to the effective date of this Registration Statement, and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of National Union regarding such financial statements.

During the National Union Guarantee Period, the Depositor hereby undertakes to include in the prospectuses to policy owners, an offer to supply the annual audited statutory financial statements of National Union, free of charge upon a policy owner's request.

As of December 29, 2006 at 4:00 p.m. Eastern time (the "Point of Termination"), the National Union Guarantee was terminated for prospectively issued Policies. The National Union Guarantee will not cover any Policies with a date of issue later than the Point of Termination. The National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination until all insurance obligations under such Policies are satisfied in full.

Effective December 31, 2012, American General Life Insurance Company of Delaware, an affiliate of American General Life Insurance Company, merged with and into American General Life Insurance Company. Texas law provides for the continuation of guarantees for policies and other contracts and certificates issued prior to a merger. Therefore, the National Union Guarantee will continue to cover Policies with a date of issue earlier than the Point of Termination.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Separate Account II of American General Life Insurance Company, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 29th day of April, 2013.

                                    SEPARATE ACCOUNT II OF AMERICAN GENERAL
                                    LIFE INSURANCE COMPANY
                                    (Registrant)

                               BY:  AMERICAN GENERAL LIFE INSURANCE COMPANY
                                    (On behalf of the Registrant and itself)

                               BY:  MARY JANE B. FORTIN
                                    --------------------------
                                    MARY JANE B. FORTIN
                                    EXECUTIVE VICE PRESIDENT
                                      AND CHIEF FINANCIAL OFFICER

                                    AGL - 1

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons, on behalf of the Registrant and Depositor, in the capacities and on the dates indicated.

SIGNATURE                              TITLE                    DATE
---------                              -----                    ----
*JAY S. WINTROB
--------------------    Director, Chairman, President and
JAY S. WINTROB          Chief Executive Officer                 April 29, 2013

*BRUCE R. ABRAMS
--------------------    Director and President - Fixed
BRUCE R. ABRAMS         Annuities                               April 29, 2013

*THOMAS J. DIEMER
--------------------    Director, Senior Vice President and
THOMAS J. DIEMER        Chief Risk Officer                      April 29, 2013

*JEFFREY M. FARBER
--------------------    Director
JEFFREY M. FARBER                                               April 29, 2013

MARY JANE B. FORTIN
--------------------    Director, Executive Vice President
*MARY JANE B. FORTIN    and Chief Financial Officer             April 29, 2013

--------------------    Director, Senior Vice President and
DEBORAH A. GERO         Chief Investment Officer                April   , 2013

*JANA W. GREER
--------------------    Director and President - Retirement
JANA W. GREER           Income Solutions                        April 29, 2013

*STEPHEN A. MAGINN
--------------------    Director, Senior Vice President and
STEPHEN A. MAGINN       Chief Distribution Officer              April 29, 2013

*JAMES A. MALLON
--------------------    Director and President - Life and
JAMES A. MALLON         Accident & Health                       April 29, 2013

*JONATHAN J. NOVAK      Director and President -
--------------------    Institutional Markets
JONATHAN J. NOVAK                                               April 29, 2013

*CURTIS W. OLSON
--------------------    Director and President - Group
CURTIS W. OLSON         Benefits                                April 29, 2013

*STEVEN D. ANDERSON
--------------------    Vice President and Controller
STEVEN D. ANDERSON                                              April 29, 2013

JENNIFER POWELL
--------------------    Attorney-In-Fact
*JENNIFER POWELL                                                April 29, 2013

                                    AGL - 2

                                                                     333-185761
                                                                      811-04867

                                  SIGNATURES

   National Union Fire Insurance Company of Pittsburgh, Pa. has caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on the 29th day of April 2013.

                                    NATIONAL UNION FIRE INSURANCE
                                    COMPANY OF PITTSBURGH, PA.

                               BY:  KATHLEEN T. CARBONE
                                    --------------------------
                                    KATHLEEN T. CARBONE
                                    STATUTORY CONTROLLER
                                      AND VICE PRESIDENT

    This amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

  Signature                             Title                       Date
  ---------                             -----                       ----

  *RICHARD HOSKINS
  ---------------------    Chief Financial Officer             April 29, 2013
  RICHARD HOSKINS

  *JAMES BRACKEN
  ---------------------    Director                            April 29, 2013
  JAMES BRACKEN

  *JOHN Q. DOYLE
  ---------------------    Director, President and Chief       April 29, 2013
  JOHN Q. DOYLE            Executive Officer

  *PETER D. HANCOCK
  ---------------------    Director                            April 29, 2013
  PETER D. HANCOCK

  *DAVID L. HERZOG
  ---------------------    Director                            April 29, 2013
  DAVID L. HERZOG

  *MONIKA M. MACHON
  ---------------------    Director                            April 29, 2013
  MONIKA M. MACHON

  *RALPH W. MUCERINO
  ---------------------    Director                            April 29, 2013
  RALPH W. MUCERINO

  *SID SANKARAN
  ---------------------    Director                            April 29, 2013
  SID SANKARAN

  *MARK T. WILLIS
  ---------------------    Director                            April 29, 2013
  MARK T. WILLIS

 * BY:  KATHLEEN T. CARBONE
        ----------------------
        KATHLEEN T. CARBONE
        ATTORNEY-IN-FACT
        (Exhibit (r)(1) to the Registration Statement)

                                 EXHIBIT INDEX

ITEM 26. EXHIBITS

(e)(2)    Form of Supplemental Application for Life Insurance, Form No.
          14GVSUP997.

(e)(3)    Form of Subaccount Transfer Request Form.

(e)(4)    Form of Premium Allocation Form.

(e)(5)    Form of Loan/Surrender Request Form.

(e)(6)    Form of Dollar Cost Averaging Request Form.

(e)(8)    Form of Reallocation and Rebalancing Request Form.

(e)(9)    Form of Automatic Rebalancing Request.

(n)(1)    Consents.

(q)(1) Description of American General Life Insurance Company 's Issuance, Transfer and Redemption Procedures for Executive Advantage Variable Universal Life Insurance Policies Pursuant to Rule
          6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940 as of May 1, 2013.

(r)(1) Power of Attorney with respect to Registration Statements and Amendments thereto signed by the directors and, where applicable, officers of National Union Fire Insurance Company of Pittsburgh, Pa.

                                      E-1